UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Martin R. Dean

The Huntington National Bank

37 West Broad Street, 6th Floor

Columbus, OH 43215

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

Annual Shareholder Report

DECEMBER 31, 2013

CLASS A SHARES

INSTITUTIONAL SHARES

Message from the Chief Investment Officer

Dear Shareholder:

The final quarter of 2013 ended the year with the same investor enthusiasm that was experienced in the first quarter of the year, when the Standard & Poor’s 500 (“S&P 500”)1 rose by 10.6% and the Dow Jones Industrial Average (“Dow”)2 expanded by 11.92%. In the final quarter, the S&P 500 almost matched this performance with a 10.5% return, while the Dow rose by 10.2%. The two quarters in between were positive but lacked the drive of the first and last. Perhaps part of the reason for the lagging performance during the second and third quarters was that the Federal Reserve (“Fed”) hinted it was contemplating tapering its aggressive stimulative quantitative easing policy. Investors became concerned rates would rise to a market level considerably higher than under the previous Fed policy. In the last quarter of 2013, the Fed was able to temper the taper talk sufficiently and investors were not dislocated by the announcement of a $10 billion per month reduction. The monetary tap was not turned off, only eased, and rates did not skyrocket as feared.

Almost all categories of fixed income suffered negative rates of return for the entire year. In the third quarter, investors who realized the bond market was vulnerable wisely shifted into more productive investment vehicles such as equities. Bonds appeared to have significant market risk with the possibility of interest rates increasing due to the reduction of the Fed purchase programs. In addition, the safety of cash equivalents lost its allure with a raging bull market that has continued since the financial crisis of 2008. Economic numbers continued to improve during the quarter and the closely watched employment statistics verified the economic expansion. These, too, tended to promote equity ownership to the detriment of bond investors.

Consistent with improving economic numbers, investors were heartened by the technical and valuation factors of stocks and their relatively strong earnings. Money moved from emerging markets back into the U.S. as the domestic economy experienced a ‘Pollyanna’ moment where interest rates were low, inflation was benign, corporations’ portion of the GDP reached its highest level ever and there were few investment alternatives.

As we look into 2014, however, we believe a different environment is likely to exist. Certainly, stock valuations have been stretched, with both Price to Earnings (P/E) and Price to Book (P/B) ratios for the S&P 500 at high levels and at peak levels for smaller and mid cap stocks. These are levels similar to the boom period of the dot-com days. With more regulations presented by Dodd-Frank and the Affordable Care Act, there will be headwinds in certain industries. In addition it appears housing strength may be somewhat waning, there is the uncertainty of mid-term elections, taxes are increasing and we hear disturbing growth expectations coming from China (which has been such a stimulus to world-wide economic improvement). The significant strength of the 2013 market may reverse itself as investors cash in some of their chips. Nonetheless, the economy appears strong and we are looking at a relatively more rosy earnings picture with a Fed that will stand by to inject capital into the monetary system.

Within this climate of considerable uncertainty, many of our Huntington Funds will employ option strategies to help manage market swings. The purchase of insurance put options and the writing of covered calls is one of these strategies that have the potential to help protect portfolio gains while reducing turnover in the Fund. With the markets’ relatively high valuations, this is an effective tool that can be employed if market weakness prevails. Conversely, the writing of cash covered puts allows the manager to participate in market strength yet retain liquid reserves that help preserve unit values. Huntington Asset Advisors, Inc., adviser to the Huntington Funds, has considerable experience in the use of option strategies and has developed a number of very prudent combinations that can help provide clarity within an uncertain environment.

Many of the Huntington Funds are designed to produce income for our shareholders. Since the expenses of mutual funds come directly out of the income that is produced, in a proactive endeavor to increase shareholder payouts, several of the Funds lowered their expense ratios in December 2013. Following the lead of Huntington Dividend Capture Fund’s 2012 reduction, Huntington Real Strategies Fund, Institutional Class was lowered by 0.30% to 1.10%, Huntington Disciplined Equity Fund, Institutional Class was lowered by 0.24% to 1.01% and Huntington Situs Fund, Institutional Class was lowered by 0.33% to 1.03%3. Similar reductions were made to these Funds’ other classes.

In addition, Huntington Mid Corp America Fund was acquired by Huntington Situs Fund and Huntington Income Equity Fund was acquired by Huntington Dividend Capture Fund, as these Funds had similar

Message from the Chief Investment Officer

Message from the Chief Investment Officer (Continued)

investment objectives. These mergers allow for more economies of scale, which provides a variety of benefits to shareholders. In an effort to provide more ways for our shareholders to invest, we announced the addition of Class C Shares to Huntington Situs Fund and Huntington Dividend Capture Fund. These share classes became available on January 2, 2014.

We will strive to continue to improve Huntington Funds in every possible fashion to benefit our shareholders. We are particularly proud of the slate of investment strategies the complex provides and we look forward to helping you achieve your financial goals into 2014 and beyond.

B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

(1)	The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2)	The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Situs Fund, Disciplined Equity Fund, and the Real Strategies Fund to the extent necessary in order to limit the Funds’ total annual fund operating expenses and acquired (underlying) fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) through April 30, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees.

Message from the Chief Investment Officer

Annual Shareholder Report

MONEY MARKET FUNDS

Huntington Tax-Free Money Market Fund

Huntington Money Market Fund

Huntington Ohio Municipal Money Market Fund

Huntington U.S. Treasury Money Market Fund

EQUITY FUNDS

Huntington Disciplined Equity Fund

Huntington Dividend Capture Fund

Huntington Global Select Markets Fund

Huntington International Equity Fund

Huntington Real Strategies Fund

Huntington Rotating Markets Fund

Huntington Situs Fund

INCOME FUNDS

Huntington Fixed Income Securities Fund

Huntington Intermediate Government Income Fund

Huntington Mortgage Securities Fund

Huntington Ohio Tax-Free Fund

Huntington Short/Intermediate Fixed Income Securities Fund

ASSET ALLOCATION FUNDS

Huntington Balanced Allocation Fund

Huntington Conservative Allocation Fund

Huntington Growth Allocation Fund

Disciplined Equity Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Disciplined Equity Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 13.13% and 12.87%, respectively, based upon net asset value. The Fund underperformed relative to the 30.39% total return of the Standard & Poor’s 100 Index (“S&P 100”)1, its benchmark, and outperformed relative to the 3.24% total return of the Lipper Equity Market Neutral Average (“LEMN”)2 for the same period.

The Huntington Disciplined Equity Fund’s underlying stock portfolio performed well throughout the year, returning 31.62%. The cumulative cost of hedging the Fund was 18.49%, resulting in the final return of 13.13%. This cost to the Fund took two forms: the opportunity cost of the securities upon which call options were written (and subsequently called as the market advanced) and through the purchase of protective options, both outright puts on the major indices and calls on contra assets that move inversely to the overall U.S. equity market.

Software makers and money center banks were the strongest performers during the year, while it was the expiration of worthless protective options that created the greatest drain on the Fund. The options did cushion the overall volatility of the Fund’s underlying value during the turbulent market episodes in 2013 that started at the end of June, finally culminating during the opening weeks of October. The sharp advances that characterized the first five and the final three months of the year saw rapid turnover in the Fund’s holdings as option contracts were either repurchased to retain the underlying position, or holdings were replaced as names were allowed to be called away.

(1)	The S&P 100 measures the performance of large cap companies in the United States, and is comprised of 100 major, blue chip companies across multiple industry groups. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(2)	LEMN figures represent the average of total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated. They do not reflect sales charges.

The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Disciplined Equity Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.26%
Institutional	1.01%

The above expense ratios are from the Fund’s prospectus dated December 13, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 100 has been adjusted to reflect reinvestment of dividends on securities in the index.

The Fund intends to write (sell) covered call options which may limit the Fund’s gain, if any, on the underlying securities, and the Fund continues to bear the risk of a decline in the value of the underlying stock until the option expires or is closed out. The Fund intends to write (sell) call options and purchase put options and/or enter into put option spreads. Option spreads present risk during periods of high market volatility. The Fund may also write (sell) put options on individual stocks deemed attractive for purchase at prices at or above the exercise price of the put options written. If a counterparty is unable to honor its commitments, the value of Fund shares may decline and/or the Fund could experience delays in the return of collateral or other assets held by the counterparty. No Fund is a complete investment program and you may lose money investing in the Fund.

Because the Fund invests in a limited number of holdings, an increase or decrease in the value of a single security may have a greater impact on the Fund’s net asset value and total return.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

Annual Shareholder Report

Disciplined Equity Fund (Continued)

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on August 1, 2011.

†	The S&P 100 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Dividend Capture Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA

Director of Fund Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Dividend Capture Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 21.14% and 20.74%, respectively, based on net asset value. The Fund underperformed relative to the 32.39% total return of the Standard & Poor’s 500 Index (“S&P 500”)1, its benchmark and outperformed relative to the 11.91% total return of the Dividend Capture Indices Blend (“DCIB”)2 for the same period. The Fund’s Class A Shares outperformed the DCIB benchmark by 8.83%.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility by investing in three distinct asset classes: common stocks, REITs, and preferred stocks.

•

Value-style common stocks: Domestic equity markets staged a spectacular rally in 2013 due to plentiful liquidity and diminishing risk factors. Stocks as measured by the S&P 500 ended the year with a 32.39% total return. The Fund was overweight common stocks for the entire period vs. the DCIB unmanaged custom index. Within this class, sector allocation added 63 basis points and security selection added 244 basis points. As a result, the common stocks in the Fund outperformed the overall market. The Fund’s common stock total return for 2013 was 35.57% compared to the S&P 500 Value Index of 32.58%. The five largest positive contributors to performance were: Unum Group (sold)*, Cullen/Frost Bankers (1.07%)*, Rockwell Automation (sold)*, Sonoco Products Co. (0.60%)* and General Electric Co. (2.77%)*. The five largest detractors were: Cenovus Energy Inc. (sold)*, Edison International (0.63%)*, Kellogg Company (sold)*, Occidental Petroleum Corp. (1.09%)* and Family Dollar Stores, Inc. (sold)*.

•

Real Estate Investment Trusts (REITs)**: The total returns for REITs lagged common stocks in 2013. The Fund’s REIT holdings produced a total return of 1.61%, which compared unfavorably to the benchmark NAREIT index total return of 2.37%. The five largest positive contributors to performance were: Omega Healthcare Investors (sold)*, EPR Properties (sold)*, Highwoods Properties (0.51%)*, EastGroup Properties (sold)* and Colonial Properties Trust (sold)*. The five largest detractors were: Mack-Cali Realty Corp. (sold)*, Lexington Realty Trust (0.57%)*, CBL & Associates Properties (0.34%)*, Associated Estates Realty Corp. (0.26%)* and DDR Corp (0.89%)*.

•

Preferred Stock***: Preferred stocks significantly lagged the common stock market and was the worst performing sub-group of the Fund. Higher market yields and fears of a potential Federal Reserve “tapering” of bond purchases resulted in lower prices for preferred shares. The Fund’s preferred share holdings produced a total return of -2.61% which outperformed the benchmark BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index total return of -3.65%. The five largest positive contributors to performance were: JPMorgan Chase Capital XXIX, 6.700% (1.05%)*, KKR Financial Holdings LLC, 8.375% (0.42%)*, NextEra Energy Capital Holdings, Inc., Series F, 8.750% (0.91%)*, Dominion Resources, Inc., Class A, 8.375% (0.70%)* and Vornado Realty LP, 7.875% (0.71%)*. The five largest underperforming issues were: Stanley Black & Decker, Inc., 5.750% (0.76%)*, BB&T Corp., 5.850% (1.23%)*, PS Business Parks, Inc., Series S, 6.450% (1.01%)*, Charles Schwab Corp., Series B, 6.000% (1.07%)* and Public Storage, Inc., Series V, 5.375% (0.70%)*.

Annual Shareholder Report

Dividend Capture Fund (Continued)

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

**	REIT returns represented by the NAREIT Index.

***	Preferred stock returns represented by BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(2)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), BofA/Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Dividend Capture Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.15%
Institutional	0.90%

The above expense ratios are from the Fund’s prospectus dated December 13, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involves special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Global Select Markets Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Paul W. Attwood, CFA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Global Select Markets Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 6.08% and 5.87%, respectively, based on net asset value. The Fund outperformed relative to the -2.60% total return of the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EM”)1, its benchmark for the same time period. The Fund’s Class A Shares outperformed the benchmark by 8.47%.

The Emerging Market countries, as a group, had a relatively weak year in 2013 when compared to other assets classes in the equity universe. The Fund was able to outperform the benchmark by avoiding investments in countries that were significant underperformers, overweighting countries and sectors that had positive relative performance and through superior stock selection.

The Fund held overweight positions in Consumer Discretionary, Healthcare and Information Technology sectors. These were the three strongest performing sectors within the benchmark. The Fund had underweight positions in the weakest sectors, which were Material and Energy stocks. The three holdings that had the largest positive contribution to the Fund’s performance were Eclat Textile Co. Ltd. (2.22%)*, MGM China Holdings Ltd. (2.97%)* and Haier Electronics Group (3.07%)*. These three holdings added 6.07% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were PT Bank Mandiri (Persero) (sold)*, LG Household & Health Care Ltd. (sold)* and Duratex S.A. (sold)*. These three holdings subtracted -2.2% from the Fund’s return.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

(1)	The MSCI-EM is a market-capitalization weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Global Select Markets Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	2.15%
Institutional	1.90%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The MSCI-EM has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on December 30, 2009.

†	The MSCI-EM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

International Equity Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Paul W. Attwood, CFA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington International Equity Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 20.32% and 20.01%, respectively, based on net asset value. The Fund underperformed relative to the 22.78% total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI-EAFE”)1, its benchmark for the same time period. The Fund’s Class A Shares underperformed the benchmark by 2.77%.

The factors that produced the underperformance of the Fund relative to its benchmark were mainly an underexposure to the strongest performing countries, such as Japan and Ireland, as well as stock positions that underperformed their relative sectors. Sector weight was kept relatively neutral compared to the benchmark for most of the year.

Within the MSCI-EAFE, the strongest performing sectors for the year were Telecommunications and Consumer Discretionary stocks. The weakest performing sectors were Materials and Energy. The three stocks that contributed the most to performance were: AXA SA, a French financial company (2.88%)*, Vodaphone, a UK based multinational Telecom provider (2.41%)* and BT Group, a UK based telecom company (2.22%)*. Collectively, they added 3.41% to performance. The three stocks that detracted the most from performance were Norsk Hydro, a Norwegian industrial company (sold)*, Fanuc Corp, a Japanese industrial company (sold)* and Avex Group, a Japanese consumer services company (sold)*.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

(1)	The MSCI-EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI-EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

International Equity Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.87%
Institutional	1.62%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Real Strategies Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Real Strategies Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 9.49% and 9.09%, respectively, based upon net asset value. The Fund outperformed relative to the -1.24% total return of the Standard & Poor’s Goldman Sachs Commodity Index (“S&P GSCI”)1, its benchmark for the same period.

The Fund was able to achieve this result by emphasizing the energy and energy related industrial sectors while minimizing exposure to industrial metals and reducing exposure to precious metals during the course of the year. In the energy segment, the Fund emphasized natural gas related energy themes while avoiding coal and nuclear investments.

Following a strong start to the year, the Fund encountered a sharp selloff in commodity prices culminating in a sharp decline during the final week of June, as the second quarter drew to a close. Following this weakness, commodity prices bifurcated with industrial metals and energy related prices moving higher, while precious metals and agricultural prices remained stalled just above their recent lows. The Fund continued to shift emphasis towards natural gas related investments funded by the reductions in non-energy related holdings.

The Fund made no new investments in direct ownership of real estate during the period; it did, however, benefit from the existing holdings as they generated between a 6.1% and 7.5% income return on the original investment. One holding, the Discount Retail DST, received an offer to purchase in the second half of the year and was sold for a 3.1% gain over the original acquisition price in November 2011.

(1)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Real Strategies Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.35%
Institutional	1.10%

The above expense ratios are from the Fund’s prospectus dated December 13, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI has been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on May 2, 2007.

†	The S&P GSCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Rotating Markets Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Rotating Markets Fund’s (“Fund”) Institutional Shares and Class A shares produced total returns (not including the deduction of applicable sales charges) of 23.79% and 23.61% respectively, based on net asset value. The Fund underperformed relative to the 32.39% total return of the Standard & Poor’s 500 Index (“S&P 500”)1, its benchmark for the same period.

As the name of the Fund indicates, the strategy of the Fund is to rotate to the market segment that is deemed to have the best chance to outperform the S&P 500. In the beginning of 2013, the Fund was invested to emulate the performance of the NASDAQ-100 Index. As the quarter progressed, the NASDAQ-100 Index experienced sharp declines as technology stocks significantly underperformed the S&P 500. In response to the decline, the Fund rotated to emulate the Standard & Poor’s MidCap 400 Index (“S&P 400”). The S&P 400 was selected because it is comprised of many companies with strong growth prospects and we believe it has the potential to outperform the S&P 500 in this market environment.

The rotation results were mixed as the Fund outperformed in the third quarter, but underperformed in the fourth quarter. In the final analysis, rotating to emulate the S&P 400 helped performance, but the Fund could not overcome the underperformance created earlier in the year when it emulated the NASDAQ-100 Index.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Rotating Markets Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.45%
Institutional	1.20%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Situs Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Situs Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 28.38% and 28.09%, respectively, based upon net asset value. The Fund underperformed relative to the 41.31% total return of the Standard and Poor’s SmallCap 600 Index (“S&P 600”)1, its benchmark and the 33.50% total return of the Standard and Poor’s MidCap 400 Index (“S&P 400”)2 for the same period. During the year, the Huntington Mid Corp America Fund was merged into the Fund. This added close to $200 million to the size of the Fund and provided an opportunity to reduce the expense ratio of the Fund.

The Huntington Situs Fund’s performance was primarily the result of trading activity, which was responsible for 9.55% of the performance relative to the benchmark. However, portfolio structure had a negative impact of 10.55%. Portfolio structure can be explained by adding Security Characteristics (2.86%), Sector Allocation (1.75%) and Security Selection (5.96%). The major drivers of performance from a stock selection perspective were Cabela’s, Inc. (3.00%)*, FlowServe Corp. (1.79%)* and Trinity Industries (1.18%)*. These three holdings added 4.74% to the Fund’s performance. Stock holdings that detracted from performance included Edwards LifeSciences (1.08%)*, Myriad Genetics (0.76%)* and Altavis PLC Call @ 85 Expiring April 2013 (sold)*. These three names subtracted -1.4% from the Fund’s performance.

The markets in 2013 were primarily impacted by activities surrounding the monetary policies of the Federal Reserve System (“Fed”). In an attempt to stimulate the economy, the Fed continued its process of purchasing Treasury securities and, during the year, added to this policy by expanding its program by adding mortgage securities into its balance sheet. These steps served to push interest rates lower, stimulate the housing industry and provide liquidity into the system. The equity markets viewed this as an attractive environment until mid-spring when Fed Chairman Ben Bernanke announced that there would ultimately be a change in monetary policy and the Fed’s purchasing program would begin to taper. This created some concerns in the marketplace and interest rates jumped, causing bond investors some degree of angst. By the fourth quarter, however, investors were calmed and the stock markets continued their extraordinary rise.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

(1)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(2)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Situs Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A shares.

Class	Expense Ratios
A	1.28%
Institutional	1.03%

The above expense ratios are from the Fund’s prospectus dated December 13, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 400 have been adjusted to reflect reinvestment of dividends on securities in the indices.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 600 and S&P 400 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Fixed Income Securities Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA

Director of Fund Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Fixed Income Securities Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of -2.41% and -2.65%, respectively, based on net asset value. The Fund underperformed relative to the -2.35% total return of the Barclays Government/Credit Bond Index (“BGCBI”)1, its benchmark and the -1.87% total return of the Lipper Intermediate Investment Grade Debt Funds Average2, the Fund’s peer group for the same period.

U.S. bond markets suffered one of their worst years on record in 2013, as yields rose steadily in the second half of the year. Stronger economic growth and the fear of the Federal Reserve tapering its stimulative quantitative easing policy resulted in the 10-year Treasury closing the year above 3%. In terms of sector performance, corporate bonds were the clear winner with a 2.75% excess return advantage over Treasuries. Taken together, bonds posted a disappointing total return of -2.35% for the full year as measured by the BGCBI.

The Fund’s performance trailed both its benchmark index and peer group. Positive contributors to Fund performance included an asset allocation overweight of corporate bonds and lower average maturity than the market. However, our decision to focus on higher quality credits resulted in underperformance for the year.

(1)	The BGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of total returns reported by all of the mutual funds designated by the Lipper, Inc. as falling in the category indicated. They do not reflect sales charges.

The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Fixed Income Securities Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 3.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.31%
Institutional	1.06%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Intermediate Government Income Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Intermediate Government Income Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of -2.87%, and -3.13%, respectively, based on net asset value. The Fund underperformed relative to the -0.86% total return of the Barclays Intermediate Government/Credit Index (“BIGC”),1 its benchmark, the -1.56% total return of the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index (“MLTA 1-10”)2 and the -1.62% total return of the Lipper Short-Intermediate Government Funds Average3 for the same period.

During 2013, the Barclays U.S. Aggregate Bond Index4, which represents a broad bond market index, showed a return of -2.02%. Sector performance favored corporate bonds by a wide margin. The Fund’s underperformance against its benchmark index, the BIGC, was due to the asset mix of its portfolio. By prospectus, the Fund’s principal investment strategy is to primarily invest in obligations issued or guaranteed by the U.S. Government and its agencies. This past year, corporate bonds were the best performing asset class. At year-end, the benchmark index had a 36.4% exposure to corporate bonds, while the Fund had no exposure to them.

With the improving economy during the second half of the year and the fear of tightening by the Federal Reserve in May, interest rates rose by over 100 basis points. As rates increased, the risk trade took over and both Treasuries and bond funds were sold off, resulting in a return of -3.35% for Treasuries for the year. At year-end, the Fund had a 24% weighting in Treasuries, a 43% weighting in Agencies and a 33% weighting in Mortgage-Backed Securities. The duration of the Fund was in line with the benchmark index.

(1)	The BIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(2)	The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(3)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Intermediate Government Income Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 3.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.34%
Institutional	1.09%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BIGC and MLTA 1-10 have been adjusted to reflect reinvestment of income on securities in the indices.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mortgage Securities Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Senior Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Mortgage Securities Fund (“Fund”) produced returns (not including the deduction of applicable sales charges) of -1.45% and -1.69% for the Fund’s Institutional and Class A Shares, respectively, based on net asset value. The Fund underperformed relative to the 1.41% total return of the Barclays U.S. Mortgage Backed Securities Index (“BMBSI”)1, its benchmark. The Lipper U.S. Mortgage Funds Average2 had a total return of -1.46% for the same reporting period.

During 2013, the Mortgage-Back Securities (“MBS”) market outperformed Treasuries. MBS had a return of -1.39% versus Treasuries with a return of -3.35%. The Mortgage Securities Fund’s performance benefited from it’s 93.6% exposure to MBS. The Agency position had no impact on the portfolio. The Fund performed in line with the indices due to its more defensive nature and shorter duration. The Fund maintained its holding in 15- and 20- year mortgages, which experienced faster prepayments as rates increased during the year. The 3% exposure to the Real Estate Investment Trust (“REIT”) market positively impacted the Fund’s return. As measured by the NAREIT Index (“NAREIT”)3, REITs produced a return of 1.18%.

(1)	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3)	The NAREIT Index represents returns for the FTSE National Association of Real Estate Investment Trust All Equity REITs Index. It is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Mortgage Securities Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 3.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.36%
Institutional	1.11%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of income on securities in the index.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Investments in real estate investment trusts (“REITs”) involve special risks associated with an investment in real estate such as limited liquidity and interest rate risk. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Ohio Tax-Free Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: Kathy Stylarek

Vice President

Huntington Asset Advisors, Inc.

For fiscal year ended December 31, 2013, the Huntington Ohio Tax-Free Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of -3.25% and -3.50%, respectively, based on net asset value (“NAV”). The Fund underperformed relative to the -0.97% total return of the Barclays 7-year Municipal Bond Index (“B7MB”)1, its benchmark and outperformed relative to the -4.54% total return of the Lipper Ohio Municipal Debt Funds Average2, the Fund’s peer group, for the same period.

While many of our fund peers chose to take on positions in Puerto Rico (reportedly about 75% of outstanding municipal bond funds) to boost yields on their State Specific and General Market Funds, we chose to avoid holding Puerto Rico in the Fund. In the second half of 2013, the municipal market saw some familiar names such as Illinois, Detroit and Puerto Rico causing havoc on portfolio values. The Fund stayed true to its name, investing in only Ohio debt and electing to stick to higher quality positions in the essential service and general obligation bonds. Although the lower quality, longer bond strategy excelled in performance in the beginning of the year, the higher quality shorter bond strategy was the clear winner at year-end, when measured against our peers.

The top 3 contributors to our performance were: our positions in general obligation and essential service bonds, our avoidance of the hospital sector and buying the premium bigger coupon bonds. The top 3 detractors of our performance were: not buying long enough at the beginning of the year, having our bids affected by a soft market (impacted from the Detroit, Puerto Rico, etc. news) and whispers of an imminent tapering of its stimulative quantitative easing policy by the Federal Reserve.

Another strategy we pursued was to capture gains in the Fund by harvesting some pre-refunded bonds with big gains and low yields that were purchased long ago. We continued to hold some housing bonds that were paying better than market yields. These positions also helped to add yield and stabilize the NAV.

1	The B7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

2	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Ohio Tax-Free Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 3.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.44%
Institutional	1.19%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of income on securities in the index.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Short/Intermediate Fixed Income Securities Fund (“Fund”) produced total returns (not including the deduction of applicable sales charges) of -0.25% and -0.50% for the Fund’s Institutional and Class A Shares, respectively, based on net asset value. The Fund underperformed relative to the 0.32% total return of the BofA/Merrill Lynch 1-5 Year Corporate/Government Credit Index (“ML 1-5YGC”),1 its benchmark for the same period.

Overall, performance of the Fund for 2013 was lower the benchmark index due to the Fund’s shorter duration versus benchmark. Treasuries had a return of -3.35% for the year. Agencies had a return of -1.79%, while corporate bonds had a return of -1.46%.

At fiscal year end, the Fund held 94% of its portfolio in corporate debt, 5% in federal agencies, and 1% in Treasuries. Both corporate bonds and federal agencies outperformed Treasuries during the year, and the Fund’s overweight to corporate bonds positively impacted the Fund’s return. The two-year Treasury had a return of 0.31%, while the 5-year Treasury had a return of -2.42%. The duration of the Fund was 2.6 years versus the benchmark of 2.7 years.

1	The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

2	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 1.50% maximum sales charge for the Class A Shares.

Class	Expense Ratios
A	1.31%
Institutional	1.06%

The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of income on securities in the index.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

†	The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Balanced Allocation Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Manager: Randy Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Balanced Allocation Fund’s (“Fund”) Class A Shares produced a total return (not including the deduction of applicable sales charges) of 13.14% based upon net asset value. The Fund underperformed relative to the 32.39% total return of the Standard & Poor’s 500 Index (“S&P 500”)1 its benchmark and the 18.62% total return of the Balanced Allocation Indices Blend (“BAIB”)2 for the same period.

Contributing to the performance was the Fund’s exposure of 62.6% in growth assets and 35.6% in income focused securities and 1.8% into stable assets. At year end, the Fund was balanced with exposure to the Huntington Fixed Income Securities Fund at 16.2%* of assets, the Huntington Dividend Capture Fund with a 12.4%* exposure and the Huntington International Equity Fund, which constituted 11.6%* of the allocation. Other levels of exposure included the Huntington EcoLogical Strategy ETF at 10.9%*, the Huntington US Equity Rotation Strategy ETF at 9.7%* and the Huntington Situs Fund at 8.2%*. Overall, the Fund was extremely diversified and reflected the market expectations of the Huntington Asset Advisors, Inc.

During the year, the Federal Reserve Bank (“Fed”) continued its strategy of maintaining an extremely easy monetary policy. Interest rates have been driven progressively lower since the recession of 2008-2009 by Fed bond buying. During the year, the Fed extended its purchasing into mortgage-backed securities to add further stimulus to the housing industry. Around mid-spring, however, Fed Chairman Ben Bernanke announced that the Federal Open Market Committee was considering some degree of tapering of the $85 billion of monthly purchasing. This led to an immediate increase in rates and contributed to the decline in bond prices and the generally poor bond performance experienced for the year. Stocks, on the other hand, enjoyed one of their greatest years ever, as Fed liquidity and economic recovery led to higher corporate profits and continued optimism by investors.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

2	The BAIB Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Balanced Allocation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and BAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

1	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and BAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Conservative Allocation Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Manager: Randy Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Conservative Allocation Fund’s (“Fund”) Class A Shares produced a total return (not including the deduction of applicable sales charges) of 2.69% based upon net asset value. The Fund outperformed relative to the -2.02% total return of the Barclays U.S. Aggregate Bond Index (“BUSAI”)1, its benchmark and underperformed relative to the 4.86% total return for the Conservative Allocation Indices Blend (“CAIB”)2 for the same period. The primary reason the Fund outperformed its benchmark was the fact that the Fund held 22.4%* of its assets in growth securities, which performed extremely well in 2013. At year end, the Fund was balanced with exposure to the Huntington Fixed Income Securities Fund at 34.6%* of assets, Huntington Intermediate Government Income Fund with 16.1%* exposure and the Huntington Short/Intermediate Fixed Income Securities Fund, which constituted 16.1%* of the allocation. The largest growth component was a 4.5%* exposure to the Huntington Dividend Capture Fund.

During the year, the Federal Reserve Bank (“Fed”) continued its strategy of maintaining an extremely easy monetary policy. Interest rates have been driven progressively lower since the recession of 2008-2009 by Fed bond buying. During the year, the Fed extended its purchasing into mortgage-backed securities to add further stimulus to the housing industry. Around mid-spring, however, Fed Chairman Ben Bernanke announced that the Federal Open Market Committee was considering some degree of tapering of the $85 billion of monthly purchasing. This led to an immediate increase in rates and contributed to the decline in bond prices and the generally poor bond performance experienced for the year.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The BUSAI is composed of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

2	The CAIB Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (20%) and the Barclays U.S. Aggregate Bond Index (80%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The BUSAI and CAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

1	The Fund commenced operations on July 31, 2009.

†	The BUSAI and CAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Allocation Fund	As of 12/31/13

Management’s Discussion of Fund Performance

Manager: Randy Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2013, the Huntington Growth Allocation Fund’s (“Fund”) Class A Shares produced a total return of (not including the deduction of applicable sales charges) 18.75% based upon net asset value. The Fund underperformed relative to the 32.39% total return of the Standard & Poor’s 500 Index (“S&P 500”)1, its benchmark and the 25.51% total return for the Growth Allocation Indices Blend (“GAIB”)2 for the same period.

Contributing to the Fund’s performance was exposure of 82.4% to growth assets, 15.8% to income focused securities and 1.9% to stable assets. At year end, the Fund was balanced with exposure to the Huntington Dividend Capture Fund at 16.3%* of assets, and the Huntington International Equity Fund which constituted 15.3%* of the allocation. Other levels of exposure included the Huntington EcoLogical Strategy ETF at 14.3%*, the Huntington U.S. Equity Rotation Strategy ETF at 12.7%* and the Huntington Situs Fund at 10.8%*. The largest exposure to fixed income funds was the 7.2%* commitment to the Huntington Fixed Income Securities Fund. Overall, the Fund was extremely diversified and reflected the market expectations of the Huntington Asset Advisors, Inc.

During the year, the Federal Reserve Bank (“Fed”) continued its strategy of maintaining an extremely easy monetary policy. Interest rates have been driven progressively lower since the recession of 2008-2009 by Fed bond buying. During the year, the Fed extended its purchasing into mortgage-backed securities to add further stimulus to the housing industry. Around mid-spring, however, Fed Chairman Ben Bernanke announced that the Federal Open Market Committee was considering some degree of tapering of the $85 billion of monthly purchasing. This led to an immediate increase in rates and contributed to the decline in bond prices and the generally poor bond performance experienced for the year. Stocks, on the other hand, enjoyed one of their greatest years ever, as Fed liquidity and economic recovery led to higher corporate profits and continued optimism by investors

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

2	The GAIB Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (80%) and the Barclays U.S. Aggregate Bond Index (20%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Adviser as of December 31, 2013 and are subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Growth Allocation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and GAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the adviser to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

1	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and GAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Medical	24.0%
General Obligation	22.3%
Higher Education	20.2%
Multifamily Housing	18.4%
Cash	7.8%
School District	3.8%
Water	3.5%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value
Municipal Bonds — 92.1%
Alabama — 0.2%
$100,000	Talladega County, AL, Refunding Warrants, G.O., Series A, 2.000%, 3/1/14	$100,250
Colorado — 1.2%
500,000	Colorado Educational & Cultural Facilities Authority Revenue, 0.030%, 12/1/35 (a)	500,000
Delaware — 3.3%
1,400,000	University of Delaware, Revenue, 0.020%, 11/1/35 (a)	1,400,000
Florida — 10.3%
615,000	Broward County, FL, Housing Finance Authority Revenue, 0.040%, 12/1/29 (a)	615,000
150,000	Florida State Housing Finance Corp., Various Refunding Housing Island Club Revenue, 0.040%, 7/1/31 (a)	150,000
1,305,000	Jacksonville, FL, Housing Finance Authority Revenue, (Fannie Mae Ins.), 0.040%, 7/15/33 (a)	1,305,000
100,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.070%, 5/1/25 (a)	100,000
300,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.060%, 11/1/36 (a)	300,000

Principal Amount		Value
Municipal Bonds — (Continued)
Florida — (Continued)
$1,425,000	Pinellas County, FL, Health Facilities Authority Revenue, Series A-1, (AGM Ins.), 0.020%, 11/1/38 (a)	$1,425,000
500,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 0.040%, 1/15/32 (a)	500,000
		4,395,000
Iowa — 3.3%
600,000	Iowa State Finance Authority, Health Facilities Revenue, Series B, 0.020%, 2/15/35 (a)	600,000
800,000	Iowa State Finance Authority, Health Facilities Revenue, Series A, 0.020%, 2/15/35 (a)	800,000
		1,400,000
Massachusetts — 1.6%
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Baystate Medical Center, Series G, (LOC - Wells Fargo Bank N.A.), 0.010%, 7/1/26 (a)	500,000
190,000	New Bedford, MA, Muni Purpose Loan, G.O., 5.000%, 2/15/14	191,054
		691,054
Michigan — 4.9%
2,100,000	University of Michigan, Revenue, Series B, (SPA - Northern Trust Co.), 0.010%, 4/1/42 (a)	2,100,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value
Municipal Bonds — (Continued)
Minnesota — 6.1%
$150,000	Burnsville, MN, Multifamily Revenue, (Fannie Mae Ins.), 0.060%, 10/15/33 (a)	$150,000
450,000	Minneapolis, MN, Housing Development Revenue, (Fannie Mae Ins.), 0.040%, 9/1/26 (a)	450,000
2,000,000	Richfield, MN, Housing Revenue, Woodlake Richfield Apartments Project, (LOC - Wells Fargo Bank N.A.), 0.030%, 10/1/53 (a)	2,000,000
		2,600,000
Mississippi — 0.2%
60,000	Lauderdale County, MS, G.O., Series A, 1.000%, 4/1/14	60,066
Missouri — 3.5%
1,100,000	Missouri State Development Finance Board Revenue, Nelson Gallery Foundation, Series A, (SPA - Northern Trust Co.), 0.020%, 12/1/33 (a)	1,100,000
400,000	Missouri State Health & Educational Facilities Authority Revenue, St. Louis University, Series A-2, (LOC - Wells Fargo Bank N.A.), 0.010%, 10/1/35 (a)	400,000
		1,500,000
New Hampshire — 3.3%
1,400,000	New Hampshire Health & Education Facilities Authority Revenue, Series B, (SPA - JPMorgan Chase Bank), 0.030%, 7/1/33 (a)	1,400,000
New Jersey — 1.1%
480,000	Robbinsville Township, NJ, Board of Education, G.O., 2.000%, 3/15/14	481,483
New York — 7.0%
900,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 0.010%, 11/1/22 (a)	900,000
1,500,000	New York City Water & Sewer System Revenue, 0.010%, 6/15/45 (a)	1,500,000

Principal Amount		Value
Municipal Bonds — (Continued)
New York — (Continued)
$600,000	New York State Housing Finance Agency Revenue, (Fannie Mae Ins.), 0.030%, 5/15/39 (a)	$600,000
		3,000,000
North Carolina — 5.6%
795,000	Cary, NC, Various Public Improvements, G.O., (SPA - JPMorgan Chase Bank), 0.070%, 6/1/27 (a)	795,000
100,000	Charlotte-Mecklenburg, NC, Health Care System Revenue, Series B, (LOC - U.S. Bank N.A.), 0.020%, 1/15/26 (a)	100,000
710,000	Charlotte-Mecklenburg, NC, Health Care System Revenue, Series H, (LOC - Wells Fargo Bank N.A.), 0.010%, 1/15/45 (a)	710,000
260,000	State of North Carolina, Prerefunded-Public Improvement, G.O., Series A, 4.250%, Prerefunded on 3/1/14 @ 100	261,612
500,000	Wilmington, NC, G.O., 0.040%, 6/1/15 (a)	500,000
		2,366,612
Ohio — 20.6%
170,000	Chillicothe, OH, Limited Tax - Various Purpose, G.O., (Build America Mutual (BAM) Ins.), 1.000%, 12/1/14	170,884
1,000,000	Cuyahoga Falls, OH, Street Improvement, G.O., BAN, 1.600%, 9/24/14	1,008,337
1,000,000	East Knox, OH, Local School District, School Facilities Construction and Improvement, G.O., BAN, 2.200%, 1/28/14	1,001,139
1,000,000	Forest Park, OH, G.O., BAN, 1.250%, 8/26/14	1,004,844
305,000	Harrison, OH, G.O., 2.625%, 10/23/14	309,212
1,000,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series B, (SPA - Barclays Bank PLC), 0.020%, 11/15/39 (a)	1,000,000
1,000,000	Morrow County, OH, County Court House, G.O., BAN, 1.500%, 1/15/14	1,000,401

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$1,200,000	Newark, OH, G.O., BAN, 1.000%, 7/28/14	$1,204,084
1,400,000	Ohio State, Higher Educational Facilities Revenue, Case Western Reserve, Series A, 0.010%, 10/1/22 (a)	1,400,000
450,000	Ohio State University, General Receipts Revenue, 0.030%, 12/1/27 (a)	450,000
100,000	Pataskala, OH, Various Purposes, G.O., BAN, 1.500%, 3/26/14	100,230
115,000	West Liberty, OH, West Liberty-Salem Local School District, G.O., (Student Credit Program), 1.500%, 12/1/14	116,100
		8,765,231
Pennsylvania — 3.3%
1,400,000	Geisinger, PA, Health Systems Revenue, Series A, (SPA - Wells Fargo Bank NA), 0.010%, 5/15/35 (a)	1,400,000
Tennessee — 1.7%
725,000	Jackson, TN, Health Educational & Housing Facility Board Multifamily Revenue, (Fannie Mae Ins.), 0.040%, 5/15/31 (a)	725,000
Texas — 5.5%
100,000	Austin, TX, Housing Finance Corp., Multifamily Housing Revenue, Stassney Woods Apartments, Series A, (Fannie Mae Ins., LOC - JPMorgan Chase Bank), 0.040%, 10/15/32 (a)	100,000
700,000	Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Series B-1, 0.020%, 9/1/31 (a)	700,000
1,100,000	Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Series B-2, (LOC - JPMorgan Chase & Co.), 0.020%, 9/1/31 (a)	1,100,000
460,000	Travis County, TX, Housing Finance Corp., Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 0.040%, 2/15/34 (a)	460,000
		2,360,000

Principal Amount/ Shares		Value
Municipal Bonds — (Continued)
Virginia — 7.1%
$350,000	Arlington County, VA, Industrial Development Authority Revenue, Series A, (Fannie Mae Ins.), 0.040%, 3/1/35 (a)	$350,000
425,000	Hampton, VA, Redevelopment & Housing Authority Multifamily Housing Revenue, Township Apartments Project, (Fannie Mae Ins.), 0.040%, 10/15/32 (a)	425,000
1,400,000	Virginia Small Business Financing Authority, Hospital Revenue, Series A, (SPA - Wells Fargo Bank N.A.), 0.050%, 7/1/42 (a)	1,400,000
855,000	Virginia State College Building Authority Revenue, University of Richmond, (SPA - Wells Fargo Bank N.A.), 0.010%, 11/1/36 (a)	855,000
		3,030,000
Washington — 2.3%
990,000	Washington Economic Development Finance Authority Revenue, Pioneer Human Services, 0.030%, 9/1/18 (a)	990,000
Total Municipal Bonds (Cost $39,264,696)		39,264,696
Cash Equivalents — 7.7%
2,041,757	FFI Institutional Tax-Exempt Fund 0.030% (b)	2,041,757
1,259,468	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I 0.010% (b)	1,259,468
Total Cash Equivalents (Cost $3,301,225)		3,301,225
Total Investments (Cost $42,565,921) — 99.8%		42,565,921
Other Assets in Excess of Liabilities — 0.2%		76,992
Net Assets — 100.0%		$42,642,913
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

AGM — Assured Guaranty Municipal Corp.

BAN — Bond Anticipation Note

G.O. — General Obligation

LOC — Letter of Credit

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	63.2%
U.S. Treasury Obligations	36.8%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value
U.S. Government Agencies — 64.1%
Federal Farm Credit Bank — 16.4%
$18,600,000	0.156%, 1/22/14 (a)	$18,600,685
8,100,000	0.236%, 7/16/14 (a)	8,104,835
15,000,000	0.170%, 7/21/14 (a)	15,010,498
15,000,000	0.280%, 10/14/14 (a)	15,019,064
		56,735,082
Federal Home Loan Bank — 27.4%
15,000,000	0.070%, 3/17/14	14,999,831
20,000,000	0.120%, 5/27/14	19,999,459
5,000,000	0.120%, 5/27/14	4,999,799
10,000,000	0.210%, 6/11/14 (a)	10,007,842
9,750,000	0.160%, 6/17/14	9,751,487
10,000,000	0.110%, 6/23/14	9,999,471
15,000,000	0.105%, 8/21/14 (a)	14,999,606
10,000,000	0.160%, 9/8/14	10,000,537
		94,758,032
Federal Home Loan Bank Discount Note — 13.0% (b) (c)
15,000,000	0.144%, 1/8/14	14,999,592
15,000,000	0.184%, 1/15/14	14,998,950
15,000,000	0.031%, 1/27/14	14,999,675
		44,998,217

Principal Amount		Value
U.S. Government Agencies — (Continued)
Federal National Mortgage Association — 7.3%
$15,000,000	0.151%, 9/11/14 (a)	$15,003,301
10,000,000	0.460%, 11/21/14 (a)	10,033,273
		25,036,574
Total U.S. Government Agencies (Cost $221,527,905)		221,527,905
U.S. Treasury Obligations — 37.3%
U.S. Treasury Bills — 37.3% (c)
15,000,000	0.040%, 1/2/14	14,999,967
5,280,500	0.005%, 1/9/14	5,280,494
38,955,000	0.000%, 1/16/14	38,955,000
25,000,000	0.080%, 2/27/14	24,996,754
44,620,000	0.080%, 3/6/14	44,613,416
Total U.S. Treasury Obligations (Cost $128,845,631)		128,845,631
Total Investments (Cost $350,373,536) — 101.4%		350,373,536
Liabilities in Excess of Other Assets — (1.4)%		(5,001,958)
Net Assets — 100.0%		$345,371,578
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	Zero coupon bond

(c)	Rate represents the effective yield at purchase.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Medical	26.9%
Higher Education	20.2%
General Obligation	19.1%
Development	12.0%
Cash	9.1%
Water	3.4%
Pollution	3.1%
Transportation	2.4%
Airport	2.2%
School District	1.6%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value
Municipal Bonds — 90.8%
Ohio — 90.8%
$500,000	Clark County, OH, Various Purposes, G.O., BAN, 0.750%, 5/29/14	$500,604
2,650,000	Cleveland, OH, Waterworks Revenue, Series Q, 0.060%, 1/1/33 (a)	2,650,000
2,315,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, SPC Buildings 1&3 LLC, (LOC - JPMorgan Chase Bank), 0.040%, 1/1/37 (a)	2,315,000
1,250,000	Cleveland, OH, Cuyahoga County Port Authority Educational Facilities Revenue, Laurel School Project, (LOC - JPMorgan Chase Bank), 0.040%, 4/1/38 (a)	1,250,000
1,750,000	Cleveland, OH, Cuyahoga County Port Authority Cultural Facilities Revenue, Cleveland Museum of Art, Series B, (SPA - JP Morgan Chase Bank), 0.040%, 10/1/40 (a)	1,750,000
2,375,000	Columbus, OH, Adjusted Sanitary Sewer, G.O., Series 1, 0.020%, 12/1/26 (a)	2,375,000

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$850,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, Series A, (LOC - U.S. Bank N.A.), 0.050%, 1/1/30 (a)	$850,000
1,600,000	Columbus, OH, Sewer Revenue, Series B, 0.020%, 6/1/32 (a)	1,600,000
1,920,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, Series A, (LOC - U.S. Bank N.A.), 0.050%, 3/1/34 (a)	1,920,000
270,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 0.050%, 12/1/36 (a)	270,000
590,000	Delaware County, OH, Port Authority, Economic Development Revenue, The Columbus Zoological Park Association, Inc., (LOC - JPMorgan Chase Bank), 0.050%, 8/1/18 (a)	590,000
1,000,000	Elyria, OH, Various Purpose Improvement, G.O., BAN, 0.600%, 6/4/14	1,000,838

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$3,300,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 0.050%, 12/1/21 (a)	$3,300,000
1,750,000	Franklin County, OH, Hospital Revenue, Nationwide Children’s Hospital, Series D, 0.040%, 11/1/33 (a)	1,750,000
2,600,000	Franklin County, OH, Hospital Revenue, Nationwide Children’s Hospital, Series B, 0.030%, 11/1/40 (a)	2,600,000
4,400,000	Franklin County, OH, OhioHealth Facilities Revenue, Series A, (SPA - Barclays Bank PLC), 0.030%, 11/15/41 (a)	4,400,000
1,000,000	Green, OH, Street improvement, G.O., BAN, Series D, 1.000%, 7/31/14	1,004,040
1,090,000	Hamilton County, OH, Hospital Facilities Revenue, Children’s Hospital Medical Center, (LOC - JPMorgan Chase Bank), 0.040%, 5/15/28 (a)	1,090,000
1,675,000	Hamilton County, OH, Hospital Facilities Revenue, Children’s Hospital Medical Center, Series M, 0.040%, 5/15/37 (a)	1,675,000
1,000,000	Hamilton, OH, Various Purposes, G.O., BAN, 1.000%, 10/2/14	1,002,989
750,000	Licking County, OH, County Road Improvement, G.O., BAN, 1.000%, 6/5/14	751,900
900,000	Lorain County, OH, Port Authority Revenue, BAN, 2.500%, 11/4/14	913,147
570,000	Mahoning County, OH, Various Purposes, G.O., BAN, 1.500%, 10/9/14	574,588
500,000	Mahoning County, OH, Various Purposes, G.O., 1.500%, 10/9/14	504,215
1,511,000	Maple Heights, OH, City School District, G.O., BAN, 1.250%, 4/10/14	1,513,443

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$400,000	Mayfield Heights, OH, Various Purposes, G.O. 1.000%, 8/14/14	$400,979
500,000	Mayfield, OH, City School District, G.O., BAN, 1.750%, 6/26/14	502,997
1,000,000	Miami Township, OH, Montgomery County, Various Purpose Notes, G.O., 1.500%, 2/13/14	1,001,281
2,000,000	Montgomery County, OH, Transportation Improvement District Revenue, Austin Landing Phase II, 1.500%, 2/13/14	2,002,444
1,100,000	Montgomery County, OH, Revenue, Various Catholic Health, Series B-1, (SPA - Bank of NY Mellon), 0.220%, 3/1/27 (a)	1,100,000
3,705,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series B, (SPA -Barclays Bank PLC), 0.020%, 11/15/39 (a)	3,705,000
4,795,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series C, (SPA - Wells Fargo Bank N.A.), 0.010%, 11/15/39 (a)	4,795,000
600,000	Montgomery County, OH, Revenue, Miami Valley Hospital, Series C, (SPA -JPMorgan Chase Bank), 0.010%, 11/15/45 (a)	600,000
1,000,000	Morrow County, OH, County Court House, G.O., BAN, 1.500%, 1/15/14	1,000,402
500,000	Norton, OH, G.O., BAN, 1.000%, 8/21/14	501,103
4,140,000	Ohio State, Infrastructure Improvements, G.O., Series D, 0.020%, 2/1/19 (a)	4,140,000
320,000	Ohio State, Common Schools, G.O., Series B, 0.020%, 3/15/25 (a)	320,000
1,755,000	Ohio State, Common Schools, G.O., Series C, 0.030%, 6/15/26 (a)	1,755,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$2,985,000	Ohio State Air Quality Development Authority Revenue, Series C, (LOC - Bank of Nova Scotia), 0.010%, 10/1/18 (a)	$2,985,000
960,000	Ohio State Air Quality Development Authority Revenue, Series B, (LOC - UBS AG), 0.040%, 3/1/23 (a)	960,000
2,700,000	Ohio State Air Quality Development Authority Revenue, Series B, (LOC - Bank of Nova Scotia), 0.020%, 2/1/26 (a)	2,700,000
1,500,000	Ohio State Air Quality Development Authority Revenue, Series B, (LOC - Bank of Nova Scotia), 0.010%, 10/1/33 (a)	1,500,000
3,600,000	Ohio State Air Quality Development Authority Revenue, Series B, (LOC - Wells Fargo Bank N.A.), 0.010%, 12/1/33 (a)	3,600,000
195,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, (LOC - U.S. Bank N.A.), 0.040%, 5/1/15 (a)	195,000
4,195,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series A, 0.010%, 10/1/22 (a)	4,195,000
1,015,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series A, 0.010%, 10/1/31 (a)	1,015,000
2,390,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series A, 0.010%, 10/1/31 (a)	2,390,000
3,500,000	Ohio State Higher Educational Facilities Revenue, Series A, 0.050%, 11/15/31 (a)	3,500,000
380,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.040%, 12/1/32 (a)	380,000

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$1,425,000	Ohio State Higher Educational Facilities Revenue, Ohio Dominican University Project, (LOC - JPMorgan Chase Bank), 0.060%, 12/1/37 (a)	$1,425,000
2,000,000	Ohio State Higher Educational Facilities Revenue, Cleveland Clinic Health Systems, 0.010%, 1/1/39 (a)	2,000,000
2,650,000	Ohio State Higher Educational Facilities Revenue, Cleveland Clinic Health Systems, Series B-3, 0.010%, 1/1/39 (a)	2,650,000
100,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, Series A, (LOC - U.S. Bank N.A.), 0.040%, 5/1/42 (a)	100,000
1,265,000	Ohio State Higher Educational Facilities Revenue, Series B-4, 0.010%, 1/1/43 (a)	1,265,000
1,400,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series B-2, (LOC - Bank of America N.A.), 0.010%, 12/1/44 (a)	1,400,000
2,900,000	Ohio State Higher Educational Facilities Revenue, Oberlin College Project, 0.030%, 10/1/48 (a)	2,900,000
2,060,000	Ohio State University, General Receipts Revenue, 0.030%, 12/1/27 (a)	2,060,000
3,820,000	Ohio State University, General Receipts Revenue, Series B, 0.030%, 12/1/28 (a)	3,820,000
100,000	Ohio State Water Development Authority Revenue, Series A, 4.000%, 6/1/14	101,481
1,805,000	Ohio State Water Development Authority Revenue, Series B, (LOC - Bank of Nova Scotia), 0.010%, 10/1/18 (a)	1,805,000
4,100,000	Ohio State Water Development Authority Revenue, (LOC - Bank of Nova Scotia), 0.010%, 10/1/33 (a)	4,100,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value
Municipal Bonds — (Continued)
Ohio — (Continued)
$800,000	Ohio State Water Development Authority Revenue, Series B, (LOC - Wells Fargo Bank N.A.), 0.040%, 12/1/33 (a)	$800,000
1,145,000	Pataskala, OH, G.O., BAN, Series B, 1.500%, 11/19/14	1,156,365
3,000,000	Union Township, OH, G.O., BAN, 1.500%, 9/10/14	3,021,641
250,000	University of Akron/The, Higher Education Revenue, Series A, (AGM Ins.), 3.000%, 1/1/14	250,000
Total Municipal Bonds (Cost $112,249,457)		112,249,457

Shares		Value
Cash Equivalents — 9.1%
5,900,000	FFI Institutional Tax-Exempt Fund 0.030% (b)	$5,900,000
5,344,777	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I 0.010% (b)	5,344,777
Total Cash Equivalents (Cost $11,244,777)		11,244,777
Total Investments (Cost $123,494,234) — 99.9%		123,494,234
Other Assets in Excess of Liabilities — 0.1%		123,808
Net Assets — 100.0%		$123,618,042
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

AGM — Assured Guaranty Municipal Corp.

BAN — Bond Anticipation Note

G.O. — General Obligation

LOC — Letter of Credit

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	54.8%
Repurchase Agreements	45.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Treasury Obligations — 54.8%
U.S. Treasury Bills — 35.3% (a)
$29,967,500	0.060%, 1/9/14	$29,967,075
25,000,000	0.080%, 1/30/14	24,998,389
13,960,000	0.070%, 2/6/14	13,959,023
42,694,000	0.090%, 2/13/14	42,689,339
50,000,000	0.080%, 3/6/14	49,992,622
166,398,000	0.060%, 3/27/14	166,374,427
37,784,000	0.080%, 4/24/14	37,774,913
25,955,000	0.070%, 5/8/14	25,948,591
		391,704,379
U.S. Treasury Notes — 19.5%
25,000,000	1.250%, 2/15/14	25,035,733
25,000,000	0.250%, 2/28/14	25,004,227
50,000,000	1.750%, 3/31/14	50,202,601
50,000,000	1.250%, 4/15/14	50,166,307
25,000,000	1.875%, 4/30/14	25,140,520
40,000,000	1.000%, 5/15/14	40,127,166
		215,676,554
Total U.S. Treasury Obligations (Cost $607,380,933)		607,380,933
Repurchase Agreements — 45.1%
50,000,000	Morgan Stanley, 0.010%, dated 12/30/13, due 1/2/14, repurchase price $50,000,042 (collateralized by U.S. Treasury Notes, 1.000%, 3/31/17, market value $51,274,895)	50,000,000
200,000,000	South Street Securities, 0.020%, dated 12/30/13, due 1/2/14, repurchase price $200,000,333 (collateralized by U.S. Treasury Obligations, 0.000%-3.750%, 5/8/14 - 8/15/42, market value $204,000,958)	200,000,000

Principal Amount		Value

Repurchase Agreements — (Continued)
$150,000,000	TD Securities, 0.020%, dated 12/30/13, due 1/2/14, repurchase price $150,000,250 (collateralized by U.S. Treasury Notes, 2.375%, 2/28/15, market value $151,824,908)	$150,000,000
100,000,000	TD Securities, 0.030%, dated 12/31/13, due 1/7/14, repurchase price $100,000,583 (collateralized by U.S. Treasury Notes, 0.750%, 2/28/18, market value $101,752,230)	100,000,000
Total Repurchase Agreements (Cost $500,000,000)		500,000,000
Total Investments (Cost $1,107,380,933) — 99.9%		1,107,380,933
Other Assets in Excess of Liabilities — 0.1%		614,599
Net Assets — 100.0%		$1,107,995,532
(a)	Rate represents the effective yield at purchase.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	20.6%
Financials	15.2%
Energy	14.3%
Industrials	12.4%
Health Care	10.8%
Consumer Discretionary	10.5%
Consumer Staples	7.9%
Materials	4.2%
Telecommunication Services	2.4%
Cash[1]	0.8%
Exchange-Traded Funds	0.4%
Options Purchased	0.3%
Utilities	0.2%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value
Common Stocks — 100.0%
Consumer Discretionary — 10.7%
30,600	Comcast Corp., Class A (a)	$1,590,129
80,000	Ford Motor Co.	1,234,400
24,400	Lowe’s Companies, Inc.	1,209,020
20,000	McDonalds Corp. (a)	1,940,600
17,900	Starbucks Corp.	1,403,181
22,200	Target Corp.	1,404,594
21,700	Walt Disney Co./The (a)	1,657,880
		10,439,804
Consumer Staples — 8.0%
3,500	Altria Group, Inc. (a)	134,365
9,900	Coca-Cola Co./The (a)	408,969
29,600	Colgate-Palmolive Co.	1,930,216
5,500	Costco Wholesale Corp.	654,555
19,300	Mondelez International, Inc., Class A (a)	681,290
23,100	PepsiCo, Inc.	1,915,914
17,200	Philip Morris International, Inc.	1,498,636
7,800	Procter & Gamble Co.	634,998
		7,858,943
Energy — 14.5%
19,300	Apache Corp.	1,658,642
13,700	ConocoPhillips	967,905
4,500	Devon Energy Corp.	278,415

Shares		Value
Common Stocks — (Continued)
Energy — (Continued)
45,100	Exxon Mobil Corp. (a)	$4,564,120
12,000	Halliburton Co.	609,000
7,200	Magellan Midstream Partners LP	455,544
7,700	Occidental Petroleum Corp.	732,270
12,800	Phillips 66 (a)	987,264
24,000	Schlumberger Ltd.	2,162,640
35,800	Valero Energy Corp. (a)	1,804,320
		14,220,120
Financials — 15.5%
97,000	Bank of America Corp.	1,510,290
7,000	Bank of New York Mellon Corp./The (a)	244,580
6,500	Berkshire Hathaway, Inc., Class B (a) *	770,640
8,000	Citigroup, Inc.	416,880
60,000	Fifth Third Bancorp. (a)	1,261,800
2,200	Goldman Sachs Group, Inc./The (a)	389,972
45,500	JPMorgan Chase & Co. (a)	2,660,840
29,800	MetLife, Inc. (a)	1,606,816
30,000	Morgan Stanley (a)	940,800
17,000	State Street Corp.	1,247,630
40,000	U.S. Bancorp (a)	1,616,000
54,000	Wells Fargo & Co. (a)	2,451,600
		15,117,848

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	(Continued)

Shares		Value
Common Stocks — (Continued)
Health Care — 10.9%
11,000	Amgen, Inc.	$1,255,760
25,100	Baxter International, Inc. (a)	1,745,705
15,000	Johnson & Johnson	1,373,850
25,000	Medtronic, Inc. (a)	1,434,750
32,000	Merck & Co., Inc. (a)	1,601,600
107,400	Pfizer, Inc.	3,289,662
		10,701,327
Industrials — 12.5%
11,800	3M Co. (a)	1,654,950
11,000	Caterpillar, Inc. (a)	998,910
20,000	Deere & Co. (a)	1,826,600
22,000	Eaton Corp. PLC (a)	1,674,640
5,500	General Dynamics Corp. (a)	525,525
90,000	General Electric Co. (a)	2,522,700
10,500	Illinois Tool Works, Inc. (a)	882,840
10,000	United Parcel Service, Inc. (UPS), Class B (a)	1,050,800
10,000	United Technologies Corp. (a)	1,138,000
		12,274,965
Information Technology — 20.9%
5,000	Accenture PLC, Class A (a)	411,100
10,000	Broadcom Corp., Class A (a)	296,500
94,500	Cisco Systems, Inc.	2,121,525
32,000	eBay, Inc. *	1,756,480
52,100	EMC Corp. (a)	1,310,315
20,000	Facebook, Inc., Class A *	1,093,200
3,000	Google, Inc., Class A (a) *	3,362,130
50,000	Intel Corp. (a)	1,298,000
12,200	International Business Machines Corp.	2,288,354
85,000	Microsoft Corp.	3,181,550
39,100	Oracle Corp. (a)	1,495,966
18,500	QUALCOMM, Inc. (a)	1,373,625
10,000	Texas Instruments, Inc. (a)	439,100
		20,427,845

Shares/ Contracts		Value
Common Stocks — (Continued)
Materials — 4.3%
10,000	Dow Chemical Co./The (a)	$444,000
8,200	EI du Pont de Nemours & Co. (a)	532,754
32,500	Freeport-McMoRan Copper & Gold, Inc.	1,226,550
15,400	Praxair, Inc. (a)	2,002,462
		4,205,766
Telecommunication Services — 2.5%
68,700	AT&T, Inc.	2,415,492
Utilities — 0.2%
6,900	Exelon Corp.	188,991
Total Common Stocks (Cost $74,640,833)		97,851,101
Options Purchased — 0.3%
1,500	CBOE Volatility Index, Call @ $12, Expiring January 2014	292,500
Total Options Purchased (Cost $372,053)		292,500
Exchange-Traded Funds — 0.4%
10,400	Utilities Select Sector SPDR Fund	394,888
Total Exchange-Traded Funds (Cost $352,770)		394,888
Cash Equivalents — 0.8%
785,772	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	785,772
Total Cash Equivalents (Cost $785,772)		785,772
Total Investments (Cost $76,151,428) — 101.5%		99,324,261
Liabilities in Excess of Other Assets — (1.5)%		(1,484,988)
Net Assets — 100.0%		$97,839,273
(a)	All or a portion of the security is held as collateral for written call options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

CBOE — Chicago Board Options Exchange

SPDR — Standard & Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Financials	22.2%
Real Estate Investment Trusts	12.2%
Energy	11.1%
Short-Term Securities Held as Collateral for Securities Lending	10.2%
Industrials	8.5%
Information Technology	6.5%
Health Care	5.9%
Consumer Staples	5.8%
Exchange-Traded Funds	4.8%
Utilities	3.5%
Consumer Discretionary	3.3%
Materials	2.6%
Telecommunication Services	2.4%
Cash[1]	1.0%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value
Common Stocks — 73.7%
Consumer Discretionary — 3.4%
73,500	Comcast Corp., Class A	$3,819,427
68,000	Gentex Corp.	2,243,320
24,500	Genuine Parts Co.	2,038,155
51,500	Leggett & Platt, Inc.	1,593,410
88,900	Shaw Communications, Inc., Class B	2,163,826
		11,858,138
Consumer Staples — 6.3%
56,100	Altria Group, Inc.	2,153,679
65,500	Campbell Soup Co. (a)	2,834,840
62,000	Colgate-Palmolive Co.	4,043,020
46,100	ConAgra Foods, Inc.	1,553,570
36,000	General Mills, Inc.	1,796,760
33,250	Kimberly-Clark Corp.	3,473,295
100,000	Sysco Corp.	3,610,000
35,500	Wal-Mart Stores, Inc.	2,793,495
		22,258,659
Energy — 12.2%
49,700	BP PLC ADR	2,415,917
46,900	Chevron Corp.	5,858,279
28,900	ConocoPhillips	2,041,785
30,100	Enterprise Products Partners LP	1,995,630

Shares		Value
Common Stocks — (Continued)
Energy — (Continued)
60,050	Exxon Mobil Corp.	$6,077,060
24,000	Marathon Petroleum Corp.	2,201,520
50,750	Murphy Oil Corp.	3,292,660
40,300	Occidental Petroleum Corp.	3,832,530
82,700	Royal Dutch Shell PLC ADR	5,894,029
22,500	Schlumberger Ltd. (b)	2,027,475
57,400	Suncor Energy, Inc.	2,011,870
34,800	Total SA ADR (a)	2,132,196
67,700	TransCanada Corp. (a)	3,091,182
		42,872,133
Financials — 13.6%
51,000	Bank of Montreal (a)	3,399,660
42,250	Brown & Brown, Inc.	1,326,228
50,500	Cullen/Frost Bankers, Inc. (a)	3,758,715
55,000	Federated Investors, Inc., Class B (a)	1,584,000
219,000	FNB Corp.	2,763,780
373,000	Fulton Financial Corp.	4,878,840
43,000	Hancock Holding Co.	1,577,240
82,500	JPMorgan Chase & Co.	4,824,600
53,250	Northern Trust Corp.	3,295,643
113,500	Northwest Bancshares, Inc.	1,677,530
202,750	Old National Bancorp	3,116,268

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Value
Common Stocks — (Continued)
Financials — (Continued)
43,000	Toronto-Dominion Bank	$4,052,320
106,250	Trustmark Corp. (a)	2,851,750
141,100	U.S. Bancorp	5,700,440
62,600	Wells Fargo & Co.	2,842,040
		47,649,054
Health Care — 6.5%
31,000	AstraZeneca PLC ADR	1,840,470
76,250	Baxter International, Inc.	5,303,187
97,200	Eli Lilly & Co.	4,957,200
102,900	Merck & Co., Inc.	5,150,145
120,450	Pfizer, Inc.	3,689,383
27,500	St. Jude Medical, Inc. (b)	1,703,625
		22,644,010
Industrials — 8.6%
189,000	CSX Corp.	5,437,530
346,250	General Electric Co.	9,705,387
25,300	Honeywell International, Inc.	2,311,661
40,000	Illinois Tool Works, Inc.	3,363,200
1	Koninklijke (Royal) Philips Electronics NV	17
27,000	Matson, Inc.	704,970
63,000	PACCAR, Inc.	3,727,710
107,600	Waste Management, Inc.	4,828,012
		30,078,487
Information Technology — 7.1%
140,500	CA, Inc.	4,727,825
211,000	Cisco Systems, Inc.	4,736,950
81,500	Corning, Inc.	1,452,330
203,600	Intel Corp.	5,285,456
64,450	Microsoft Corp.	2,412,364
75,800	Paychex, Inc. (a)	3,451,174
88,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,534,720
108,000	Xerox Corp.	1,314,360
		24,915,179
Materials — 2.8%
135,000	Bemis Co., Inc.	5,529,600
77,500	Olin Corp. (a)	2,235,875
50,750	Sonoco Products Co.	2,117,290
		9,882,765
Real Estate Investment Trusts — 8.9%
57,000	Associated Estates Realty Corp. (a)	914,850
126,000	Brandywine Realty Trust (a)	1,775,340
66,500	CBL & Associates Properties, Inc.	1,194,340
202,000	DDR Corp. (a)	3,104,740
27,000	Digital Realty Trust, Inc. (a)	1,326,240
62,800	HCP, Inc.	2,280,896
29,500	Health Care REIT, Inc.	1,580,315
49,500	Highwoods Properties, Inc.	1,790,415
30,000	Home Properties, Inc.	1,608,600

Shares		Value
Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
80,700	Hospitality Properties Trust	$2,181,321
92,600	Kimco Realty Corp.	1,828,850
194,000	Lexington Realty Trust (a)	1,980,740
33,500	Liberty Property Trust	1,134,645
65,900	Mid-America Apartment Communities, Inc. (a)	4,002,766
45,500	Ramco-Gershenson Properties Trust (a)	716,170
7,000	Simon Property Group, Inc.	1,065,120
60,000	Sun Communities, Inc.	2,558,400
		31,043,748
Telecommunication Services — 2.4%
185,500	AT&T, Inc.	6,522,180
33,600	BCE, Inc. ADR	1,454,544
10,500	Verizon Communications, Inc.	515,970
		8,492,694
Utilities — 1.9%
77,250	CenterPoint Energy, Inc.	1,790,655
48,000	Edison International	2,222,400
113,500	Questar Corp.	2,609,365
		6,622,420
Total Common Stocks (Cost $225,172,864)		258,317,287
Preferred Stocks — 18.6%
Consumer Discretionary — 0.3%
50,000	Comcast Corp., 5.000%	1,032,000
Financials — 10.7%
115,000	Allstate Corp./The, 5.100%	2,772,650
110,000	American Financial Group, Inc., 7.000%	2,813,800
99,000	Ameriprise Financial, Inc., 7.750%	2,539,350
135,000	Axis Capital Holdings Ltd., Series C, 6.875%	3,183,300
200,000	BB&T Corp., 5.850%	4,296,000
170,000	Charles Schwab Corp./The, Series B, 6.000%	3,738,300
50,000	General Electric Capital Corp., 4.875%	1,021,000
145,000	JPMorgan Chase Capital XXIX, 6.700%	3,671,400
55,000	KKR Financial Holdings LLC, 8.375%	1,474,550
111,750	PartnerRe Ltd., Series E, 7.250%	2,827,275
100,000	Prudential Financial, Inc., 5.700%	2,084,000
110,000	Raymond James Financial, Inc., 6.900%	2,750,000
75,000	State Street Corp., Series C, 5.250%	1,552,500
105,000	Wells Fargo & Co., Series J, 8.000%	2,935,800
		37,659,925

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Value
Preferred Stocks — (Continued)
Industrials — 0.8%
125,000	Stanley Black & Decker, Inc., 5.750%	$2,672,500
Real Estate Investment Trusts — 4.6%
120,000	Kimco Realty Corp., Series H, 6.900%	2,857,200
162,000	PS Business Parks, Inc., Series S, 6.450%	3,539,700
125,000	Public Storage, Inc., Series V, 5.375%	2,441,250
155,000	Realty Income Corp., Series F, 6.625%	3,709,150
50,000	Ventas Realty LP / Ventas Capital Corp., 5.450%	1,067,000
95,000	Vornado Realty LP, 7.875%	2,469,050
		16,083,350
Telecommunication Services — 0.3%
40,000	Qwest Corp., 7.500%	937,200
Utilities — 1.9%
95,000	Dominion Resources, Inc., Class A, 8.375%	2,445,300
50,000	Duke Energy Corp., 5.125%	1,032,500
125,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	3,183,750
		6,661,550
Total Preferred Stocks (Cost $70,092,211)		65,046,525
Exchange-Traded Funds — 5.3%
200,000	iShares US Preferred Stock ETF (a)	7,366,000
55,000	iShares US Real Estate ETF (a)	3,469,950
300,000	PowerShares Preferred Portfolio	4,032,000
50,000	SPDR S&P Dividend ETF	3,631,000
Total Exchange-Traded Funds (Cost $18,621,690)		18,498,950

Shares		Value
Cash Equivalents — 1.1%
3,933,704	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (c) (d)	$3,933,704
Total Cash Equivalents (Cost $3,933,704)		3,933,704
Short-Term Securities Held as Collateral for Securities Lending — 11.2%
39,139,850	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (d)	39,139,850
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $39,139,850)		39,139,850
Total Investments (Cost $356,960,319) — 109.9%		384,936,316
Liabilities in Excess of Other Assets — (9.9)%		(34,761,085)
Net Assets — 100.0%		$350,175,231
(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $38,273,546.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2013.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
China	19.3%
Republic of South Korea	14.2%
Taiwan	12.6%
Brazil	10.2%
Mexico	8.6%
India	8.1%
Hong Kong	4.8%
Short-Term Securities Held as Collateral for Securities Lending	4.7%
Poland	4.3%
Cash[1]	2.7%
United States	2.2%
Cayman Islands	2.2%
Malaysia	2.0%
Netherlands	1.9%
Philippines	1.7%
Indonesia	0.5%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 97.0%
Brazil — 10.7%
Consumer Discretionary — 4.7%
86,500	Estacio Participacoes SA	$747,287
33,000	Kroton Educacional SA	548,394
		1,295,681
Financials — 2.3%
62,000	BB Seguridade Participacoes SA	642,963
Materials — 3.7%
35,000	Fibria Celulose SA *	409,630
39,000	Vale SA ADR (a)	594,750
		1,004,380
		2,943,024
Cayman Islands — 2.3%
Consumer Discretionary — 2.3%
137,300	Wynn Macau Ltd.	622,380

Shares		Value

Common Stocks — (Continued)
China — 20.3%
Consumer Discretionary — 9.3%
392,000	Anta Sports Products Ltd.	$485,307
145,000	Byd Co. Ltd. *	710,577
99,000	Great Wall Motor Co. Ltd.	546,435
191,000	MGM China Holdings Ltd.	815,307
		2,557,626
Financials — 3.5%
1,000,000	Bank of China Ltd.	460,392
56,000	Ping An Insurance Group Co. of China Ltd.	501,557
		961,949
Industrials — 2.0%
550,000	China Railway Construction Corp. Ltd.	547,570
Information Technology — 5.5%
9,700	NetEase, Inc. ADR (a)	762,420

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
China — (Continued)
Information Technology — (Continued)
11,650	Tencent Holdings Ltd.	$743,087
		1,505,507
		5,572,652
Hong Kong — 5.1%
Consumer Discretionary — 3.1%
290,000	Haier Electronics Group Co. Ltd.	841,473
Health Care — 2.0%
700,000	Sino Biopharmaceutical Ltd.	555,179
		1,396,652
India — 8.5%
Consumer Discretionary — 2.1%
130,000	Zee Entertainment Enterprises Ltd.	581,280
Consumer Staples — 1.7%
34,000	Godrej Consumer Products Ltd.	471,471
Health Care — 2.3%
69,000	Sun Pharmaceutical Industries Ltd.	632,946
Information Technology — 2.4%
18,800	Tata Consultancy Services Ltd.	660,112
		2,345,809
Malaysia — 2.1%
Information Technology — 2.1%
600,000	Globetronics Technology BHD	580,143
Mexico — 9.1%
Consumer Discretionary — 4.8%
256,000	Alsea SAB de CV	800,264
291,000	Grupo Famsa SAB de CV, Class A *	526,536
		1,326,800
Financials — 4.3%
306,000	Gentera SAB de CV	572,673
85,000	Grupo Financiero Banorte SAB de CV	595,133
		1,167,806
		2,494,606
Netherlands — 2.0%
Information Technology — 2.0%
12,500	Yandex NV *	539,375

Shares		Value

Common Stocks — (Continued)
Philippines — 1.7%
Consumer Staples — 1.7%
560,000	Puregold Price Club, Inc.	$477,910
Poland — 4.6%
Financials — 2.3%
258,000	Bank Millennium SA *	614,957
Information Technology — 2.3%
110,000	CD Projekt SA *	638,726
		1,253,683
Republic of South Korea — 15.0%
Consumer Discretionary — 5.3%
2,250	GS Home Shopping, Inc.	654,518
2,000	Hyundai Motor Co.	448,044
17,700	Pyeong Hwa Automotive Co. Ltd.	359,633
		1,462,195
Financials — 2.9%
17,900	Shinhan Financial Group Co. Ltd.	801,999
Health Care — 2.0%
15,000	Suheung Capsule Co. Ltd.	550,583
Information Technology — 4.8%
945	NAVER Corp.	648,082
500	Samsung Electronics Co. Ltd.	649,806
		1,297,888
		4,112,665
Taiwan — 13.2%
Consumer Discretionary — 2.2%
54,200	Eclat Textile Co. Ltd.	609,580
Financials — 2.2%
409,687	Fubon Financial Holding Co. Ltd.	597,903
Industrials — 1.9%
472,000	Teco Electric and Machinery Co. Ltd.	539,541
Information Technology — 2.6%
48,000	MediaTek, Inc.	712,569
Materials — 4.3%
496,246	Asia Cement Corp.	641,175
525,000	Ton Yi Industrial Corp.	537,741
		1,178,916
		3,638,509

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares/ Principal Amount		Value

Common Stocks — (Continued)
United States — 2.4%
Energy — 2.4%
7,200	Schlumberger Ltd.	$648,792
Total Common Stocks (Cost $22,677,759)		26,626,200
Foreign Government Bonds — 0.5%
Indonesia — 0.5%
1,700,000,000	Indonesian Government, Series FR55, 7.375%, 9/15/16 (b)	137,649
Total Foreign Government Bonds (Cost $201,374)		137,649
Cash Equivalents — 2.8%
772,081	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (c) (d)	772,081
Total Cash Equivalents (Cost $772,081)		772,081

Shares		Value

Short-Term Securities Held as Collateral for Securities Lending — 5.0%
1,370,319	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (d)	$1,370,319
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,370,319)		1,370,319
Total Investments (Cost $25,021,533) — 105.3%		28,906,249
Liabilities in Excess of Other Assets — (5.3)%		(1,462,031)
Net Assets — 100.0%		$27,444,218
(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $1,347,785.

(b)	Foreign-denominated security. Principal amount is reported in applicable country’s currency.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ADR — American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Japan	21.3%
United Kingdom	15.7%
Germany	12.0%
France	10.7%
Switzerland	6.8%
United States	6.7%
Short-Term Securities Held as Collateral for Securities Lending	6.1%
Sweden	4.8%
Canada	4.4%
Belgium	2.2%
Spain	2.0%
Singapore	1.7%
Brazil	1.7%
Italy	1.6%
Australia	1.0%
Netherlands	1.0%
Cash[1]	0.3%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value
Common Stocks — 98.6%
Australia — 1.1%
Financials — 1.1%
280,000	Suncorp Group Ltd.	$3,275,439
Belgium — 2.3%
Consumer Staples — 2.3%
65,000	Anheuser-Busch InBev NV (a)	6,909,128
Brazil — 1.8%
Materials — 1.8%
360,000	Vale SA ADR (a)	5,490,000
Canada — 4.7%
Consumer Discretionary — 1.3%
45,000	Dollarama, Inc.	3,736,832
Financials — 2.3%
55,000	Bank of Nova Scotia	3,439,539
50,465	Royal Bank of Canada	3,392,521
		6,832,060

Shares		Value
Common Stocks — (Continued)
Canada — (Continued)
Industrials — 1.1%
60,000	Canadian National Railway Co.	$3,420,664
		13,989,556
France — 11.4%
Energy — 1.3%
42,000	Technip SA	4,036,761
Financials — 6.3%
308,900	AXA SA ADR	8,615,221
82,011	BNP Paribas	6,391,860
300,000	Credit Agricole SA *	3,840,545
		18,847,626
Health Care — 1.8%
50,000	Sanofi-Aventis	5,305,084
Industrials — 2.0%
88,000	Safran SA	6,115,264
		34,304,735

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value
Common Stocks — (Continued)
Germany — 12.8%
Financials — 2.0%
33,300	Allianz SE	$5,971,872
Health Care — 3.5%
39,000	Bayer AG	5,470,248
100,000	Stada Arzneimittel AG	4,942,560
		10,412,808
Industrials — 5.2%
165,000	GEA Group AG	7,854,440
57,000	Siemens AG	7,786,380
		15,640,820
Information Technology — 2.1%
74,000	SAP AG ADR (a)	6,448,360
		38,473,860
Italy — 1.7%
Energy — 1.7%
210,000	Eni SpA	5,053,175
Japan — 21.5%
Consumer Discretionary — 3.5%
150,000	Denso Corp.	7,906,358
20,000	Toyota Motor Corp. ADR	2,438,400
		10,344,758
Consumer Staples — 1.9%
66,644	Unicharm Corp.	3,797,559
32,800	Welcia Holdings Co. Ltd.	1,713,282
		5,510,841
Financials — 3.5%
180,000	Mitsubishi Estate Co. Ltd.	5,376,324
100,000	Sumitomo Mitsui Financial Group, Inc.	5,147,443
		10,523,767
Industrials — 3.9%
400,000	KUBOTA Corp.	6,606,202
98,000	Makita Corp.	5,137,566
		11,743,768
Information Technology — 6.4%
15,680	KEYENCE Corp.	6,701,173
75,000	Murata Manufacturing Co. Ltd.	6,652,737
1,050,000	Yahoo Japan Corp.	5,833,610
		19,187,520
Telecommunication Services — 2.3%
80,000	Softbank Corp.	6,989,886
		64,300,540

Shares		Value
Common Stocks — (Continued)
Netherlands — 1.1%
Materials — 1.1%
40,000	Lyondellbasell Industries NV, Class A	$3,211,200
Singapore — 1.8%
Real Estate Investment Trust — 0.0%
53,430	Keppel REIT	50,172
Telecommunication Services — 1.8%
1,883,930	Singapore Telecommunications Ltd.	5,463,912
		5,514,084
Spain — 2.1%
Financials — 2.1%
506,097	Banco Bilbao Vizcaya SA	6,230,386
194	Banco Santander SA ADR	1,760
		6,232,146
Sweden — 5.1%
Consumer Discretionary — 2.6%
168,200	Hennes & Mauritz AB	7,746,548
Materials — 2.5%
242,000	Svenska Cellulosa AB (SCA)	7,450,368
		15,196,916
Switzerland — 7.3%
Financials — 3.7%
48,000	ACE Ltd.	4,969,440
200,000	Credit Suisse Group AG	6,113,733
		11,083,173
Health Care — 3.6%
89,000	Novartis AG	7,103,319
13,000	Roche Holding AG	3,631,472
		10,734,791
		21,817,964
United Kingdom — 16.7%
Consumer Discretionary — 3.3%
400,000	Greene King PLC	5,832,574
45,000	Liberty Global PLC, Class A *	4,004,550
		9,837,124
Consumer Staples — 3.1%
42,000	Diageo PLC ADR	5,561,640
46,601	Reckitt Benckiser Group PLC	3,698,908
		9,260,548
Health Care — 2.4%
58,000	AstraZeneca PLC ADR	3,443,460
70,126	GlaxoSmithKline PLC ADR	3,744,027
		7,187,487

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value
Common Stocks — (Continued)
United Kingdom — (Continued)
Industrials — 2.1%
74,471,000	Rolls-Royce Holdings PLC, Class C *	$123,327
300,000	Rolls-Royce Holdings PLC	6,334,355
		6,457,682
Information Technology — 1.2%
3,200,000	Monitise PLC *	3,550,551
Telecommunication Services — 4.6%
1,059,000	BT Group PLC	6,653,715
1,840,000	Vodafone Group PLC	7,221,661
		13,875,376
		50,168,768
United States — 7.2%
Energy — 3.2%
59,000	Apache Corp.	5,070,460
50,352	Schlumberger Ltd.	4,537,219
		9,607,679
Financials — 2.1%
120,000	Citigroup, Inc.	6,253,200
Information Technology — 1.9%
5,000	Google, Inc., Class A *	5,603,550
		21,464,429
Total Common Stocks (Cost $220,299,163)		295,401,940

Shares		Value
Closed-End Fund — 1.3%
414,002	Japan Smaller Capitalization Fund, Inc.	$3,796,398
Total Closed-End Fund (Cost $3,597,816)		3,796,398
Cash Equivalents — 0.3%
909,438	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	909,438
Total Cash Equivalents (Cost $909,438)		909,438
Short-Term Securities Held as Collateral for Securities Lending — 6.5%
19,340,502	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	19,340,502
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $19,340,502)		19,340,502
Total Investments (Cost $244,146,919) — 106.7%		319,448,278
Liabilities in Excess of Other Assets — (6.7)%		(20,045,792)
Net Assets — 100.0%		$299,402,486
(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $18,840,060.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ADR — American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	33.7%
Industrials	18.3%
Short-Term Securities Held as Collateral for Securities Lending	16.9%
Materials	11.5%
Exchange-Traded Funds	7.8%
Real Estate Investments	5.7%
Cash[1]	2.9%
Closed-End Funds	2.0%
Consumer Staples	1.2%
Exchange-Traded Notes	0.0%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 79.8%
Consumer Staples — 1.4%
97,600	Cosan Ltd.	$1,339,072
Energy — 40.7%
59,800	Canadian Natural Resources Ltd.	2,023,632
89,900	Canadian Oil Sands Ltd.	1,691,019
79,100	Cheniere Energy, Inc. *	3,410,792
99,910	Chesapeake Energy Corp.	2,711,557
30,150	Enbridge, Inc.	1,316,952
91,590	EnCana Corp.	1,653,200
44,600	Enterprise Products Partners LP	2,956,980
42,700	Halliburton Co.	2,167,025
28,400	Helmerich & Payne, Inc.	2,387,872
36,236	Kinder Morgan, Inc.	1,304,496
40,100	Magellan Midstream Partners LP (a)	2,537,127
24,900	Schlumberger Ltd.	2,243,739
59,200	Spectra Energy Corp.	2,108,704
46	Statoil ASA ADR	1,110
58,600	Suncor Energy, Inc.	2,053,930
42,700	Tenaris SA ADR (a)	1,865,563
28,300	Transocean Ltd. (a)	1,398,586
71,100	Valero Energy Corp.	3,583,440
		37,415,724
Industrials — 22.0%
27,600	AGCO Corp.	1,633,644
21,900	Caterpillar, Inc.	1,988,739
48,740	Chicago Bridge & Iron Co. NV	4,052,244
21,670	Deere & Co.	1,979,121
37,390	GATX Corp.	1,950,636

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
76,810	Harsco Corp.	$2,152,984
33,600	Joy Global, Inc. (a)	1,965,264
10,840	Lindsay Corp. (a)	897,010
87,800	Primoris Services Corp.	2,733,214
6,110	Valmont Industries, Inc.	911,123
		20,263,979
Materials — 13.9%
20,770	Agrium, Inc. (a)	1,900,040
46,200	Barrick Gold Corp.	814,506
14,600	BHP Billiton Ltd. ADR (a)	995,720
42,700	Freeport-McMoRan Copper & Gold, Inc.	1,611,498
67,100	Olin Corp. (a)	1,935,835
15,000	Praxair, Inc.	1,950,450
33,050	Rio Tinto PLC ADR (a)	1,865,012
23,800	RTI International Metals, Inc. *	814,198
56,500	Vale SA ADR (a)	861,625
		12,748,884
Real Estate Investment Trusts — 1.8%
80,100	Inland Real Estate Corp.	842,652
76,500	Lexington Realty Trust	781,065
		1,623,717
Total Common Stocks (Cost $59,701,315)		73,391,376

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	(Continued)

Shares/ Contracts		Value

Exchange-Traded Funds — 9.4%
119,630	iShares Silver Trust *	$2,238,277
51,350	Market Vectors Junior Gold Miners ETF (a) *	1,594,418
35,900	Market Vectors Oil Services ETF	1,725,713
62,800	PowerShares DB Agriculture Fund *	1,523,528
78,100	United States Natural Gas Fund LP (a) *	1,615,889
Total Exchange-Traded Funds (Cost $13,367,142)		8,697,825
Real Estate Investments — 5.1% (b) (c) (d)
	Grocery & Pharmacy DST	1,012,545
	New York Power DST (e)	1,098,500
	Scotts Gahanna LLC (e)	1,419,541
	Winston-Salem DST	1,131,906
Total Real Estate Investments (Cost $4,194,000)		4,662,492
Closed-End Fund — 2.4%
165,621	Central Fund of Canada Ltd., Class A	2,194,478
Total Closed-End Fund (Cost $2,215,643)		2,194,478
Options Purchased — 0.0%
200	Anadarko Petroleum Corp., Call @ $100, Expiring January 2014	500
Total Options Purchased (Cost $67,391)		500
Cash Equivalents — 3.5%
3,182,304	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (e) (f) (g)	3,182,304
Total Cash Equivalents (Cost $3,182,304)		3,182,304

Shares		Value

Short-Term Securities Held as Collateral for Securities Lending — 20.4%
18,714,014	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (g)	$18,714,014
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $18,714,014)		18,714,014
Total Investments (Cost $101,441,809) — 120.6%		110,842,989
Liabilities in Excess of Other Assets — (20.6)%		(18,906,192)
Net Assets — 100.0%		$91,936,797
(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $18,356,193.

(b)	Illiquid security.

(c)	Investments do not offer shares. Fair value represents direct ownership of Real Estate.

(d)	Security is currently being valued by the Pricing Committee according to the fair value procedures approved by the Board of Trustees.

(e)	Investment in affiliate.

(f)	All or a portion of the security is held as collateral for written put options.

(g)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ADR — American Depositary Receipt

DST — Delaware Statutory Trust

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	17.3%
Information Technology	13.3%
Consumer Discretionary	12.5%
Financials	11.7%
Health Care	9.5%
Real Estate Investment Trusts	7.0%
Materials	6.8%
Energy	5.4%
Short-Term Securities Held as Collateral for Securities Lending	5.2%
Cash[1]	3.7%
Utilities	3.3%
Consumer Staples	2.8%
Exchange-Traded Funds	0.9%
Telecommunication Services	0.6%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 95.1%
Consumer Discretionary — 13.1%
2,097	Aaron’s, Inc.	$61,652
1,365	Advance Auto Parts, Inc.	151,078
3,514	American Eagle Outfitters, Inc.	50,602
3,447	Chico’s FAS, Inc.	64,941
2,167	Cinemark Holdings, Inc.	72,226
2,038	Dick’s Sporting Goods, Inc.	118,408
2,909	Foot Locker, Inc.	120,549
3,076	Gentex Corp.	101,477
1,930	Hanesbrands, Inc.	135,621
2,046	Jarden Corp. *	125,522
1,473	John Wiley & Sons, Inc., Class A	81,310
1,326	Lamar Advertising Co., Class A *	69,283
2,959	Life Time Fitness, Inc. (a) *	139,073
5,003	LKQ Corp. *	164,599
1,093	Mohawk Industries, Inc. *	162,748
97	NVR, Inc. *	99,523
625	Panera Bread Co., Class A *	110,431
1,156	Polaris Industries, Inc.	168,360
1,376	PVH Corp.	187,163
321	Sears Canada, Inc.	3,928
4,610	Service Corporation International	83,579
1,693	Signet Jewelers Ltd.	133,239
1,906	Sotheby’s	101,399
2,617	Toll Brothers, Inc. *	96,829

Shares		Value

Common Stocks — (Continued)
Consumer Discretionary — (Continued)
2,408	Tractor Supply Co.	$186,813
1,105	Tupperware Brands Corp.	104,456
1,625	Under Armour, Inc., Class A (a) *	141,862
2,095	Williams-Sonoma, Inc.	122,097
		3,158,768
Consumer Staples — 2.9%
1,945	Church & Dwight Co., Inc.	128,915
1,386	Energizer Holdings, Inc.	150,021
3,426	Green Mountain Coffee Roasters, Inc. (a) *	258,937
2,350	Hillshire Brands Co.	78,584
1,325	Ingredion, Inc.	90,709
		707,166
Energy — 5.7%
1,596	Cimarex Energy Co.	167,436
1,419	Dresser-Rand Group, Inc. *	84,615
1,128	Dril-Quip, Inc. *	124,001
1,770	Energen Corp.	125,227
3,388	HollyFrontier Corp.	168,350
1,917	Oceaneering International, Inc.	151,213
1,279	Oil States International, Inc. *	130,100
3,435	Patterson-UTI Energy, Inc.	86,974

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
1,196	Rosetta Resources, Inc. *	$57,456
1,283	SM Energy Co.	106,630
3,421	Superior Energy Services, Inc. *	91,033
1,882	World Fuel Services Corp. (a)	81,227
		1,374,262
Financials — 12.3%
1,127	Affiliated Managers Group, Inc. *	244,424
298	Alleghany Corp. *	119,188
1,558	Arthur J Gallagher & Co.	73,117
2,099	Brown & Brown, Inc.	65,888
1,750	CBOE Holdings, Inc.	90,930
1,259	City National Corp.	99,738
1,816	Commerce Bancshares, Inc.	81,557
2,115	Eaton Vance Corp.	90,501
1,001	Everest Re Group Ltd.	156,026
2,265	Federated Investors, Inc., Class B (a)	65,232
3,539	Fidelity National Financial, Inc., Class A	114,841
8,487	First Niagara Financial Group, Inc.	90,132
6,179	Fulton Financial Corp.	80,821
2,242	Hancock Holding Co.	82,237
1,654	HCC Insurance Holdings, Inc.	76,316
908	Jones Lang LaSalle, Inc.	92,970
2,819	Kemper Corp.	115,241
2,947	MSCI, Inc., Class A *	128,843
4,890	Old Republic International Corp.	84,450
7,947	Protective Life Corp.	402,595
1,868	Raymond James Financial, Inc.	97,491
1,433	Reinsurance Group of America, Inc.	110,929
2,461	SEI Investments Co.	85,471
3,959	TCF Financial Corp. (a)	64,334
6,024	Valley National Bancorp (a)	60,963
1,659	Waddell & Reed Financial, Inc., Class A	108,034
1,687	WR Berkley Corp.	73,199
		2,955,468
Health Care — 10.0%
1,516	Community Health Systems, Inc. *	59,533
995	Cooper Cos., Inc./The	123,221
1,113	Covance, Inc. *	98,011
2,875	Endo Health Solutions, Inc. *	193,947
5,514	Health Management Associates, Inc. *	72,233
1,472	Henry Schein, Inc. *	168,191
1,860	Hill-Rom Holdings, Inc.	76,892
1,881	HMS Holdings Corp. *	42,755
5,588	Hologic, Inc. *	124,892
1,138	IDEXX Laboratories, Inc. (a) *	121,049
1,800	Mednax, Inc. *	96,084
594	Mettler-Toledo International, Inc. *	144,098
1,660	Omnicare, Inc.	100,198
1,136	Regeneron Pharmaceuticals, Inc. *	312,673

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
2,463	ResMed, Inc. (a)	$115,958
1,095	Techne Corp.	103,664
1,192	Universal Health Services, Inc., Class B	96,862
3,609	Vertex Pharmaceuticals, Inc. *	268,149
1,183	WellCare Health Plans, Inc. *	83,307
		2,401,717
Industrials — 18.3%
2,507	AECOM Technology Corp. *	73,781
2,153	AGCO Corp.	127,436
1,306	Alaska Air Group, Inc.	95,821
3,762	AMETEK, Inc.	198,145
2,174	BE Aerospace, Inc. *	189,203
1,163	Carlisle Cos., Inc.	92,342
187	Chicago Bridge & Iron Co. NV	15,547
1,241	Clean Harbors, Inc. *	74,410
1,802	Copart, Inc. *	66,043
1,104	Crane Co.	74,244
2,548	Donaldson Co., Inc.	110,736
1,104	Esterline Technologies Corp. *	112,564
2,793	Fortune Brands Home & Security, Inc.	127,640
1,547	GATX Corp.	80,707
1,692	General Cable Corp.	49,762
995	Genesee & Wyoming, Inc., Class A *	95,570
1,292	Graco, Inc.	100,931
1,013	Hubbell, Inc., Class B	110,316
1,540	IDEX Corp.	113,729
1,604	JB Hunt Transport Services, Inc.	123,989
1,873	Kansas City Southern	231,934
2,917	KBR, Inc.	93,023
1,676	Kennametal, Inc.	87,269
1,124	Kirby Corp. *	111,557
1,083	Lennox International, Inc.	92,120
1,345	Lincoln Electric Holdings, Inc.	95,952
1,488	ManpowerGroup	127,760
1,062	MSC Industrial Direct Co., Inc., Class A	85,884
1,180	Nordson Corp.	87,674
1,824	Oshkosh Corp.	91,893
859	Regal-Beloit Corp.	63,325
1,295	SPX Corp.	128,995
2,026	Terex Corp.	85,072
1,458	Timken Co.	80,292
1,529	Towers Watson & Co., Class A	195,116
1,869	Trinity Industries, Inc.	101,898
1,109	Triumph Group, Inc.	84,362
1,810	United Rentals, Inc. *	141,089
1,429	URS Corp.	75,723
508	Valmont Industries, Inc.	75,753
1,868	Wabtec Corp.	138,736
1,843	Woodward, Inc.	84,059
		4,392,402

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Information Technology — 14.0%
990	Alliance Data Systems Corp. *	$260,301
1,514	ANSYS, Inc. *	132,021
2,989	Arrow Electronics, Inc. *	162,153
9,297	Atmel Corp. *	72,795
3,175	Avnet, Inc.	140,049
5,352	Cadence Design Systems, Inc. *	75,035
5,332	Compuware Corp.	59,772
1,117	Concur Technologies, Inc. (a) *	115,252
2,297	Cree, Inc. *	143,723
875	Equinix, Inc. *	155,269
1,055	Factset Research Systems, Inc.	114,552
1,612	Gartner, Inc. *	114,533
1,763	Global Payments, Inc.	114,577
2,147	Informatica Corp. *	89,100
5,491	Ingram Micro, Inc., Class A *	128,819
1,276	Jack Henry & Associates, Inc.	75,552
2,089	MICROS Systems, Inc. (a) *	119,846
3,020	National Instruments Corp.	96,700
3,091	NCR Corp. *	105,279
2,949	PTC, Inc. *	104,365
1,762	Rackspace Hosting, Inc. *	68,947
3,375	Riverbed Technology, Inc. *	61,020
2,369	Semtech Corp. *	59,888
3,704	Skyworks Solutions, Inc. *	105,786
1,127	SolarWinds, Inc. *	42,634
1,206	Solera Holdings, Inc.	85,337
3,317	Synopsys, Inc. *	134,571
1,359	Tech Data Corp. *	70,124
3,452	TIBCO Software, Inc. *	77,601
4,302	Trimble Navigation Ltd. *	149,279
2,217	VeriFone Systems, Inc. *	59,460
1,371	Zebra Technologies Corp., Class A *	74,144
		3,368,484
Materials — 7.2%
1,606	Albemarle Corp.	101,804
1,582	AptarGroup, Inc.	107,275
1,677	Ashland, Inc.	162,736
1,566	Carpenter Technology Corp.	97,405
3,415	Commercial Metals Co.	69,427
1,046	Cytec Industries, Inc.	97,445
1,049	Domtar Corp.	98,963
21	Freeport-McMoRan Copper & Gold, Inc.	793
1,021	Martin Marietta Materials, Inc.	102,039
255	NewMarket Corp.	85,208
1,518	Packaging Corp. of America	96,059
1,235	Reliance Steel & Aluminum Co.	93,662
1,137	Rock-Tenn Co., Class A	119,396
1,117	Royal Gold, Inc.	51,460
2,161	RPM International, Inc.	89,703
1,781	Sensient Technologies Corp.	86,414
1,946	Sonoco Products Co.	81,187
4,810	Steel Dynamics, Inc.	93,987

Shares		Value

Common Stocks — (Continued)
Materials — (Continued)
1,438	Valspar Corp.	$102,515
		1,737,478
Real Estate Investment Trusts — 7.4%
1,154	Alexandria Real Estate Equities, Inc.	73,417
2,197	American Campus Communities, Inc.	70,765
11,461	BioMed Realty Trust, Inc.	207,673
1,101	Camden Property Trust	62,625
2,283	Corrections Corp. of America	73,216
6,742	Duke Realty Corp.	101,400
654	Essex Property Trust, Inc.	93,856
1,730	Extra Space Storage, Inc.	72,885
1,240	Federal Realty Investment Trust	125,748
990	Home Properties, Inc.	53,084
2,338	Hospitality Properties Trust	63,196
1,918	Liberty Property Trust	64,963
1,694	Macerich Co./The	99,760
2,277	Rayonier, Inc.	95,862
3,357	Realty Income Corp. (a)	125,317
1,583	Regency Centers Corp.	73,293
2,959	Senior Housing Properties Trust	65,779
1,175	Taubman Centers, Inc.	75,106
5,737	UDR, Inc.	133,959
2,056	Weingarten Realty Investors	56,376
		1,788,280
Telecommunication Services — 0.7%
2,657	Telephone & Data Systems, Inc.	68,497
3,029	TW Telecom, Inc. *	92,294
		160,791
Utilities — 3.5%
2,845	Aqua America, Inc.	67,114
1,573	Atmos Energy Corp.	71,446
1,242	Black Hills Corp.	65,217
1,126	IDACORP, Inc.	58,372
1,634	National Fuel Gas Co.	116,668
3,430	OGE Energy Corp.	116,277
3,384	Questar Corp.	77,798
1,974	UGI Corp.	81,842
3,017	Vectren Corp.	107,103
2,627	Westar Energy, Inc.	84,511
		846,348
Total Common Stocks (Cost $18,776,605)		22,891,164
Exchange-Traded Funds — 0.9%
884	SPDR S&P MidCap 400 ETF Trust	215,873
Total Exchange-Traded Funds (Cost $175,613)		215,873
Cash Equivalents — 3.9%
941,036	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	941,036
Total Cash Equivalents (Cost $941,036)		941,036

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	(Continued)

Shares		Value

Short-Term Securities Held as Collateral for Securities Lending — 5.5%
1,318,552	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	$1,318,552
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,318,552)		1,318,552
Total Investments (Cost $21,211,806) — 105.4%		25,366,625
Liabilities in Excess of Other Assets — (5.4)%		(1,308,688)
Net Assets — 100.0%		$24,057,937
(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $1,298,138

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ETF — Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	18.7%
Industrials	14.8%
Short-Term Securities Held as Collateral for Securities Lending	14.5%
Financials	10.2%
Consumer Discretionary	9.6%
Health Care	8.8%
Materials	7.9%
Energy	4.2%
Cash[1]	3.7%
Consumer Staples	2.9%
Real Estate Investment Trusts	2.7%
Utilities	1.6%
Exchange-Traded Funds	0.2%
Telecommunication Services	0.2%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 95.9%
Bermuda — 1.8%
Financials — 1.8%
109,000	Arch Capital Group Ltd. *	$6,506,210
31,600	Montpelier Re Holdings Ltd.	919,560
		7,425,770
Brazil — 0.4%
Consumer Staples — 0.4%
38,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (a)	1,706,394
Canada — 0.2%
Energy — 0.0%
35,000	Denison Mines Corp. (a) *	42,000
Telecommunication Services — 0.2%
18,000	TELUS Corp. (a)	619,920
		661,920
Chile — 0.1%
Materials — 0.1%
24,000	Sociedad Quimica y Minera de Chile SA ADR (a)	621,120

Shares		Value

Common Stocks — (Continued)
Denmark — 0.5%
Health Care — 0.5%
52,500	Novozymes A/S, Class B (a)	$2,216,256
Germany — 0.4%
Health Care — 0.4%
35,500	Stada Arzneimittel AG	1,754,609
Hong Kong — 0.3%
Consumer Discretionary — 0.3%
162,500	Television Broadcasts Ltd.	1,086,580
Ireland — 0.4%
Information Technology — 0.4%
26,800	Seagate Technology PLC	1,505,088
Israel — 0.2%
Industrials — 0.2%
16,000	Elbit Systems Ltd.	971,680
Japan — 0.6%
Consumer Discretionary — 0.1%
11,400	Honda Motor Co. Ltd. ADR (a)	471,390
Consumer Staples — 0.2%
38,300	Shiseido Co. Ltd.	615,084

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Japan — (Continued)
Financials — 0.1%
70	Japan Prime Realty Investment Corp.	$224,037
40	Japan Real Estate Investment Corp.	214,255
		438,292
Health Care — 0.2%
20,600	Terumo Corp.	991,899
		2,516,665
Sweden — 0.3%
Consumer Discretionary — 0.3%
116,800	Haldex AB	1,089,661
Switzerland — 0.5%
Consumer Discretionary — 0.5%
45,000	Garmin Ltd. (a)	2,079,900
United Kingdom — 0.6%
Consumer Staples — 0.3%
16,000	Reckitt Benckiser Group PLC	1,269,984
Industrials — 0.3%
116,800	Concentric AB	1,321,214
		2,591,198
United States — 89.6%
Consumer Discretionary — 10.1%
7,120	Advance Auto Parts, Inc.	788,042
44,800	BorgWarner, Inc.	2,504,768
186,255	Cabela’s, Inc., Class A (a) *	12,415,758
13,500	Columbia Sportswear Co.	1,063,125
36,500	D.R. Horton, Inc.	814,680
40,260	Iconix Brand Group, Inc. *	1,598,322
25,870	Kohl’s Corp.	1,468,123
43,640	Nordstrom, Inc.	2,696,952
78,000	Papa John’s International, Inc.	3,541,200
24,650	PetSmart, Inc.	1,793,288
23,850	Rent-A-Center, Inc.	795,159
1,050	Ross Stores, Inc.	78,677
45,000	Sonic Corp. *	908,550
1,200	Tempur Sealy International, Inc. *	64,752
100,000	Tractor Supply Co.	7,758,000
95,000	Urban Outfitters, Inc. *	3,524,500
		41,813,896
Consumer Staples — 2.6%
380	Church & Dwight Co., Inc.	25,186
25,950	Constellation Brands, Inc., Class A *	1,826,361
22,000	Darling International, Inc. *	459,360
45,900	Dr. Pepper Snapple Group, Inc.	2,236,248
90,000	Fresh Del Monte Produce, Inc.	2,547,000

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Consumer Staples — (Continued)
50,000	Sanderson Farms, Inc.	$3,616,500
		10,710,655
Energy — 4.9%
10,000	Atwood Oceanics, Inc. *	533,900
65,000	CARBO Ceramics, Inc. (a)	7,574,450
100,000	Denbury Resources, Inc. *	1,643,000
13,000	Dril-Quip, Inc. *	1,429,090
32,320	Helmerich & Payne, Inc.	2,717,466
50,000	Matrix Service Co. *	1,223,500
33,840	Noble Energy, Inc.	2,304,842
27,810	Oceaneering International, Inc.	2,193,653
7,000	SM Energy Co.	581,770
		20,201,671
Financials — 10.0%
5,000	Bank of the Ozarks, Inc.	282,950
27,390	Community Bank System, Inc.	1,086,835
113,670	Cullen/Frost Bankers, Inc. (a)	8,460,458
50,670	Discover Financial Services	2,834,986
120,000	Evercore Partners, Inc.	7,173,600
75,383	First Financial Holdings, Inc.	5,013,723
7,440	First Niagara Financial Group, Inc.	79,013
5,000	FNB Corp.	63,100
130,000	International Bancshares Corp.	3,430,700
21,800	Invesco Ltd.	793,520
9,800	Jones Lang LaSalle, Inc.	1,003,422
45,400	Principal Financial Group, Inc.	2,238,674
33,810	Prosperity Bancshares, Inc.	2,143,216
110,000	Raymond James Financial, Inc.	5,740,900
11,120	T. Rowe Price Group, Inc.	931,522
885	Torchmark Corp.	69,163
10,000	Umpqua Holdings Corp. (a)	191,400
		41,537,182
Health Care — 9.2%
56,000	Abaxis, Inc. *	2,241,120
56,750	AmerisourceBergen Corp.	3,990,092
55,000	AmSurg Corp. *	2,525,600
15,000	Bio-Rad Laboratories, Inc., Class A *	1,854,150
39,930	Cepheid, Inc. (a) *	1,865,530
136,000	Cerner Corp. *	7,580,640
68,000	Edwards LifeSciences Corp. *	4,471,680
10,000	Healthways, Inc. (a) *	153,500
15,000	Luminex Corp. *	291,000
40,000	Merit Medical Systems, Inc. *	629,600
78,210	Mylan, Inc. *	3,394,314
150,000	Myriad Genetics, Inc. (a) *	3,147,000
7,500	Neogen Corp. *	342,750
75,000	Osiris Therapeutics, Inc. (a) *	1,206,000
16,000	Quest Diagnostics, Inc.	856,640
54,330	St. Jude Medical, Inc.	3,365,743
		37,915,359

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Industrials — 16.8%
5,000	Allegiant Travel Co.	$527,200
10,200	Alliant Techsystems, Inc.	1,241,136
58,560	Babcock & Wilcox Co./The	2,002,166
60,000	BE Aerospace, Inc. *	5,221,800
10,000	Comfort Systems USA, Inc.	193,900
83,700	EnPro Industries, Inc. *	4,825,305
94,080	Flowserve Corp.	7,416,326
100,000	Harsco Corp.	2,803,000
28,000	Insperity, Inc.	1,011,640
64,270	Jacobs Engineering Group, Inc. *	4,048,367
53,400	John Bean Technologies Corp.	1,566,222
73,000	Lindsay Corp. (a)	6,040,750
10,000	Mine Safety Appliances Co.	512,100
35,000	Old Dominion Freight Line, Inc. *	1,855,700
127,000	Quanta Services, Inc. *	4,008,120
5,000	Raven Industries, Inc.	205,700
17,270	Rockwell Automation, Inc.	2,040,623
64,280	Rollins, Inc.	1,947,041
40,000	Ryder System, Inc.	2,951,200
11,490	Stericycle, Inc. *	1,334,793
160,000	Taser International, Inc. *	2,540,800
4,740	Timken Co.	261,032
90,000	Trinity Industries, Inc.	4,906,800
10,000	UniFirst Corp.	1,070,000
68,000	Universal Forest Products, Inc.	3,545,520
87,000	Watts Water Technologies, Inc., Class A	5,382,690
12,750	Werner Enterprises, Inc. (a)	315,308
		69,775,239
Information Technology — 21.7%
70,000	3D Systems Corp. (a) *	6,505,100
76,000	ACI Worldwide, Inc. *	4,940,000
60,000	Anixter International, Inc. (b)	5,390,400
100,000	Cardtronics, Inc. *	4,345,000
20,580	Citrix Systems, Inc. *	1,301,685
53,400	CTS Corp.	1,063,194
100,000	Diodes, Inc. *	2,356,000
70,000	Exlservice Holdings, Inc. *	1,933,400
32,866	Fidelity National Information Services, Inc.	1,764,247
28,200	Fiserv, Inc. *	1,665,210
10,250	FleetCor Technologies, Inc. *	1,200,993
71,510	FLIR Systems, Inc.	2,152,451
231,000	Geospace Technologies Corp. (a) *	21,905,730
27,560	j2 Global, Inc.	1,378,276
210,000	Jabil Circuit, Inc.	3,662,400
80,600	Methode Electronics, Inc.	2,755,714
30,800	NCR Corp. *	1,049,048
17,900	NetApp, Inc.	736,406
49,600	NVIDIA Corp.	794,592
65,000	Red Hat, Inc. *	3,642,600

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Information Technology — (Continued)
45,000	ScanSource, Inc. *	$1,909,350
53,600	Synopsys, Inc. *	2,174,552
20,600	Syntel, Inc.	1,873,570
243,000	Trimble Navigation Ltd. (b) *	8,432,100
47,000	Tyler Technologies, Inc. *	4,800,110
		89,732,128
Materials — 9.1%
38,910	Albemarle Corp.	2,466,505
60,000	Eagle Materials, Inc.	4,645,800
29,200	Eastman Chemical Co.	2,356,440
54,000	FMC Corp.	4,074,840
65,980	Olin Corp.	1,903,523
69,000	Quaker Chemical Corp.	5,317,830
29,200	Royal Gold, Inc.	1,345,244
40,000	Scotts Miracle-Gro Co./The, Class A (a)	2,488,800
40,000	Sensient Technologies Corp.	1,940,800
20,000	Sonoco Products Co.	834,400
17,000	Terra Nitrogen Co. LP (a)	2,398,700
70,000	Texas Industries, Inc. (b) *	4,814,600
54,000	United States Lime & Minerals, Inc. *	3,303,180
		37,890,662
Real Estate Investment Trusts — 3.2%
29,500	Camden Property Trust	1,677,960
26,810	EPR Properties (a)	1,317,980
90,000	Equity One, Inc. (a)	2,019,600
22,470	Highwoods Properties, Inc.	812,740
12,200	Home Properties, Inc.	654,164
104,800	Medical Properties Trust, Inc.	1,280,656
13,360	Mid-America Apartment Communities, Inc. (a)	811,486
16,690	PS Business Parks, Inc.	1,275,450
22,800	Rayonier, Inc.	959,880
18,260	Sovran Self Storage, Inc.	1,190,004
50,000	Weingarten Realty Investors (a)	1,371,000
		13,370,920
Telecommunication Services — 0.1%
39,000	General Communication, Inc., Class A *	434,850
Utilities — 1.9%
15,000	AGL Resources, Inc.	708,450
63,980	CMS Energy Corp.	1,712,745
39,900	Hawaiian Electric Industries, Inc. (a)	1,039,794
13,100	Northwest Natural Gas Co.	560,942
93,700	Portland General Electric Co.	2,829,740
5,500	UGI Corp.	228,030
26,130	Xcel Energy, Inc.	730,072
		7,809,773
		371,192,335
Total Common Stocks (Cost $208,097,534		397,419,176

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Exchange-Traded Funds — 0.3%
30,000	iShares China Large-Cap ETF	$1,150,500
Total Exchange-Traded Funds (Cost $812,491)		1,150,500
Cash Equivalents — 4.4%
18,125,529	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (c) (d) (e)	18,125,529
Total Cash Equivalents (Cost $18,125,529)		18,125,529
Short-Term Securities Held as Collateral for Securities Lending — 17.0%
70,459,270	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (e)	70,459,270
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $70,459,270)		70,459,270
Total Investments (Cost $297,494,824) — 117.6%		487,154,475
Liabilities in Excess of Other Assets — (17.6)%		(73,038,883)
Net Assets — 100.0%		$414,115,592
(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $68,621,732.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	All or a portion of the security is held as collateral for written put options.

(d)	Investment in affiliate.

(e)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	77.6%
U.S. Treasury Obligations	13.5%
U.S. Government Agencies	6.6%
Cash[1]	1.3%
U.S. Government Mortgage Backed Securities	1.0%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 77.1%
Consumer Discretionary — 5.5%
$5,000,000	AutoZone, Inc., 5.750%, 1/15/15	$5,252,370
2,000,000	Comcast Corp., 6.500%, 1/15/17	2,291,196
4,000,000	Time Warner, Inc., 3.150%, 7/15/15	4,143,968
1,500,000	Walt Disney Co./The, Series B, MTN, 6.200%, 6/20/14	1,541,825
		13,229,359
Consumer Staples — 2.9%
4,040,000	Hershey Co./The, 7.200%, 8/15/27	5,067,723
2,000,000	Kroger Co./The, 7.500%, 1/15/14	2,004,562
		7,072,285
Energy — 5.5%
2,005,000	EQT Corp., 8.125%, 6/1/19	2,432,414
2,000,000	Halliburton Co., 6.150%, 9/15/19	2,364,944
2,000,000	Magellan Midstream Partners LP, 6.550%, 7/15/19	2,366,690
2,335,000	Marathon Oil Corp., 6.000%, 10/1/17	2,646,211
1,000,000	Transocean, Inc., 7.375%, 4/15/18	1,159,894
2,000,000	Williams Partners LP, 5.250%, 3/15/20	2,186,948
		13,157,101
Financials — 22.7%
2,700,000	American Express Co., 4.050%, 12/3/42	2,375,528
5,000,000	Bank of Montreal, MTN, 2.500%, 1/11/17	5,150,450

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$3,000,000	BlackRock, Inc., 6.250%, 9/15/17	$3,480,822
5,000,000	Canadian Imperial Bank of Commerce, 2.600%, 7/2/15 (a)	5,157,500
3,000,000	CME Group, Inc., 3.000%, 9/15/22	2,832,954
3,000,000	Fifth Third Bancorp., 3.625%, 1/25/16	3,151,767
3,700,000	General Electric Capital Corp., Series A, GMTN, 6.900%, 9/15/15	4,060,114
3,000,000	JPMorgan Chase & Co., MTN, 4.000%, 2/25/21 (b)	3,048,900
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	1,004,905
4,000,000	Manulife Financial Corp., 3.400%, 9/17/15	4,163,716
2,000,000	Morgan Stanley, MTN, 5.000%, 5/17/23 (b)	1,970,000
3,400,000	National City Bank, 5.250%, 12/15/16	3,759,853
1,915,000	Northern Trust Co., 6.500%, 8/15/18	2,257,392
5,000,000	Royal Bank of Canada, 3.125%, 4/14/15 (a)	5,168,500
3,000,000	Toronto-Dominion Bank, 2.200%, 7/29/15 (a)	3,079,500
3,395,000	Wachovia Corp., 5.625%, 10/15/16	3,813,461
		54,475,362
Health Care — 10.9%
2,000,000	AstraZeneca PLC, 5.900%, 9/15/17	2,286,932

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Health Care — (Continued)
$2,000,000	Celgene Corp., 2.300%, 8/15/18	$1,989,018
1,000,000	Covidien International Finance SA, 2.800%, 6/15/15	1,028,277
2,000,000	Gilead Sciences, Inc., 4.500%, 4/1/21	2,130,102
3,000,000	Johnson & Johnson, 5.950%, 8/15/37	3,548,142
3,705,000	Laboratory Corp. of America Holdings, 4.625%, 11/15/20	3,875,349
2,146,000	Merck & Co., Inc., 5.850%, 6/30/39	2,494,575
1,000,000	Pfizer, Inc., 5.350%, 3/15/15	1,056,653
2,000,000	Pfizer, Inc., 7.200%, 3/15/39	2,688,214
5,000,000	Thermo Fisher Scientific, Inc., 3.250%, 11/20/14	5,106,185
		26,203,447
Industrials — 3.5%
1,368,000	CSX Transportation, Inc., 9.750%, 6/15/20	1,832,879
1,665,000	Emerson Electric Co., 5.125%, 12/1/16	1,839,560
2,000,000	Union Pacific Corp., 5.650%, 5/1/17	2,247,846
2,000,000	United Technologies Corp., 6.125%, 2/1/19	2,360,808
		8,281,093
Information Technology — 7.9%
2,000,000	CA, Inc., 6.125%, 12/1/14	2,092,078
4,000,000	eBay, Inc., 4.000%, 7/15/42	3,387,432
2,000,000	Intel Corp., 4.000%, 12/15/32	1,843,350
3,000,000	International Business Machines Corp., 7.625%, 10/15/18	3,752,586
2,546,000	Microsoft Corp., 3.500%, 11/15/42	2,102,698
3,000,000	Oracle Corp., 6.125%, 7/8/39	3,495,564
2,000,000	Oracle Corp., 5.250%, 1/15/16	2,183,208
		18,856,916
Materials — 4.8%
5,000,000	Albemarle Corp., 5.100%, 2/1/15	5,217,305
3,000,000	Freeport-McMoRan Copper & Gold, Inc., 3.550%, 3/1/22	2,851,200
3,300,000	Potash Corporation of Saskatchewan, Inc., 5.250%, 5/15/14	3,356,621
		11,425,126

Principal Amount		Value

Corporate Bonds — (Continued)
Real Estate Investment Trusts — 4.3%
$2,640,000	Health Care REIT, Inc., 4.950%, 1/15/21	$2,791,444
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	1,017,037
2,000,000	Plum Creek Timberlands PLC, 4.700%, 3/15/21	2,073,322
2,000,000	Senior Housing Properties Trust, 4.300%, 1/15/16	2,083,292
2,000,000	Simon Property Group LP, 5.650%, 2/1/20	2,273,954
		10,239,049
Telecommunication Services — 0.9%
2,000,000	AT&T, Inc., 5.600%, 5/15/18	2,271,214
Utilities — 8.2%
2,000,000	Constellation Energy Group, Inc., 4.550%, 6/15/15	2,099,456
3,000,000	Dominion Resources, Inc., Series 07-A, 6.000%, 11/30/17	3,433,575
4,000,000	Duke Energy Corp., 6.300%, 2/1/14	4,017,576
3,000,000	Georgia Power Co., Series 10-C, 4.750%, 9/1/40	2,870,907
1,800,000	Gulf Power Co., Series K, 4.900%, 10/1/14	1,847,027
1,386,000	Metropolitan Edison, 4.875%, 4/1/14	1,398,764
4,000,000	Questar Corp., 2.750%, 2/1/16	4,121,452
		19,788,757
Total Corporate Bonds (Cost $182,177,085)		184,999,709
U.S. Treasury Obligations — 13.4%
U.S. Treasury Bonds — 9.9%
6,000,000	7.125%, 2/15/23	8,092,032
3,000,000	7.625%, 2/15/25	4,285,782
4,000,000	6.750%, 8/15/26	5,441,248
5,000,000	2.125%, 2/15/41	5,986,565
		23,805,627
U.S. Treasury Notes — 3.5%
7,500,000	3.125%, 2/15/43	6,421,875
2,000,000	3.625%, 8/15/43	1,888,750
		8,310,625
Total U.S. Treasury Obligations (Cost $31,568,572)		32,116,252
U.S. Government Agencies — 6.6%
Federal Farm Credit Bank — 0.9%
2,000,000	4.710%, 3/6/15	2,104,910

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Home Loan Bank — 4.4%
$4,750,000	4.750%, 9/11/15	$5,099,101
5,000,000	3.500%, 12/9/16	5,400,465
		10,499,566
Federal National Mortgage Association — 1.3%
3,000,000	4.065%, 2/15/18	3,300,042
Total U.S. Government Agencies (Cost $14,946,452)		15,904,518
U.S. Government Mortgage Backed Agencies — 1.0%
Federal Home Loan Mortgage Corporation — 0.3%
302,476	Pool # J05518, 5.500%, 9/1/22	324,958
388,986	Pool # J08160, 5.000%, 12/1/22	419,932
		744,890
Federal National Mortgage Association — 0.0%
11,516	Pool # 599630, 6.500%, 8/1/16	11,543
61,208	Pool # 254403, 6.000%, 8/1/17	64,612
		76,155
Government National Mortgage Association — 0.7%
811,182	Pool # 683937, 6.000%, 2/15/23	882,288
548,327	Pool # 689593, 6.000%, 7/15/23	596,535
62,249	Pool # 345128, 6.500%, 1/15/24	69,455
23,504	Pool # 372962, 7.000%, 3/15/24	23,583
12,579	Pool # 373015, 8.000%, 6/15/24	12,775
		1,584,636
Total U.S. Government Mortgage Backed Agencies (Cost $2,263,663)		2,405,681

Shares		Value

Cash Equivalents — 1.3%
3,040,533	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (c) (d)	$3,040,533
Total Cash Equivalents (Cost $3,040,533)		3,040,533
Total Investments (Cost $233,996,305) — 99.4%		238,466,693
Other Assets in Excess of Liabilities — 0.6%		1,407,623
Net Assets — 100.0%		$239,874,316
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Adviser in accordance with guidelines established by the Trustees.

(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2013.

GMTN — Global Medium Term Note

MTN — Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	41.0%
U.S. Government Mortgage Backed Securities	32.3%
U.S. Treasury Obligations	23.7%
Cash[1]	1.5%
Collateralized Mortgage Obligations	1.5%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies — 41.9%
Federal Farm Credit Bank — 21.4%
$1,000,000	4.500%, 12/15/15	$1,079,577
2,000,000	4.875%, 12/16/15	2,173,960
1,000,000	3.750%, 1/29/16	1,068,300
1,000,000	5.270%, 9/1/16	1,121,208
2,000,000	5.050%, 3/8/17	2,251,586
1,000,000	5.550%, 8/1/17	1,153,568
1,500,000	3.150%, 1/12/18	1,591,839
1,000,000	4.250%, 4/16/18	1,107,932
2,000,000	5.050%, 8/1/18	2,289,440
2,000,000	2.800%, 10/28/20	1,992,658
1,000,000	5.375%, 11/10/20	1,150,302
		16,980,370
Federal Home Loan Bank — 16.7%
830,000	4.750%, 12/12/14	865,100
2,000,000	4.750%, 9/11/15	2,146,990
1,000,000	4.875%, 3/11/16	1,094,557
2,000,000	3.125%, 12/8/17	2,127,150
1,500,000	4.250%, 3/9/18	1,659,175
3,000,000	4.125%, 12/13/19	3,291,858
1,000,000	4.125%, 3/13/20	1,096,628
1,000,000	2.125%, 6/10/22	930,671
		13,212,129
Federal Home Loan Mortgage Corporation — 1.2%
1,000,000	1.000%, 2/27/17	998,504
Federal National Mortgage Association — 2.6%
2,000,000	1.375%, 11/15/16	2,033,560
Total U.S. Government Agencies (Cost $31,144,711)		33,224,563
U.S. Government Mortgage Backed Agencies — 33.0%
Federal Home Loan Mortgage Corporation — 10.6%
59,064	Pool # E01184, 6.000%, 8/1/17	62,463

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
$193,078	Pool # B10827, 4.500%, 11/1/18	$204,629
383,317	Pool # J02717, 5.500%, 11/1/20	416,079
177,018	Pool # C90699, 5.000%, 8/1/23	190,784
133,551	Pool # C91167, 5.000%, 4/1/28	144,182
856,644	Pool # C91451, 3.000%, 5/1/32	846,173
5,715,563	Pool # C91606, 3.000%, 3/1/33	5,645,505
88,064	Pool # G08005, 5.500%, 8/1/34	96,674
126,673	Pool # 1G0865, 2.465%, 7/1/35 (a)	133,900
446,152	Pool # 972190, 2.400%, 11/1/35 (a)	473,489
152,553	Pool # G03609, 5.500%, 10/1/37	166,264
		8,380,142
Federal National Mortgage Association — 15.7%
38,644	Pool # 647408, 5.000%, 10/1/17	41,127
260,700	Pool # 357805, 5.000%, 6/1/20	277,983
276,593	Pool # 889799, 5.500%, 2/1/23	302,089
96,325	Pool # 254911, 5.000%, 10/1/23	104,524
226,672	Pool # 255360, 5.000%, 8/1/24	245,783
237,793	Pool # 255767, 5.500%, 6/1/25	263,570
257,545	Pool # 255984, 4.500%, 11/1/25	272,672
258,056	Pool # 256116, 6.000%, 2/1/26	286,897
200,857	Pool # 256213, 6.000%, 4/1/26	223,154
174,339	Pool # 257536, 5.000%, 1/1/29	189,572
322,869	Pool # MA0115, 4.500%, 7/1/29	344,044
375,257	Pool # MA0563, 4.000%, 11/1/30	392,182
824,157	Pool # MA0667, 4.000%, 3/1/31	860,992
1,332,640	Pool # MA0706, 4.500%, 4/1/31	1,432,359
500,368	Pool # MA0804, 4.000%, 7/1/31	522,701

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	(Continued)

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$142,892	Pool # 254594, 5.500%, 1/1/33	$157,464
1,857,722	Pool # MA1314, 2.500%, 1/1/33	1,760,386
2,830,159	Pool # MA1338, 3.000%, 2/1/33	2,788,396
226,071	Pool # 783793, 6.000%, 7/1/34	251,917
204,263	Pool # 806715, 5.500%, 1/1/35	224,626
192,473	Pool # 807963, 5.000%, 1/1/35	209,263
259,424	Pool # 735224, 5.500%, 2/1/35	285,608
218,742	Pool # 868935, 5.500%, 5/1/36	240,543
81,849	Pool # 907484, 6.000%, 1/1/37	90,825
754,979	Pool # MA1044, 3.000%, 4/1/42	717,551
		12,486,228
Government National Mortgage Association — 6.7%
321,416	Pool # 683552, 5.500%, 2/15/23	345,192
496,808	Pool # 666057, 5.000%, 3/15/23	529,323
1,411,387	Pool # 741854, 4.000%, 5/15/25	1,492,100
100,569	Pool # 2699, 6.000%, 1/20/29	115,214
99,703	Pool # 576456, 6.000%, 3/15/32	112,359
836,299	Pool # 4113, 5.000%, 4/20/38	907,737
265,208	Pool # 676974, 5.500%, 5/15/38	291,344
533,805	Pool # 733602, 5.000%, 4/15/40	595,583
847,909	Pool # 4978, 4.500%, 3/20/41	910,286
		5,299,138
Total U.S. Government Mortgage Backed Agencies (Cost $26,197,298)		26,165,508
U.S. Treasury Obligations — 24.3%
U.S. Treasury Notes — 24.3%
2,000,000	4.250%, 11/15/14	2,070,546
3,000,000	2.125%, 11/30/14	3,053,202
2,000,000	4.500%, 2/15/16	2,172,968
2,000,000	5.125%, 5/15/16	2,216,406
1,000,000	1.000%, 8/31/16	1,009,375
3,000,000	1.375%, 11/30/18	2,955,000
2,000,000	1.250%, 1/31/19	1,950,468
2,000,000	2.625%, 11/15/20	2,032,500
2,000,000	1.625%, 11/15/22	1,805,312
Total U.S. Treasury Obligations (Cost $18,897,788)		19,265,777
Collateralized Mortgage Obligations — 1.5%
Federal Home Loan Bank — 1.3%
1,000,000	Series Z2-2013, 4.375%, 2/13/15	1,043,375

Principal Amount/ Shares		Value

Collateralized Mortgage Obligations — (Continued)
Federal Home Loan Mortgage Corporation — 0.1%
$84,875	Series 2555, 4.250%, 1/15/18	$88,898
16,456	Series 2976, 4.500%, 1/15/33	16,558
		105,456
Federal National Mortgage Association — 0.1%
43,718	Series 2003-16, 4.000%, 2/25/33	45,682
Total Collateralized Mortgage Obligations (Cost $1,142,936)		1,194,513
Cash Equivalents — 1.6%
1,247,164	Huntington U.S. Treasury Money Market Fund, Institutional Shares 0.030% (b) (c)	1,247,164
Total Cash Equivalents (Cost $1,247,164)		1,247,164
Total Investments (Cost $78,629,897) — 102.3%		81,097,525
Liabilities in Excess of Other Assets — (2.3)%		(1,811,334)
Net Assets — 100.0%		$79,286,191
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Securities	92.5%
U.S. Government Agencies	2.2%
Real Estate Investment Trusts	3.2%
Cash[1]	1.0%
Collateralized Mortgage Obligations	0.7%
Short-Term Securities Held as Collateral for Securities Lending	0.4%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — 93.6%
Federal Home Loan Mortgage Corporation — 24.2%
$68,028	Pool # J03237, 5.500%, 8/1/16	$71,715
193,078	Pool # B10827, 4.500%, 11/1/18	204,991
186,766	Pool # J10396, 4.000%, 7/1/19	197,235
95,126	Pool # G12297, 6.000%, 7/1/21	104,321
576,374	Pool # J18448, 3.000%, 4/1/22	596,959
279,689	Pool # G12867, 4.500%, 8/1/22	297,648
150,814	Pool # C90779, 5.000%, 1/1/24	162,624
165,295	Pool # C90859, 5.500%, 10/1/24	182,011
134,102	Pool # C90999, 5.500%, 11/1/26	147,136
133,551	Pool # C91167, 5.000%, 4/1/28	144,224
182,140	Pool # C91175, 5.000%, 5/1/28	197,006
1,070,618	Pool # C91296, 5.000%, 4/1/30	1,155,172
964,093	Pool # C91336, 4.500%, 9/1/30	1,037,884
1,679,641	Pool # C91441, 3.000%, 4/1/32	1,659,707
1,713,289	Pool # C91451, 3.000%, 5/1/32	1,692,882
2,215,667	Pool # D99717, 3.000%, 12/1/32	2,189,206
96,767	Pool # A15284, 5.500%, 10/1/33	105,863
176,128	Pool # G08005, 5.500%, 8/1/34	193,678
127,213	Pool # 1G0865, 2.465%, 7/1/35 (a)	134,590
109,435	Pool # G08168, 6.000%, 12/1/36	121,397
126,303	Pool # A55565, 6.000%, 12/1/36	140,170
129,210	Pool # G03498, 5.500%, 11/1/37	141,065
399,760	Pool # A94008, 4.000%, 9/1/40	411,560
684,088	Pool # A93936, 4.500%, 9/1/40	725,943
907,696	Pool # G06784, 3.500%, 10/1/41	903,359

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
$1,899,796	Pool # G08521, 3.000%, 1/1/43	$1,805,634
		14,723,980
Federal National Mortgage Association — 63.3%
109,018	Pool # 684488, 5.000%, 12/1/17	116,249
182,927	Pool # 693256, 5.000%, 4/1/18	198,379
98,023	Pool # 254720, 4.500%, 5/1/18	104,520
129,557	Pool # 786729, 5.500%, 8/1/19	140,123
933,908	Pool # MA0504, 3.500%, 8/1/20	981,702
79,804	Pool # 896597, 5.000%, 8/1/21	86,096
124,395	Pool # 254831, 5.000%, 8/1/23	135,101
264,147	Pool # 254908, 5.000%, 9/1/23	286,902
253,930	Pool # 254911, 5.000%, 10/1/23	275,625
116,207	Pool # 255320, 5.000%, 7/1/24	126,149
729,964	Pool # 932438, 4.000%, 1/1/25	775,136
431,769	Pool # 255711, 5.500%, 4/1/25	478,857
95,386	Pool # 357771, 5.000%, 5/1/25	103,513
119,875	Pool # 255834, 4.500%, 6/1/25	126,938
257,545	Pool # 255984, 4.500%, 11/1/25	272,752
322,570	Pool # 256116, 6.000%, 2/1/26	358,722
333,280	Pool # 257163, 5.000%, 4/1/28	365,405
202,402	Pool # 257238, 5.000%, 6/1/28	221,649
140,668	Pool # 257281, 5.000%, 7/1/28	153,875
174,338	Pool # 257536, 5.000%, 1/1/29	189,626
308,421	Pool # MA0096, 4.500%, 6/1/29	328,651
516,590	Pool # MA0115, 4.500%, 7/1/29	550,632
621,276	Pool # MA0171, 4.500%, 9/1/29	662,216
375,257	Pool # MA0563, 4.000%, 11/1/30	392,299
1,058,558	Pool # MA0641, 4.000%, 2/1/31	1,106,224
824,157	Pool # MA0667, 4.000%, 3/1/31	861,249

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$1,332,640	Pool # MA0706, 4.500%, 4/1/31	$1,432,776
2,433,860	Pool # MA0776, 4.500%, 6/1/31	2,617,032
500,368	Pool # MA0804, 4.000%, 7/1/31	522,857
1,347,050	Pool # MA0976, 3.500%, 2/1/32	1,372,065
2,019,318	Pool # MA1084, 3.500%, 6/1/32	2,057,019
1,886,772	Pool # MA1338, 3.000%, 2/1/33	1,859,521
221,047	Pool # 729535, 5.500%, 7/1/33	243,292
1,953,731	Pool # MA1490, 3.000%, 7/1/33	1,925,572
1,665,898	Pool # MA1527, 3.000%, 8/1/33	1,641,877
221,625	Pool # 786457, 5.401%, 7/1/34 (a)	238,155
226,071	Pool # 783793, 6.000%, 7/1/34	251,952
140,055	Pool # 814261, 6.000%, 1/1/35	157,390
204,263	Pool # 806715, 5.500%, 1/1/35	225,009
259,424	Pool # 735224, 5.500%, 2/1/35	286,094
195,064	Pool # 845573, 2.425%, 2/1/36 (a)	207,298
127,778	Pool # 745511, 5.000%, 4/1/36	138,790
226,810	Pool # 745418, 5.500%, 4/1/36	249,754
77,451	Pool # 888029, 6.000%, 12/1/36	86,161
81,849	Pool # 907484, 6.000%, 1/1/37	90,978
570,231	Pool # AD7906, 5.000%, 7/1/40	621,363
1,052,159	Pool # AD7724, 5.000%, 7/1/40	1,144,667
2,116,029	Pool # AE4310, 4.000%, 9/1/40	2,183,444
830,908	Pool # AE0395, 4.500%, 10/1/40	881,883
870,337	Pool # AE4628, 4.500%, 10/1/40	924,078
853,474	Pool # AH6655, 4.000%, 2/1/41	880,812
1,050,580	Pool # AJ5469, 3.500%, 11/1/41	1,046,695
1,332,742	Pool # AB4106, 3.500%, 12/1/41	1,327,803
4,458,802	Pool # AL2301, 3.500%, 8/1/42	4,435,341
		38,448,268
Government National Mortgage Association — 6.1%
192,134	Pool # 683915, 5.000%, 1/15/23	205,038
235,792	Pool # 691761, 5.000%, 7/15/23	251,261
1,209,760	Pool # 741854, 4.000%, 5/15/25	1,281,211
489,362	Pool # 4886, 4.500%, 12/20/25	522,671
521,480	Pool # 3637, 5.500%, 11/20/34	580,059
265,208	Pool # 676974, 5.500%, 5/15/38	291,385
533,805	Pool # 733602, 5.000%, 4/15/40	595,667
		3,727,292
Total U.S. Government Mortgage Backed Agencies (Cost $56,819,175)		56,899,540

Principal Amount/ Shares		Value

Common Stocks — 3.2%
Real Estate Investment Trusts — 3.2%
1,674	Acadia Realty Trust	$41,565
1,400	Alexandria Real Estate Equities, Inc.	89,068
1,800	American Campus Communities, Inc.	57,978
100	BioMed Realty Trust, Inc.	1,812
900	Boston Properties, Inc.	90,333
400	Camden Property Trust	22,752
300	Coresite Realty Corp.	9,657
400	CubeSmart	6,376
400	DDR Corp.	6,148
600	Digital Realty Trust, Inc. (b)	29,472
5,100	Douglas Emmett, Inc.	118,779
3,200	Duke Realty Corp.	48,128
1,100	DuPont Fabros Technology, Inc. (b)	27,181
1,500	EastGroup Properties, Inc.	86,895
3,300	Equity Lifestyle Properties, Inc.	119,559
1,400	Equity Residential	72,618
200	Essex Property Trust, Inc.	28,702
400	Extra Space Storage, Inc.	16,852
600	Federal Realty Investment Trust	60,846
800	General Growth Properties, Inc.	16,056
200	HCP, Inc.	7,264
2,000	Home Properties, Inc.	107,240
2,916	Host Hotels & Resorts, Inc.	56,687
2,800	Kimco Realty Corp.	55,300
900	Kite Realty Group Trust	5,913
1,500	LaSalle Hotel Properties	46,290
1,315	Macerich Co./The	77,440
1,500	National Retail Properties, Inc. (b)	45,495
300	Pennsylvania Real Estate Investment Trust	5,694
600	Post Properties, Inc.	27,138
643	ProLogis, Inc.	23,759
500	Public Storage, Inc.	75,260
900	Regency Centers Corp.	41,670
800	Simon Property Group, Inc.	121,728
203	SL Green Realty Corp.	18,753
400	Sovran Self Storage, Inc.	26,068
3,000	Tanger Factory Outlet Centers, Inc. (b)	96,060
1,876	UDR, Inc.	43,805
400	Ventas, Inc.	22,912
636	Vornado Realty Trust	56,470
1,700	Weingarten Realty Investors (b)	46,614
Total Common Stocks (Cost $1,032,932)		1,958,337
U.S. Government Agencies — 2.3%
Federal Farm Credit Bank — 2.3%
$1,500,000	1.950%, 7/19/22	1,373,442
Total U.S. Government Agencies (Cost $1,506,595)		1,373,442

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount/ Shares		Value

Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corporation — 0.4%
$147,520	Series 2497, 5.000%, 9/15/17	$156,341
26,548	Series 2770, 4.000%, 1/15/18	26,645
16,456	Series 2976, 4.500%, 1/15/33	16,561
85,657	Series 3322, 5.250%, 4/15/17	87,353
		286,900
Federal National Mortgage Association —0.3%
148,795	Series 1999-13, 6.000%, 4/25/29	165,598
Total Collateralized Mortgage Obligations (Cost $426,100)		452,498
Cash Equivalents — 0.9%
577,109	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (c) (d)	577,109
Total Cash Equivalents (Cost $577,109)		577,109

Shares		Value

Short-Term Securities Held as Collateral for Securities Lending — 0.4%
233,950	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (d)	$233,950
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $233,950)		233,950
Total Investments (Cost $60,595,861) — 101.1%		61,494,876
Liabilities in Excess of Other Assets — (1.1)%		(692,056)
Net Assets — 100.0%		$60,802,820
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $228,462.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2013.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
General Obligation	37.1%
School Districts	28.2%
Higher Education	17.7%
Water	7.3%
Airport	2.4%
Pollution	2.2%
Facilities	2.1%
Cash	1.1%
Transportation	1.0%
Single Family Housing	0.9%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 100.2%
Ohio — 100.2%
$225,000	Akron, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/24	$236,464
500,000	Akron, OH, Income Tax Revenue, Series A, 5.000%, 12/1/23	560,750
100,000	Akron, OH, Various Purposes, G.O., (AGM Ins.), 5.000%, 12/1/20	109,845
405,000	Akron, OH, Various Purposes, G.O., 5.000%, 12/1/26	432,512
150,000	Barberton, OH, City School District, G.O., (Student Credit Program), 5.000%, 12/1/22	161,726
320,000	Bowling Green, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/24	342,851
500,000	Bucyrus, OH, City School District, School Improvement, G.O., (Student Credit Program), 0.000%, 12/1/22 (a)	363,530
400,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/24	409,252
15,000	Central Ohio Solid Waste Authority, G.O., 5.000%, 12/1/24	17,801
100,000	Cincinnati, OH, City School District, School Improvement, G.O., 5.250%, 6/1/25	111,182

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	Cincinnati, OH, Water System Revenue, Series A, 5.000%, 12/1/22	$575,955
365,000	Cleveland, OH, Airport System Revenue, Series C, (Assured Guaranty), 5.000%, 1/1/23	387,958
250,000	Cleveland, OH, Capital Improvement, Capital Improvement, G.O., Series A, (AGM Ins.), 5.000%, 12/1/21	274,465
200,000	Cleveland, OH, Public Facilities Improvement Revenue, Series A, 4.000%, 10/1/22	208,632
500,000	Cleveland, OH, Waterworks Revenue, Series P, 5.000%, 1/1/22	554,360
245,000	Cleveland, OH, Waterworks Revenue, Series P, 5.000%, 1/1/26	264,906
100,000	Clyde-Green Springs, OH, Exempted School District, G.O., (AGM Ins., Student Credit Program), 4.375%, 12/1/25	102,926
500,000	Columbus, OH, G.O., Series 1, 5.000%, 7/1/28	555,445

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$100,000	Columbus, OH, City School District, School Facilities Construction and Improvement, G.O., (AGM Ins.), 4.750%, 12/1/25	$107,151
250,000	Columbus, OH, Regional Airport Authority Revenue, (AGM Ins., National Reinsurance), 5.000%, 1/1/20	266,537
505,000	Columbus, OH, Various Purposes, G.O., 5.000%, 7/1/23	581,058
55,000	Columbus, OH , Sewer Revenue, Series A, 5.000%, 6/1/24	60,103
220,000	Cuyahoga Community College District, General Receipts Revenue, Series D, 5.000%, 8/1/26	239,485
460,000	Cuyahoga County, OH, Capital Improvement, G.O., Series A, 4.000%, 12/1/24	477,149
200,000	Cuyahoga County, OH, Various Purposes, G.O., Series A, 5.000%, 12/1/21	227,312
220,000	Dalton, OH, Local School District, School Improvement, G.O., (Student Credit Program), 5.000%, 8/1/24	240,449
490,000	Dalton, OH, School Improvement, School Improvement, G.O., (Student Credit Program), 5.000%, 8/1/25	532,537
75,000	Franklin County, OH, South-Western City School District, School Facilities Construction and Improvement, G.O., (AGM Ins.), 4.250%, 12/1/26	78,061
75,000	Franklin County, OH, Various Purposes, G.O., 5.000%, 12/1/31	80,123
35,000	Gallia, OH, Local School District, G.O., (AGM Ins.), 4.500%, 12/1/20	36,669
500,000	Geneva, OH, City School District, School Improvement, G.O., (Student Credit Program), 4.500%, 12/1/25	519,165
105,000	Greenville, OH, City School District, G.O., (Student Credit Program), 4.500%, 1/1/25	112,569

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$100,000	Hamilton, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/21	$108,123
300,000	Hamilton, OH, Various Purpose Street Improvement and Building, G.O., 5.000%, 11/1/21	328,488
280,000	Hamilton, OH, Various Purposes, G.O., (Assured Guaranty), 5.000%, 11/1/21	306,589
500,000	Hilliard, OH, Various Purposes, G.O., 5.000%, 12/1/24	561,450
50,000	Huber Heights, OH, City School District, School Improvement, G.O., 5.000%, 12/1/20	56,535
200,000	Huber Heights, OH, City School District, School Improvement, G.O., 4.750%, 12/1/24	214,232
75,000	Independence, OH, Rockside Road Improvement, G.O., (AMBAC Ins.), 5.000%, 12/1/20	79,241
615,000	Kent State University, OH, General Receipts Revenue, Series B, (Assured Guaranty), 5.000%, 5/1/23	674,716
400,000	Kettering, OH, City School District, G.O., (AGM Ins.), 4.750%, 12/1/22	427,352
50,000	Kettering, OH, City School District, School Improvement, G.O., (AGM Ins.), 4.750%, 12/1/19	55,068
500,000	Kings, OH, Local School District, School Improvement, G.O., Series A, 0.000%, 12/1/26 (a)	292,410
250,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/23	261,778
20,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/24	20,904
30,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/24	32,655
500,000	Miami University, OH, General Receipts Refunding Revenue, 5.000%, 9/1/26	548,540
50,000	Miami University, OH, General Receipts Revenue, (AMBAC Ins.), 5.000%, 9/1/23	53,416

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$200,000	Middletown, OH, School Improvement, G.O., (AGM Ins.), 4.375%, 12/1/20	$210,176
500,000	Middletown, OH, Various Purposes, G.O., (AGM Ins.), 5.000%, 12/1/21	550,790
300,000	Milford, OH, Exempt Village School District, G.O., (AGC Ins.), 4.625%, 12/1/21	322,101
250,000	Mount Healthy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/25	265,512
50,000	Nordonia Hills, OH , City School District, School Improvement, G.O., (National Reinsurance, FGIC Ins.), 4.500%, 12/1/20	52,790
205,000	Northmont, OH, City School District, School Improvement, G.O., Series A, (Student Credit Program), 4.000%, 11/1/24	212,099
100,000	Northmor, OH, Local School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 4.750%, 11/1/28	103,435
350,000	Ohio Higher Educational Facility Commission, Revenue, University of Dayton Project, (AMBAC Ins.), 5.000%, 12/1/25	373,331
255,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 3, 3.250%, 5/1/20	251,292
175,000	Ohio State, Common Schools, G.O., Series B, 5.000%, 3/15/23	200,841
100,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 3/1/20	108,126
130,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 9/1/23	141,011
655,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.375%, 9/1/23	739,187
250,000	Ohio State, Infrastructure Improvement, G.O., Series D, 5.000%, 9/15/21	269,087

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$525,000	Ohio State, Parks & Recreation Revenue, G.O., Series A, 5.250%, 9/1/22	$605,404
135,000	Ohio State Building Authority, Administration Building Fund Revenue, Series A, 5.000%, 10/1/22	149,020
400,000	Ohio State Building Authority, Administration Building Fund Revenue, Series A, 5.000%, 10/1/23	438,888
240,000	Ohio State Turnpike Commission, Revenue, Series A, 5.000%, 2/15/21	266,774
340,000	Ohio State University/The, Revenue, Series A, 4.250%, 12/1/24	360,189
30,000	Ohio State University/The, Revenue, Series A, 5.000%, 6/1/25	31,200
255,000	Ohio State University/The, Revenue, Series A, 5.000%, 12/1/26	279,424
90,000	Ohio State University/The, Revenue, Series A, 5.000%, 12/1/27	98,190
585,000	Ohio State University/The, Revenue, Series A, 5.000%, 12/1/28	635,731
500,000	Ohio State Water Development Authority, Drinking Water Assistance Fund Revenue, 5.000%, 12/1/22	553,115
500,000	Ohio State Water Development Authority, State of Ohio Pollution Control Revenue, Series A, 5.000%, 12/1/23	570,255
100,000	Ohio University, General Receipts Revenue, Series B, (AGM Ins.), 5.000%, 12/1/23	106,782
700,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/22	754,138
100,000	Reynoldsburg, OH, City School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 5.000%, 12/1/20	110,863

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$470,000	River Valley, OH, Local School District, G.O., (AGM Ins., Student Credit Program), 5.250%, 11/1/23	$542,953
300,000	Sheffield Lake, OH, City School District, School Improvement, G.O., 5.000%, 12/1/25	323,499
125,000	Sidney, OH, City School District, G.O., (National Reinsurance, FGIC Ins.), 4.750%, 12/1/20	134,689
700,000	South Euclid, OH, Real Estate Acquisition & Urban Development, G.O., 5.000%, 6/1/32	743,904
125,000	Springfield, OH, City School District, School Improvement, G.O., (AGM Ins., Student Credit Program), 5.000%, 12/1/21	137,603
500,000	Switzerland, OH, Local School District, School Improvement, G.O., (Student Credit Program), 5.000%, 12/1/27	548,745
50,000	Trumbull County, OH, Various Purposes, G.O., (AGM Ins.), 5.000%, 12/1/28	52,916
350,000	University of Akron, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 1/1/21	382,998
500,000	University of Akron, OH, General Receipts Revenue, Series B, (AGM Ins.), 5.250%, 1/1/24	544,715
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	317,106
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/22	539,165
200,000	University of Toledo, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	216,836
60,000	Wapakoneta, OH, City School District, School Improvement, G.O., (AGM Ins., Student Credit Program), 4.750%, 12/1/28	62,466
125,000	Westerville, OH, Various Purposes, G.O., (AMBAC Ins.), 5.000%, 12/1/23	135,455

Principal Amount/ Shares		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$100,000	Westerville, OH, Various Purposes, G.O., (AMBAC Ins.), 5.000%, 12/1/24	$107,748
300,000	Wyoming, OH, School District, Refunding School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	315,978
Total Municipal Bonds (Cost $27,501,587)		27,116,952
Cash Equivalents — 1.1%
313,029	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I, 0.010% (b)	313,029
Total Cash Equivalents (Cost $313,029)		313,029
Total Investments (Cost $27,814,616) — 101.3%		27,429,981
Liabilities in Excess of Other Assets — (1.3)%		(357,494)
Net Assets — 100.0%		$27,072,487
(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FGIC — Financial Guaranty Insurance Co.

G.O. — General Obligation

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	91.2%
U.S. Government Agencies	5.2%
Cash[1]	2.7%
U.S. Treasury Obligations	0.9%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 92.2%
Consumer Discretionary — 7.0%
$2,000,000	Amazon.com, Inc., 1.200%, 11/29/17	$1,958,186
2,000,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.750%, 1/15/18	1,961,936
2,000,000	TCM Sub LLC, 3.550%, 1/15/15 (a)	2,055,772
2,000,000	Time Warner, Inc., 3.150%, 7/15/15	2,071,984
		8,047,878
Consumer Staples — 6.1%
2,000,000	Anheuser-Busch InBev Worldwide, Inc., 1.375%, 7/15/17	1,995,800
1,000,000	CVS Caremark Corp., 4.875%, 9/15/14	1,029,925
2,000,000	Kellogg Co., 1.750%, 5/17/17	1,997,632
2,000,000	Kroger Co./The, 2.200%, 1/15/17	2,024,328
		7,047,685
Energy — 8.9%
267,000	ConocoPhillips, 4.750%, 2/1/14	267,905
2,000,000	FMC Technologies, Inc., 2.000%, 10/1/17	1,983,100
2,000,000	Halliburton Co., 2.000%, 8/1/18	1,984,718
2,000,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	2,077,496
2,000,000	Murphy Oil Corp., 2.500%, 12/1/17	2,012,162
2,000,000	Schlumberger Norge AS, 1.950%, 9/14/16 (a)	2,040,510
		10,365,891

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — 28.9%
$2,000,000	American Express Credit Co., MTN, 2.750%, 9/15/15	$2,069,714
2,000,000	Bank of America Corp., MTN, 1.250%, 1/11/16	2,009,002
2,000,000	Bank of Montreal, MTN, 2.500%, 1/11/17	2,060,180
2,000,000	Bank of New York Mellon Corp./The, MTN, 2.400%, 1/17/17	2,046,866
2,000,000	Bank of Nova Scotia, 1.375%, 12/18/17	1,962,684
2,000,000	BB&T Corp., MTN, 1.600%, 8/15/17	1,982,148
1,000,000	Boeing Capital Corp., 3.250%, 10/27/14	1,023,246
2,000,000	Canadian Imperial Bank of Commerce, 1.550%, 1/23/18	1,956,210
1,500,000	Citigroup, Inc., 6.010%, 1/15/15	1,579,564
2,500,000	General Electric Capital Corp., GMTN, 1.600%, 11/20/17	2,483,545
2,000,000	HSBC Bank PLC, 3.500%, 6/28/15 (a)	2,084,654
1,000,000	KeyBank NA, 5.091%, 3/26/15	1,049,466
2,000,000	Manulife Financial Corp., 3.400%, 9/17/15	2,081,858
2,000,000	Metropolitan Life Global Funding I, 1.500%, 1/10/18 (a)	1,945,208
1,500,000	Morgan Stanley, 2.125%, 4/25/18	1,487,063
2,000,000	Prudential Financial, Inc., MTN, 3.875%, 1/14/15	2,067,530
2,000,000	US Bancorp, MTN, 2.200%, 11/15/16	2,065,398
1,500,000	Wells Fargo & Co., 1.500%, 1/16/18	1,490,310
		33,444,646

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Health Care — 9.6%
$2,000,000	Cardinal Health, Inc., 1.700%, 3/15/18	$1,957,220
2,000,000	Laboratory Corp. of America Holdings, 2.200%, 8/23/17	2,006,520
2,000,000	McKesson Corp., 1.400%, 3/15/18	1,921,606
1,000,000	Medtronic, Inc., 2.625%, 3/15/16	1,035,387
2,000,000	Quest Diagnostics Inc., 3.200%, 4/1/16	2,074,084
2,000,000	WellPoint, Inc., 5.250%, 1/15/16	2,162,448
		11,157,265
Industrials — 7.0%
2,000,000	Caterpillar, Inc., 1.500%, 6/26/17	1,990,306
2,000,000	Danaher Corp., 2.300%, 6/23/16	2,064,100
2,000,000	Eaton Corp., 1.500%, 11/2/17 (a)	1,960,664
1,000,000	Ecolab, Inc., 3.000%, 12/8/16	1,047,705
1,000,000	Roper Industries, Inc., 1.850%, 11/15/17	991,263
		8,054,038
Information Technology — 7.4%
2,000,000	Autodesk, Inc., 1.950%, 12/15/17	1,978,472
1,000,000	Broadcom Corp., 2.375%, 11/1/15	1,025,684
1,500,000	Hewlett-Packard Co., 3.300%, 12/9/16	1,569,939
2,000,000	Oracle Corp., 1.200%, 10/15/17	1,968,116
2,000,000	Texas Instruments, Inc., 2.375%, 5/16/16	2,073,086
		8,615,297
Materials — 10.6%
2,000,000	Air Products & Chemicals, Inc., 2.000%, 8/2/16	2,044,920
1,150,000	Airgas, Inc., 1.650%, 2/15/18	1,121,404
2,000,000	Barrick Gold Corp., 2.900%, 5/30/16	2,071,536
2,000,000	Eastman Chemical Co., 2.400%, 6/1/17	2,021,432
2,000,000	Freeport-McMoRan Copper & Gold, Inc., 2.150%, 3/1/17	2,013,032
2,000,000	Sherwin-Williams Co./The, 3.125%, 12/15/14	2,048,074
1,000,000	Xstrata PLC, 2.700%, 10/25/17 (a)	1,011,351
		12,331,749

Principal Amount/ Shares		Value

Corporate Bonds — (Continued)
Real Estate Investment Trusts — 2.7%
$1,000,000	HCP, Inc., 2.700%, 2/1/14	$1,001,561
2,060,000	Simon Property Group LP, 4.200%, 2/1/15	2,120,564
		3,122,125
Telecommunication Services — 1.3%
500,000	Verizon Communications, Inc., 2.500%, 9/15/16	517,018
1,000,000	Verizon Communications, Inc., 1.100%, 11/1/17	972,905
		1,489,923
Utilities — 2.7%
1,800,000	Questar Corp., 2.750%, 2/1/16	1,854,653
1,262,000	Southern Co., 4.150%, 5/15/14	1,278,833
		3,133,486
Total Corporate Bonds (Cost $106,334,853)		106,809,983
U.S. Government Agencies — 5.3%
Federal Agricultural Mortgage Corporation — 2.6%
3,000,000	3.250%, 6/25/14	3,042,237
Federal Home Loan Bank — 2.7%
2,000,000	4.750%, 11/14/14	2,079,112
1,000,000	1.900%, 12/29/15	1,028,549
		3,107,661
Total U.S. Government Agencies (Cost $6,081,213)		6,149,898
U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes — 0.9%
1,000,000	1.000%, 8/31/16	1,009,375
Total U.S. Treasury Obligations (Cost $1,004,552)		1,009,375
Cash Equivalents — 2.7%
3,179,538	Huntington U.S. Treasury Money Market Fund, Institutional Shares 0.030% (b) (c)	3,179,538
Total Cash Equivalents (Cost $3,179,538)		3,179,538
Total Investments (Cost $116,600,156) — 101.1%		117,148,794
Liabilities in Excess of Other Assets — (1.1)%		(1,233,173)
Net Assets — 100.0%		$115,915,621
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Adviser in accordance with guidelines established by the Trustees.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

GMTN — Global Medium Term Note

MTN — Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	41.6%
Fixed Income Mutual Funds[1]	36.0%
Exchange-Traded Funds[1]	20.6%
Cash[1]	1.8%
Total	100.0%
[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 77.4% (a)
112,717	Huntington Disciplined Equity Fund, Institutional Shares	$1,237,631
241,648	Huntington Dividend Capture Fund, Institutional Shares	2,595,303
160,370	Huntington Fixed Income Securities Fund, Institutional Shares	3,436,730
76,765	Huntington Global Select Markets Fund, Institutional Shares	824,455
151,980	Huntington Intermediate Government Income Fund, Institutional Shares	1,604,908
180,914	Huntington International Equity Fund, Institutional Shares	2,402,533
107,475	Huntington Mortgage Securities Fund, Institutional Shares	914,614
81,296	Huntington Short/Intermediate Fixed Income Securities Fund, Institutional Shares	1,605,605
58,737	Huntington Situs Fund, Institutional Shares	1,688,698
Total Mutual Funds (Cost $14,302,143)		16,310,477

Shares		Value

Exchange-Traded Funds — 20.5% (a)
66,561	Huntington EcoLogical Strategy ETF	$2,287,036
58,399	Huntington US Equity Rotation Strategy ETF	2,036,957
Total Exchange-Traded Funds (Cost $3,512,784)		4,323,993
Cash Equivalents — 1.9%
386,673	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (a) (b)	386,673
Total Cash Equivalents (Cost $386,673)		386,673
Total Investments (Cost $18,201,600) — 99.8%		21,021,143
Other Assets in Excess of Liabilities — 0.2%		44,023
Net Assets — 100.0%		$21,065,166
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Fixed Income Mutual Funds[1]	76.3%
Equity Mutual Funds[1]	14.9%
Exchange-Traded Funds[1]	7.3%
Cash[1]	1.5%
Total	100.0%
[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 90.6% (a)
6,984	Huntington Disciplined Equity Fund, Institutional Shares	$76,681
14,987	Huntington Dividend Capture Fund, Institutional Shares	160,963
59,216	Huntington Fixed Income Securities Fund, Institutional Shares	1,269,000
4,772	Huntington Global Select Markets Fund, Institutional Shares	51,248
56,067	Huntington Intermediate Government Income Fund, Institutional Shares	592,070
11,238	Huntington International Equity Fund, Institutional Shares	149,241
39,694	Huntington Mortgage Securities Fund, Institutional Shares	337,796
29,991	Huntington Short/Intermediate Fixed Income Securities Fund, Institutional Shares	592,330
3,650	Huntington Situs Fund, Institutional Shares	104,926
Total Mutual Funds (Cost $3,196,716)		3,334,255

Shares		Value

Exchange-Traded Funds — 7.3% (a)
4,120	Huntington EcoLogical Strategy ETF	$141,563
3,626	Huntington US Equity Rotation Strategy ETF	126,475
Total Exchange-Traded Funds (Cost $213,433)		268,038
Cash Equivalents — 1.5%
53,198	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (a) (b)	53,198
Total Cash Equivalents (Cost $53,198)		53,198
Total Investments (Cost $3,463,347) — 99.4%		3,655,491
Other Assets in Excess of Liabilities — 0.6%		22,853
Net Assets — 100.0%		$3,678,344
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Allocation Fund	December 31, 2013

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	55.0%
Exchange-Traded Funds[1]	27.2%
Fixed Income Mutual Funds[1]	16.0%
Cash[1]	1.8%
Total	100.0%
[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 70.4% (a)
106,221	Huntington Disciplined Equity Fund, Institutional Shares	$1,166,308
227,767	Huntington Dividend Capture Fund, Institutional Shares	2,446,220
50,870	Huntington Fixed Income Securities Fund, Institutional Shares	1,090,148
72,356	Huntington Global Select Markets Fund, Institutional Shares	777,105
48,071	Huntington Intermediate Government Income Fund, Institutional Shares	507,631
170,595	Huntington International Equity Fund, Institutional Shares	2,265,497
34,089	Huntington Mortgage Securities Fund, Institutional Shares	290,097
25,714	Huntington Short/Intermediate Fixed Income Securities Fund, Institutional Shares	507,853
55,445	Huntington Situs Fund, Institutional Shares	1,594,037
Total Mutual Funds (Cost $8,642,681)		10,644,896

Shares		Value

Exchange-Traded Funds — 27.0% (a)
62,752	Huntington EcoLogical Strategy ETF	$2,156,159
55,033	Huntington US Equity Rotation Strategy ETF	1,919,551
Total Exchange-Traded Funds (Cost $3,296,553)		4,075,710
Cash Equivalents — 1.8%
269,842	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (a) (b)	269,842
Total Cash Equivalents (Cost $269,842)		269,842
Total Investments (Cost $12,209,076) — 99.2%		14,990,448
Other Assets in Excess of Liabilities — 0.8%		118,603
Net Assets — 100.0%		$15,109,051
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities	December 31, 2013

	Huntington Tax-Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund
Assets:
Investments, at cost	$42,565,921	$350,373,536	$123,494,234
Investments, at value	$42,565,921	$350,373,536	$123,494,234
Investments in affiliated securities, at value	—	—	—
Investments in repurchase agreements, at cost	—	—	—
Total Investments	42,565,921	350,373,536	123,494,234
Cash	—	83	—
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $2,579 and $1,048)	—	—	—
Income receivable	63,479	43,872	116,511
Receivable for investments sold	—	—	—
Receivable for shares sold	—	2,527	—
Receivable from Adviser	19,664	58,139	42,781
Tax reclaims receivable	—	—	—
Prepaid expenses and other assets	25,989	31,224	26,173
Total assets	42,675,053	350,509,381	123,679,699
Liabilities:
Payable for return of collateral on loaned securities	—	—	—
Options written, at value (premium received $-, $-, $-, $-, $967,544, $42,282, $- and $-)	—	—	—
Income distribution payable	778	2,055	1,043
Payable for investments purchased	—	4,999,798	—
Payable for shares redeemed	—	—	—
Accrued expenses and other payables:
Investment advisory fees	—	—	—
Administration fees	8,993	53,380	21,243
Custodian fees	2,644	12,818	5,996
Pricing fees	1,569	814	5,055
Distribution (12b-1) fee	160	—	—
Shareholder services fee	—	—	—
Transfer and dividend disbursing agent fees and expenses	3,649	11,570	6,166
Professional fees	11,618	25,020	16,179
Printing and postage	816	27,942	2,642
Compliance service fees	661	3,290	1,578
Other	1,252	1,116	1,755
Total liabilities	32,140	5,137,803	61,657
Net Assets	$42,642,913	$345,371,578	$123,618,042

Net Assets Consist of:
Paid in capital	$42,637,976	$345,544,597	$123,617,749
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	—	—	—
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	4,116	(175,505)	340
Accumulated net investment income (loss)	821	2,486	(47)
Net Assets	$42,642,913	$345,371,578	$123,618,042

Net Assets:
Institutional Shares	$25,457,615	$208,782,892	$64,438,975
Class A Shares	$17,185,298	$136,588,686	$59,179,067
Shares Outstanding: (unlimited number of shares authorized, no par value):
Institutional Shares	25,460,396	209,387,398	64,471,713
Class A Shares	17,178,383	136,611,469	59,139,013
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	—	—	—
Maximum Sales Charge:
Class A Shares	—	—	—

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	Huntington Disciplined Equity Fund	Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington International Equity Fund

$1,107,380,933	$76,151,428	$356,960,319	$25,021,533	$244,146,919
$607,380,933	$98,538,489	$381,002,612	$28,134,168	$318,538,840
—	785,772	3,933,704	772,081	909,438
500,000,000	—	—	—	—
1,107,380,933	99,324,261	384,936,316	28,906,249	319,448,278
106	—	—	—	—
—	—	—	2,576	986
629,476	162,594	1,336,656	9,319	393,657
—	84,096	23,729,770	—	—
—	50,776	196,131	731	107,603
304,451	—	—	—	—
—	—	16,104	17,839	561,411
64,818	17,546	55,085	21,568	29,846
1,108,379,784	99,639,273	410,270,062	28,958,282	320,541,781

—	—	39,139,850	1,370,319	19,340,502
—	1,626,432	125,000	—	—
20,616	—	—	—	—
—	58,450	20,184,018	—	—
—	15,258	318,336	104,852	1,363,703

—	35,945	100,606	2,685	252,991
190,805	14,927	54,470	4,199	45,643
70,362	4,447	15,466	6,717	17,040
577	2,688	3,034	4,589	5,421
2,735	1,159	14,936	98	2,056
—	20,690	75,535	5,818	63,247
27,262	4,744	25,548	3,057	14,583
43,514	10,856	27,123	9,902	20,615
16,458	2,571	5,681	747	8,009
7,808	898	2,579	265	2,849
4,115	935	2,649	816	2,636
384,252	1,800,000	60,094,831	1,514,064	21,139,295
$1,107,995,532	$97,839,273	$350,175,231	$27,444,218	$299,402,486

$1,107,983,576	$83,813,206	$308,577,673	$26,263,488	$220,740,282
—	22,513,945	27,893,279	3,879,057	75,327,570
12,061	(8,503,780)	12,561,654	(2,609,481)	3,365,955
(105)	15,902	1,142,625	(88,846)	(31,321)
$1,107,995,532	$97,839,273	$350,175,231	$27,444,218	$299,402,486

$977,168,104	$92,281,435	$278,917,186	$27,015,134	$289,398,806
$130,827,428	$5,557,838	$71,258,045	$429,084	$10,003,680

977,131,036	8,402,552	25,972,203	2,516,157	21,799,717
130,854,975	506,710	6,639,414	39,999	759,231

$1.00	$10.98	$10.74	$10.74	$13.28
$1.00	$10.97	$10.73	$10.73	$13.18

—	$11.52	$11.27	$11.27	$13.84

—	4.75%	4.75%	4.75%	4.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)	December 31, 2013

	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund
Assets:
Investments, at cost	$101,441,809	$21,211,806	$297,494,824
Investments, at value	$105,142,644	$24,425,589	$469,028,946
Investments in affiliated securities, at value	4,280,804	941,036	18,125,529
Investments in controlled affiliated securities, at value	1,419,541	—	—
Total Investments	110,842,989	25,366,625	487,154,475
Cash	7,887	—	—
Foreign currencies, at value (Cost $-, $-, $1, $-, $-, $-, $- and $-)	—	—	7
Income receivable	103,886	23,432	626,683
Receivable for investments sold	—	—	—
Receivable for shares sold	28,378	26,414	293,636
Tax reclaims receivable	9,576	—	24,849
Prepaid expenses and other assets	14,599	18,350	51,830
Total assets	111,007,315	25,434,821	488,151,480
Liabilities:
Payable for return of collateral on loaned securities	18,714,014	1,318,552	70,459,270
Options written, at value (premium received $67,535, $-, $497,137, $-, $-, $-, $- and $-)	117,000	—	735,500
Income distribution payable	—	—	—
Payable for investments purchased	—	—	1,751,720
Payable for shares redeemed	129,830	21,112	633,011
Accrued expenses and other payables:
Investment advisory fees	42,997	10,191	192,954
Administration fees	13,912	3,682	64,038
Custodian fees	4,069	1,163	15,176
Pricing fees	1,048	3,499	5,325
Distribution (12b-1) fee	494	633	15,382
Shareholder services fee	19,264	5,095	88,746
Transfer and dividend disbursing agent fees and expenses	4,909	3,446	32,928
Professional fees	18,796	7,759	27,233
Printing and postage	2,189	742	8,636
Compliance service fees	814	215	3,292
Other	1,182	795	2,677
Total liabilities	19,070,518	1,376,884	74,035,888
Net Assets	$91,936,797	$24,057,937	$414,115,592

Net Assets Consist of:
Paid in capital	$102,527,297	$19,404,297	$209,059,495
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	9,351,715	4,154,819	189,422,936
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(20,500,385)	499,052	15,478,590
Accumulated net investment income (loss)	558,170	(231)	154,571
Net Assets	$91,936,797	$24,057,937	$414,115,592

Net Assets:
Institutional Shares	$89,570,993	$20,950,993	$339,983,444
Class A Shares	$2,365,804	$3,106,944	$74,132,148
Shares Outstanding: (unlimited number of shares authorized, no par value):
Institutional Shares	11,132,575	1,783,990	11,823,663
Class A Shares	293,879	267,582	2,655,111
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$8.05	$11.74	$28.75
Class A Shares	$8.05	$11.61	$27.92
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$8.45	$12.19	$29.31
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$233,996,305	$78,629,897	$60,595,861	$27,814,616	$116,600,156
$235,426,160	$79,850,361	$60,917,767	$27,429,981	$113,969,256
3,040,533	1,247,164	577,109	—	3,179,538
—	—	—	—	—
238,466,693	81,097,525	61,494,876	27,429,981	117,148,794
—	—	48	—	—
—	—	—	—	—
3,103,790	476,093	209,042	233,727	705,676
—	1,577	422	—	—
127,087	49,208	8,150	—	26,353
1,130	—	—	—	—
30,133	26,090	20,481	23,366	23,321
241,728,833	81,650,493	61,733,019	27,687,074	117,904,144

—	—	233,950	—	—
—	—	—	—	—
221,821	76,756	—	45,989	85,069
—	—	—	—	—
1,372,794	2,182,706	609,112	514,784	1,763,420

104,559	36,566	27,574	13,110	53,058
37,690	13,175	9,935	4,707	19,136
14,771	5,687	3,847	2,937	8,129
5,162	6,598	9,624	10,347	4,961
1,585	892	909	572	1,469
52,280	18,283	13,787	6,555	26,529
9,924	5,531	4,503	3,414	4,847
22,409	14,327	13,718	10,809	16,594
6,468	1,961	1,424	569	2,395
2,156	722	580	241	1,051
2,898	1,098	1,236	553	1,865
1,854,517	2,364,302	930,199	614,587	1,988,523
$239,874,316	$79,286,191	$60,802,820	$27,072,487	$115,915,621

$235,028,899	$76,464,162	$59,721,463	$27,631,241	$114,888,469
4,470,388	2,467,628	899,015	(384,635)	548,638
413,114	140,377	161,130	(174,119)	478,514
(38,085)	214,024	21,212	—	—
$239,874,316	$79,286,191	$60,802,820	$27,072,487	$115,915,621

$232,622,451	$75,106,318	$56,562,422	$24,388,170	$108,998,299
$7,251,865	$4,179,873	$4,240,398	$2,684,317	$6,917,322

10,854,266	7,112,116	6,645,683	1,185,124	5,519,537
338,348	395,758	494,910	130,508	350,245

$21.43	$10.56	$8.51	$20.58	$19.75
$21.43	$10.56	$8.57	$20.57	$19.75
$22.26	$10.97	$8.90	$21.37	$20.05

3.75%	3.75%	3.75%	3.75%	1.50%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)	December 31, 2013

	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Assets:
Investments, at cost	$18,201,600	$3,463,347	$12,209,076
Investments in affiliated securities, at value	21,021,143	3,655,491	14,990,448
Total Investments	21,021,143	3,655,491	14,990,448
Cash	49,113	3,082	46,482
Income receivable	11,051	4,821	3,608
Receivable for investments sold	101,050	21,131	142,023
Receivable for shares sold	4,592	30	4,550
Receivable from Adviser	2,701	3,668	4,363
Prepaid expenses and other assets	6,195	5,258	5,600
Total assets	21,195,845	3,693,481	15,197,074
Liabilities:
Income distribution payable	4	—	8
Payable for investments purchased	80,025	—	14,183
Payable for shares redeemed	26,817	5,236	53,547
Accrued expenses and other payables:
Administration fees	3,268	671	2,391
Custodian fees	325	90	228
Pricing fees	307	307	307
Distribution (12b-1) fee	4,528	930	3,312
Transfer and dividend disbursing agent fees and expenses	7,826	2,306	6,861
Professional fees	5,585	4,884	5,380
Printing and postage	1,470	342	1,259
Compliance service fees	206	48	159
Other	318	323	388
Total liabilities	130,679	15,137	88,023
Net Assets	$21,065,166	$3,678,344	$15,109,051

Net Assets Consist of:
Paid in capital	$17,831,957	$3,420,451	$11,966,439
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	2,819,543	192,144	2,781,372
Accumulated net realized gain on investments, options and foreign currency transactions	411,215	64,392	357,198
Accumulated net investment income	2,451	1,357	4,042
Net Assets	$21,065,166	$3,678,344	$15,109,051

Net Assets:
Class A Shares	$21,065,166	$3,678,344	$15,109,051
Shares Outstanding: (unlimited number of shares authorized, no par value):
Class A Shares	1,789,318	416,415	1,271,748
Net Asset Value, Redemption Price and Offering Price Per Share:
Class A Shares	$11.77	$8.83	$11.88
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$12.36	$9.27	$12.47
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Operations	Year Ended December 31, 2013

	Huntington Tax-Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund
Investment Income:
Dividend income	$752	$33,776	$1,608
Dividend income from affiliated securities	—	—	—
Interest income	123,180	401,227	216,645
Income from securities lending, net(a)	—	—	—
Foreign dividend taxes withheld	—	—	—
Total investment income	123,932	435,003	218,253
Expenses:
Investment advisory fees	211,735	978,411	405,373
Administration fees	127,520	589,263	244,073
Custodian fees	18,112	84,286	34,566
Transfer and dividend disbursing agent fees and expenses	30,134	61,897	34,624
Trustees’ fees	6,290	28,877	11,976
Professional fees	21,662	51,742	29,206
Pricing fees	4,057	191	13,452
Distribution (12b-1) fee—Class A Shares	48,581	313,602	206,376
Shareholder services fee—Institutional Shares	127,865	501,736	131,433
Shareholder services fee—Class A Shares	48,581	313,602	206,376
State registration costs	26,152	27,295	26,910
Printing and postage	4,560	37,462	7,171
Insurance premiums	4,688	14,302	6,559
Compliance service fees	1,862	8,290	3,420
Line of credit fees	1,364	6,575	2,428
Interest expense	103	—	188
Other	24,575	38,007	27,662
Total expenses	707,841	3,055,538	1,391,793
Investment advisory fees waived	(211,735)	(978,411)	(405,373)
Distribution fees waived	(46,704)	(313,602)	(206,376)
Shareholder servicing fees waived	(176,446)	(815,338)	(337,809)
Reimbursement from Adviser	(160,926)	(548,213)	(237,317)
Net expenses	112,030	399,974	204,918
Net investment income	11,902	35,029	13,335
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	1,813	(5,589)	(2,249)
Net realized gain (loss) on written option transactions	—	—	—
Net realized loss on foreign currency transactions	—	—	—
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	1,813	(5,589)	(2,249)
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	—	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1,813	(5,589)	(2,249)
Net increase from payments by an affiliate of the Adviser for realized capital losses	134,000	—	297,246
Change in net assets resulting from operations	$147,715	$29,440	$308,332

(a)	Income from securities lending is net of ($-, $-, $-, $-, $-, $14,607, $6,859 and $47,172) expenses paid to Huntington National Bank.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	Huntington Disciplined Equity Fund	Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington International Equity Fund

$—	$2,102,834	$10,157,521	$740,200	$8,799,308
—	4,524	2,218	577	3,429
1,095,844	—	—	25,619	—
—	—	65,859	30,810	212,786
—	(1,265)	(70,351)	(68,814)	(923,015)
1,095,844	2,106,093	10,155,247	728,392	8,092,508

2,812,908	588,432	1,698,590	320,697	2,998,040
2,539,734	177,170	409,132	57,938	541,626
391,896	26,251	58,756	41,535	99,858
106,650	36,803	120,810	28,925	73,186
58,551	8,605	20,473	2,866	26,568
128,559	22,041	50,430	16,988	45,594
1,436	7,558	5,422	11,507	15,095
470,774	16,160	143,401	1,065	23,380
3,045,322	229,018	422,795	79,109	726,128
470,774	16,160	143,401	1,065	23,380
26,744	28,747	31,763	25,734	30,263
57,254	11,645	32,445	4,159	25,823
12,694	5,361	8,091	3,774	10,604
25,430	2,584	5,950	797	7,967
13,581	1,833	3,819	646	5,553
1,517	—	1,344	342	308
98,991	6,729	15,694	46,845	21,382
10,262,815	1,185,097	3,172,316	643,992	4,674,755
(2,812,908)	(8,393)	(1,004,031)	(43,287)	—
(388,049)	—	—	—	—
(3,516,096)	—	—	—	—
(2,959,383)	—	—	—	—
586,379	1,176,704	2,168,285	600,705	4,674,755
509,465	929,389	7,986,962	127,687	3,417,753

12,943	2,719,860	35,303,625	(244,341)	22,090,492
—	(823,729)	233,092	24,259	—
—	—	(1,132)	(104,780)	(336,483)
12,943	1,896,131	35,535,585	(324,862)	21,754,009
—	9,188,587	1,470,626	1,973,884	29,677,939
12,943	11,084,718	37,006,211	1,649,022	51,431,948

$522,408	$12,014,107	$44,993,173	$1,776,709	$54,849,701

Annual Shareholder Report

Statements of Operations (Continued)	Year Ended December 31, 2013

	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund
Investment Income:
Dividend income	$2,338,381	$387,068	$2,893,850
Dividend income from affiliated securities	172,711	510	3,314
Interest income	—	—	—
Income from securities lending, net(a)	666,222	10,478	657,118
Foreign dividend taxes withheld	(77,069)	(41)	(14,891)
Total investment income	3,100,245	398,015	3,539,391
Expenses:
Investment advisory fees	710,915	159,482	2,107,587
Administration fees	171,263	57,622	507,672
Custodian fees	24,776	8,289	74,960
Transfer and dividend disbursing agent fees and expenses	37,558	31,190	144,590
Trustees’ fees	8,361	2,892	25,407
Professional fees	41,541	14,192	56,917
Pricing fees	3,012	10,316	7,605
Distribution (12b-1) fee—Class A Shares	5,687	6,576	135,196
Shareholder services fee—Institutional Shares	231,285	73,165	567,333
Shareholder services fee—Class A Shares	5,687	6,576	135,196
State registration costs	27,049	27,712	31,006
Printing and postage	8,928	3,999	32,301
Insurance premiums	5,332	3,782	8,722
Compliance service fees	2,450	812	7,829
Line of credit fees	1,815	730	4,439
Interest expense	114	2,502	1,421
Other	7,793	4,322	18,072
Total expenses	1,293,566	414,159	3,866,253
Investment advisory fees waived	(14,797)	—	(73,283)
Net expenses	1,278,769	414,159	3,792,970
Net investment income (loss)	1,821,476	(16,144)	(253,579)
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(2,802,435)	2,844,776	28,213,629
Net realized gain on written option transactions	881	—	1,863,009
Net realized loss on foreign currency transactions	(201)	(159)	(7,395)
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(2,801,755)	2,844,617	30,069,243
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	9,395,865	4,274,116	42,722,995
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	6,594,110	7,118,733	72,792,238
Change in net assets resulting from operations	$8,415,586	$7,102,589	$72,538,659

(a)	Income from securities lending is net of ($146,234, $2,118, $148,104, $-, $-, $720, $- and $-) expenses paid to Huntington National Bank.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$205,430	$—	$196,818	$29	$—
1,866	1,029	1,010	—	882
9,546,294	3,122,795	1,743,303	1,501,694	3,379,294
—	—	3,035	—	—
—	—	(42)	—	—
9,753,590	3,123,824	1,944,124	1,501,723	3,380,176

1,443,476	548,905	373,013	233,149	811,686
521,510	198,312	134,760	84,216	293,299
77,496	29,176	18,946	13,135	42,631
60,670	41,462	37,240	30,401	40,966
25,419	9,738	6,557	4,103	14,357
49,475	29,319	23,855	20,152	34,832
14,549	18,788	27,955	32,294	12,753
22,098	11,983	11,703	7,972	19,769
699,641	262,470	174,804	108,602	386,074
22,098	11,983	11,703	7,972	19,769
28,069	26,818	26,601	26,227	26,563
15,326	6,986	7,461	3,162	8,584
11,479	6,159	5,036	4,188	8,058
7,170	2,611	1,800	1,050	3,769
5,764	2,181	1,372	997	3,442
—	—	—	—	—
16,663	6,680	8,627	3,638	10,187
3,020,903	1,213,571	871,433	581,258	1,736,739
—	—	—	—	—
3,020,903	1,213,571	871,433	581,258	1,736,739
6,732,687	1,910,253	1,072,691	920,465	1,643,437

1,934,908	371,630	3,307,075	(174,118)	1,642,410
—	—	—	—	—
—	—	(672)	—	—
1,934,908	371,630	3,306,403	(174,118)	1,642,410
(16,090,138)	(5,567,239)	(5,487,760)	(2,594,764)	(3,719,409)
(14,155,230)	(5,195,609)	(2,181,357)	(2,768,882)	(2,076,999)
$(7,422,543)	$(3,285,356)	$(1,108,666)	$(1,848,417)	$(433,562)

Annual Shareholder Report

Statements of Operations (Continued)	Year Ended December 31, 2013

	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Investment Income:
Dividend income from affiliated securities	$299,792	$86,627	$194,631
Total investment income	299,792	86,627	194,631
Expenses:
Investment advisory fees	20,442	5,008	14,731
Administration fees	36,928	9,046	26,614
Custodian fees	1,901	208	1,244
Transfer and dividend disbursing agent fees and expenses	44,995	17,365	39,170
Trustees’ fees	1,802	445	1,304
Professional fees	10,606	8,606	9,966
Pricing fees	812	813	813
Distribution (12b-1) fee—Class A Shares	51,104	12,519	36,829
State registration costs	7,138	6,834	6,940
Printing and postage	7,389	3,341	6,246
Insurance premiums	3,119	2,732	2,981
Compliance service fees	565	89	419
Line of credit fees	351	92	255
Interest expense	23	129	86
Other	2,240	2,083	2,683
Total expenses	189,415	69,310	150,281
Investment advisory fees waived	(20,442)	(5,008)	(14,731)
Reimbursement from Adviser	(17,041)	(22,957)	(32,385)
Net expenses	151,932	41,345	103,165
Net investment income	147,860	45,282	91,466
Net Realized/Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions of affiliates	956,335	198,151	1,082,855
Net change in unrealized appreciation/depreciation of investments	1,379,630	(121,437)	1,315,911
Net realized and unrealized gain on investments	2,335,965	76,714	2,398,766
Change in net assets resulting from operations	$2,483,825	$121,996	$2,490,232

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Changes in Net Assets

	Huntington Tax-Free Money Market Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$11,902	$8,731
Net realized gain (loss) on investments, options and foreign currency transactions	1,813	205
Net increase from payments by an affiliate of the Adviser for realized capital losses	134,000	—
Net increase (decrease) in net assets resulting from operations	147,715	8,936
Distributions to Shareholders—
From and/or excess of net investment income:
Institutional Shares	(9,987)	(6,023)
Class A Shares	(1,943)	(1,859)
Interfund Shares	—	—
Change in net assets resulting from distributions to shareholders	(11,930)	(7,882)
Change in net assets resulting from capital transactions	(31,574,941)	(17,947,325)
Change in net assets	(31,439,156)	(17,946,271)
Net Assets
Beginning of year	74,082,069	92,028,340
End of year	$42,642,913	$74,082,069

Accumulated net investment income (loss) included in net assets at end of year	$821	$849
Capital Transactions:
Institutional Shares
Shares sold	$48,819,060	$56,902,494
Dividends reinvested	—	—
Shares redeemed	(80,775,213)	(72,732,681)
Total Institutional Shares	(31,956,153)	(15,830,187)
Class A Shares
Shares sold	46,641,548	56,740,268
Dividends reinvested	295	347
Shares redeemed	(46,260,631)	(58,857,753)
Total Class A Shares	381,212	(2,117,138)
Interfund Shares
Shares sold	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from capital transactions	$(31,574,941)	$(17,947,325)
Share Transactions:
Institutional Shares
Shares sold	48,819,060	56,902,494
Dividends reinvested	—	—
Shares redeemed	(80,775,213)	(72,732,681)
Total Institutional Shares	(31,956,153)	(15,830,187)
Class A Shares
Shares sold	46,641,548	56,740,268
Dividends reinvested	295	347
Shares redeemed	(46,260,631)	(58,857,753)
Total Class A Shares	381,212	(2,117,138)
Interfund Shares
Shares sold	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from share transactions	(31,574,941)	(17,947,325)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$35,029	$40,429	$13,335	$14,396	$509,465	$28,830
(5,589)	(163,708)	(2,249)	(1,213)	12,943	67
—	—	297,246	—	—	—
29,440	(123,279)	308,332	13,183	522,408	28,897

(20,085)	(23,192)	(5,265)	(6,202)	(509,465)	(28,863)
(12,528)	(10,010)	(8,246)	(8,065)	—	—
—	(7,157)	—	—	—	—
(32,613)	(40,359)	(13,511)	(14,267)	(509,465)	(28,863)
(1,237,126)	(87,148,541)	(8,484,370)	(13,261,003)	261,787,108	511,287,647
(1,240,299)	(87,312,179)	(8,189,549)	(13,262,087)	261,800,051	511,287,681

346,611,877	433,924,056	131,807,591	145,069,678	846,195,481	334,907,800
$345,371,578	$346,611,877	$123,618,042	$131,807,591	$1,107,995,532	$846,195,481

$2,486	$70	$(47)	$129	$(105)	$(105)

$412,318,400	$716,193,750	$109,688,035	$123,063,456	$3,317,558,574	$1,109,564,739
584	503	15	15	8,224	—
(444,458,996)	(737,240,395)	(103,661,400)	(125,995,370)	(3,077,720,457)	(623,958,239)
(32,140,012)	(21,046,142)	6,026,650	(2,931,899)	239,846,341	485,606,500

174,740,334	287,718,828	142,682,502	130,273,917	516,442,279	265,702,247
9,547	7,974	3,354	4,139	—	—
(143,846,995)	(279,941,190)	(157,196,876)	(140,607,160)	(494,501,512)	(240,021,100)
30,902,886	7,785,612	(14,511,020)	(10,329,104)	21,940,767	25,681,147

—	403,044,413	—	—	—	—
—	(476,932,424)	—	—	—	—
—	(73,888,011)	—	—	—	—
$(1,237,126)	$(87,148,541)	$(8,484,370)	$(13,261,003)	$261,787,108	$511,287,647

412,318,400	716,193,750	109,688,035	123,063,456	3,317,558,574	1,109,564,739
584	503	15	15	8,224	—
(444,458,996)	(737,206,459)	(103,661,400)	(125,995,370)	(3,077,720,457)	(623,958,239)
(32,140,012)	(21,012,206)	6,026,650	(2,931,899)	239,846,341	485,606,500

174,740,334	287,718,828	142,682,502	130,273,917	516,442,279	265,702,247
9,547	7,974	3,354	4,139	—	—
(143,846,995)	(279,926,202)	(157,196,876)	(140,607,160)	(494,501,512)	(240,021,699)
30,902,886	7,800,600	(14,511,020)	(10,329,104)	21,940,767	25,680,548

—	402,995,491	—	—	—	—
—	(476,932,423)	—	—	—	—
—	(73,936,932)	—	—	—	—
(1,237,126)	(87,148,538)	(8,484,370)	(13,261,003)	261,787,108	511,287,048

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Disciplined Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$929,389	$950,914
Net realized gain (loss) on investments, options and foreign currency transactions	1,896,131	(9,341,311)
Net change in unrealized appreciation of investments, options and foreign currency transactions	9,188,587	8,777,939
Net increase in net assets resulting from operations	12,014,107	387,542
Distributions to Shareholders—
From and/or excess of net investment income:
Institutional Shares	(886,275)	(892,663)
Class A Shares	(34,211)	(57,785)
From net realized gain on investments:
Institutional Shares	—	—
Class A Shares	—	—
From return of capital:
Institutional Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	(920,486)	(950,448)
Change in net assets resulting from capital transactions	(7,241,235)	23,594,794
Change in net assets	3,852,386	23,031,888
Net Assets
Beginning of year	93,986,887	70,954,999
End of year	$97,839,273	$93,986,887

Accumulated net investment income (loss) included in net assets at end of year	$15,902	$466
Capital Transactions:
Institutional Shares
Shares sold	$20,186,582	$41,393,993
Shares issued in connection with merger	—	—
Dividends reinvested	276,178	218,645
Shares redeemed	(24,890,791)	(20,003,257)
Total Institutional Shares	(4,428,031)	21,609,381
Class A Shares
Shares sold	1,260,489	3,540,272
Shares issued in connection with merger	—	—
Dividends reinvested	25,901	48,941
Shares redeemed	(4,099,594)	(1,603,800)
Total Class A Shares	(2,813,204)	1,985,413
Net change resulting from capital transactions	$(7,241,235)	$23,594,794
Share Transactions:
Institutional Shares
Shares sold	1,946,910	4,144,406
Shares issued in connection with merger	—	—
Dividends reinvested	25,431	22,494
Shares redeemed	(2,386,466)	(2,007,308)
Total Institutional Shares	(414,125)	2,159,592
Class A Shares
Shares sold	122,055	355,559
Shares issued in connection with merger	—	—
Dividends reinvested	2,389	5,040
Shares redeemed	(395,410)	(161,132)
Total Class A Shares	(270,966)	199,467
Net change resulting from share transactions	(685,091)	2,359,059

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund		Huntington Global Select Markets Fund		Huntington International Equity Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$7,986,962	$6,094,569	$127,687	$165,335	$3,417,753	$3,675,063
35,535,585	8,251,736	(324,862)	(1,659,321)	21,754,009	51,936
1,470,626	2,647,533	1,973,884	5,612,636	29,677,939	33,598,528
44,993,173	16,993,838	1,776,709	4,118,650	54,849,701	37,325,527

(5,035,169)	(5,565,125)	(529,326)	(159,357)	(3,043,853)	(4,653,459)
(1,627,730)	(1,525,931)	(7,478)	(642)	(80,001)	(125,919)

(5,849,039)	—	—	—	(4,671,842)	—
(2,279,917)	—	—	—	(157,047)	—

—	—	—	—	—	(94,060)
—	—	—	—	—	(2,989)
(14,791,855)	(7,091,056)	(536,804)	(159,999)	(7,952,743)	(4,876,427)
127,685,483	37,745,146	(12,907,472)	(4,258,786)	(41,960,648)	(2,006,776)
157,886,801	47,647,928	(11,667,567)	(300,135)	4,936,310	30,442,324

192,288,430	144,640,502	39,111,785	39,411,920	294,466,176	264,023,852
$350,175,231	$192,288,430	$27,444,218	$39,111,785	$299,402,486	$294,466,176

$1,142,625	$(43,141)	$(88,846)	$(107,164)	$(31,321)	$(46,740)

$40,456,341	$40,172,943	$9,210,782	$10,312,738	$48,944,666	$52,256,824
122,033,458	—	—	—	—	—
6,373,492	3,233,036	217,928	84,555	3,092,823	1,568,036
(59,373,034)	(23,219,956)	(22,325,770)	(14,476,689)	(93,420,436)	(55,721,464)
109,490,257	20,186,023	(12,897,060)	(4,079,396)	(41,382,947)	(1,896,604)

19,935,672	22,580,560	794,702	67,677	1,677,074	1,968,828
7,139,788	—	—	—	—	—
3,369,466	1,291,922	7,171	580	187,323	106,396
(12,249,700)	(6,313,359)	(812,285)	(247,647)	(2,442,098)	(2,185,396)
18,195,226	17,559,123	(10,412)	(179,390)	(577,701)	(110,172)
$127,685,483	$37,745,146	$(12,907,472)	$(4,258,786)	$(41,960,648)	$(2,006,776)

3,904,476	4,271,135	870,663	1,026,696	3,973,268	4,794,798
11,740,025	—	—	—	—	—
613,138	343,572	20,815	8,241	240,874	139,629
(5,660,506)	(2,461,311)	(2,121,108)	(1,440,815)	(7,578,394)	(5,136,796)
10,597,133	2,153,396	(1,229,630)	(405,878)	(3,364,252)	(202,369)

1,915,390	2,403,076	74,929	6,708	137,388	185,750
687,211	—	—	—	—	—
324,156	137,278	686	57	14,692	9,542
(1,172,718)	(669,608)	(75,917)	(24,303)	(201,540)	(204,547)
1,754,039	1,870,746	(302)	(17,538)	(49,460)	(9,255)
12,351,172	4,024,142	(1,229,932)	(423,416)	(3,413,712)	(211,624)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Real Strategies Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$1,821,476	$1,491,924
Net realized gain (loss) on investments, options and foreign currency transactions	(2,801,755)	1,868,940
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	9,395,865	1,336,944
Net increase (decrease) in net assets resulting from operations	8,415,586	4,697,808
Distributions to Shareholders—
From and/or excess of net investment income:
Institutional Shares	(801,086)	(1,285,857)
Class A Shares	(15,687)	(24,146)
From net realized gain on investments:
Institutional Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	(816,773)	(1,310,003)
Change in net assets resulting from capital transactions	(14,126,862)	597,559
Change in net assets	(6,528,049)	3,985,364
Net Assets
Beginning of year	98,464,846	94,479,482
End of year	$91,936,797	$98,464,846

Accumulated net investment income (loss) included in net assets at end of year	$558,170	$(991,906)
Capital Transactions:
Institutional Shares
Shares sold	$15,451,545	$20,221,413
Shares issued in connection with merger	—	—
Dividends reinvested	278,838	408,815
Shares redeemed	(29,861,048)	(20,138,159)
Total Institutional Shares	(14,130,665)	492,069
Class A Shares
Shares sold	678,375	600,612
Shares issued in connection with merger	—	—
Dividends reinvested	13,943	20,226
Shares redeemed	(688,515)	(515,348)
Total Class A Shares	3,803	105,490
Net change resulting from capital transactions	$(14,126,862)	$597,559
Share Transactions:
Institutional Shares
Shares sold	2,045,251	2,703,233
Shares issued in connection with merger	—	—
Dividends reinvested	35,887	56,002
Shares redeemed	(3,921,276)	(2,713,598)
Total Institutional Shares	(1,840,138)	45,637
Class A Shares
Shares sold	90,158	80,216
Shares issued in connection with merger	—	—
Dividends reinvested	1,792	2,771
Shares redeemed	(90,582)	(70,324)
Total Class A Shares	1,368	12,663
Net change resulting from share transactions	(1,838,770)	58,300

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund		Huntington Situs Fund		Huntington Fixed Income Securities Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$(16,144)	$259,951	$(253,579)	$771,815	$6,732,687	$7,583,694
2,844,617	8,738,402	30,069,243	6,492,516	1,934,908	3,821,523
4,274,116	(6,562,094)	42,722,995	37,169,548	(16,090,138)	777,910
7,102,589	2,436,259	72,538,659	44,433,879	(7,422,543)	12,183,127

—	(758,865)	(63,694)	(325,001)	(6,547,205)	(7,395,799)
—	(39,134)	—	—	(185,384)	(187,895)

(1,981,142)	(4,850,052)	(10,208,103)	(5,957,785)	(2,417,639)	(2,812,485)
(283,137)	(309,983)	(2,767,773)	(901,370)	(74,179)	(87,923)
(2,264,279)	(5,958,034)	(13,039,570)	(7,184,156)	(9,224,407)	(10,484,102)
(21,332,839)	6,656,674	133,374,681	(4,551,643)	(55,425,097)	10,923,774
(16,494,529)	3,134,899	192,873,770	32,698,080	(72,072,047)	12,622,799

40,552,466	37,417,567	221,241,822	188,543,742	311,946,363	299,323,564
$24,057,937	$40,552,466	$414,115,592	$221,241,822	$239,874,316	$311,946,363

$(231)	$10,846	$154,571	$235,461	$(38,085)	$(19,968)

$2,299,319	$6,366,986	$63,734,270	$35,261,454	$60,703,646	$89,501,492
—	—	110,849,711	—	—	—
1,195,475	3,965,424	5,392,478	2,781,390	4,555,303	4,976,640
(25,369,509)	(3,795,494)	(82,175,365)	(44,258,695)	(118,939,213)	(84,907,102)
(21,874,715)	6,536,916	97,801,094	(6,215,851)	(53,680,264)	9,571,030

697,250	404,293	42,800,605	11,402,172	1,786,109	3,201,216
—	—	10,770,013	—	—	—
280,748	345,792	2,178,445	718,866	228,963	236,380
(436,122)	(630,327)	(20,175,476)	(10,456,830)	(3,759,905)	(2,084,852)
541,876	119,758	35,573,587	1,664,208	(1,744,833)	1,352,744
$(21,332,839)	$6,656,674	$133,374,681	$(4,551,643)	$(55,425,097)	$10,923,774

201,950	565,034	2,445,645	1,603,245	2,734,790	3,926,861
—	—	4,035,610	—	—	—
103,774	374,798	196,806	121,716	207,649	218,067
(2,184,471)	(316,263)	(3,076,833)	(2,010,143)	(5,403,604)	(3,719,536)
(1,878,747)	623,569	3,601,228	(285,182)	(2,461,165)	425,392

59,537	33,519	1,708,512	525,642	79,986	139,993
—	—	403,763	—	—	—
24,649	32,970	81,866	32,367	10,436	10,361
(37,586)	(52,598)	(786,187)	(486,707)	(170,571)	(91,472)
46,600	13,891	1,407,954	71,302	(80,149)	58,882
(1,832,147)	637,460	5,009,182	(213,880)	(2,541,314)	484,274

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Intermediate Government Income Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$1,910,253	$2,558,582
Net realized gain (loss) on investments, options and foreign currency transactions	371,630	538,950
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	(5,195,609)	(645,661)
Net increase (decrease) in net assets resulting from operations	(3,285,356)	2,451,871
Distributions to Shareholders—
From and/or excess of net investment income:
Institutional Shares	(2,035,861)	(2,679,518)
Class A Shares	(80,657)	(91,998)
From net realized gain on investments:
Institutional Shares	(101,838)	(119,827)
Class A Shares	(5,211)	(5,540)
Change in net assets resulting from distributions to shareholders	(2,223,567)	(2,896,883)
Change in net assets resulting from capital transactions	(36,723,550)	(17,016,952)
Change in net assets	(42,232,473)	(17,461,964)
Net Assets
Beginning of year	121,518,664	138,980,628
End of year	$79,286,191	$121,518,664

Accumulated net investment income (loss) included in net assets at end of year	$214,024	$189,037
Capital Transactions:
Institutional Shares
Shares sold	$10,135,736	$23,029,934
Dividends reinvested	941,551	1,394,820
Shares redeemed	(46,984,559)	(41,870,812)
Total Institutional Shares	(35,907,272)	(17,446,058)
Class A Shares
Shares sold	1,080,939	1,630,219
Dividends reinvested	76,021	81,811
Shares redeemed	(1,973,238)	(1,282,924)
Total Class A Shares	(816,278)	429,106
Net change resulting from capital transactions	$(36,723,550)	$(17,016,952)
Share Transactions:
Institutional Shares
Shares sold	931,394	2,068,338
Dividends reinvested	87,263	125,215
Shares redeemed	(4,381,850)	(3,754,805)
Total Institutional Shares	(3,363,193)	(1,561,252)
Class A Shares
Shares sold	99,293	146,311
Dividends reinvested	7,047	7,344
Shares redeemed	(182,589)	(115,206)
Total Class A Shares	(76,249)	38,449
Net change resulting from share transactions	(3,439,442)	(1,522,803)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$1,072,691	$1,974,167	$920,465	$1,066,186	$1,643,437	$2,683,509
3,306,403	2,666,137	(174,118)	1,310,617	1,642,410	1,265,862
(5,487,760)	(1,286,525)	(2,594,764)	(236,909)	(3,719,409)	(40,547)
(1,108,666)	3,353,779	(1,848,417)	2,139,894	(433,562)	3,908,824

(1,547,481)	(2,535,226)	(864,809)	(1,012,511)	(1,581,767)	(2,576,124)
(91,462)	(106,188)	(55,656)	(53,675)	(61,670)	(107,385)

(2,572,946)	(491,462)	(319,631)	(978,245)	(1,148,064)	—
(182,721)	(31,853)	(29,324)	(63,005)	(67,589)	—
(4,394,610)	(3,164,729)	(1,269,420)	(2,107,436)	(2,859,090)	(2,683,509)
(12,312,803)	(30,102,651)	(23,842,084)	230,660	(79,719,631)	(27,238,642)
(17,816,079)	(29,913,601)	(26,959,921)	263,118	(83,012,283)	(26,013,327)

78,618,899	108,532,500	54,032,408	53,769,290	198,927,904	224,941,231
$60,802,820	$78,618,899	$27,072,487	$54,032,408	$115,915,621	$198,927,904

$21,212	$(5,207)	$—	$—	$—	$—

$15,258,183	$22,299,497	$6,622,779	$15,045,712	$25,887,713	$68,828,660
801,714	1,094,220	73,096	165,244	265,841	662,525
(28,167,392)	(53,882,025)	(29,949,760)	(15,321,574)	(101,775,388)	(98,661,516)
(12,107,495)	(30,488,308)	(23,253,885)	(110,618)	(75,621,834)	(29,170,331)

904,838	1,439,782	517,282	831,863	621,142	4,842,752
255,405	125,643	68,026	93,631	126,611	105,494
(1,365,551)	(1,179,768)	(1,173,507)	(584,216)	(4,845,550)	(3,016,557)
(205,308)	385,657	(588,199)	341,278	(4,097,797)	1,931,689
$(12,312,803)	$(30,102,651)	$(23,842,084)	$230,660	$(79,719,631)	$(27,238,642)

1,666,744	2,389,996	306,923	680,696	1,291,552	3,405,258
92,332	117,258	3,466	7,478	13,329	32,779
(3,110,548)	(5,751,919)	(1,429,349)	(691,230)	(5,080,199)	(4,879,412)
(1,351,472)	(3,244,665)	(1,118,960)	(3,056)	(3,775,318)	(1,441,375)

97,914	153,113	23,958	37,704	30,864	239,572
29,249	13,420	3,239	4,241	6,357	5,217
(149,147)	(125,517)	(55,438)	(26,431)	(240,563)	(149,321)
(21,984)	41,016	(28,241)	15,514	(203,342)	95,468
(1,373,456)	(3,203,649)	(1,147,201)	12,458	(3,978,660)	(1,345,907)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Balanced Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$147,860	$199,849
Net realized gain on investments	956,335	1,945,715
Net change in unrealized appreciation/depreciation of investments	1,379,630	(96,551)
Net increase in net assets resulting from operations	2,483,825	2,049,013
Distributions to Shareholders—
From and/or excess of net investment income:
Class A Shares	(422,243)	(195,879)
From net realized gain on investments:
Class A Shares	(703,395)	(1,634,017)
Change in net assets resulting from distributions to shareholders	(1,125,638)	(1,829,896)
Change in net assets resulting from capital transactions	1,515,104	(9,669,159)
Change in net assets	2,873,291	(9,450,042)
Net Assets
Beginning of year	18,191,875	27,641,917
End of year	$21,065,166	$18,191,875

Accumulated net investment income included in net assets at end of year	$2,451	$697
Capital Transactions:
Class A Shares
Shares sold	$5,791,160	$4,756,802
Dividends reinvested	1,076,050	1,725,282
Shares redeemed	(5,352,106)	(16,151,243)
Total Class A Shares	1,515,104	(9,669,159)
Net change resulting from capital transactions	$1,515,104	$(9,669,159)
Share Transactions:
Class A Shares
Shares sold	499,181	401,594
Dividends reinvested	92,476	156,281
Shares redeemed	(457,940)	(1,341,396)
Total Class A Shares	133,717	(783,521)
Net change resulting from share transactions	133,717	(783,521)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund		Huntington Growth Allocation Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$45,282	$84,147	$91,466	$125,886
198,151	847,999	1,082,855	1,993,339
(121,437)	(405,122)	1,315,911	59,471
121,996	527,024	2,490,232	2,178,696

(69,332)	(84,937)	(351,136)	(127,525)

(160,338)	(858,976)	(854,665)	(1,685,603)
(229,670)	(943,913)	(1,205,801)	(1,813,128)
(981,162)	(10,360,220)	634,162	(8,793,409)
(1,088,836)	(10,777,109)	1,918,593	(8,427,841)

4,767,180	15,544,289	13,190,458	21,618,299
$3,678,344	$4,767,180	$15,109,051	$13,190,458

$1,357	$—	$4,042	$—

$3,928,019	$2,358,583	$4,369,361	$4,045,897
213,381	875,337	1,168,868	1,747,429
(5,122,562)	(13,594,140)	(4,904,067)	(14,586,735)
(981,162)	(10,360,220)	634,162	(8,793,409)
$(981,162)	$(10,360,220)	$634,162	$(8,793,409)

427,116	215,570	367,995	332,783
23,929	94,671	98,722	160,209
(557,457)	(1,237,186)	(408,620)	(1,167,770)
(106,412)	(926,945)	58,097	(674,778)
(106,412)	(926,945)	58,097	(674,778)

Annual Shareholder Report

Financial Highlights	Money Market Funds
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON TAX-FREE MONEY MARKET FUND
Institutional Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
HUNTINGTON MONEY MARKET FUND
Institutional Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, end of year (000 omitted)

$1.00	0.10%	0.78%	0.12%	0.89%	$76,805
$1.00	0.01%	0.44%	0.01%	0.89%	$66,919
$1.00	0.01%	0.30%	0.01%	0.92%	$73,147
$1.00	0.01%	0.22%	0.01%	0.93%	$57,317
$1.00	0.02%	0.16%	0.02%	0.94%	$25,458

$1.00	0.03%	0.87%	0.03%	1.15%	$21,709
$1.00	0.01%	0.45%	0.01%	1.16%	$15,539
$1.00	0.01%	0.30%	0.01%	1.17%	$18,882
$1.00	0.01%	0.22%	0.01%	1.18%	$16,765
$1.00	0.01%	0.16%	0.01%	1.19%	$17,185

$1.00	0.01%	0.45%	0.02%	0.87%	$260,720
$1.00	0.01%	0.31%	0.01%	0.88%	$214,981
$1.00	0.01%	0.24%	0.01%	0.84%	$262,067
$1.00	0.01%	0.23%	0.01%	0.86%	$240,924
$1.00	0.01%	0.12%	0.01%	0.84%	$208,783

$1.00	0.01%	0.42%	0.01%	1.12%	$135,260
$1.00	0.01%	0.32%	0.01%	1.13%	$134,974
$1.00	0.01%	0.24%	0.01%	1.09%	$97,936
$1.00	0.01%	0.23%	0.01%	1.11%	$105,688
$1.00	0.01%	0.12%	0.01%	1.09%	$136,589

Annual Shareholder Report

Financial Highlights (Continued)	Money Market Funds (Continued)
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Institutional Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Institutional Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2013	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
Class A Shares
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
2012	$1.00	—	(2)	—	(2)	—	(2)	—		—		—
2013	$1.00	—		—	(2)	—	(2)	—		—		—
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	Rounds to less than 0.005%.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, end of year (000 omitted)

$1.00	0.12%	0.78%	0.14%		0.89%	$142,956
$1.00	0.01%	0.42%	0.01%		0.88%	$81,023
$1.00	0.01%	0.28%	0.01%		0.84%	$61,212
$1.00	0.01%	0.20%	0.01%		0.88%	$58,279
$1.00	0.01%	0.15%	0.01%		0.88%	$64,439

$1.00	0.02%	0.82%	0.02%		1.14%	$112,048
$1.00	0.01%	0.41%	0.01%		1.12%	$117,109
$1.00	0.01%	0.28%	0.01%		1.09%	$83,858
$1.00	0.01%	0.20%	0.01%		1.13%	$73,528
$1.00	0.01%	0.15%	0.01%		1.13%	$59,179

$1.00	0.01%	0.20%	0.01%		0.79%	$261,263
$1.00	0.01%	0.15%	0.01%		0.76%	$312,870
$1.00	0.01%	0.07%	0.01%		0.74%	$251,704
$1.00	0.01%	0.09%	0.01%		0.74%	$737,310
$1.00	0.04%	0.04%	0.04%		0.69%	$977,168

$1.00	0.01%	0.20%	0.01%		1.03%	$54,935
$1.00	0.01%	0.15%	0.01%		1.01%	$74,845
$1.00	0.01%	0.07%	0.01%		0.99%	$83,204
$1.00	—%	0.09%	—	%(3)	0.99%	$108,885
$1.00	—%	0.08%	—%		0.94%	$130,827

Annual Shareholder Report

Financial Highlights (Continued)	Equity Funds
(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON DISCIPLINED EQUITY FUND
Institutional Shares
2011(4)	$10.00	0.04	(0.19)	(0.15)	(0.04)	—	—	(0.04)
2012	$9.81	0.10	(0.01)	0.09	(0.10)	—	—	(0.10)
2013	$9.80	0.11	1.18	1.29	(0.11)	—	—	(0.11)
Class A Shares
2011(4)	$10.00	0.02	(0.19)	(0.17)	(0.04)	—	—	(0.04)
2012	$9.79	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)
2013	$9.78	0.09	1.17	1.26	(0.07)	—	—	(0.07)
HUNTINGTON DIVIDEND CAPTURE FUND
Institutional Shares
2009	$6.57	0.29	1.31	1.60	(0.29)	—	(0.02)	(0.31)
2010	$7.86	0.25	0.83	1.08	(0.25)	—	—	(0.25)
2011	$8.69	0.30	0.22	0.52	(0.30)	—	—	(0.30)
2012	$8.91	0.33	0.63	0.96	(0.38)	—	—	(0.38)
2013	$9.49	0.36	1.60	1.96	(0.32)	(0.39)	—	(0.71)
Class A Shares
2009	$6.57	0.27	1.31	1.58	(0.27)	—	(0.02)	(0.29)
2010	$7.86	0.23	0.83	1.06	(0.23)	—	—	(0.23)
2011	$8.69	0.28	0.21	0.49	(0.28)	—	—	(0.28)
2012	$8.90	0.30	0.65	0.95	(0.36)	—	—	(0.36)
2013	$9.49	0.34	1.59	1.93	(0.30)	(0.39)	—	(0.69)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Reflects operations for the period from August 1, 2011 (commencement of operations) to December 31, 2011.
(5)	Not Annualized.
(6)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$9.81	(1.50	)%(5)	1.20	%(6)	0.98	%(6)	1.33	%(6)	$65,294	3	%(5)
$9.80	0.91%		1.20%		1.07%		1.23%		$86,382	9%
$10.98	13.13%		1.18%		0.96%		1.19%		$92,281	45%

$9.79	(1.73	)%(5)	1.45	%(6)	0.72	%(6)	1.58	%(6)	$5,661	3	%(5)
$9.78	0.67%		1.45%		0.82%		1.48%		$7,605	9%
$10.97	12.87%		1.43%		0.71%		1.44%		$5,558	45%

$7.86	25.24%		1.41%		4.37%		1.41%		$74,593	99%
$8.69	13.99%		1.40%		3.05%		1.40%		$100,622	115%
$8.91	6.03%		1.36%		3.40%		1.36%		$117,798	143%
$9.49	10.87%		1.21%		3.55%		1.36%		$145,946	109%
$10.74	21.14%		0.89%		3.59%		1.33%		$278,917	130%

$7.86	24.93%		1.66%		4.10%		1.66%		$5,473	99%
$8.69	13.72%		1.64%		2.82%		1.64%		$17,784	115%
$8.90	5.65%		1.61%		3.19%		1.61%		$26,843	143%
$9.49	10.72%		1.46%		3.37%		1.61%		$46,343	109%
$10.73	20.74%		1.14%		3.32%		1.58%		$71,258	130%

Annual Shareholder Report

Financial Highlights (Continued)	Equity Funds (Continued)
(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital		Total distributions
HUNTINGTON GLOBAL SELECT MARKETS FUND
Institutional Shares
2009(4)	$10.00	—	(5)	— (5)	— (5)	—	—	—		—
2010	$10.00	0.03		1.55	1.58	(0.11)	—	(0.01)		(0.12)
2011	$11.46	0.08		(1.99)	(1.91)	(0.05)	(0.14)	—		(0.19)
2012	$9.36	0.04		0.97	1.01	(0.04)	—	—		(0.04)
2013	$10.33	0.04		0.58	0.62	(0.21)	—	—		(0.21)
Class A Shares
2009(4)	$10.00	—	(5)	— (5)	— (5)	—	—	—		—
2010	$10.00	0.01		1.53	1.54	(0.09)	—	(0.02)		(0.11)
2011	$11.43	0.04		(1.97)	(1.93)	— (5)	(0.14)	—		(0.14)
2012	$9.36	0.01		0.97	0.98	(0.02)	—	—		(0.02)
2013	$10.32	0.01		0.59	0.60	(0.19)	—	—		(0.19)
HUNTINGTON INTERNATIONAL EQUITY FUND
Institutional Shares
2009	$8.22	0.17		2.52	2.69	(0.10)	(0.02)	—		(0.12)
2010	$10.79	0.13		0.70	0.83	(0.09)	—	—		(0.09)
2011	$11.53	0.15		(1.47)	(1.32)	(0.12)	—	—		(0.12)
2012	$10.09	0.14		1.30	1.44	(0.19)	—	—	(5)	(0.19)
2013	$11.34	0.15		2.14	2.29	(0.14)	(0.21)	—		(0.35)
Class A Shares
2009	$8.16	0.13		2.51	2.64	(0.06)	(0.02)	—		(0.08)
2010	$10.72	0.08		0.73	0.81	(0.08)	—	—		(0.08)
2011	$11.45	0.13		(1.47)	(1.34)	(0.09)	—	—		(0.09)
2012	$10.02	0.12		1.28	1.40	(0.16)	—	—	(5)	(0.16)
2013	$11.26	0.11		2.13	2.24	(0.11)	(0.21)	—		(0.32)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Reflects operations for the period from December 30, 2009 (commencement of operations) to December 31, 2009.
(5)	Amount is less than $0.005.
(6)	Not Annualized.
(7)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$10.00	—	%(6)	1.83	%(7)	(1.46	)%(7)	1.83	%(7)	$1	—	%(6)
$11.46	15.85%		1.90%		0.40%		2.19%		$41,116	45%
$9.36	(16.67)%		1.79%		0.71%		1.79%		$38,871	110%
$10.33	10.82%		1.90%		0.40%		1.90%		$38,696	97%
$10.74	6.08%		1.87%		0.40%		2.01%		$27,015	156%

$10.00	—	%(6)	2.19	%(7)	(2.92	)%(7)	2.19	%(7)	$1	—	%(6)
$11.43	15.38%		2.16%		0.20%		2.44%		$860	45%
$9.36	(16.80)%		2.04%		0.48%		2.04%		$541	110%
$10.32	10.43%		2.15%		0.09%		2.15%		$416	97%
$10.73	5.87%		2.12%		0.06%		2.26%		$429	156%

$10.79	32.84%		1.59%		1.68%		1.59%		$322,427	26%
$11.53	7.72%		1.59%		1.14%		1.59%		$296,797	41%
$10.09	(11.40)%		1.56%		1.28%		1.56%		$255,832	39%
$11.34	14.28%		1.58%		1.32%		1.58%		$285,361	25%
$13.28	20.32%		1.55%		1.15%		1.55%		$289,399	62%

$10.72	32.45%		1.84%		1.28%		1.84%		$7,547	26%
$11.45	7.54%		1.84%		0.86%		1.84%		$10,631	41%
$10.02	(11.67)%		1.81%		1.03%		1.81%		$8,192	39%
$11.26	14.00%		1.83%		1.06%		1.83%		$9,105	25%
$13.18	20.01%		1.80%		0.90%		1.80%		$10,004	62%

Annual Shareholder Report

Financial Highlights (Continued)	Equity Funds (Continued)
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON REAL STRATEGIES FUND
Institutional Shares
2009	$4.90	0.04		1.54	1.58	(0.06)	—	(0.06)
2010	$6.42	0.02		1.59	1.61	(0.04)	—	(0.04)
2011	$7.99	0.05		(0.82)	(0.77)	(0.07)	—	(0.07)
2012	$7.15	0.11		0.26	0.37	(0.10)	—	(0.10)
2013	$7.42	0.15		0.55	0.70	(0.07)	—	(0.07)
Class A Shares
2009	$4.92	0.03		1.54	1.57	(0.06)	—	(0.06)
2010	$6.43	0.01		1.59	1.60	(0.03)	—	(0.03)
2011	$8.00	0.03		(0.82)	(0.79)	(0.05)	—	(0.05)
2012	$7.16	0.09		0.26	0.35	(0.08)	—	(0.08)
2013	$7.43	0.13		0.54	0.67	(0.05)	—	(0.05)
HUNTINGTON ROTATING MARKETS FUND
Institutional Shares
2009	$7.73	0.10		2.50	2.60	(0.10)	—	(0.10)
2010	$10.23	0.03		0.59	0.62	— (4)	—	— (4)
2011	$10.85	0.17		0.54	0.71	(0.03)	—	(0.03)
2012	$11.53	0.04		0.69	0.73	(0.21)	(1.60)	(1.81)
2013	$10.45	—	(4)	2.46	2.46	—	(1.17)	(1.17)
Class A Shares
2009	$7.69	0.08		2.48	2.56	(0.07)	—	(0.07)
2010	$10.18	0.01		0.59	0.60	— (4)	—	— (4)
2011	$10.78	0.14		0.53	0.67	— (4)	—	— (4)
2012	$11.45	0.04		0.65	0.69	(0.18)	(1.60)	(1.78)
2013	$10.36	(0.03)		2.45	2.42	—	(1.17)	(1.17)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of year (000 omitted)	Portfolio turnover rate(3)

$6.42	32.33%	1.38%	0.82%	1.38%	$72,641	36%
$7.99	25.09%	1.35%	0.27%	1.35%	$90,813	22%
$7.15	(9.64)%	1.35%	0.66%	1.35%	$92,475	60%
$7.42	5.20%	1.35%	1.54%	1.35%	$96,292	30%
$8.05	9.49%	1.34%	1.93%	1.36%	$89,571	43%

$6.43	31.82%	1.63%	0.64%	1.63%	$1,114	36%
$8.00	24.85%	1.60%	0.03%	1.60%	$2,052	22%
$7.16	(9.88)%	1.60%	0.39%	1.60%	$2,004	60%
$7.43	4.96%	1.60%	1.30%	1.60%	$2,173	30%
$8.05	9.09%	1.59%	1.68%	1.61%	$2,366	43%

$10.23	33.64%	1.19%	1.16%	1.19%	$41,786	230%
$10.85	6.07%	1.19%	0.27%	1.19%	$36,729	250%
$11.53	6.57%	1.21%	1.39%	1.21%	$35,046	2%
$10.45	6.40%	1.18%	0.66%	1.18%	$38,263	105%
$11.74	23.79%	1.32%	(0.03)%	1.32%	$20,951	129%

$10.18	33.32%	1.44%	0.85%	1.44%	$1,937	230%
$10.78	5.90%	1.43%	0.09%	1.43%	$2,600	250%
$11.45	6.26%	1.46%	1.13%	1.46%	$2,371	2%
$10.36	6.07%	1.43%	0.42%	1.43%	$2,290	105%
$11.61	23.61%	1.57%	(0.31)%	1.57%	$3,107	129%

Annual Shareholder Report

Financial Highlights (Continued)	Equity Funds (Continued)
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital		Total distributions
HUNTINGTON SITUS FUND
Institutional Shares
2009	$11.71	0.03	4.27	4.30	(0.01)	(0.03)	(0.02)		(0.06)
2010	$15.95	(0.03)	4.29	4.26	—	—	—		—
2011	$20.21	(0.05)	(0.63)	(0.68)	—	—	—		—
2012	$19.53	0.09	4.60	4.69	(0.04)	(0.74)	—		(0.78)
2013	$23.44	(0.01)	6.60	6.59	(0.01)	(1.27)	—		(1.28)
Class A Shares
2009	$11.49	(0.01)	4.19	4.18	— (4)	(0.03)	—	(4)	(0.03)
2010	$15.64	(0.06)	4.20	4.14	—	—	—		—
2011	$19.78	(0.10)	(0.62)	(0.72)	—	—	—		—
2012	$19.06	0.04	4.48	4.52	—	(0.74)	—		(0.74)
2013	$22.84	(0.07)	6.42	6.35	—	(1.27)	—		(1.27)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of year (000 omitted)	Portfolio turnover rate(3)

$15.95	36.86%	1.38%	0.25%	1.38%	$141,342	25%
$20.21	26.71%	1.36%	(0.16)%	1.36%	$183,311	32%
$19.53	(3.36)%	1.32%	(0.25)%	1.32%	$166,134	18%
$23.44	24.11%	1.35%	0.41%	1.35%	$192,757	11%
$28.75	28.38%	1.30%	(0.05)%	1.33%	$339,983	22%

$15.64	36.52%	1.63%	(0.01)%	1.63%	$16,747	25%
$19.78	26.47%	1.61%	(0.38)%	1.61%	$23,990	32%
$19.06	(3.64)%	1.57%	(0.50)%	1.57%	$22,409	18%
$22.84	23.82%	1.60%	0.17%	1.60%	$28,485	11%
$27.92	28.09%	1.55%	(0.27)%	1.58%	$74,132	22%

Annual Shareholder Report

Financial Highlights (Continued)	Income Funds
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON FIXED INCOME SECURITIES FUND
Institutional Shares
2009	$21.34	0.78	0.34	1.12	(0.78)	(0.06)	(0.84)
2010	$21.62	0.67	0.57	1.24	(0.67)	(0.03)	(0.70)
2011	$22.16	0.60	0.76	1.36	(0.60)	(0.33)	(0.93)
2012	$22.59	0.56	0.33	0.89	(0.56)	(0.21)	(0.77)
2013	$22.71	0.52	(1.06)	(0.54)	(0.52)	(0.22)	(0.74)
Class A Shares
2009	$21.34	0.73	0.34	1.07	(0.73)	(0.06)	(0.79)
2010	$21.62	0.61	0.57	1.18	(0.61)	(0.03)	(0.64)
2011	$22.16	0.55	0.76	1.31	(0.55)	(0.33)	(0.88)
2012	$22.59	0.51	0.33	0.84	(0.51)	(0.21)	(0.72)
2013	$22.71	0.46	(1.06)	(0.60)	(0.46)	(0.22)	(0.68)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Institutional Shares
2009	$10.89	0.35	(0.15)	0.20	(0.35)	—	(0.35)
2010	$10.74	0.31	0.19	0.50	(0.31)	(0.03)	(0.34)
2011	$10.90	0.26	0.28	0.54	(0.27)	(0.02)	(0.29)
2012	$11.15	0.20	(0.02)	0.18	(0.22)	(0.01)	(0.23)
2013	$11.10	0.19	(0.51)	(0.32)	(0.21)	(0.01)	(0.22)
Class A Shares
2009	$10.89	0.32	(0.15)	0.17	(0.32)	—	(0.32)
2010	$10.74	0.28	0.19	0.47	(0.28)	(0.03)	(0.31)
2011	$10.90	0.24	0.26	0.50	(0.24)	(0.02)	(0.26)
2012	$11.14	0.18	(0.01)	0.17	(0.20)	(0.01)	(0.21)
2013	$11.10	0.16	(0.51)	(0.35)	(0.18)	(0.01)	(0.19)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of year (000 omitted)	Portfolio turnover rate(3)

$21.62	5.36%	1.08%	3.62%	1.08%	$229,570	30%
$22.16	5.75%	1.06%	2.99%	1.06%	$283,953	19%
$22.59	6.26%	1.04%	2.70%	1.04%	$291,200	35%
$22.71	3.98%	1.06%	2.44%	1.06%	$302,442	30%
$21.43	(2.41)%	1.04%	2.34%	1.04%	$232,622	22%

$21.62	5.10%	1.33%	3.36%	1.33%	$3,420	30%
$22.16	5.50%	1.30%	2.68%	1.30%	$8,413	19%
$22.59	6.01%	1.29%	2.45%	1.29%	$8,123	35%
$22.71	3.74%	1.31%	2.19%	1.31%	$9,505	30%
$21.43	(2.65)%	1.29%	2.10%	1.29%	$7,252	22%

$10.74	1.86%	1.10%	3.21%	1.10%	$110,761	26%
$10.90	4.64%	1.10%	2.80%	1.10%	$115,470	6%
$11.15	5.05%	1.08%	2.38%	1.08%	$134,149	21%
$11.10	1.68%	1.09%	1.86%	1.09%	$116,280	20%
$10.56	(2.87)%	1.10%	1.75%	1.10%	$75,106	13%

$10.74	1.60%	1.35%	2.93%	1.35%	$2,215	26%
$10.90	4.38%	1.34%	2.50%	1.34%	$4,675	6%
$11.14	4.69%	1.33%	2.13%	1.33%	$4,832	21%
$11.10	1.53%	1.34%	1.60%	1.34%	$5,238	20%
$10.56	(3.13)%	1.35%	1.51%	1.35%	$4,180	13%

Annual Shareholder Report

Financial Highlights (Continued)	Income Funds (Continued)
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON MORTGAGE SECURITIES FUND
Institutional Shares
2009	$8.79	0.29	0.15	0.44	(0.31)	—	(0.31)
2010	$8.92	0.27	0.19	0.46	(0.28)	—	(0.28)
2011	$9.10	0.24	0.21	0.45	(0.29)	—	(0.29)
2012	$9.26	0.16	0.11	0.27	(0.24)	(0.06)	(0.30)
2013	$9.23	0.12	(0.25)	(0.13)	(0.20)	(0.39)	(0.59)
Class A Shares
2009	$8.84	0.27	0.15	0.42	(0.29)	—	(0.29)
2010	$8.97	0.23	0.22	0.45	(0.26)	—	(0.26)
2011	$9.16	0.21	0.22	0.43	(0.27)	—	(0.27)
2012	$9.32	0.15	0.10	0.25	(0.22)	(0.06)	(0.28)
2013	$9.29	0.11	(0.26)	(0.15)	(0.18)	(0.39)	(0.57)
HUNTINGTON OHIO TAX-FREE FUND
Institutional Shares
2009	$20.75	0.59	0.45	1.04	(0.59)	—	(0.59)
2010	$21.20	0.50	(0.11)	0.39	(0.50)	(0.07)	(0.57)
2011	$21.02	0.46	1.08	1.54	(0.46)	(0.16)	(0.62)
2012	$21.94	0.43	0.42	0.85	(0.43)	(0.42)	(0.85)
2013	$21.94	0.42	(1.13)	(0.71)	(0.42)	(0.23)	(0.65)
Class A Shares
2009	$20.74	0.54	0.44	0.98	(0.54)	—	(0.54)
2010	$21.18	0.45	(0.11)	0.34	(0.45)	(0.07)	(0.52)
2011	$21.00	0.40	1.09	1.49	(0.40)	(0.16)	(0.56)
2012	$21.93	0.37	0.42	0.79	(0.37)	(0.42)	(0.79)
2013	$21.93	0.37	(1.13)	(0.76)	(0.37)	(0.23)	(0.60)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of year (000 omitted)	Portfolio turnover rate(2)

$8.92	5.17%	1.11%	3.32%	1.11%	$100,114	24%
$9.10	5.21%	1.11%	2.87%	1.11%	$96,832	6%
$9.26	5.01%	1.11%	2.57%	1.11%	$104,098	22%
$9.23	2.95%	1.11%	1.89%	1.11%	$73,818	26%
$8.51	(1.45)%	1.15%	1.45%	1.15%	$56,562	31%

$8.97	4.85%	1.36%	3.07%	1.36%	$2,629	24%
$9.16	5.03%	1.35%	2.62%	1.35%	$3,910	6%
$9.32	4.71%	1.36%	2.29%	1.36%	$4,434	22%
$9.29	2.68%	1.36%	1.62%	1.36%	$4,801	26%
$8.57	(1.69)%	1.40%	1.21%	1.40%	$4,240	31%

$21.20	5.05%	1.20%	2.80%	1.20%	$42,568	21%
$21.02	1.85%	1.20%	2.36%	1.20%	$48,741	18%
$21.94	7.37%	1.22%	2.13%	1.22%	$50,628	28%
$21.94	3.90%	1.19%	1.92%	1.19%	$50,552	47%
$20.58	(3.25)%	1.24%	2.00%	1.24%	$24,388	27%

$21.18	4.74%	1.45%	2.54%	1.45%	$1,745	21%
$21.00	1.60%	1.45%	2.09%	1.45%	$3,192	18%
$21.93	7.16%	1.47%	1.88%	1.47%	$3,141	28%
$21.93	3.65%	1.44%	1.67%	1.44%	$3,481	47%
$20.57	(3.50)%	1.49%	1.75%	1.49%	$2,684	27%

Annual Shareholder Report

Financial Highlights (Continued)	Income Funds (Continued)
(For a share outstanding throughout each year)

	Net Asset Value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
Institutional Shares
2009	$18.87	0.53	0.91	1.44	(0.53)	—	(0.53)
2010	$19.78	0.40	0.19	0.59	(0.40)	—	(0.40)
2011	$19.97	0.27	0.12	0.39	(0.27)	—	(0.27)
2012	$20.09	0.25	0.11	0.36	(0.25)	—	(0.25)
2013	$20.20	0.20	(0.25)	(0.05)	(0.20)	(0.20)	(0.40)
Class A Shares
2009	$18.87	0.48	0.91	1.39	(0.48)	—	(0.48)
2010	$19.78	0.35	0.20	0.55	(0.35)	—	(0.35)
2011	$19.98	0.22	0.12	0.34	(0.22)	—	(0.22)
2012	$20.10	0.20	0.10	0.30	(0.20)	—	(0.20)
2013	$20.20	0.15	(0.25)	(0.10)	(0.15)	(0.20)	(0.35)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of year (000 omitted)	Portfolio turnover rate(2)

$19.78	7.70%	1.09%	2.67%	1.09%	$149,384	50%
$19.97	2.99%	1.06%	1.97%	1.06%	$196,479	24%
$20.09	1.98%	1.05%	1.35%	1.05%	$215,735	31%
$20.20	1.79%	1.06%	1.22%	1.06%	$187,744	23%
$19.75	(0.25)%	1.06%	1.03%	1.06%	$108,998	24%

$19.78	7.43%	1.33%	2.38%	1.33%	$1,076	50%
$19.98	2.78%	1.30%	1.60%	1.30%	$7,639	24%
$20.10	1.72%	1.30%	1.10%	1.30%	$9,207	31%
$20.20	1.48%	1.31%	0.97%	1.31%	$11,183	23%
$19.75	(0.50)%	1.31%	0.78%	1.31%	$6,917	24%

Annual Shareholder Report

Financial Highlights (Continued)	Asset Allocation Funds
(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON BALANCED ALLOCATION FUND
Class A Shares
2009(4)	$10.00	0.05	0.75	0.80	(0.06)	— (5)	(0.06)
2010	$10.74	0.09	0.88	0.97	(0.09)	(0.05)	(0.14)
2011	$11.57	0.10	(0.13)	(0.03)	(0.10)	(0.11)	(0.21)
2012	$11.33	0.12	0.75	0.87	(0.12)	(1.09)	(1.21)
2013	$10.99	0.09	1.34	1.43	(0.24)	(0.41)	(0.65)
HUNTINGTON CONSERVATIVE ALLOCATION FUND
Class A Shares
2009(4)	$10.00	0.08	0.34	0.42	(0.09)	(0.01)	(0.10)
2010	$10.32	0.17	0.41	0.58	(0.16)	(0.05)	(0.21)
2011	$10.69	0.15	0.11	0.26	(0.15)	(0.08)	(0.23)
2012	$10.72	0.14	0.33	0.47	(0.14)	(1.93)	(2.07)
2013	$9.12	0.07	0.17	0.24	(0.13)	(0.40)	(0.53)
HUNTINGTON GROWTH ALLOCATION FUND
Class A Shares
2009(4)	$10.00	0.04	0.88	0.92	(0.05)	— (5)	(0.05)
2010	$10.87	0.06	1.09	1.15	(0.06)	(0.08)	(0.14)
2011	$11.88	0.07	(0.28)	(0.21)	(0.07)	(0.15)	(0.22)
2012	$11.45	0.11	1.03	1.14	(0.11)	(1.61)	(1.72)
2013	$10.87	0.09	1.95	2.04	(0.30)	(0.73)	(1.03)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Does not include the effect of expenses of underlying funds.
(3)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(4)	Reflects operations for the period from July 31, 2009 (commencement of operations) to December 31, 2009.
(5)	Amount is less than $0.005.
(6)	Not Annualized.
(7)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets(2)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)(3)		Net Assets, end of period (000 omitted)	Portfolio turnover rate

$10.74	8.03	%(6)	0.62	%(7)	1.30	%(7)	0.85	%(7)	$13,336	42	%(6)
$11.57	9.14%		0.59%		0.94%		0.74%		$24,656	26%
$11.33	(0.18)%		0.67%		0.90%		0.80%		$27,642	23%
$10.99	7.79%		0.68%		0.98%		0.89%		$18,192	74%
$11.77	13.14%		0.74%		0.72%		0.93%		$21,065	44%

$10.32	4.13	%(6)	0.72	%(7)	1.91	%(7)	0.86	%(7)	$11,248	32	%(6)
$10.69	5.70%		0.70%		1.60%		0.79%		$14,840	22%
$10.72	2.50%		0.73%		1.43%		0.83%		$15,544	15%
$9.12	4.43%		0.80%		1.11%		1.00%		$4,767	37%
$8.83	2.69%		0.83%		0.90%		1.38%		$3,678	55%

$10.87	9.21	%(6)	0.52	%(7)	1.03	%(7)	0.85	%(7)	$12,923	52	%(6)
$11.88	10.69%		0.51%		0.61%		0.77%		$19,132	29%
$11.45	(1.75)%		0.64%		0.63%		0.84%		$21,618	23%
$10.87	10.01%		0.63%		0.85%		0.95%		$13,190	54%
$11.88	18.75%		0.70%		0.62%		1.02%		$15,109	55%

Annual Shareholder Report

Notes to Financial Statements

December 31, 2013

(1)	Organization

The Huntington Funds (the “Trust”) was organized as a single Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2013, the Trust operated 31 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	Institutional & A
Huntington Money Market Fund (“Money Market Fund”)	Institutional, A & Interfund**
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Institutional & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Institutional & A
Huntington Disciplined Equity Fund (“Disciplined Equity Fund”)	Institutional & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Institutional & A
Huntington Global Select Markets Fund (“Global Select Markets Fund”)	Institutional & A
Huntington International Equity Fund (“International Equity Fund”)	Institutional & A
Huntington Real Strategies Fund (“Real Strategies Fund”)	Institutional & A
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Institutional & A
Huntington Situs Fund (“Situs Fund”)	Institutional & A
Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”)	Institutional & A
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Institutional & A
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Institutional & A
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Institutional & A
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Securities Fund”)	Institutional & A
Huntington Balanced Allocation Fund (“Balanced Allocation Fund”)	A
Huntington Conservative Allocation Fund (“Conservative Allocation Fund”)	A

Funds	Investment Share Classes Offered*
Huntington Growth Allocation Fund (“Growth Allocation Fund”)	A

*	Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price except for the Fixed Income Securities Fund, Intermediate Government Income Fund, Mortgage Securities Fund and Ohio Tax-Free Fund which are 3.75%, and the Short/Intermediate Fixed Income Securities Fund which is 1.50%. The Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and the U.S. Treasury Money Market Fund (collectively the “Money Market Funds”) do not have sales charges on original purchases. Effective December 13, 2013, the Trust Shares were renamed Institutional Shares.
**	As of December 31, 2013, the Interfund shares are available for purchase; however the balance remains zero.

On December 13, 2013, the Dividend Capture Fund acquired all of the assets and assumed all of the liabilities of the Huntington Income Equity Fund (“Income Equity Fund”), and the Situs Fund acquired all of the assets and assumed all of the liabilities of the Huntington Mid Corp America Fund (“Mid Corp America Fund”), pursuant to an agreement and plan of reorganization approved by the Board of Trustees (“Trustees”) on September 26, 2013. The reorganization provides shareholders of the Income Equity Fund and Mid Corp America Fund access to a larger and more diversified portfolio with a similar investment strategy and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 11,740,025 Institutional Class shares of the Dividend Capture Fund (valued at $122,033,458) for 4,864,927 Institutional Class shares of the Income Equity Fund, 687,211 Class A shares of the Dividend Capture Fund (valued at $7,139,788) for 284,482 Class A shares of the Income Equity Fund, each outstanding on December 13, 2013. The investment portfolio of the Income Equity Fund, with a fair value of $135,775,909 and identified cost of $116,543,017 was the principal asset acquired by the Dividend Capture Fund. For financial reporting purposes, assets received and shares issued by the Dividend Capture Fund were recorded at fair value;

Annual Shareholder Report

however, the identified cost of the investments received from the Income Equity Fund was carried forward to align ongoing reporting of the Dividend Capture Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Dividend Capture Fund immediately before the acquisition were $219,941,018. The aggregate net assets of the Income Equity Fund at that date of $129,173,246, including $19,232,892 of unrealized appreciation, were combined with those of the Dividend Capture Fund, resulting in combined aggregate net assets of $349,114,264.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Dividend Capture Fund, the Dividend Capture Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net Investment Income*	$13,373,575
Net Realized and Unrealized Gain on Investments	$56,522,379
Net Increase in Net Assets Resulting From Operations	$69,895,954

*	Net Investment Income includes $17,000 of pro forma additional merger expenses.

The acquisition of the Mid Corp America Fund was accomplished by a tax-free exchange of 4,035,610 Institutional Class shares of the Situs Fund (valued at $110,849,711) for 7,487,682 Institutional Class shares of the Mid Corp America Fund, 403,763 Class A shares of the Situs Fund (valued at $10,770,013) for 762,059 Class A shares of the Mid Corp America Fund, each outstanding on December 13, 2013. The investment portfolio of the Mid Corp America Fund, with a fair value of $129,809,094 and identified cost of $67,758,932 was the principal asset acquired by the Situs Fund. For financial reporting purposes, assets received and shares issued by the Situs Fund were recorded at fair value; however, the identified cost of the investments received from the Mid Corp America Fund was carried forward to align ongoing reporting of the Situs Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Situs Fund immediately before the acquisition were $285,962,001. The aggregate net assets of the Mid Corp America Fund at that date of $121,619,724, including $62,050,185 of unrealized appreciation, were combined with those of the Situs Fund, resulting in combined aggregate net assets of $407,581,725.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Situs Fund, the Situs Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net Investment Income*	$494,199
Net Realized and Unrealized Gain on Investments	$107,710,200
Net Increase in Net Assets Resulting From Operations	$108,204,399

*	Net Investment Income includes $17,000 of pro forma additional merger expenses.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Income Equity Fund and Mid Corp America Fund that have been included in the Dividend Capture and Situs Funds’ accompanying Statements of Operations since December 13, 2013.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

For the Money Market Funds, the Trust attempts to stabilize the NAV per share at $1.00 per share by valuing portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, other than the Money Market Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded which are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except that U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products,

Annual Shareholder Report

management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities. If the movement in the index is greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to fair value its international equity securities, which are then typically categorized as Level 2 in the fair value hierarchy.

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using discounted cash flow models, which the Trustees deem indicative of the estimated fair value of the real estate investments.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013 based on the three levels defined previously:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Tax-Free Money Market Fund
Investment Securities:
Municipal Bonds	$—	$39,264,696	$—	$39,264,696
Cash Equivalents	3,301,225	—	—	3,301,225

Total Investment Securities	3,301,225	39,264,696	—	42,565,921

Money Market Fund
Investment Securities:
U.S. Government Agencies	—	221,527,905	—	221,527,905
U.S. Treasury Obligations	—	128,845,631	—	128,845,631

Total Investment Securities	—	350,373,536	—	350,373,536

Ohio Municipal Money Market Fund
Investment Securities:
Municipal Bonds	—	112,249,457	—	112,249,457
Cash Equivalents	11,244,777	—	—	11,244,777

Total Investment Securities	11,244,777	112,249,457	—	123,494,234

U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	—	607,380,933	—	607,380,933
Repurchase Agreements	—	500,000,000	—	500,000,000

Total Investment Securities	—	1,107,380,933	—	1,107,380,933

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Disciplined Equity Fund
Investment Securities:
Common Stocks	$97,851,101	$—	$—	$97,851,101
Exchange-Traded Funds	394,888	—	—	394,888
Options Purchased	292,500	—	—	292,500
Cash Equivalents	785,772	—	—	785,772

Total Investment Securities	99,324,261	—	—	99,324,261

Other Financial Instruments:*
Written Options	(1,626,432)	—	—	(1,626,432)

Total Investments	97,697,829	—	—	97,697,829

Dividend Capture Fund
Investment Securities:
Common Stocks	258,317,287	—	—	258,317,287
Preferred Stocks	65,046,525	—	—	65,046,525
Exchange-Traded Funds	18,498,950	—	—	18,498,950
Cash Equivalents	3,933,704	—	—	3,933,704
Short-Term Securities Held as Collateral for Securities	39,139,850	—	—	39,139,850

Total Investment Securities	384,936,316	—	—	384,936,316

Other Financial Instruments:*
Written Options	(125,000)	—	—	(125,000)

Total Investments	384,811,316	—	—	384,811,316

Global Select Markets Fund
Investment Securities:
Common Stocks	26,626,200	—	—	26,626,200
Foreign Government Bonds	—	137,649	—	137,649
Cash Equivalents	772,081	—	—	772,081
Short-Term Securities Held as Collateral for Securities	1,370,319	—	—	1,370,319

Total Investment Securities	28,768,600	137,649	—	28,906,249

International Equity Fund
Investment Securities:
Common Stocks	295,401,940	—	—	295,401,940
Closed-End Fund	3,796,398	—	—	3,796,398
Cash Equivalents	909,438	—	—	909,438
Short-Term Securities Held as Collateral for Securities	19,340,502	—	—	19,340,502

Total Investment Securities	319,448,278	—	—	319,448,278

Real Strategies Fund
Investment Securities:
Common Stocks	73,391,376	—	—	73,391,376
Exchange-Traded Funds	8,697,825	—	—	8,697,825
Real Estate Investments	—	—	4,662,492	4,662,492
Closed-End Fund	2,194,478	—	—	2,194,478
Options Purchased	500	—	—	500
Cash Equivalents	3,182,304	—	—	3,182,304
Short-Term Securities Held as Collateral for Securities	18,714,014	—	—	18,714,014

Total Investment Securities	106,180,497	—	4,662,492	110,842,989

Other Financial Instruments:*
Written Options	(117,000)	—	—	(117,000)

Total Investments	106,063,497	—	4,662,492	110,725,989

Annual Shareholder Report

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Rotating Markets Fund
Investment Securities:
Common Stocks	$22,891,164	$—	$—	$22,891,164
Exchange-Traded Funds	215,873	—	—	215,873
Cash Equivalents	941,036	—	—	941,036
Short-Term Securities Held as Collateral for Securities	1,318,552	—	—	1,318,552

Total Investment Securities	25,366,625	—	—	25,366,625

Situs Fund
Investment Securities:
Common Stocks	397,419,176	—	—	397,419,176
Exchange-Traded Funds	1,150,500	—	—	1,150,500
Cash Equivalents	18,125,529	—	—	18,125,529
Short-Term Securities Held as Collateral for Securities	70,459,270	—	—	70,459,270

Total Investment Securities	487,154,475	—	—	487,154,475

Other Financial Instruments:*
Written Options	(735,500)	—	—	(735,500)

Total Investments	486,418,975	—	—	486,418,975

Fixed Income Securities Fund
Investment Securities:
Corporate Bonds	—	184,999,709	—	184,999,709
U.S. Treasury Obligations	—	32,116,252	—	32,116,252
U.S. Government Agencies	—	15,904,518	—	15,904,518
U.S. Government Mortgage Backed Agencies	—	2,405,681	—	2,405,681
Cash Equivalents	3,040,533	—	—	3,040,533

Total Investment Securities	3,040,533	235,426,160	—	238,466,693

Intermediate Government Income Fund
Investment Securities:
U.S. Government Agencies	—	33,224,563	—	33,224,563
U.S. Government Mortgage Backed Agencies	—	26,165,508	—	26,165,508
U.S. Treasury Obligations	—	19,265,777	—	19,265,777
Collateralized Mortgage Obligations	—	1,194,513	—	1,194,513
Cash Equivalents	1,247,164	—	—	1,247,164

Total Investment Securities	1,247,164	79,850,361	—	81,097,525

Mortgage Securities Fund
Investment Securities:
U.S. Government Mortgage Backed Agencies	—	56,899,540	—	56,899,540
U.S. Government Agencies	—	1,373,442	—	1,373,442
Common Stocks	1,958,337	—	—	1,958,337
Collateralized Mortgage Obligations	—	452,498	—	452,498
Cash Equivalents	577,109	—	—	577,109
Short-Term Securities Held as Collateral for Securities	233,950	—	—	233,950

Total Investment Securities	2,769,396	58,725,480	—	61,494,876

Ohio Tax-Free Fund
Investment Securities:
Municipal Bonds	—	27,116,952	—	27,116,952
Cash Equivalents	313,029	—	—	313,029

Total Investment Securities	313,029	27,116,952	—	27,429,981

Short/Intermediate Fixed Income Securities Fund
Investment Securities:
Corporate Bonds	—	106,809,983	—	106,809,983
U.S. Government Agencies	—	6,149,898	—	6,149,898
U.S. Treasury Obligations	—	1,009,375	—	1,009,375
Cash Equivalents	3,179,538	—	—	3,179,538

Total Investment Securities	3,179,538	113,969,256	—	117,148,794

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Balanced Allocation Fund
Investment Securities:
Mutual Funds	$16,310,477	$—	$—	$16,310,477
Exchange-Traded Funds	4,323,993	—	—	4,323,993
Cash Equivalents	386,673	—	—	386,673

Total Investment Securities	21,021,143	—	—	21,021,143

Conservative Allocation Fund
Investment Securities:
Mutual Funds	3,334,255	—	—	3,334,255
Exchange-Traded Funds	268,038	—	—	268,038
Cash Equivalents	53,198	—	—	53,198

Total Investment Securities	3,655,491	—	—	3,655,491

Growth Allocation Fund
Investment Securities:
Mutual Funds	10,644,896	—	—	10,644,896
Exchange-Traded Funds	4,075,710	—	—	4,075,710
Cash Equivalents	269,842	—	—	269,842

Total Investment Securities	14,990,448	—	—	14,990,448

*	Other Financial Instruments are derivative instruments not reflected on the Portfolio of Investments, such as written option contracts.

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end. Transfers from Level 2 to Level 1 indicate that the fair value of international equity securities used at the previous reporting period end did not occur as of the current reporting period end.

The following is a summary of the inputs used to value the Real Strategies Fund’s Level 3 investments as of December 31, 2013:

Type of Assets	Fair Value at 12/31/13	Valuation Techniques	Unobservable Input(s)	Range (weighted average)
Real Estate Investments	$4,662,492	Discounted Cash Flow	Discount Rate	1.3%-24.4%(10.1%)
			Market Cap Rate	7.0%-12.0%(8.4%)

The significant unobservable inputs used in the fair value measurement of Real Strategies Fund’s investments in real estate investments were cash flows and discount and market cap rates. An increase in the cash flows and/or market cap rate or decreases in the discount rate used would increase the value of the investment. A decrease in the cash flows and/or market cap rate or increases in the discount rate used would decrease the value of the investment. Although the changes in the unobservable inputs may significantly change the security’s value, significant and reasonable changes to any of these inputs would not significantly impact the net assets of the Real Strategies Fund.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Real Strategies Fund	Real Estate Investments
Balance as of December 31, 2012	$4,668,985
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	—
Sales	(979,381)
Realized Gain	29,381
Realized Loss	—
Change in unrealized appreciation	943,507

Ending Balance as of December 31, 2013	$4,662,492

Annual Shareholder Report

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed-Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. The Funds did not own any when-issued securities at December 31, 2013.

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—Certain of the Funds may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2013, the Funds did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of Disciplined Equity Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	7,087	$1,271,242
Options written	185,141	14,991,167
Options expired	(48,383)	(3,653,660)
Options closed	(127,583)	(10,753,963)
Options exercised	(7,022)	(887,242)
Outstanding at 12/31/2013	9,240	$967,544

Annual Shareholder Report

Notes to Financial Statements (Continued)

At December 31, 2013 , Disciplined Equity Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
3M Co.	Call		$135	80	$46,200	$(28,773)
Accenture PLC, Class A	Call		80	50	12,600	(7,902)
Altria Group, Inc.	Call		39	35	490	(176)
Bank of New York Mellon Corp./The	Call		34	70	8,785	(4,113)
Baxter International, Inc.	Call		70.0	251	14,935	(2,645)
Berkshire Hathaway, Inc., Class B	Call		120	65	4,355	(1,174)
Broadcom Corp., Class A	Call		29	100	9,800	(4,304)
Caterpillar, Inc.	Call		87.5	110	39,600	(18,454)
Coca-Cola Co./The	Call		40	99	14,207	(6,172)
Comcast Corp., Class A	Call		50	245	58,800	(32,030)
Deere & Company	Call		90	200	40,000	(17,767)
Dow Chemical Co./The	Call		43	100	18,600	(6,904)
Du Pont (E.I.) de Nemours & Co.	Call		62.5	82	22,386	(13,533)
Eaton Corp. PLC	Call		75	220	44,000	(13,452)
EMC Corp.	Call		25	521	21,882	(10,809)
Exxon Mobil Corp.	Call		100	451	92,455	(46,470)
Fifth Third Bancorp	Call		21	600	19,200	(10,821)
General Dynamics Corp.	Call		92.5	55	17,600	(8,637)
General Electric Co.	Call		27	900	109,800	(51,569)
Goldman Sachs Group, Inc./The	Call		175	22	10,010	(1,123)
Google, Inc., Class A	Call		1,090	30	106,500	(53,096)
Illinois Tool Works, Inc.	Call		82.5	50	10,125	(7,017)
Intel Corp.	Call		26	500	26,000	(11,518)
JPMorgan Chase & Co.	Call		57.5	455	92,365	(8,269)
McDonald’s Corp.	Call		97.5	110	7,040	11,314
Medtronic, Inc.	Call		57.5	250	16,750	2,491
Merck & Co., Inc.	Call		50	320	28,280	(8,972)
MetLife, Inc.	Call		50	298	119,200	(40,838)
Mondelez International, Inc., Class A	Call		35	193	13,606	(5,314)
Morgan Stanley	Call		31	300	28,950	8,301
Oracle Corp.	Call		36	391	89,343	(43,608)
Phillips 66	Call		72.5	128	64,000	(32,389)
Praxair, Inc.	Call		130	154	22,330	(11,462)
QUALCOMM, Inc.	Call		72.5	185	39,220	(3,115)
Texas Instruments, Inc.	Call		43	100	12,050	(4,454)
United Parcel Service, Inc., Class B	Call		105	100	12,100	(4,540)
United Technologies Corp.	Call		110	100	41,000	(19,504)
U.S. Bancorp	Call		40	205	14,247	(3,800)
Valero Energy Corp.	Call		48	358	100,598	(52,640)

Annual Shareholder Report

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Walt Disney Co./The	Call		$72.5	217	$90,923	$(72,269)
Wells Fargo & Co.	Call		44	540	89,100	(11,361)
Net unrealized depreciation on written option contracts						$(658,888)

The following is a summary of Dividend Capture Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	400	$40,579
Options written	4,420	484,571
Options expired	(980)	(56,589)
Options closed	(1,940)	(242,207)
Options exercised	(1,700)	(184,072)
Outstanding at 12/31/2013	200	$42,282

At December 31, 2013 , Dividend Capture Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Schlumberger Ltd.	Call	January 2014	$85	100	$54,500	$(23,418)
St. Jude Medical, Inc.	Call	January 2014	55	100	70,500	(59,300)
Net unrealized depreciation on written option contracts						$(82,718)

The following is a summary of Global Select Markets Fund written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	—	$—
Options written	225	58,307
Options expired	(140)	(24,259)
Options closed	—	—
Options exercised	(85)	(34,048)
Outstanding at 12/31 /2013	—	$—

The following is a summary of Real Strategies Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	—	$—
Options written	9,796	778,942
Options expired	(2,788)	(210,901)
Options closed	(6,009)	(448,525)
Options exercised	(799)	(51,981)
Outstanding at 12/31/2013	200	$67,535

Annual Shareholder Report

Notes to Financial Statements (Continued)

At December 31, 2013 , Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Anadarko Petroleum Corp.	Put	January 2014	$85	200	$117,000	$(46,465)
Net unrealized depreciation on written option contracts						$(46,465)
The following is a summary of Situs Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	500	$187,571
Options written	12,626	3,627,724
Options expired	(4,005)	(1,179,081)
Options closed	(2,601)	(1,083,826)
Options exercised	(5,020)	(1,055,252)
Outstanding at 12/31/2013	1,500	$497,136

At December 31, 2013 , Situs Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Anixter International, Inc.	Call	February 2014	$85	300	$198,000	$(104,413)
Geospace Technologies Corp.	Put	January 2014	85	300	16,500	138,587
Trimble Navigation, Ltd.	Call	February 2014	30	500	250,000	(178,363)
Texas Industries, Inc.	Call	January 2014	60	200	179,000	(71,565)
Texas Industries, Inc.	Call	January 2014	65	200	92,000	(22,609)
Net unrealized depreciation on written option contracts						$(238,363)

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2013, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013.

The Fair Value of Derivative Instruments as of December 31, 2013:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	Disciplined Equity Fund	$1,626,432
			Dividend Capture Fund	125,000
			Real Strategies Fund	117,000
			Situs Fund	735,500

Annual Shareholder Report

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized from Operations	Fund	Realized Gain (Loss) on Derivatives Recognized from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized from Operations
Option Contracts	Net Realized gain (loss) on written option transactions/net change in unrealized appreciation/(depreciation) of investments and written options	Disciplined Equity Fund Dividend Capture Fund Global Select Markets Fund Real Strategies Fund Situs Fund	$(823,729 233,092 24,259 881 1,863,009)	$(760,252 (92,697 — (49,465 (322,184	) ) ) )

Balance	Sheet Offsetting Information

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities.

Securities Loaned				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Dividend Capture Fund	$39,139,850	$—	$39,139,850	$(39,139,850)	$—	$—
Global Select Markets Fund	1,370,319	—	1,370,319	(1,370,319)	—	—
International Equity Fund	19,340,502	—	19,340,502	(19,340,502)	—	—
Real Strategies Fund	18,714,014	—	18,714,014	(18,714,014)	—	—
Rotating Markets Fund	1,318,552	—	1,318,552	(1,318,552)	—	—
Situs Fund	70,459,270	—	70,459,270	(70,459,270)	—	—
Mortgage Securities Fund	233,950	—	233,950	(233,950)	—	—

Written Options				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Disciplined Equity Fund	$1,626,432	$—	$1,626,432	$(55,734,957)	$—	$—
Dividend Capture Fund	125,000	—	125,000	(3,731,100)	—	—
Real Strategies Fund	117,000	—	117,000	(1,700,000)	—	—
Situs Fund	735,500	—	735,500	(2,550,000)	—	—

[1]

Gross Amounts of Recognized Liabilities as presented on the Statements of Assets and Liabilities are the actual closing values of liabilities outstanding as of December 31, 2013. Notional Values for Written Options as of December 31, 2013 are presented in the subsequent table.

The notional value of the written options contracts outstanding at December 31, 2013 and the month-end average notional amount for the fiscal year ended December 31, 2013 are detailed in the table below:

Portfolio	Average Month-End Notional Amount	December 31, 2013 Notional Amount
Disciplined Equity Fund	$107,381,250	$48,604,500
Dividend Capture Fund	2,353,962	1,400,000
Global Select Markets Fund	64,615	—
Real Strategies Fund	3,889,000	1,700,000
Situs Fund	5,599,923	—

Annual Shareholder Report

Notes to Financial Statements (Continued)

Derivative positions open during the period and at period end are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

Netting Agreements—During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to the netting agreements.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Adviser”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual minimum securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian for related collateral and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

As of December 31, 2013 , the following Funds had securities with the following market values on loan and related activity:

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Period	Securities Lending Income Received by the Funds	Fees Paid by the Funds to Huntington from Securities Lending
Dividend Capture Fund	$38,273,546	$39,139,850	$20,989,518	$80,466	$14,607
Global Select Markets Fund	1,347,785	1,370,319	1,195,665	37,669	6,859
International Equity Fund	18,840,060	19,340,502	9,413,876	259,958	47,172
Real Strategies Fund	18,356,193	18,714,014	19,884,726	812,456	146,234
Rotating Markets Fund	1,298,138	1,318,552	1,465,950	12,596	2,118
Situs Fund	68,621,732	70,459,270	40,528,347	805,222	148,104
Mortgage Securities Fund	228,462	233,950	365,588	3,755	720

G.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31,

Annual Shareholder Report

2013, the Real Strategies Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund held restricted securities representing 5.1%, 5.6% and 9.6%, respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Real Strategies Fund:
Grocery & Pharmacy DST	8/26/11	N/A	$950,000	$1,012,545
New York Power DST	7/21/11	N/A	950,000	1,098,500
Scotts Gahanna LLC	12/13/11	N/A	1,344,000	1,419,541
Winston-Salem DST	2/22/12	N/A	950,000	1,131,906

Fixed Income Securities Fund:
Canadian Imperial Bank of Commerce, 2.600%, 7/2/15	10/25/11	5,000,000	5,190,950	5,157,500
Royal Bank of Canada, 3.125%, 4/14/15	5/3/11	5,000,000	5,188,700	5,168,500
Toronto-Dominion Bank, 2.200%, 7/29/15	6/29/11	3,000,000	3,060,750	3,079,500

Short/Intermediate Fixed Income Securities Fund
Eaton Corp., 1.500%, 11/2/17	11/20/12	2,000,000	1,989,340	1,960,664
HSBC Bank PLC, 3.500%, 6/28/15	6/28/10	2,000,000	2,105,880	2,084,654
Metropolitan Life Global Funding I, 1.500%, 1/10/18	1/10/13	2,000,000	2,000,960	1,945,208
Schlumberger Norge AS, 1.950%, 9/14/16	9/14/11	2,000,000	2,014,940	2,040,510
TCM Sub LLC, 3.550%, 1/15/15	12/15/09	2,000,000	2,089,280	2,055,772
Xstrata PLC, 2.700%, 10/25/17	10/25/12	1,000,000	995,300	1,011,351

H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Fixed Income Securities Fund, Intermediate Government Income Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund. Dividends from net investment income are declared and paid annually for Disciplined Equity Fund, Global Select Markets Fund, International Equity Fund, Mid Corp America Fund, Real Strategies Fund, Rotating Markets Fund, Situs Fund and Growth Allocation Fund. Dividends from net investment income are declared and paid quarterly for Balanced Allocation Fund. Dividends from net investment income are declared and paid monthly for Dividend Capture Fund, Income Equity Fund, Mortgage Securities Fund and Conservative Allocation Fund.

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, paydowns, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

J.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally

Annual Shareholder Report

Notes to Financial Statements (Continued)

among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Tax-Free Money Market Fund	$42,565,921	$—	$—	$—
Money Market Fund	350,373,536	—	—	—
Ohio Municipal Money Market Fund	123,494,234	—	—	—
U.S. Treasury Money Market Fund	1,107,385,847	—	(4,914)	(4,914)
Disciplined Equity Fund	76,135,526	23,381,103	(192,368)	23,188,735
Dividend Capture Fund	357,258,012	35,413,208	(7,734,904)	27,678,304
Global Select Markets Fund	25,090,318	4,438,621	(622,690)	3,815,931
International Equity Fund	244,155,145	77,077,579	(1,784,446)	75,293,133
Real Strategies Fund	100,836,991	18,918,828	(8,912,830)	10,005,998
Rotating Markets Fund	21,211,806	4,612,634	(457,815)	4,154,819
Situs Fund	297,968,793	190,464,181	(1,278,499)	189,185,682
Fixed Income Securities Fund	234,088,342	9,329,964	(4,951,613)	4,378,351
Intermediate Government Income Fund	78,629,897	3,707,835	(1,240,207)	2,467,628
Mortgage Securities Fund	60,595,868	2,143,819	(1,244,811)	899,008
Ohio Tax-Free Fund	27,814,616	406,772	(791,407)	(384,635)
Short/Intermediate Fixed Income Securities Fund	116,600,156	1,178,265	(629,627)	548,638
Balanced Allocation Fund	18,241,833	2,872,472	(93,162)	2,779,310
Conservative Allocation Fund	3,473,283	198,230	(16,022)	182,208
Growth Allocation Fund	12,238,634	2,776,482	(24,668)	2,751,814

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2013, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Taxable Over Distribution	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Tax-Free Money Market Fund	$1,049	$—	$—	$1,049	$10,881	$11,930
Money Market Fund	32,613	—	—	32,613	—	32,613
Ohio Municipal Money Market Fund	—	—	—	—	13,464	13,464
U.S. Treasury Money Market Fund	509,465	—	—	509,465	—	509,465
Disciplined Equity Fund	913,929	—	6,557	920,486	—	920,486
Dividend Capture Fund	6,662,899	8,128,956	—	14,791,855	—	14,791,855
Global Select Markets Fund	536,804	—	—	536,804	—	536,804
International Equity Fund	3,082,754	4,869,989	—	7,952,743	—	7,952,743
Real Strategies Fund	816,773	—	—	816,773	—	816,773
Rotating Markets Fund	2,197,623	66,655	—	2,264,278	—	2,264,278
Situs Fund	1,552,693	11,486,877	—	13,039,571	—	13,039,571
Fixed Income Securities Fund	6,746,630	2,491,818	—	9,238,448	—	9,238,448

Annual Shareholder Report

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Taxable Over Distribution	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Intermediate Government Income Fund	$2,118,474	$105,093	$—	$2,223,567	$—	$2,223,567
Mortgage Securities Fund	1,638,943	2,755,667	—	4,394,610	—	4,394,610
Ohio Tax-Free Fund	68,498	309,073	—	377,571	891,849	1,269,420
Short/Intermediate Fixed Income Securities Fund	1,681,674	1,177,416	—	2,859,090	—	2,859,090
Balanced Allocation Fund	485,464	640,174	—	1,125,638	—	1,125,638
Conservative Allocation Fund	70,534	159,136	—	229,670	—	229,670
Growth Allocation Fund	409,359	796,443	—	1,205,802	—	1,205,802

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31 , 2012 , was as follows:

	Distributions Paid From*		Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains
Tax-Free Money Market Fund	$—	$—	$—	$7,882	$—	$7,882
Money Market Fund	40,359	—	40,359	—	—	40,359
Ohio Municipal Money Market Fund	—	—	—	14,267	—	14,267
U.S. Treasury Money Market Fund	28,863	—	28,863	—	—	28,863
Disciplined Equity Fund	950,448	—	950,448	—	—	950,448
Dividend Capture Fund	7,091,056	—	7,091,056	—	—	7,091,056
Global Select Markets Fund	159,999	—	159,999	—	—	159,999
Growth Fund	881,262	6,218,088	7,099,350	—	—	7,099,350
International Equity Fund	4,779,378	—	4,779,378	—	97,049	4,876,427
Real Strategies Fund	1,310,003	—	1,310,003	—	—	1,310,003
Rotating Markets Fund	797,997	5,160,037	5,958,034	—	—	5,958,034
Situs Fund	1,931,376	5,252,780	7,184,156	—	—	7,184,156
Fixed Income Securities Fund	8,130,390	2,353,712	10,484,102	—	—	10,484,102
Intermediate Government Income Fund	2,771,516	125,367	2,896,883	—	—	2,896,883
Mortgage Securities Fund	2,641,414	523,315	3,164,729	—	—	3,164,729
Ohio Tax-Free Fund	202,643	891,712	1,094,355	1,013,080	—	2,107,435
Short/Intermediate Fixed Income Securities Fund	2,683,509	—	2,683,509	—	—	2,683,509
Balanced Allocation Fund	539,385	1,290,511	1,829,896	—	—	1,829,896
Conservative Allocation Fund	185,980	757,933	943,913	—	—	943,913
Growth Allocation Fund	353,776	1,459,352	1,813,128	—	—	1,813,128

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Tax-Free Money Market Fund	$3,834	$821	$281	$4,936	$—	$—	$—	$—	$4,936
Money Market Fund	2,487	—	—	2,487	—	(175,505)	—	—	(173,018)
Ohio Municipal Money Market Fund	—	—	340	340	(47)	—	—	—	293
U.S. Treasury Money Market Fund	16,974	—	—	16,974	(105)	—	—	(4,914)	11,955
Disciplined Equity Fund	—	—	—	—	—	(7,861,164)	(722,170)	22,609,400	14,026,066
Dividend Capture Fund	7,263,370	—	6,814,598	14,077,968	—	—	(75,995)	27,595,586	41,597,559

Annual Shareholder Report

Notes to Financial Statements (Continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Global Select Markets Fund	$1,608	$—	$—	$1,608	$—	$(2,631,150)	$—	$3,810,272	$1,180,730
International Equity Fund	—	—	3,365,971	3,365,971	—	(23,111)	—	75,319,344	78,662,204
Real Strategies Fund	623,794	—	—	623,794	—	(21,094,574)	(76,253)	9,956,533	(10,590,500)
Rotating Markets Fund	496,674	—	2,379	499,053	—	(231)	—	4,154,819	4,653,641
Situs Fund	929,636	—	16,277,698	17,207,334	—	(1,100,204)	—	188,948,967	205,056,097
Fixed Income Securities Fund	—	—	505,152	505,152	(38,085)	—	—	4,378,351	4,845,418
Intermediate Government Income Fund	214,025	—	140,377	354,402	—	—	—	2,467,628	2,822,030
Mortgage Securities Fund	21,212	—	161,137	182,349	—	—	—	899,008	1,081,357
Ohio Tax-Free Fund	—	—	—	—	—	(174,119)	—	(384,635)	(558,754)
Short/Intermediate Fixed Income Securities Fund	60,642	—	417,872	478,514	—	—	—	548,638	1,027,152
Balanced Allocation Fund	57,414	—	396,485	453,899	—	—	—	2,779,310	3,233,209
Conservative Allocation Fund	17,579	—	59,036	76,615	—	(930)	—	182,208	257,893
Growth Allocation Fund	69,745	—	321,052	390,797	—	—	—	2,751,814	3,142,611

As of December 31, 2013, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	2014	2015	2016	2017	2018	No Expiration Short Term*	No Expiration Long Term*	Total
Money Market Fund	$921	$106	$—	$—	$—	$174,478	$—	$175,505
Disciplined Equity	—	—	—	—	—	6,469,334	—	6,469,334
Global Select Markets Fund	—	—	—	—	—	822,612	1,459,605	2,282,217
Real Strategies Fund	—	—	135,624	15,813,875	2,136,294	1,823,667	—	19,909,460
Situs Fund	—	1,100,204	—	—	—	—	—	1,100,204
Ohio Tax-Free Fund	—	—	—	—	—	68,287	—	68,287

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
**	Future utilization is limited under current tax law.

Annual Shareholder Report

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards and had capital loss carryforwards expire:

Fund	Utilized Amount	Expired Amount
Tax-Free Money Market Fund	$131,697	$—
Money Market Fund	—	7,224
Ohio Municipal Money Market Fund	253,373	—
U.S. Treasury Money Market Fund	882	—
Disciplined Equity Fund	4,370,085	—
Dividend Capture Fund	14,632,899	—
International Equity Fund	13,795,882	—
Situs Fund	209,919	—

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2013 the Funds deferred post October capital and late year ordinary losses as follows:

Fund	Capital Losses	Late Year Ordinary Losses
Disciplined Equity Fund	$1,391,830	$—
Global Select Markets Fund	282,354	66,579
International Equity Fund	—	23,111
Real Strategies Fund	1,185,115	—
Rotating Markets Fund	—	231
Ohio Tax-Free Fund	105,832	—
Conservative Allocation Fund	930	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Adviser”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser. The Adviser receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, according to the table below:

	Tiered Annual Rate:
Fund	Up to $500 million	On the next $500 million	In Excess of $1 billion
Tax-Free Money Market Fund	0.30%	0.25%	0.20%
Money Market Fund	0.30%	0.25%	0.20%
Ohio Municipal Money Market Fund	0.30%	0.25%	0.20%
Disciplined Equity Fund	0.60%	0.55%	0.50%
Dividend Capture Fund	0.75%	0.70%	0.65%
Global Select Markets Fund	1.00%	0.95%	0.90%
International Equity Fund	1.00%	0.95%	0.90%
Real Strategies Fund	0.75%	0.70%	0.65%
Rotating Markets Fund	0.50%	0.45%	0.40%
Situs Fund	0.75%	0.70%	0.65%
Fixed Income Securities Fund	0.50%	0.45%	0.40%
Intermediate Government Income Fund	0.50%	0.45%	0.40%
Mortgage Securities Fund	0.50%	0.45%	0.40%
Ohio Tax-Free Fund	0.50%	0.45%	0.40%
Short/Intermediate Fixed Income Securities Fund	0.50%	0.45%	0.40%

The U.S. Treasury Money Market Fund pays the Adviser a fee of 0.20% of its average daily net assets, computed daily and paid monthly. Each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund pays the Adviser a fee of 0.10% of its average daily net assets, computed daily and paid monthly.

Huntington and the Adviser may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund are subject to a fee waiver and expense reimbursement agreement with the Adviser whereby the Adviser has agreed to waive fees or reimburse expenses in amounts necessary to maintain a minimum yield of 0.01% (0.03% for the Institutional Shares and 0.00% for the Class A Shares of the U.S.

Treasury Money Market Fund and 0.02% for the Institutional Shares of the Tax-Free Money Market Fund) and in which the Money Market Funds have agreed to repay amounts that were waived or reimbursed by the Adviser for a period up to three years after such waiver or reimbursement was made to the extent that such repayments would not cause the yield of a class to decrease below their applicable minimum yield.

The Adviser has agreed to contractually waive all or a portion of its investment advisory fee for the following funds (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses (“Expense Cap”) to the following:

	Expense Cap
Fund	Institutional Shares	Class A Shares	Expense Cap Expiration Date
Disciplined Equity Fund	1.01%	1.26%	April 30, 2015
Dividend Capture Fund	0.90%	1.15%	April 30, 2015
Global Select Markets Fund	1.90%	2.15%	April 30, 2014
Real Strategies Fund	1.10%	1.35%	April 30, 2015
Situs Fund	1.03%	1.28%	April 30, 2015
Balanced Allocation Fund	—	1.90%	April 30, 2014
Conservative Allocation Fund	—	1.90%	April 30, 2014
Growth Allocation Fund	—	1.90%	April 30, 2014

Prior to December 13, 2013 the Adviser had agreed to contractually waive all or a portion of its investment advisory fee for the Disciplined Equity Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.20% and 1.45% of Institutional Shares and Class A Shares, respectively, through April 30, 2014.

Amounts waived or reimbursed in the contractual period may be recouped by the Adviser within three years of the waiver and/or reimbursement. As of December 31, 2013, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Tax-Free Money Market Fund	$538,831	2014
	605,012	2015
	595,811	2016
Money Market Fund	2,629,761	2014
	2,608,992	2015
	2,655,564	2016
Ohio Municipal Money Market Fund	1,218,010	2014
	1,176,269	2015
	1,186,875	2016
U.S. Treasury Money Market Fund	2,637,763	2014
	2,500,289	2015
	9,676,436	2016

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Disciplined Equity Fund	$32,303	2014
	24,912	2015
	8,393	2016
Dividend Capture Fund	254,226	2015
	1,004,031	2016
Global Select Markets Fund	43,287	2016
Real Strategies Fund	14,797	2016
Situs Fund	73,283	2016
Balanced Allocation Fund	37,593	2014
	42,051	2015
	37,483	2016
Conservative Allocation Fund	15,227	2014
	15,187	2015
	27,965	2016
Growth Allocation Fund	41,180	2014
	46,866	2015
	47,116	2016

Administrative and Financial Administration Fees—Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, serves as Administrator to the Trust. The fees paid for administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Annual Shareholder Report

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of each Fund’s Class A Shares. Institutional Shares are not subject to Rule 12b-1 fees. Class A Shares (except for the Asset Allocation Funds) and Institutional Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the fiscal year ended December 31, 2013, Huntington and its affiliates received $207,321 in shareholder service fees. For the fiscal year ended December 31, 2013, Unified Financial Securities, Inc., the Funds’ distributor, received underwriter commissions of $92,067 earned on sales of Class A Shares. For the fiscal year ended December 31, 2013, the Funds paid $836,716 to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for each Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $40,000 annual retainer plus $2,500 per Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Trustees who are not employees of or affiliated with the Adviser for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2013, actual Trustee compensation was $325,000 in aggregate from the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Adviser. Income distributions earned from investments in these funds are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

U.S. Treasury Money Market Fund	12/31/12 Market Value	Purchases	Sales	12/31/13 Market Value	Income
Disciplined Equity Fund	$5,903,706	$54,781,028	$(59,898,962)	$785,772	$4,524
Dividend Capture Fund	3,354,143	100,499,799	(99,920,238)	3,933,704	2,218
Global Select Markets Fund	1,038,116	38,042,433	(38,308,468)	772,081	577
International Equity Fund	10,717,674	184,717,966	(194,526,202)	909,438	3,429
Real Strategies Fund	5,395,632	38,453,967	(40,667,295)	3,182,304	1,009
Rotating Markets Fund	1,385,688	10,173,717	(10,618,369)	941,036	510
Situs Fund	3,588,928	108,187,785	(93,651,184)	18,125,529	3,314
Fixed Income Securities Fund	5,299,225	98,181,174	(100,439,866)	3,040,533	1,866
Intermediate Government Income Fund	2,607,089	41,358,595	(42,718,520)	1,247,164	1,029
Mortgage Securities Fund	3,940,040	36,247,129	(39,610,060)	577,109	1,010
Short/Intermediate Fixed Income Securities Fund	2,150,783	69,176,419	(68,147,664)	3,179,538	882

Additionally, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund invest in other Funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Balanced Allocation Fund	12/31/2012 Market Value	Purchases	Sales	12/31/2013 Market Value	Income
U.S. Treasury Money Market Fund	$229,492	$6,994,314	$(6,837,133)	$386,673	$181
Disciplined Equity Fund	1,070,033	253,640	(220,476)	1,237,631	11,798
Dividend Capture Fund	569,908	106,766	(375,123)	2,595,303	17,018
Global Select Markets Fund	394,114	653,025	(255,253)	824,455	15,970

Annual Shareholder Report

Notes to Financial Statements (Continued)

Balanced Allocation Fund	12/31/2012 Market Value	Purchases	Sales	12/31/2013 Market Value	Income
Growth Fund	$2,160,587	$385,474	$(2,727,736)	$—	$432
Income Equity Fund	1,986,378	408,360	(560,651)	—	66,595
International Equity Fund	2,047,158	993,792	(988,834)	2,402,533	25,305
Mid Corp America Fund	970,450	244,960	(586,537)	—	3,866
Situs Fund	975,336	224,533	(646,354)	1,688,698	235
Fixed Income Securities Fund	2,772,839	1,506,761	(691,935)	3,436,730	77,251
Intermediate Government Income Fund	1,293,512	684,288	(301,518)	1,604,908	30,050
Mortgage Securities Fund	739,706	416,425	(209,619)	914,614	19,724
Short/Intermediate Fixed Income Securities Fund	1,291,306	640,206	(308,456)	1,605,605	15,657
Huntington EcoLogical Strategy ETF	—	2,707,590	(785,775)	2,287,036	4,608
Huntington US Equity Rotation Strategy ETF	1,709,472	433,761	(683,608)	2,036,957	11,102

Conservative Allocation Fund	12/31/2012 Market Value	Purchases	Sales	12/31/2013 Market Value	Income
U.S. Treasury Money Market Fund	$15,912	$5,575,060	$(5,537,774)	$53,198	$45
Disciplined Equity Fund	109,900	43,525	(88,438)	76,681	749
Dividend Capture Fund	58,540	19,526	(102,984)	160,963	1,495
Global Select Markets Fund	40,486	70,635	(62,384)	51,248	1,015
Growth Fund	221,908	51,843	(291,684)	—	41
Income Equity Fund	204,022	75,778	(134,509)	—	5,749
International Equity Fund	210,329	113,081	(202,616)	149,241	1,611
Mid Corp America Fund	99,676	38,557	(90,169)	—	312
Situs Fund	100,194	33,575	(121,320)	104,926	19
Fixed Income Securities Fund	1,638,243	857,228	(1,144,339)	1,269,000	40,489
Intermediate Government Income Fund	764,224	393,709	(527,306)	592,070	15,676
Mortgage Securities Fund	437,018	232,433	(315,497)	337,796	10,178
Short/Intermediate Fixed Income Securities Fund	762,913	385,451	(545,985)	592,330	8,261
Huntington EcoLogical Strategy ETF	—	267,679	(154,227)	141,563	289
Huntington US Equity Rotation Strategy ETF	175,592	77,357	(176,384)	126,475	698

Growth Allocation Fund	12/31/2012 Market Value	Purchases	Sales	12/31/2013 Market Value	Income
U.S. Treasury Money Market Fund	$131,237	$5,761,893	$(5,623,288)	$269,842	$126
Disciplined Equity Fund	1,017,758	291,385	(271,121)	1,166,308	11,164
Dividend Capture Fund	542,030	125,841	(513,410)	2,446,220	16,305
Global Select Markets Fund	374,815	610,906	(240,123)	777,105	15,108
Growth Fund	2,055,026	411,076	(2,638,878)	—	412
Income Equity Fund	1,889,296	469,974	(502,814)	—	64,108
International Equity Fund	1,946,752	950,084	(964,508)	2,265,497	23,960
Mid Corp America Fund	923,021	287,676	(569,129)	—	3,865
Situs Fund	927,573	250,538	(706,006)	1,594,037	235
Fixed Income Securities Fund	794,425	742,056	(402,480)	1,090,148	24,129
Intermediate Government Income Fund	370,597	338,628	(180,871)	507,631	9,346
Mortgage Securities Fund	211,931	202,390	(114,849)	290,097	6,151
Short/Intermediate Fixed Income Securities Fund	369,966	325,142	(182,780)	507,853	4,856
Huntington EcoLogical Strategy ETF	—	2,557,350	(747,034)	2,156,159	4,362
Huntington US Equity Rotation Strategy ETF	1,625,841	416,438	(672,670)	1,919,551	10,504

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each of Real Strategies Fund’s holdings in the securities of such issuers is set forth below:

	12/31/12 Market Value	Change in unrealized appreciation (depreciation)	Purchases	Sales	12/31/13 Market Value	Income
Discount Retail Portfolio II DST	$884,472	$94,909	$—	$(979,381)	$—	$118,604
New York Power DST	862,254	236,246	—	—	1,098,500	71,190
Scotts Gahanna LLC*	1,143,804	275,737	—	—	1,419,541	100,512

*	Controlled affiliate in which the Real Stategies Fund owns 25% or more of the outstanding voting securities.

Annual Shareholder Report

(5)	Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund Structure

Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (“Investing Funds”), in accordance with their prospectus, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 2013, were as follows:

Fund	Purchases	Sales
Disciplined Equity	$39,594,549	$48,480,097
Dividend Capture Fund	292,093,327	310,853,547
Global Select Markets Fund	47,515,208	61,115,227
International Equity Fund	180,241,478	216,409,493
Real Strategies Fund	39,302,770	49,925,958
Rotating Markets Fund	38,804,979	61,941,283
Situs Fund	58,654,770	78,294,392
Fixed Income Securities Fund	61,278,911	112,631,474
Intermediate Government Income Fund	13,416,705	46,563,185
Mortgage Securities Fund	21,977,563	32,909,405
Ohio Tax-Free Fund	12,161,160	35,746,231
Short/Intermediate Fixed Income Securities Fund	38,538,206	117,412,933
Balanced Allocation Fund	9,659,580	8,678,264
Conservative Allocation Fund	2,660,377	3,875,002
Growth Allocation Fund	8,121,189	7,979,482

Purchases and sales of long-term U.S. government securities, for the fiscal year ended December 31, 2013, were as follows:

Fund	Purchases	Sales
Fixed Income Securities Fund	$35,699,040	$52,646,199
Intermediate Government Income Fund	12,420,035	42,654,005
Mortgage Securities Fund	18,988,781	23,778,726
Short/Intermediate Fixed Income Securities Fund	—	42,182,313
(7)	Concentration of Credit Risk

Since each of Ohio Municipal Money Market Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in the state of Ohio, they will be more susceptible to factors adversely affecting issuers of Ohio than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2013, the securities in the portfolio of investments are backed by letters of credit or bond insurance from various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

(8)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, imposed capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(9)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank, N.A. (“Citi”). Under the terms of the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. Each Fund in the Trust pays a pro-rata portion of this facility fee plus any interest on amounts borrowed. For the fiscal year ended December 31, 2013, the following Funds had borrowings under this Line of Credit.

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding*	Interest Expense Incurred	Maximum Loan Outstanding
Tax-Free Money Market Fund	$1,350,003	1.37%	2	$103	$1,350,003
Ohio Municipal Money Market Fund	2,000,000	1.36%	3	188	4,000,000
U.S. Treasury Money Market Fund	13,099,998	1.39%	3	1,517	20,000,000
Disciplined Equity Fund	802,595	1.41%	1	—	802,595
Dividend Capture Fund	3,793,815	1.42%	9	1,344	5,859,125
Global Select Markets Fund	725,365	1.41%	12	342	2,000,000
International Equity Fund	1,000,000	1.39%	8	308	1,000,000
Real Strategies Fund	1,000,000	1.37%	3	114	1,000,000
Rotating Markets Fund	16,250,000	1.39%	4	2,502	18,000,000
Situs Fund	7,230,258	1.42%	5	1,421	8,787,823
Balanced Allocation Fund	573,398	1.42%	1	23	573,398
Conservative Allocation Fund	1,073,230	1.43%	3	129	1,219,690
Growth Allocation Fund	1,103,456	1.41%	2	86	1,206,912

*	Number of Days Outstanding represents the total days during the fiscal year ended December 31, 2013 that each Fund utilized the Line of Credit.

As of December 31, 2013, the Funds had no outstanding borrowings under this Line of Credit.

(10)	Other Tax Information (unaudited)

For the year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended December 31, 2013, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Disciplined Equity Fund	100.0%
Dividend Capture Fund	43.5%
Global Select Market Fund	99.3%
International Equity Fund	88.6%
Real Strategies Fund	51.3%
Rotating Markets	10.2%
Situs Fund	71.4%
Conservative Allocation Fund	0.2%
Growth Allocation Fund	0.1%

For the taxable year ended December 31, 2013, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Disciplined Equity Fund	100.0%
Dividend Capture Fund	57.8%
Global Select Market Fund	83.8%
International Equity Fund	37.7%
Real Strategies Fund	66.1%
Rotating Markets Fund	10.8%
Situs Fund	68.3%
Conservative Allocation Fund	0.5%
Growth Allocation Fund	0.1%

Annual Shareholder Report

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Dividend Capture Fund	$8,128,956
International Equity Fund	4,869,989
Rotating Markets Fund	66,655
Situs Fund	11,486,877
Fixed Income Securities Fund	2,491,818
Intermediate Government Income Fund	105,093
Mortgage Securities Fund	2,755,667
Ohio Tax-Free Fund	309,073
Short/Intermediate Fixed Income Securities Fund	1,177,416
Balanced Allocation Fund	640,174
Conservative Allocation Fund	159,136
Growth Allocation Fund	796,443

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short Term Capital Gains Paid Amount
Rotating Markets Fund	$2,197,623
Situs Fund	1,489,003
Intermediate Government Income Fund	1,955
Ohio Tax-Free Fund	39,880
Short/Intermediate Fixed Income Securities Fund	38,237
Balanced Allocation Fund	63,221
Conservative Allocation Fund	1,202
Growth Allocation Fund	58,222

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2013 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Global Select Market Fund	0.29	0.03
International Equity Fund	0.38	0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2013. These shareholders will receive more detailed information along with the 2013 Form 1099-DIV.

(11)	Subsequent Event

Effective January 2, 2014, the Dividend Capture Fund and Situs Fund added Class C Shares.

At a meeting of the Board of Trustees of the Trust held on January 30, 2014, the Trustees considered and approved the recommendation of the Advisor to dissolve and liquidate the Rotating Markets Fund. Accordingly, the Advisor will prepare a Plan of Liquidation (the “Plan”) for execution by the Trust. The Rotating Markets Fund is expected to be liquidated on or about March 28, 2014.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Disciplined Equity Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington International Equity Fund, Huntington Real Strategies Fund, Huntington Rotating Markets Fund, Huntington Situs Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, and Huntington Growth Allocation Fund (nineteen of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2013 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 26, 2014

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses

Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2013	Ending Account Value, December 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Tax-Free Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.10	$0.71	0.14%
	Hypothetical (2)	$1,000.00	$1,024.50	$0.71	0.14%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.71	0.14%
	Hypothetical (2)	$1,000.00	$1,024.50	$0.71	0.14%
Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.10	$0.45	0.09%
	Hypothetical (2)	$1,000.00	$1,024.75	$0.46	0.09%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.45	0.09%
	Hypothetical (2)	$1,000.00	$1,024.75	$0.46	0.09%
Ohio Municipal Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.10	$0.66	0.13%
	Hypothetical (2)	$1,000.00	$1,024.55	$0.66	0.13%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.66	0.13%
	Hypothetical (2)	$1,000.00	$1,024.55	$0.66	0.13%
U.S. Treasury Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.20	$0.15	0.03%
	Hypothetical (2)	$1,000.00	$1,025.05	$0.15	0.03%
Class A Shares	Actual	$1,000.00	$1,000.00	$0.30	0.06%
	Hypothetical (2)	$1,000.00	$1,024.90	$0.31	0.06%

Annual Shareholder Report

Supplemental Information (Continued)

		Beginning Account Value, July 1, 2013	Ending Account Value, December 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Disciplined Equity Fund
Institutional Shares	Actual	$1,000.00	$1,074.30	$6.12	1.17%
	Hypothetical (2)	$1,000.00	$1,019.31	$5.96	1.17%
Class A Shares	Actual	$1,000.00	$1,072.80	$7.42	1.42%
	Hypothetical (2)	$1,000.00	$1,018.05	$7.22	1.42%
Dividend Capture Fund
Institutional Shares	Actual	$1,000.00	$1,087.80	$4.68	0.89%
	Hypothetical (2)	$1,000.00	$1,020.72	$4.53	0.89%
Class A Shares	Actual	$1,000.00	$1,086.50	$6.00	1.14%
	Hypothetical (2)	$1,000.00	$1,019.46	$5.80	1.14%
Global Select Markets Fund
Institutional Shares	Actual	$1,000.00	$1,108.00	$10.04	1.89%
	Hypothetical (2)	$1,000.00	$1,015.68	$9.60	1.89%
Class A Shares	Actual	$1,000.00	$1,106.90	$11.36	2.14%
	Hypothetical (2)	$1,000.00	$1,014.42	$10.87	2.14%
International Equity Fund
Institutional Shares	Actual	$1,000.00	$1,164.20	$8.46	1.55%
	Hypothetical (2)	$1,000.00	$1,017.39	$7.88	1.55%
Class A Shares	Actual	$1,000.00	$1,162.90	$9.81	1.80%
	Hypothetical (2)	$1,000.00	$1,016.13	$9.15	1.80%
Real Strategies Fund
Institutional Shares	Actual	$1,000.00	$1,142.60	$7.24	1.34%
	Hypothetical (2)	$1,000.00	$1,018.45	$6.82	1.34%
Class A Shares	Actual	$1,000.00	$1,140.00	$8.58	1.59%
	Hypothetical (2)	$1,000.00	$1,017.19	$8.08	1.59%
Rotating Markets Fund
Institutional Shares	Actual	$1,000.00	$1,149.80	$7.64	1.41%
	Hypothetical (2)	$1,000.00	$1,018.10	$7.17	1.41%
Class A Shares	Actual	$1,000.00	$1,148.50	$8.99	1.66%
	Hypothetical (2)	$1,000.00	$1,016.84	$8.44	1.66%
Situs Fund
Institutional Shares	Actual	$1,000.00	$1,192.80	$7.13	1.29%
	Hypothetical (2)	$1,000.00	$1,018.70	$6.56	1.29%
Class A Shares	Actual	$1,000.00	$1,191.70	$8.51	1.54%
	Hypothetical (2)	$1,000.00	$1,017.44	$7.83	1.54%
Fixed Income Securities Fund
Institutional Shares	Actual	$1,000.00	$1,000.90	$5.25	1.04%
	Hypothetical (2)	$1,000.00	$1,019.96	$5.30	1.04%
Class A Shares	Actual	$1,000.00	$999.70	$6.50	1.29%
	Hypothetical (2)	$1,000.00	$1,018.70	$6.56	1.29%
Intermediate Government Income Fund
Institutional Shares	Actual	$1,000.00	$998.10	$5.59	1.11%
	Hypothetical (2)	$1,000.00	$1,019.61	$5.65	1.11%
Class A Shares	Actual	$1,000.00	$996.70	$6.84	1.36%
	Hypothetical (2)	$1,000.00	$1,018.35	$6.92	1.36%

Annual Shareholder Report

		Beginning Account Value, July 1, 2013	Ending Account Value, December 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
Mortgage Securities Fund
Institutional Shares	Actual	$1,000.00	$995.60	$5.94	1.18%
	Hypothetical (2)	$1,000.00	$1,019.26	$6.01	1.18%
Class A Shares	Actual	$1,000.00	$995.40	$7.19	1.43%
	Hypothetical (2)	$1,000.00	$1,018.00	$7.27	1.43%
Ohio Tax-Free Fund
Institutional Shares	Actual	$1,000.00	$1,000.50	$6.61	1.31%
	Hypothetical (2)	$1,000.00	$1,018.60	$6.67	1.31%
Class A Shares	Actual	$1,000.00	$999.20	$7.86	1.56%
	Hypothetical (2)	$1,000.00	$1,017.34	$7.93	1.56%
Short/Intermediate Fixed Income Securities Fund
Institutional Shares	Actual	$1,000.00	$1,008.20	$5.37	1.06%
	Hypothetical (2)	$1,000.00	$1,019.86	$5.40	1.06%
Class A Shares	Actual	$1,000.00	$1,006.90	$6.63	1.31%
	Hypothetical (2)	$1,000.00	$1,018.60	$6.67	1.31%
Balanced Allocation Fund
Class A Shares	Actual	$1,000.00	$1,083.10	$4.04	0.77%
	Hypothetical (2)	$1,000.00	$1,021.32	$3.92	0.77%
Conservative Allocation Fund
Class A Shares	Actual	$1,000.00	$1,026.20	$4.29	0.84%
	Hypothetical (2)	$1,000.00	$1,020.97	$4.28	0.84%
Growth Allocation Fund
Class A Shares	Actual	$1,000.00	$1,112.80	$3.89	0.73%
	Hypothetical (2)	$1,000.00	$1,021.53	$3.72	0.73%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2013 to December 31, 2013. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

Annual Shareholder Report

Board of Trustees and Trust Officers

Independent Trustees Background and Compensation

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield* Age: 58 CHAIRMAN OF THE BOARD and TRUSTEE Began Serving: January 2001

Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position(s): Of Counsel, Cors & Bassett LLC (law firm) (1993-2005).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Eddie R. Munson Age: 63 TRUSTEE Began Serving: June 2012

Principal Occupation(s): Retired (September 2006 to present).

Previous Position(s): Certified Public Accountant, KPMG LLP (June 1972 to September 2006).

Other Directorships Held: Board Member, Huntington Strategy Shares; Board Member, Bearingpoint (2006 to 2008); Board Member, United American Healthcare (September 2006 to June 2008); Board Member, Caraco (June 2011 to December 2011).

David S. Schoedinger Age: 71 TRUSTEE Began Serving: May 1990

Principal Occupation(s): Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Mark D. Shary Age: 53 TRUSTEE Began Serving: November 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Previous Position(s): Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).

William H. Zimmer, III Age: 60 TRUSTEE Began Serving: December 2006

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, Huntington Strategy Shares.

*	Thomas J. Westerfield became Chairman of the Funds on February 14, 2013.

Officers*

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, Huntington Strategy Shares (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

Annual Shareholder Report

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
R. Jeffrey Young Age: 49 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: February 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Martin R. Dean Age: 50 ANTI-MONEY LAUNDERING OFFICER and CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008)

Paula G. Jurcenko Age: 49 VICE PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): Senior Vice President, HASI (September 2012 to present); President, Unified Financial Securities, Inc. (July 2013 to present).

Previous Position(s): Senior Vice President, Huntington Asset Advisors, Inc. (2004 to 2013); Senior Vice President, Huntington Investment Company (1996 to 2004); Assistant Vice President, Huntington Bancshares, Incorporated (1989 to 1996)

Matthew J. Miller Age: 37 VICE PRESIDENT 2960 N. Meridian St., Ste 300 Indianapolis, IN 46208 Began Serving: February 2010	Principal Occupation(s): Vice President, Relationship Management, HASI (2008 to present). Previous Position(s): Vice President, Transfer Agency Operations, HASI (2002 to 2008).
Bryan W. Ashmus Age: 41 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Principal Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present).

Previous Position(s): Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Jay S. Fitton Age: 43 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited)

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 19, 2013, the Board unanimously approved the investment advisory agreements between the Adviser and the Funds (the “Advisory Agreements”). Pursuant to the Advisory Agreements between the Adviser and the Funds, the Adviser provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Adviser in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Adviser’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Adviser has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser’s operations and personnel. Among other things, the Adviser provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Adviser, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds—The Board reviewed the Funds’ short-term and long-term performance records and the Adviser’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that it reviews detailed information about the Funds’ performance on a quarterly basis. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, and five-year and since-inception periods, as applicable, ending March 31, 2013, as well as each Fund’s performance compared to its benchmark index for the one-, three-, five-, and ten-year and since-inception periods, as applicable, ending June 30, 2013.

Adviser’s Costs and the Profits Realized Through Providing the Funds With Advisory Services—In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Adviser setting forth all revenues and other benefits, both direct and indirect, received by the Adviser and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Adviser and its affiliates from these relationships. The Trustees determined that the profitability of the Adviser was acceptable in relation to the nature and quality of services provided to the Funds. The Board also took into consideration the Adviser’s agreement with the Trust with respect to the Huntington Growth Allocation Fund, the Huntington Balanced Allocation Fund and the Huntington Conservative Allocation Fund (the “Allocation Funds”), whereby the Adviser agreed to waive all or a portion of its advisory fee in order to limit each Allocation Fund’s total annual fund operating expenses for the period ending April 30, 2014. The Board also considered the Adviser’s agreement with the Trust with respect to the Global Select Markets Fund, whereby the Adviser agreed to waive all or a portion of its advisory fee in order to limit the Fund’s total annual fund operating expenses for the period ending April 30, 2014. The Board also considered the Adviser’s agreement with the Trust with respect to the Disciplined Equity Fund,

Annual Shareholder Report

Real Strategies Fund and Situs Fund, whereby the Adviser agreed to waive all or a portion of its advisory fee in order to limit the Fund’s total annual fund operating expenses for the period ending April 30, 2015. The Board also considered the Adviser’s agreement with the Trust with respect to the Dividend Capture Fund, whereby the Adviser agreed to waive all or a portion of its advisory fee in order to limit the Fund’s total annual fund operating expenses for the period ending April 30, 2016. In addition, the Board considered the Adviser’s agreement with the four money market funds, whereby the Adviser agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of each money market fund to the extent necessary to ensure that each money market fund maintains a positive yield of at least 0.01%.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds—The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, with the exception of the Allocation Funds and the Huntington U.S. Treasury Money Market Fund, all of the Funds’ Advisory Agreements reflect the implementation of investment advisory fee breakpoints for the Funds. The Board further noted that the administration fee charged to all Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds—With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to its comparable fee and performance analysis for the Funds. The Board considered that the data for the fee and performance analysis was generated on an aggregate portfolio level since not all Funds offer the same types of share classes. The Board also received information concerning fees charged by the Adviser to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations—The Board also requests and receives substantial and detailed information about the Funds and the Adviser on a regular basis. The Adviser provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Adviser and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Adviser’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Adviser are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Adviser’s ability to supervise each of the Fund’s other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Adviser’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and expenses were reasonable in light of the quality and nature of services provided by the Adviser and its affiliates.

I.	HUNTINGTON MONEY MARKET FUNDS

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board also noted that the Fund’s performance was equal to the median of its Lipper peer group for the one-, three- and five-year periods ended March 31, 2013. The Board also noted that the Fund outperformed the average of its Lipper peer group for the five-year period ended March 31, 2013, and underperformed the average of its Lipper peer group for the one- and three-year periods ended March 31, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was equal to the median and above the average of its Lipper peer group. The Board noted that total net expenses were below the median and average of its Lipper peer group.

Huntington Tax-Free Money Market Fund

Among other data considered, the Board noted that the Fund’s performance was equal to the median and average of its Lipper peer group for the one- and three-year periods ended March 31, 2013. The Board also noted that the Fund underperformed the median and average of its Lipper peer group for the five-year and since-inception periods ended March 31, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three-, and five-year periods ended March 31, 2013. The Board also noted that the Fund outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund outperformance the median and average of its Lipper peer group for the one-year and since-inception periods ended March 31, 2013, and underperformed the median and average of its Lipper peer group for the five-year period ended March 31,

Annual Shareholder Report

2013. The Board also noted that the Fund’s performance was equal to the median and average of its Lipper peer group for the three-year period ended March 31, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group.

II.	HUNTINGTON EQUITY FUNDS

Huntington Disciplined Equity Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund, and noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and three-year periods ended March 31, 2013. The Board also noted that the Fund outperformed the median and underperformed the average of its Lipper peer group for the five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the five-year and since-inception periods ended June 30, 2013, and underperformed its benchmark index for the one-, three-, and ten-year periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund, and noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Global Select Markets Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed the median and average of its Lipper peer group for the three-year period ended March 31, 2013. The Board noted that the Fund outperformed its benchmark index for the one-year period ended June 30, 2013, and underperformed its benchmark index for the three-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the three- and five-year periods ended March 31, 2013. The Board also noted that the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2013. The Board noted that the Fund outperformed the median and underperformed the average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board further noted that the Fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2013. The Board noted that the Fund outperformed its benchmark index for the since-inception period ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board further noted that the Fund underperformed its benchmark index for the one-, three- and five-year and since-inception periods ended June 30, 2013. The Board noted that the Fund outperformed its benchmark index for the ten-year period ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and three-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed the median and outperformed the average of its Lipper peer group for the five-year period ended March 31, 2013. The Board further noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Real Strategies Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the three- and five-year periods ended June 30, 2013, and underperformed its benchmark index for the one-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total

Annual Shareholder Report

expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was above the median and below the average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was below the median and average of its Lipper peer group. The Board noted that total net expenses were below the median and average of its Lipper peer group.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five- year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the ten-year and since-inception periods ended June 30, 2013, and underperformed its benchmark index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the median and above the average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group.

III.	HUNTINGTON INCOME FUNDS

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year periods ended March 31, 2013. The Board noted that the Fund outperformed the median and underperformed the average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five- and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the three- and five-year periods ended March 31, 2013. The Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

benchmark index for the one-, three-, five- and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the one- and three-year periods ended June 30, 2013, and underperformed its benchmark index for the five- and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the since-inception period ended June 30, 2013, and underperformed its benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and average of its Lipper peer group. The Board noted that total net expenses were above the median and average of its Lipper peer group. The Board took into account the Adviser’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance and management’s plans with respect to the Fund.

IV.	HUNTINGTON ASSET ALLOCATION FUNDS

Huntington Balanced Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and three-year periods ended March 31, 2013, and outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2013. The

Annual Shareholder Report

Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the median and average of its Lipper peer group. The Board noted that total net expenses were below the median and average of its Lipper peer group.

Huntington Conservative Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and three-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the median and average of its Lipper peer group. The Board noted that total net expenses were below the median and average of its Lipper peer group.

Huntington Growth Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and three-year periods ended March 31, 2013, and outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Adviser’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the median and average of its Lipper peer group. The Board noted that total net expenses were below the median and average of its Lipper peer group.

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q.”

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Huntington Shareholder Services: 800-253-0412	27057 12/13

Annual Shareholder Report

DECEMBER 31, 2013

BALANCED FUND

Huntington VA Balanced Fund

EQUITY FUNDS

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Mid Corp America Fund

Huntington VA Real Strategies Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Fund

INCOME FUNDS

Huntington VA Mortgage Securities Fund

Huntington

VA Balanced Fund

Management’s Discussion of Fund Performance

Investment Advisor: Kristi Abbey

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	15.14%
3 Year	8.63%
5 Year	10.75%
Start of Performance (11/10/08)	11.01%

Expense Ratios
Gross	1.42%
With Contractual Waivers	1.11%

Huntington Asset Advisors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.10% of the Fund’s daily net assets through April 30, 2014.

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Balanced Fund from November 10, 2008 (inception) to December 31, 2013, compared to the S&P 500 and Balanced Indices Blend.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Balanced Indices Blend have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2013, the Huntington VA Balanced Fund (Fund) produced a total return of 15.14%, based on net asset value. This underperformed the total return of 32.39% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1, for the same period. The Balanced Indices Blend2 (BIB) returned 18.62% for the same period. Within the equity class arena, large growth, mid cap stocks and small cap stocks fared the best while other equity asset classes underperformed S&P 500. Additionally, our fixed income underperformed the index.

The VA Balanced Fund is a fund of funds3, which invests solely in the shares of other underlying funds (Huntington VA Funds and Huntington Funds). The Fund’s assets are allocated approximately 60% equities and 40% fixed income.

Relative to the Fund’s benchmark total return of 32.39%, underlying funds contributing positive performance for the year ended December 31, 2013 included the VA Growth Fund 33.74%: VA Mid Corp America Fund 32.34%: VA Situs Fund 31.92%: VA Income Equity Fund 23.81%; VA International Equity Fund 22.90%: VA Dividend Capture Fund 19.96%. The following funds contributing negatively to performance, for the same time period, were VA Mortgage Securities Fund -1.95% and Huntington Fixed Income Securities Fund Institutional Shares -2.41%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The Balanced Indices Blend is a custom, blended index comprised of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index. This custom, blended index and its weightings are reflective of the Fund’s equity/fixed income allocation. The S&P 500 Index is composed of 500 widely held common stocks. The Barclays Capital U.S. Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. It is not possible to invest directly in an index.

3	Because the Fund invests in other funds, the Fund is a shareholder of those underlying funds and indirectly bears its proportionate share of operating expenses, including management fees, of the underlying funds.

The composition of the Fund’s holdings is subject to change.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

1

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA,

Director of Research

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	19.96%
3 Year	12.71%
5 Year	15.57%
10 Year	6.70%

Expense Ratio
0.96%

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Dividend Capture Fund from December 31, 2003 to December 31, 2013, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2013, the Huntington VA Dividend Capture Fund (Fund) produced a total return of 19.96%, based on net asset value. The Huntington VA Dividend Capture Fund’s performance fell below the total return of 32.39% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1, for the same period. The Dividend Capture Indices Blend (DCIB)2 produced a total return of 11.91% for the same period. The Huntington VA Dividend Capture Fund outperformed the DCIB benchmark by 8.05%.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility by investing in three distinct asset classes: common stocks, Real Estate Investment Trusts (REITs), and preferred stocks.

¢

Value-style common stocks: Domestic equity markets staged a spectacular rally in 2013 due to plentiful liquidity and diminishing risk factors. Stocks as measured by the S&P 500 ended the year with a 32.39% total return. The Huntington VA Dividend Capture Fund was overweight common stocks for the entire period versus the unmanaged DCIB. Within this class, sector allocation added 55 basis points and security selection added a 57 basis points to fund performance. As a result, the common stocks in the Fund outperformed the overall market. The Fund’s common stock total return for 2013 was 33.78% compared to the Standard &Poor’s 500 Value Index of 32.58%. The five largest positive contributors to performance were: Cullen/Frost Bankers, Inc. (1.49%)*, Rockwell Automation (sold), Microsoft Corp. (0.88%)*, General Electric Co. (2.28%)* and Colgate-Palmolive Co. (1.91%)*. The five largest detractors were: Cenovus Energy (sold), Edison International (1.27%)*, Family Dollar Stores (sold), ConAgra Foods (sold), and Kellogg Company (0.97%)*.

¢

Real Estate Investment Trusts (REITs)**: The total returns for REITs lagged common stocks in 2013. The Fund’s REIT holdings produced a total return of 2.54%, which compared favorably to the benchmark NAREIT Index total return of 2.37%. The five largest positive contributors to performance were: Omega Healthcare Investors (sold), EPR Properties (sold), EastGroup Properties (sold), Colonial Properties Trust (sold), and Kimco Realty Corporation (1.02%)*. The five largest detractors were: Mack-Cali Realty Corporation (sold), Lexington Realty Trust (0.87%)*, Senior Housing Properties Trust (sold), CBL & Associates Properties (0.47%)* and Liberty Property Trust (0.64%)*.

¢

Preferred Stock***: Preferred stocks significantly lagged the common stock market and was the worst performing sub-group of the Dividend Capture Fund. Higher market yields and fears of a potential Federal Reserve “tapering” of bond purchases resulted in lower prices for preferred shares. The Fund’s preferred share holdings produced a total return of -2.80%, which outperformed the benchmark Merrill Lynch US Fixed Rate Preferred Stock Index total return of -3.65%. The five largest positive contributors to performance were: JPM Chase Capital XXIX, 6.700% (1.66%)*, KKR Financial Holdings LLC, 8.375% (0.65%)*, Nextera Energy Capital Holdings, Inc., Series F, 8.750% (1.55%)*, Dominion Resources, Inc., Class A, 8.375% (1.25%)* and Vornado Realty LP, 7.875% (0.70%)*. The five largest underperforming issues were: Stanley Black & Decker Inc., 5.750% (1.20%)*, BB&T Corp., 5.850% (1.36%)*, PS Business Parks, Inc., Series S, 5.375% (sold), Charles Schwab Corp., Series B, 6.000% (1.44%)* and Prudential Financial, Inc., 5.700% (0.91%)*.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

**	REIT returns represented by the NAREIT Index. The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

***	Preferred returns represented by Merrill Lynch Fixed Rate Preferred Securities Stock Index.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

2	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

2

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	33.74%
3 Year	12.77%
5 Year	12.78%
10 Year	4.07%

Expense Ratio
0.97%

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Growth Fund from December 31, 2003 to December 31, 2013, compared to the S&P 500 GI and S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 GI and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2013, the Huntington VA Growth Fund (Fund) produced a return of 33.74% based on net asset value. This performance was greater than the total return of 32.76% for the Fund’s benchmark, the Standard & Poor’s 500 Growth Index (S&P 500 GI)1 for the same time period. The Standard & Poor’s 500 Index (S&P 500)2 returned 32.39% for the same period.

The Huntington VA Growth Fund is designed to provide investors with a portfolio of medium-to-large sized companies with potential for above-average growth. A top-down investment strategy is followed, using qualitative and quantitative analysis to evaluate the potential growth of companies in each industry. The stock selection process is also based on relative price to earnings growth methodology. Constructing the Fund in that manner meant that the Fund’s largest sector exposure during the fiscal year was in the Information Technology sector, followed by the Health Care and Consumer Discretionary sectors. This combination of characteristics produced a return for the Fund that was slightly higher than the return of the S&P 500 GI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were Health Care, Information Technology and Consumer Discretionary. Although the Health Care sector was not the largest sector in the Fund, the performance of the Fund’s health care stocks exceeded that of the S&P 500 GI’s health care stocks, thus contributing largely to the relative outperformance of the Fund. The sectors that most negatively impacted the Fund’s performance during the reporting period were Telecommunications and Utilities. During a year of rather strong stock market returns, these sectors did not enjoy the higher level of growth that characterized the broader market.

The stocks that contributed most positively to the performance of the Fund during the year were Google Inc. (3.88%)*, Valeant Pharmaceuticals International, Inc. (1.63%)* and Linkedin Corp. (3.31%)*. The stocks that most negatively impacted Fund performance during the year were Apple Inc. (4.53%)*, CARBO Ceramics, Inc. (sold) and Yandex N.V. (sold).

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

3

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	23.81%
3 Year	13.65%
5 Year	14.82%
10 Year	5.14%

Expense Ratio
0.97%

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Income Equity Fund from December 31, 2003 to December 31, 2013, compared to the S&P 500 VI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 VI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2013, the total return for the Huntington VA Income Equity Fund (Fund) was 23.81% based on net asset value. This return compares with a total return of 32.00% for the Standard & Poor’s 500 Value Index (S&P 500 VI)1, the Fund’s benchmark, for the same period. The Standard & Poor’s 500 Index (S&P 500)2 returned 32.39% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the Financials sector, followed by the Energy and Industrials sectors. This combination of characteristics produced a return for the Fund that was somewhat lower than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were Financials, Industrials and Information Technology. Although the Financials sector provided the most return for the Fund, the performance of the Fund’s financial stocks trailed that of the S&P 500 VI’s financial stocks, thus contributing largely to the relative underperformance of the Fund. The sectors that most negatively impacted the Fund’s performance during the reporting period were Telecommunications and Utilities. During a year of rather strong stock market returns, these sectors did not enjoy the higher level of growth that characterized the broader market, although they did provide a healthy stream of income for the Fund.

The stocks that contributed most positively to the performance of the Fund during the year were Valero Energy Corp. (1.29%)*, Hewlett-Packard Co. (1.39%)* and Walgreen Co. (1.49%)*. The stocks that most negatively impacted Fund performance during the year were Penn West Petroleum Ltd. (0.71%)*, Integrys Energy Group, Inc. (sold) and Westpac Banking Corp. (sold). The sale of covered calls as a technique to add income to the Fund subtracted from the performance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

4

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul W. Attwood, CFA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	22.90%
3 Year	7.42%
5 Year	12.56%
Start of Performance (05/03/04)	7.26%

Expense Ratio
Gross	1.05%
With Contractual Waivers	1.00%

Huntington Asset Advisors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00% of the Fund’s daily net assets through April 30, 2014.

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2013, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

The Huntington VA International Equity Fund (Fund) had a total return of 22.90% based on net asset value, for the year ended December 31, 2013. This compares with 22.78% return experienced by its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE)1 for the same time period. The Huntington VA International Equity Fund outperformed the benchmark by 0.12%.

Security selection was the primary factor that produced the outperformance of the Huntington VA International Equity Fund for the year ended December 31, 2013. In addition, underexposure to the weakening Japanese Yen and an overweight in Euro denominated securities helped to drive performance. The strongest performing sectors for the year within the MSCI-EAFE were Telecommunications and Consumer Discretionary stocks. The weakest performers were Materials and Energy.

The three stocks that contributed the most to performance were: AXA SA, a French financial company (2.92%)*, Vodaphone, a UK based multinational Telecom provider (2.07%)*, and Qihoo 360 Technology, a Chinese based Internet security firm (sold). Collectively, they added 4.67% to the Fund’s performance. The three stocks that detracted the most from performance were Norsk Hydro, a Norwegian industrial company (sold), Pearson PLC, a UK based media company (sold) and Technip SA, a French energy services company (1.20%)*. Collectively they subtracted 0.65% from the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

5

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	32.34%
3 Year	13.82%
5 Year	19.44%
10 Year	8.61%

Expense Ratio
0.95%

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Mid Corp America Fund from December 31, 2003 to December 31, 2013, compared to the S&P 400 and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2013, the Huntington VA Mid Corp America Fund (Fund) produced a total return of 32.34% based on net asset value. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1 produced a total return of 33.50%. The Lipper Mid Cap Core Average (LMCC)2 returned 34.68% for the same time period, reflecting Huntington VA Mid Corp America Fund’s close performance against its peer group.

Mid caps produced a strong return for the year, with favorable earnings and an economic environment that benefited the equity market. Mid caps outpaced large caps narrowly, but significantly underperformed small caps. This is evident of a risk-on market event and most likely will not follow suit in 2014.

The three holdings that had the largest positive contribution to the Fund’s performance were Actavis PLC (sold), Life Technologies Corp. (sold) and Mylan, Inc. (2.31%)*. These three holdings added 4.22% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Teradata Corp. (1.55%)*, Vitamin Shoppe, Inc. (sold) and Broadcom Corp. (sold). These three holdings subtracted 0.98% from the Fund’s return. The Fund’s sector strategy benefited from allocations in Healthcare, Financials and Energy. The Fund’s underweight in the Consumer Discretionary sector, as well as the security selections in that sector, hampered the performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

Mid-cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

6

Huntington

VA Real Strategies Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	9.10%
3 Year	0.95%
5 Year	11.11%
Start of Performance (8/31/07)	(0.11)%

Expense Ratio
Gross	1.32%
With Contractual Waivers	1.20%

Huntington Asset Advisors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.20% of the Fund’s daily net assets through April 30, 2015.

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Real Strategies Fund from August 31, 2007 (inception) to December 31, 2013, compared to the S&P GSCI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2013, the Huntington VA Real Strategies Fund (Fund) produced a total return of 9.10%, based upon net asset value. The Fund outperformed the Standard & Poor’s Goldman Sachs Commodity Index (“S&P GSCI”)1, which returned -1.24% for the same period.

The Fund was able to achieve this result by emphasizing the energy and energy related industrial sectors, while minimizing exposure to the industrial metals and reducing exposure to precious metals during the course of the year. In the energy segment, the Fund focused on natural gas related energy themes while avoiding coal and nuclear investments.

Following a strong start to the year, the Huntington VA Real Strategies Fund encountered a sharp selloff in commodity prices culminating in a sharp decline during the final week of June, as the second quarter drew to a close. Following this weakness, commodity prices bifurcated with industrial metals and energy related prices moving higher, while precious metals and agricultural prices remained stalled just above their recent lows. The Fund continued to shift emphasis towards natural gas related investments funded by the reductions in non-energy related holdings.

The Fund made no new investments in direct ownership of real estate during the period, it did however benefit from the existing holdings as they generated between a 6.1% and 7.5% income return on the original investment. One holding, the Discount Retail DST, received an offer to purchase in the second half of the year and was sold for a 3.1% gain over the original acquisition price in November 2011.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P GSCI Index measures general price movements and inflation in the world economy. The index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

7

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	24.44%
3 Year	12.44%
5 Year	15.27%
10 Year	6.54%

Expense Ratio
Gross	1.13%
With Contractual Waivers	1.00%

Huntington Asset Advisors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00% of the Fund’s daily net assets through April 30, 2014.

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Rotating Markets Fund from December 31, 2003 to December 31, 2013, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2013, the Huntington VA Rotating Markets Fund (Fund) produced a total return of 24.44% based on net asset value. The Fund underperformed the Standard & Poor’s 500 Index (S&P 500)1, the Fund’s benchmark, which had a return of 32.39% for the same period.

As the name of the Fund indicates, the strategy of the Huntington VA Rotating Markets Fund is to rotate to the market segment that is deemed to have the best chance to outperform the S&P 500. In the beginning of 2013, the Fund was invested to emulate the performance of the NASDAQ-100 Index (NASDAQ-100). As the quarter progressed, the NASDQ-100 experienced sharp declines as technology stocks significantly underperformed the S&P 500. In response to the decline, the Fund rotated to emulate the Standard & Poor’s 400 Index (S&P 400)3. The S&P 400 Index was selected because it is comprised of many companies with strong growth prospects and we believe it has the potential to outperform the S&P 500 in this market environment.

The rotation results were mixed as the Fund outperformed in the third quarter, but underperformed in the fourth quarter. In the final analysis, rotating to emulate the S&P 400 helped performance, but the Fund could not overcome the underperformance created earlier in the year when it emulated the NASDAQ-100.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

International investing involves special risks, including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

8

Huntington

VA Situs Fund

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	31.92%
3 Year	17.03%
5 Year	22.53%
Start of Performance (5/3/04)	10.65%

Expense Ratio
0.98%

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Situs Fund from May 3, 2004 (inception) to December 31, 2013, compared to the S&P 600 and the S&P 400.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 400 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

The Huntington VA Situs Fund (Fund) had a total return of 31.92% based upon net asset value, for the year ended December 31, 2013. This compares with 41.31% return experienced by it’s benchmark Standard & Poor’s SmallCap 600 Index (S&P 600)2 for the same time period. The Standard and Poor’s MidCap 400 Index (S&P 400)1 experienced 33.50% for the same time period. The Huntington VA Situs Fund underperformed the benchmark by 9.39% in the explosive market of 2013.

The factors that produced the performance of the Huntington VA Situs Fund for the year ended December 31, 2013 were mainly due to trading activity which was responsible for 6.71% of the performance relative to the benchmark, while portfolio structure had a negative impact of -7.71%. Portfolio structure can be explained by adding Security Characteristics: -2.14%, Sector Allocation: -1.46% and Security Selection: -4.11%.

The three holdings that had the largest positive contribution to the Fund’s performance were Cabela’s, Inc. (4.45%)*, Flowserve Corp. (3.26%)* and 3D Systems Corp. (2.99%)*. These three holdings added 7.43% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Edwards Lifesciences Corp. (1.48%)*, Flowserve Corp. Call @ 60 Expiring January 2014 (sold) and Actavis PLC Call @ 85 Expiring April 2013 (sold). These three holdings subtracted -1.76% from the Fund’s return.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	Percentage of holdings based on Fund’s net assets as of 12/31/2013. The composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

International investing involves special risks, including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

9

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers: William G. Doughty, MBA

Senior Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/13
1 Year	(1.95)%
3 Year	2.19%
5 Year	3.37%
Start of Performance (5/3/04)	3.72%

Expense Ratio
Gross	1.10%
With Contractual Waivers	1.00%

Huntington Asset Advisors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00% of the Fund’s daily net assets through April 30, 2014.

The graph above illustrates the hypothetical investment of $10,000+ in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2013, compared to the BMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Fund’s prospectus dated April 30, 2013. Additional information pertaining to the Fund’s expense ratio as of December 31, 2013 can be found in the financial highlights. For the fiscal year ended December 31, 2013, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts; Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract; and for the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Life Insurance Company, Forethought Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

+	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2013, the Huntington VA Mortgage Securities Fund (Fund) produced a return of -1.95%, based on net asset value. This compared to the total return of -1.41% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI)1, and the Lipper U.S. Mortgage Funds Average2 return of -1.46% for the same reporting period.

During 2013, the Mortgage-Backed Securities (MBS) market outperformed Treasuries and had a return of -1.39% versus Treasuries with a return of -3.35%. The Agency position had no impact on the portfolio. The Fund performed in line with the indices due to its more defensive nature and shorter duration. In addition, the Fund maintained its holdings in the 15- and 20- year mortgages, which experienced faster prepayments as rates increased during the year. The 3% exposure to the Real Estate Investment Trust (REIT) market positively impacted the Fund’s return. As measured by the NAREIT Index (NAREIT)3, REITs produced a return of 1.18%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

1	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Investments in real estate investment trusts (“REITs”) involve special risks associated with an investment in real estate such as limited liquidity and interest rate risk. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

10

Huntington VA Balanced Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	60.1%
Fixed Income Mutual Funds[1]	37.9%
Cash[1]	2.0%

Total	100.0%

[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

December 31, 2013

Shares		Value

	Mutual Funds — 98.0% (a)
646,407	Huntington Fixed Income Securities Fund, Institutional Shares	$13,852,496
316,484	Huntington VA Dividend Capture Fund	3,971,879
721,116	Huntington VA Growth Fund	7,946,700
464,329	Huntington VA Income Equity Fund	5,297,998
258,757	Huntington VA International Equity Fund	4,463,562
154,708	Huntington VA Mid Corp America Fund	3,535,077
249,965	Huntington VA Mortgage Securities Fund	2,862,095
55,195	Huntington VA Situs Fund	1,321,920

	Total Mutual Funds (Cost $34,841,573)	43,251,727

Shares		Value

	Cash Equivalents — 2.0%
879,884	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (a) (b)	$879,884

	Total Cash Equivalents (Cost $879,884)	879,884

	Total Investments (Cost $35,721,457) — 100.0%	44,131,611

	Other Assets in Excess of Liabilities — 0.0%	12,554

	Net Assets — 100.0%	$44,144,165

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2013.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

11

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	67.4%
Preferred Stocks	21.1%
Short-Term Securities Held as Collateral for Securities Lending	10.3%
Exchange-Traded Funds	0.9%
Cash[1]	0.3%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 74.5%
	Consumer Discretionary — 3.5%
6,500	Comcast Corp., Class A	$337,773
10,250	Gentex Corp.	338,148
5,000	Genuine Parts Co.	415,950
11,580	Leggett & Platt, Inc.	358,285

		1,450,156

	Consumer Staples — 6.7%
11,500	Campbell Soup Co. (a)	497,720
12,050	Colgate-Palmolive Co.	785,780
6,500	Kellogg Co.	396,955
3,750	Kimberly-Clark Corp.	391,725
11,250	Sysco Corp.	406,125
3,500	Wal-Mart Stores, Inc.	275,415

		2,753,720

	Energy — 11.0%
5,250	Chevron Corp.	655,777
10,263	Exxon Mobil Corp.	1,038,616
5,250	Marathon Petroleum Corp.	481,582
7,950	Murphy Oil Corp.	515,796
7,750	Occidental Petroleum Corp.	737,025
10,000	Royal Dutch Shell PLC ADR	712,700
4,000	Schlumberger Ltd.	360,440

		4,501,936

	Financials — 15.1%
3,750	Bank of Montreal	249,975
10,000	Brown & Brown, Inc.	313,900
8,250	Cullen/Frost Bankers, Inc. (a)	614,047
8,400	Federated Investors, Inc., Class B (a)	241,920
35,000	FNB Corp.	441,700
42,500	Fulton Financial Corp.	555,900
17,500	Hancock Holding Co.	641,900
7,500	JPMorgan Chase & Co.	438,600
8,250	Northern Trust Corp.	510,592
19,750	Northwest Bancshares, Inc.	291,905
27,000	Old National Bancorp	414,990

Shares		Value

	Financials — (continued)
17,750	Trustmark Corp. (a)	$476,410
17,735	U.S. Bancorp	716,494
6,734	Wells Fargo & Co.	305,724

		6,214,057

	Health Care — 6.2%
5,500	AstraZeneca PLC ADR	326,535
8,500	Baxter International, Inc.	591,175
5,000	Eli Lilly & Co.	255,000
14,000	Merck & Co., Inc.	700,700
10,750	Pfizer, Inc.	329,273
5,250	St. Jude Medical, Inc.	325,238

		2,527,921

	Industrials — 6.6%
15,750	CSX Corp.	453,127
33,500	General Electric Co.	939,005
4,000	Illinois Tool Works, Inc.	336,320
5,000	Matson, Inc.	130,550
5,750	PACCAR, Inc.	340,228
11,500	Waste Management, Inc.	516,005

		2,715,235

	Information Technology — 7.2%
14,250	CA, Inc.	479,512
33,000	Cisco Systems, Inc.	740,850
25,450	Intel Corp.	660,682
9,660	Microsoft Corp.	361,574
3,500	Paychex, Inc. (a)	159,355
18,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	313,920
19,750	Xerox Corp.	240,358

		2,956,251

	Materials — 3.2%
11,000	Bemis Co., Inc.	450,560
20,750	Olin Corp. (a)	598,637
6,500	Sonoco Products Co.	271,180

		1,320,377

See Notes which are an integral part of the Financial Statements.

12

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2013

Shares		Value

	Common Stocks — (continued)
	Real Estate Investment Trusts — 10.0%
12,000	Associated Estates Realty Corp. (a)	$192,600
23,000	Brandywine Realty Trust (a)	324,070
10,750	CBL & Associates Properties, Inc.	193,070
32,750	DDR Corp. (a)	503,367
5,000	Digital Realty Trust, Inc. (a)	245,600
3,000	HCP, Inc.	108,960
9,500	Highwoods Properties, Inc.	343,615
5,250	Home Properties, Inc.	281,505
35,000	Lexington Realty Trust	357,350
7,750	Liberty Property Trust	262,493
9,000	Mid-America Apartment Communities, Inc. (a)	546,660
13,750	Ramco-Gershenson Properties Trust (a)	216,425
1,000	Simon Property Group, Inc.	152,160
8,500	Sun Communities, Inc. (a)	362,440

		4,090,315

	Telecommunication Services — 1.9%
20,120	AT&T, Inc.	707,419
1,640	Verizon Communications, Inc.	80,590

		788,009

	Utilities — 3.1%
4,500	CenterPoint Energy, Inc.	104,310
11,250	Edison International	520,875
29,000	Questar Corp.	666,710

		1,291,895

	Total Common Stocks (Cost $27,362,745)	30,609,872

	Preferred Stocks — 23.3%
	Financials — 14.1%
23,546	Allstate Corp./The, 5.100%	567,694
20,000	American Financial Group, Inc., 7.000%	511,600
12,500	Ameriprise Financial, Inc., 7.750%	320,625
18,581	Axis Capital Holdings Ltd., Series C, 6.875%	438,140
26,000	BB&T Corp., 5.850%	558,480
27,000	Charles Schwab Corp./The, Series B, 6.000%	593,730
27,000	JPMorgan Chase Capital XXIX, 6.700%	683,640
10,000	KKR Financial Holdings LLC, 8.375%	268,100
16,350	PartnerRe Ltd., Series E, 7.250%	413,655
18,000	Prudential Financial, Inc., 5.700%	375,120
18,000	Raymond James Financial, Inc., 6.900%	450,000
10,000	State Street Corp., Series C, 5.250%	207,000
15,000	Wells Fargo & Co., Series J, 8.000%	419,400

		5,807,184

	Industrials — 1.2%
23,000	Stanley Black & Decker, Inc., 5.750%	491,740

Shares		Value

	Real Estate Investment Trusts — 4.9%
17,686	Kimco Realty Corp., Series H, 6.900%	$421,104
27,000	PS Business Parks, Inc., Series S, 6.450%	589,950
15,000	Public Storage, Inc., Series V, 5.375%	292,950
17,000	Realty Income Corp., Series F, 6.625%	406,810
11,000	Vornado Realty LP, 7.875%	285,890

		1,996,704

	Telecommunication Services — 0.3%
6,000	Qwest Corp., 7.500%	140,580

	Utilities — 2.8%
20,000	Dominion Resources, Inc., Class A, 8.375%	514,800
25,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	636,750

		1,151,550

	Total Preferred Stocks (Cost $10,512,860)	9,587,758

	Exchange-Traded Funds — 1.0%
5,750	SPDR S&P Dividend ETF	417,565

	Total Exchange-Traded Funds (Cost $419,392)	417,565

	Cash Equivalents — 0.4%
152,351	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	152,351

	Total Cash Equivalents (Cost $152,351)	152,351

	Short-Term Securities Held as Collateral for Securities Lending — 11.3%
4,657,256	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	4,657,256

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $4,657,256)	4,657,256

	Total Investments (Cost $43,104,604) — 110.5%	45,424,802

	Liabilities in Excess of Other Assets — (10.5)%	(4,315,649)

	Net Assets — 100.0%	$41,109,153

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $4,552,985.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day yield as of December 31, 2013.

ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
SPDR	—Standard & Poor’s Depositary Receipts

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

13

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	94.3%
Short-Term Securities Held as Collateral for Securities Lending	3.8%
Cash[1]	1.9%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 98.2%
	Consumer Discretionary — 14.0%
4,400	BorgWarner, Inc.	$246,004
6,250	Comcast Corp., Class A	324,781
13,380	Ford Motor Co.	206,453
4,250	Home Depot, Inc./The	349,945
7,066	Lions Gate Entertainment Corp.	223,710
225	Priceline.com, Inc. *	261,540
2,800	Starbucks Corp.	219,492
3,600	TripAdvisor, Inc. *	298,188
3,310	Viacom, Inc., Class B	289,096

		2,419,209

	Consumer Staples — 7.6%
4,090	Constellation Brands, Inc., Class A *	287,854
5,900	CVS Caremark Corp.	422,263
7,600	Kroger Co./The	300,428
5,400	Whole Foods Market, Inc.	312,282

		1,322,827

	Energy — 6.9%
1,600	Core Laboratories N.V.	305,520
1,570	EOG Resources, Inc.	263,509
4,100	FMC Technologies, Inc. *	214,061
4,730	Targa Resources Corp.	417,044

		1,200,134

	Financials — 9.4%
730	BlackRock, Inc.	231,023
7,700	Blackstone Group LP	242,550
3,810	Franklin Resources, Inc.	219,951
825	IntercontinentalExchange Group, Inc.	185,559
4,700	Invesco Ltd.	171,080
2,400	McGraw Hill Financial, Inc. *	187,680
4,010	Raymond James Financial, Inc.	209,282
2,220	T. Rowe Price Group, Inc.	185,969

		1,633,094

	Health Care — 15.6%
2,500	Alexion Pharmaceuticals, Inc. *	332,650
1,100	Biogen Idec, Inc. *	307,725

Shares		Value

	Health Care — (continued)
1,700	Celgene Corp. *	$287,232
4,600	Cerner Corp. *	256,404
4,200	Gilead Sciences, Inc. *	315,630
3,200	Illumina, Inc. *	353,984
900	Regeneron Pharmaceuticals, Inc. *	247,716
2,900	Thermo Fisher Scientific, Inc.	322,915
2,400	Valeant Pharmaceuticals International, Inc. *	281,760

		2,706,016

	Industrials — 7.9%
4,800	Avis Budget Group, Inc. *	194,016
3,600	Flowserve Corp.	283,788
9,920	Hertz Global Holdings, Inc. *	283,911
2,500	Honeywell International, Inc.	228,425
4,500	ITT Corp.	195,390
1,070	Union Pacific Corp.	179,760

		1,365,290

	Information Technology — 32.1%
1,100	Alliance Data Systems Corp. *	289,223
1,400	Apple, Inc.	785,554
5,100	eBay, Inc. *	279,939
3,950	Facebook, Inc., Class A *	215,907
5,400	Fidelity National Information Services, Inc.	289,872
2,680	FleetCor Technologies, Inc. *	314,016
600	Google, Inc., Class A *	672,426
2,640	LinkedIn Corp. *	572,431
350	MasterCard, Inc., Class A	292,411
5,409	OpenTable, Inc. (a) *	429,312
5,610	Oracle Corp.	214,639
2,240	Visa, Inc., Class A	498,803
13,914	Yahoo!, Inc. *	562,682
1,770	Zillow, Inc., Class A (a) *	144,662

		5,561,877

	Materials — 3.9%
1,600	Ecolab, Inc.	166,832
3,000	Packaging Corp. of America	189,840

See Notes which are an integral part of the Financial Statements.

14

Huntington VA Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Shares		Value

	Common Stocks — (continued)
	Materials — (continued)
3,960	US Silica Holdings, Inc. (a)	$135,076
4,200	Worthington Industries, Inc.	176,736

		668,484

	Telecommunication Services — 0.8%
1,800	Crown Castle International Corp. *	132,174

	Total Common Stocks (Cost $12,923,882)	17,009,105

	Cash Equivalents — 2.0%
340,496	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	340,496

	Total Cash Equivalents (Cost $340,496)	340,496

	Short-Term Securities Held as Collateral for Securities Lending — 3.9%
685,149	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	685,149

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $685,149)	685,149

	Total Investments (Cost $13,949,527) — 104.1%	18,034,750

	Liabilities in Excess of Other Assets — (4.1)%	(716,098)

	Net Assets — 100.0%	$17,318,652

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $681,047.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

15

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	90.4%
Short-Term Securities Held as Collateral for Securities Lending	7.7%
Cash[1]	1.9%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 97.9%
	Consumer Discretionary — 6.6%
15,100	Ford Motor Co.	$232,993
4,800	Hasbro, Inc.	264,048
10,700	Shaw Communications, Inc., Class B	260,438
8,100	Thomson Reuters Corp. (a)	306,342
2,000	Time Warner Cable, Inc., Class A	271,000

		1,334,821

	Consumer Staples — 8.9%
8,000	Altria Group, Inc.	307,120
6,500	ConAgra Foods, Inc.	219,050
5,000	General Mills, Inc.	249,550
2,900	Kimberly-Clark Corp.	302,934
3,800	Kraft Foods Group, Inc.	204,896
6,400	Sysco Corp.	231,040
5,300	Walgreen Co.	304,432

		1,819,022

	Energy — 16.5%
6,600	BP PLC ADR	320,826
2,700	Chevron Corp.	337,257
5,000	ConocoPhillips	353,250
4,300	Enterprise Products Partners LP	285,090
1,900	Exxon Mobil Corp.	192,280
17,300	Penn West Petroleum Ltd. (a)	144,628
4,800	Plains All American Pipeline LP (a)	248,496
4,200	Royal Dutch Shell PLC ADR	299,334
8,200	Suncor Energy, Inc.	287,410
5,700	Total SA ADR (a)	349,239
6,100	TransCanada Corp.	278,526
5,200	Valero Energy Corp.	262,080

		3,358,416

	Financials — 17.9%
3,900	Bank of Montreal	259,974
8,800	BB&T Corp.	328,416
11,000	Blackstone Group LP	346,500
6,200	JPMorgan Chase & Co.	362,576
4,800	MetLife, Inc.	258,816
5,000	Principal Financial Group, Inc.	246,550

Shares		Value

	Financials — (continued)
4,500	Royal Bank of Canada	302,535
14,000	SLM Corp.	367,920
3,300	Toronto-Dominion Bank	310,992
3,000	Travelers Cos., Inc./The	271,620
8,200	U.S. Bancorp	331,280
5,600	Wells Fargo & Co.	254,240

		3,641,419

	Health Care — 9.2%
6,300	AbbVie, Inc.	332,703
3,500	Baxter International, Inc.	243,425
5,400	Eli Lilly & Co.	275,400
4,100	GlaxoSmithKline PLC ADR	218,899
2,600	Johnson & Johnson	238,134
5,700	Merck & Co., Inc.	285,285
8,900	Pfizer, Inc.	272,607

		1,866,453

	Industrials — 10.7%
9,900	CSX Corp.	284,823
3,300	Deere & Co.	301,389
3,600	Honeywell International, Inc.	328,932
2,500	Lockheed Martin Corp.	371,650
3,000	Norfolk Southern Corp.	278,490
15,700	R.R. Donnelley & Sons Co. (a)	318,396
6,700	Waste Management, Inc.	300,629

		2,184,309

	Information Technology — 9.4%
9,400	CA, Inc.	316,310
12,900	Cisco Systems, Inc.	289,605
10,100	Hewlett-Packard Co.	282,598
12,500	Intel Corp.	324,500
4,600	Microsoft Corp.	172,178
5,100	Paychex, Inc. (a)	232,203
5,400	Seagate Technology PLC	303,264

		1,920,658

See Notes which are an integral part of the Financial Statements.

16

Huntington VA Income Equity Fund

Portfolio of Investments (Unaudited) (continued)

December 31, 2013

Shares		Value

	Common Stocks — (continued)
	Materials — 4.9%
2,900	Air Products & Chemicals, Inc.	$324,162
7,400	Dow Chemical Co./The	328,560
9,000	Freeport-McMoRan Copper & Gold, Inc.	339,660

		992,382

	Real Estate Investment Trusts — 6.1%
6,100	HCP, Inc.	221,552
4,200	Health Care REIT, Inc.	224,994
11,500	Hospitality Properties Trust	310,845
13,200	Kimco Realty Corp.	260,700
3,700	Mid-America Apartment Communities, Inc.	224,738

		1,242,829

	Telecommunication Services — 2.9%
5,600	AT&T, Inc.	196,896
4,000	Verizon Communications, Inc.	196,560
25,400	Windstream Holdings, Inc. (a)	202,692

		596,148

	Utilities — 4.8%
3,900	Entergy Corp.	246,753
7,600	FirstEnergy Corp.	250,648
5,600	PG&E Corp.	225,568
8,700	PPL Corp.	261,783

		984,752

	Total Common Stocks (Cost $16,446,338)	19,941,209

	Cash Equivalents — 2.1%
429,233	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	429,233

	Total Cash Equivalents (Cost $429,233)	429,233

Shares		Value

	Short-Term Securities Held as Collateral for Securities Lending — 8.3%
1,689,794	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	1,689,794

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,689,794)	1,689,794

	Total Investments (Cost $18,565,365) — 108.3%	22,060,236

	Liabilities in Excess of Other Assets — (8.3)%	(1,682,982)

	Net Assets — 100.0%	$20,377,254

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $1,648,715.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

ADR	—American Depositary Receipt

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

17

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	89.5%
Short-Term Securities Held as Collateral for Securities Lending	5.4%
Closed-End Fund	1.1%
Cash[1]	4.0%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

See Notes which are an integral part of the Financial Statements.

18

Huntington VA International Equity Fund

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 94.3%
	Australia — 1.6%
	Financials — 1.6%
26,000	Suncorp Group Ltd.	$304,148
10,000	Westpac Banking Corp.	289,146

		593,294

	Belgium — 2.1%
	Consumer Staples — 2.1%
7,200	Anheuser-Busch InBev NV	765,319

	Brazil — 1.7%
	Materials — 1.7%
40,000	Vale SA ADR (a)	610,000

	Canada — 4.2%
	Consumer Discretionary — 1.1%
5,000	Dollarama, Inc.	415,204

	Financials — 2.1%
6,100	Bank of Nova Scotia	381,476
5,551	Royal Bank of Canada	373,167

		754,643

	Industrial — 1.0%
6,600	Canadian National Railway Co.	376,273

		1,546,120

	Denmark — 1.1%
	Health Care — 1.1%
2,100	Novo-Nordisk A/S ADR	387,996

	France — 12.4%
	Energy — 1.6%
4,600	Technip SA	442,122
2,400	Total SA	147,034

		589,156

	Financials — 6.7%
38,509	AXA SA ADR	1,074,016
12,347	BNP Paribas	962,314
32,000	Credit Agricole SA *	409,658

		2,445,988

	Health Care — 2.3%
6,000	Sanofi ADR	321,780
5,000	Sanofi-Aventis	530,508

		852,288

	Industrials — 1.8%
9,700	Safran SA	674,069

		4,561,501

	Germany — 12.2%
	Financials — 1.7%
3,400	Allianz SE	609,741

	Health Care — 3.1%
4,300	Bayer AG	603,130
11,000	Stada Arzneimittel AG	543,682

		1,146,812

Shares		Value

	Germany — (continued)
	Industrials — 5.4%
17,200	GEA Group AG	$818,766
300	Osram Licht AG *	16,922
3,000	Siemens AG	409,809
5,336	Siemens AG ADR (a)	739,089

		1,984,586

	Information Technology — 2.0%
8,600	SAP AG ADR (a)	749,404

		4,490,543

	Italy — 1.9%
	Energy — 1.9%
29,200	Eni SpA	702,632

	Japan — 14.9%
	Consumer Discretionary — 0.7%
2,200	Toyota Motor Corp. ADR	268,224

	Consumer Staples — 1.5%
6,000	Unicharm Corp.	341,897
3,700	Welcia Holdings Co. Ltd.	193,267

		535,164

	Financials — 2.5%
18,000	Mitsubishi Estate Co. Ltd.	537,632
7,700	Sumitomo Mitsui Financial Group, Inc.	396,353

		933,985

	Industrials — 3.9%
46,000	KUBOTA Corp.	759,713
12,500	Makita Corp.	655,302

		1,415,015

	Information Technology — 4.2%
1,870	KEYENCE Corp.	799,183
8,600	Murata Manufacturing Co. Ltd.	762,847

		1,562,030

	Telecommunication Services — 2.1%
8,800	Softbank Corp.	768,887

		5,483,305

	Netherlands — 1.3%
	Materials — 1.3%
6,000	Lyondellbasell Industries NV, Class A	481,680

	Singapore — 2.9%
	Industrials — 1.5%
60,300	Keppel Corp Ltd.	534,694

	Real Estate Investment Trust — 0.0%
16,884	Keppel REIT	15,854

	Telecommunication Services — 1.4%
17,805	Singapore Telecommunications Ltd. ADR	518,126

		1,068,674

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

19

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Shares		Value

	Spain — 1.9%
	Financials — 1.9%
55,873	Banco Bilbao Vizcaya SA	$687,833
1,232	Banco Santander SA ADR	11,174

		699,007

	Sweden — 4.4%
	Consumer Discretionary — 2.1%
16,600	Hennes & Mauritz AB	764,523

	Materials — 2.3%
27,700	Svenska Cellulosa AB (SCA)	852,790

		1,617,313

	Switzerland — 8.7%
	Financials — 3.4%
5,600	ACE Ltd.	579,768
22,100	Credit Suisse Group AG	675,568

		1,255,336

	Health Care — 5.3%
9,000	Novartis AG	718,313
10,590	Novartis AG ADR	851,224
1,400	Roche Holding AG	391,082

		1,960,619

		3,215,955

	United Kingdom — 16.4%
	Consumer Discretionary — 3.0%
44,200	Greene King PLC	644,499
5,000	Liberty Global PLC, Class A *	444,950

		1,089,449

	Consumer Staples — 2.9%
5,300	Diageo PLC ADR	701,826
4,660	Reckitt Benckiser Group PLC	369,883

		1,071,709

	Health Care — 3.2%
8,200	AstraZeneca PLC ADR	486,834
12,645	GlaxoSmithKline PLC ADR	675,117

		1,161,951

	Industrials — 2.4%
8,589,500	Rolls-Royce Holdings PLC, Class C *	14,224
41,900	Rolls-Royce Holdings PLC	884,698

		898,922

	Telecommunication Services — 3.9%
107,000	BT Group PLC	672,283
194,000	Vodafone Group PLC	761,414

		1,433,697

	Utilities — 1.0%
16,100	SSE PLC	365,273

		6,021,001

Shares		Value

	United States — 6.6%
	Energy — 3.2%
6,500	Apache Corp.	$558,610
6,780	Schlumberger Ltd.	610,946

		1,169,556

	Financials — 1.8%
13,000	Citigroup, Inc.	677,430

	Information Technology — 1.6%
700	MasterCard, Inc., Class A	584,822

		2,431,808

	Total Common Stocks (Cost $26,299,088)	34,676,148

	Closed-End Fund — 1.2%
46,000	Japan Smaller Capitalization Fund, Inc.	421,820

	Total Closed-End Fund (Cost $406,539)	421,820

	Cash Equivalents — 4.3%
1,564,721	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	1,564,721

	Total Cash Equivalents (Cost $1,564,721)	1,564,721

	Short-Term Securities Held as Collateral for Securities Lending — 5.7%
2,103,253	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	2,103,253

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,103,253)	2,103,253

	Total Investments (Cost $30,373,601) — 105.5%	38,765,942

	Liabilities in Excess of Other Assets — (5.5)%	(2,005,803)

	Net Assets — 100.0%	$36,760,139

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $2,069,417.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ADR — American Depositary Receipt

See Notes which are an integral part of the Financial Statements.

20

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	90.4%
Cash[1]	4.9%
Short-Term Securities Held as Collateral for Securities Lending	4.7%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 94.9%
	Consumer Discretionary — 10.3%
1,210	Advance Auto Parts, Inc.	$133,923
4,420	Bob Evans Farms, Inc.	223,608
7,800	BorgWarner, Inc.	436,098
6,340	D.R. Horton, Inc.	141,509
6,960	Iconix Brand Group, Inc. *	276,312
4,530	Kohl’s Corp.	257,078
7,568	Nordstrom, Inc.	467,702
4,320	PetSmart, Inc.	314,280
5,390	Ross Stores, Inc.	403,873

		2,654,383

	Consumer Staples — 4.0%
4,800	Church & Dwight Co., Inc.	318,144
4,470	Constellation Brands, Inc., Class A *	314,599
8,000	Dr. Pepper Snapple Group, Inc.	389,760

		1,022,503

	Energy — 6.4%
5,580	Helmerich & Payne, Inc.	469,166
5,000	Murphy Oil Corp.	324,400
5,928	Noble Energy, Inc.	403,756
5,930	Oceaneering International, Inc.	467,758

		1,665,080

	Financials — 16.5%
14,540	Brown & Brown, Inc.	456,411
4,740	Community Bank System, Inc.	188,083
4,740	Cullen/Frost Bankers, Inc. (a)	352,798
8,850	Discover Financial Services	495,157
25,620	First Niagara Financial Group, Inc.	272,084
3,800	Invesco Ltd.	138,320
1,700	Jones Lang LaSalle, Inc.	174,063
5,500	Montpelier Re Holdings Ltd.	160,050
7,940	Principal Financial Group, Inc.	391,521
5,930	Prosperity Bancshares, Inc.	375,903
1,950	T. Rowe Price Group, Inc.	163,352
7,960	Torchmark Corp.	622,074
13,128	Unum Group	460,530

		4,250,346

Shares		Value

	Health Care — 9.7%
9,920	AmerisourceBergen Corp.	$697,475
6,930	Cepheid, Inc. (a) *	323,770
2,440	Computer Programs & Systems, Inc.	150,816
13,720	Mylan, Inc. *	595,448
2,800	Quest Diagnostics, Inc.	149,912
9,410	St. Jude Medical, Inc.	582,949

		2,500,370

	Industrials — 16.1%
1,775	Alliant Techsystems, Inc.	215,982
10,180	Babcock & Wilcox Co./The	348,054
2,800	Elbit Systems Ltd.	170,044
11,140	Jacobs Engineering Group, Inc. *	701,709
9,300	John Bean Technologies Corp.	272,769
10,318	Kennametal, Inc.	537,258
3,020	Rockwell Automation, Inc.	356,843
11,170	Rollins, Inc.	338,339
3,700	Ryder System, Inc.	272,986
2,010	Stericycle, Inc. *	233,502
9,540	Timken Co.	525,368
1,700	UniFirst Corp.	181,900

		4,154,754

	Information Technology — 16.6%
7,110	Citrix Systems, Inc. *	449,708
9,300	CTS Corp.	185,163
5,705	Fidelity National Information Services, Inc.	306,244
5,000	Fiserv, Inc. *	295,250
1,810	FleetCor Technologies, Inc. *	212,078
12,482	FLIR Systems, Inc.	375,708
5,700	Harris Corp.	397,917
4,830	j2 Global, Inc. (a)	241,548
5,348	NCR Corp. *	182,153
3,100	NetApp, Inc.	127,534
8,600	NVIDIA Corp.	137,772
4,700	Seagate Technology PLC	263,952
9,300	Synopsys, Inc. *	377,301
3,600	Syntel, Inc.	327,420
8,768	Teradata Corp. *	398,856

		4,278,604

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

21

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (continued)

December 31, 2013

Shares		Value

	Materials — 7.0%
5,950	Albemarle Corp.	$377,171
9,400	FMC Corp.	709,324
11,580	Olin Corp. (a)	334,083
5,130	Royal Gold, Inc.	236,339
3,500	Sonoco Products Co.	146,020

		1,802,937

	Real Estate Investment Trusts — 5.6%
4,660	EPR Properties (a)	229,086
3,870	Highwoods Properties, Inc.	139,978
2,100	Home Properties, Inc.	112,602
18,200	Medical Properties Trust, Inc.	222,404
2,300	Mid-America Apartment Communities, Inc.	139,702
2,940	PS Business Parks, Inc.	224,675
4,000	Rayonier, Inc.	168,400
3,140	Sovran Self Storage, Inc.	204,634

		1,441,481

	Telecommunication Services — 0.4%
3,100	TELUS Corp. (a)	106,764

	Utilities — 2.3%
11,140	CMS Energy Corp.	298,218
5,900	Portland General Electric Co.	178,180
4,560	Xcel Energy, Inc.	127,406

		603,804

	Total Common Stocks (Cost $13,659,504)	24,481,026

Shares		Value

	Cash Equivalents — 5.1%
1,335,531	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	$1,335,531

	Total Cash Equivalents (Cost $1,335,531)	1,335,531

	Short-Term Securities Held as Collateral for Securities Lending — 4.9%
1,261,114	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	1,261,114

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,261,114)	1,261,114

	Total Investments (Cost $16,256,149) — 104.9%	27,077,671

	Liabilities in Excess of Other Assets — (4.9)%	(1,277,044)

	Net Assets — 100.0%	$25,800,627

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $1,236,656.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

22

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	69.1%
Short-Term Securities Held as Collateral for Securities Lending	12.5%
Exchange-Traded Funds	7.8%
Real Estate Investments	5.5%
Cash[1]	3.0%
Closed-End Fund	2.1%
Options Purchased	0.0%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 79.1%
	Energy — 41.8%
2,200	Canadian Natural Resources Ltd.	$74,448
3,400	Canadian Oil Sands Ltd.	63,954
3,000	Cheniere Energy, Inc. *	129,360
3,770	Chesapeake Energy Corp. (a)	102,318
3,900	Cosan Ltd.	53,508
1,230	Enbridge, Inc.	53,726
3,680	EnCana Corp.	66,424
1,770	Enterprise Products Partners LP	117,351
1,700	Halliburton Co.	86,275
1,100	Helmerich & Payne, Inc.	92,488
1,389	Kinder Morgan, Inc.	50,004
1,600	Magellan Midstream Partners LP (a)	101,232
900	Schlumberger Ltd.	81,099
2,400	Spectra Energy Corp.	85,488
2,986	Statoil ASA ADR	72,052
2,200	Suncor Energy, Inc.	77,110
1,600	Tenaris SA ADR (a)	69,904
1,100	Transocean Ltd.	54,362
2,000	Valero Energy Corp.	100,800

		1,531,903

	Industrials — 21.8%
1,110	AGCO Corp.	65,701
800	Caterpillar, Inc.	72,648
2,050	Chicago Bridge & Iron Co. NV	170,437
780	Deere & Co.	71,237
1,510	GATX Corp.	78,777
3,010	Harsco Corp.	84,370
1,300	Joy Global, Inc. (a)	76,037
440	Lindsay Corp. (a)	36,410
3,400	Primoris Services Corp.	105,842
250	Valmont Industries, Inc.	37,280

		798,739

Shares		Value

	Materials — 13.4%
650	Agrium, Inc.	$59,462
1,800	Barrick Gold Corp.	31,734
600	BHP Billiton Ltd. ADR (a)	40,920
1,800	Freeport-McMoRan Copper & Gold, Inc.	67,932
2,500	Olin Corp.	72,125
590	Praxair, Inc.	76,718
1,280	Rio Tinto PLC ADR (a)	72,230
1,100	RTI International Metals, Inc. *	37,631
2,100	Vale SA ADR (a)	32,025

		490,777

	Real Estate Investment Trusts — 2.1%
3,700	Inland Real Estate Corp.	38,924
3,600	Lexington Realty Trust	36,756

		75,680

	Total Common Stocks (Cost $2,393,570)	2,897,099

	Exchange-Traded Funds — 9.0%
4,670	iShares Silver Trust *	87,376
2,000	Market Vectors Junior Gold Miners ETF *	62,100
1,400	Market Vectors Oil Services ETF	67,298
2,300	PowerShares DB Agriculture Fund *	55,798
2,700	United States Natural Gas Fund LP (a) *	55,863

	Total Exchange-Traded Funds (Cost $442,389)	328,435

	Real Estate Investments — 6.3% (b) (c) (d)
	Grocery & Pharmacy DST	53,292
	New York Power DST	57,816
	Scotts Gahanna LLC (e)	59,148
	Winston-Salem DST	59,574

	Total Real Estate Investments (Cost $206,000)	229,830

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

23

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited) (continued)

December 31, 2013

Shares/ Contracts		Value

	Closed-End Fund — 2.3%
6,540	Central Fund of Canada Ltd., Class A	$86,655

	Total Closed-End Fund (Cost $100,715)	86,655

	Options Purchased — 0.0%
7	Anadarko Petroleum Corp., Call @ $100, Expiring January 2014	17

	Total Options Purchased (Cost $2,363)	17

	Cash Equivalents — 3.5%
127,204	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (e) (f) (g)	127,204

	Total Cash Equivalents (Cost $127,204)	127,204

Shares		Value

	Short-Term Securities Held as Collateral for Securities Lending — 14.3%
522,788	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (f)	$522,788

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $522,788)	522,788

	Total Investments (Cost $3,795,029) — 114.5%	4,192,028

	Liabilities in Excess of Other Assets — (14.5)%	(531,608)

	Net Assets — 100.0%	$3,660,420

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $512,426.

(b)	Illiquid security.

(c)	Investments do not offer shares. Fair value represents direct ownership of Real Estate.

(d)	Security is currently being valued by the Pricing Committee according to the fair value procedures approved by the Board of Trustees.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2013.

(g)	All or a portion of the security is held as collateral for written put options.

*	Non-income producing security.

ADR	—American Depositary Receipt
DST	—Delaware Statutory Trust
ETF	—Exchange-Traded Fund

See Notes which are an integral part of the Financial Statements.

24

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	92.1%
Short-Term Securities Held as Collateral for Securities Lending	3.3%
Cash[1]	3.2%
Exchange-Traded Funds	1.4%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 95.2%
	Consumer Discretionary — 13.2%
563	Aaron’s, Inc.	$16,552
383	Advance Auto Parts, Inc.	42,390
961	American Eagle Outfitters, Inc.	13,838
921	Chico’s FAS, Inc.	17,352
582	Cinemark Holdings, Inc.	19,398
549	Dick’s Sporting Goods, Inc.	31,897
764	Foot Locker, Inc.	31,660
806	Gentex Corp.	26,590
524	Hanesbrands, Inc.	36,821
551	Jarden Corp. *	33,804
411	John Wiley & Sons, Inc., Class A	22,687
374	Lamar Advertising Co., Class A *	19,541
776	Life Time Fitness, Inc. *	36,472
1,328	LKQ Corp. *	43,691
293	Mohawk Industries, Inc. *	43,628
23	NVR, Inc. *	23,598
154	Panera Bread Co., Class A *	27,210
332	Polaris Industries, Inc.	48,352
386	PVH Corp.	52,504
78	Sears Canada, Inc.	955
1,231	Service Corporation International	22,318
465	Signet Jewelers Ltd.	36,595
518	Sotheby’s	27,558
693	Toll Brothers, Inc. *	25,641
640	Tractor Supply Co.	49,651
320	Tupperware Brands Corp.	30,250
447	Under Armour, Inc., Class A (a) *	39,023
562	Williams-Sonoma, Inc.	32,753

		852,729

	Consumer Staples — 3.0%
527	Church & Dwight Co., Inc.	34,930
388	Energizer Holdings, Inc.	41,997
916	Green Mountain Coffee Roasters, Inc. (a) *	69,231
627	Hillshire Brands Co.	20,967
374	Ingredion, Inc.	25,604

		192,729

Shares		Value

	Energy — 5.8%
440	Cimarex Energy Co.	$46,160
396	Dresser-Rand Group, Inc. *	23,613
278	Dril-Quip, Inc. *	30,561
483	Energen Corp.	34,172
881	HollyFrontier Corp.	43,777
520	Oceaneering International, Inc.	41,018
363	Oil States International, Inc. *	36,924
895	Patterson-UTI Energy, Inc.	22,661
341	Rosetta Resources, Inc. *	16,382
364	SM Energy Co.	30,252
915	Superior Energy Services, Inc. *	24,348
512	World Fuel Services Corp.	22,098

		371,966

	Financials — 12.2%
278	Affiliated Managers Group, Inc. *	60,293
73	Alleghany Corp. *	29,197
431	Arthur J Gallagher & Co.	20,227
566	Brown & Brown, Inc.	17,767
479	CBOE Holdings, Inc.	24,889
358	City National Corp.	28,361
496	Commerce Bancshares, Inc.	22,275
569	Eaton Vance Corp.	24,347
248	Everest Re Group Ltd.	38,656
605	Federated Investors, Inc., Class B (a)	17,424
967	Fidelity National Financial, Inc., Class A	31,379
2,280	First Niagara Financial Group, Inc.	24,214
1,665	Fulton Financial Corp.	21,778
599	Hancock Holding Co.	21,971
456	HCC Insurance Holdings, Inc.	21,040
224	Jones Lang LaSalle, Inc.	22,935
743	Kemper Corp.	30,374
773	MSCI, Inc., Class A *	33,796
1,299	Old Republic International Corp.	22,434
2,124	Protective Life Corp.	107,602
509	Raymond James Financial, Inc.	26,565
402	Reinsurance Group of America, Inc.	31,119
653	SEI Investments Co.	22,679

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

25

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Shares		Value

	Common Stocks — (continued) Financials — (continued)
1,070	TCF Financial Corp.	$17,387
1,626	Valley National Bancorp (a)	16,455
457	Waddell & Reed Financial, Inc., Class A	29,760
464	WR Berkley Corp.	20,133

		785,057

	Health Care — 9.9%
421	Community Health Systems, Inc. *	16,533
244	Cooper Cos., Inc./The	30,217
298	Covance, Inc. *	26,242
756	Endo Health Solutions, Inc. *	51,000
1,454	Health Management Associates, Inc. *	19,047
411	Henry Schein, Inc. *	46,961
505	Hill-Rom Holdings, Inc.	20,877
512	HMS Holdings Corp. *	11,638
1,471	Hologic, Inc. *	32,877
280	IDEXX Laboratories, Inc. *	29,784
444	Mednax, Inc. *	23,701
147	Mettler-Toledo International, Inc. *	35,661
457	Omnicare, Inc.	27,584
327	Regeneron Pharmaceuticals, Inc. *	90,003
654	ResMed, Inc. (a)	30,790
270	Techne Corp.	25,561
340	Universal Health Services, Inc., Class B	27,628
983	Vertex Pharmaceuticals, Inc. *	73,037
314	WellCare Health Plans, Inc. *	22,112

		641,253

	Industrials — 18.4%
664	AECOM Technology Corp. *	19,542
578	AGCO Corp.	34,212
369	Alaska Air Group, Inc.	27,074
1,022	AMETEK, Inc.	53,829
583	BE Aerospace, Inc. *	50,738
310	Carlisle Cos., Inc.	24,614
46	Chicago Bridge & Iron Co. NV	3,824
354	Clean Harbors, Inc. *	21,226
491	Copart, Inc. *	17,995
319	Crane Co.	21,453
676	Donaldson Co., Inc.	29,379
272	Esterline Technologies Corp. *	27,733
736	Fortune Brands Home & Security, Inc.	33,635
428	GATX Corp.	22,329
465	General Cable Corp.	13,676
246	Genesee & Wyoming, Inc., Class A *	23,628
366	Graco, Inc.	28,592
251	Hubbell, Inc., Class B	27,334
427	IDEX Corp.	31,534
442	JB Hunt Transport Services, Inc.	34,167
510	Kansas City Southern	63,153
766	KBR, Inc.	24,428
461	Kennametal, Inc.	24,004
324	Kirby Corp. *	32,157
267	Lennox International, Inc.	22,711
378	Lincoln Electric Holdings, Inc.	26,967

Shares		Value

	Industrials — (continued)
415	ManpowerGroup	$35,632
262	MSC Industrial Direct Co., Inc., Class A	21,188
290	Nordson Corp.	21,547
496	Oshkosh Corp.	24,988
212	Regal-Beloit Corp.	15,629
367	SPX Corp.	36,557
546	Terex Corp.	22,927
407	Timken Co.	22,413
424	Towers Watson & Co., Class A	54,107
507	Trinity Industries, Inc.	27,642
297	Triumph Group, Inc.	22,593
493	United Rentals, Inc. *	38,429
398	URS Corp.	21,090
125	Valmont Industries, Inc.	18,640
509	Wabtec Corp.	37,803
501	Woodward, Inc.	22,851

		1,183,970

	Information Technology — 13.8%
245	Alliance Data Systems Corp. *	64,418
421	ANSYS, Inc. *	36,711
785	Arrow Electronics, Inc. *	42,586
2,480	Atmel Corp. *	19,418
829	Avnet, Inc.	36,567
1,413	Cadence Design Systems, Inc. *	19,810
1,408	Compuware Corp.	15,784
275	Concur Technologies, Inc. (a) *	28,374
612	Cree, Inc. *	38,293
216	Equinix, Inc. *	38,329
261	Factset Research Systems, Inc.	28,339
444	Gartner, Inc. *	31,546
482	Global Payments, Inc.	31,325
577	Informatica Corp. *	23,945
1,448	Ingram Micro, Inc., Class A *	33,970
362	Jack Henry & Associates, Inc.	21,434
563	MICROS Systems, Inc. (a) *	32,299
792	National Instruments Corp.	25,360
809	NCR Corp. *	27,555
773	PTC, Inc. *	27,356
482	Rackspace Hosting, Inc. *	18,861
878	Riverbed Technology, Inc. *	15,874
632	Semtech Corp. *	15,977
1,008	Skyworks Solutions, Inc. *	28,788
301	SolarWinds, Inc. *	11,387
343	Solera Holdings, Inc.	24,271
865	Synopsys, Inc. *	35,093
382	Tech Data Corp. *	19,711
899	TIBCO Software, Inc. *	20,210
1,156	Trimble Navigation Ltd. *	40,113
594	VeriFone Systems, Inc. *	15,931
385	Zebra Technologies Corp., Class A *	20,821

		890,456

	Materials — 7.2%
442	Albemarle Corp.	28,018
437	AptarGroup, Inc.	29,633

See Notes which are an integral part of the Financial Statements.

26

Huntington VA Rotating Markets Fund

Portfolio of Investments (continued)

December 31, 2013

Shares		Value

	Common Stocks — (continued) Materials — (continued)
461	Ashland, Inc.	$44,735
433	Carpenter Technology Corp.	26,933
914	Commercial Metals Co.	18,582
258	Cytec Industries, Inc.	24,035
259	Domtar Corp.	24,434
5	Freeport-McMoRan Copper & Gold, Inc.	189
253	Martin Marietta Materials, Inc.	25,285
62	NewMarket Corp.	20,717
422	Packaging Corp. of America	26,704
353	Reliance Steel & Aluminum Co.	26,772
327	Rock-Tenn Co., Class A	34,338
299	Royal Gold, Inc.	13,775
580	RPM International, Inc.	24,076
486	Sensient Technologies Corp.	23,581
527	Sonoco Products Co.	21,986
1,280	Steel Dynamics, Inc.	25,011
403	Valspar Corp.	28,730

		467,534

	Real Estate Investment Trusts — 7.4%
331	Alexandria Real Estate Equities, Inc.	21,058
589	American Campus Communities, Inc.	18,972
3,061	BioMed Realty Trust, Inc.	55,465
319	Camden Property Trust	18,145
609	Corrections Corp. of America	19,531
1,804	Duke Realty Corp.	27,132
161	Essex Property Trust, Inc.	23,105
474	Extra Space Storage, Inc.	19,970
354	Federal Realty Investment Trust	35,899
245	Home Properties, Inc.	13,137
624	Hospitality Properties Trust	16,867
521	Liberty Property Trust	17,646
466	Macerich Co./The	27,443
608	Rayonier, Inc.	25,597
874	Realty Income Corp. (a)	32,626
437	Regency Centers Corp.	20,233
776	Senior Housing Properties Trust	17,250
289	Taubman Centers, Inc.	18,473
1,556	UDR, Inc.	36,333
553	Weingarten Realty Investors (a)	15,163

		480,045

	Telecommunication Services — 0.7%
702	Telephone & Data Systems, Inc.	18,098
794	TW Telecom, Inc. *	24,193

		42,291

Shares		Value

	Utilities — 3.6%
749	Aqua America, Inc.	$17,669
435	Atmos Energy Corp.	19,758
354	Black Hills Corp.	18,589
324	IDACORP, Inc.	16,796
449	National Fuel Gas Co.	32,059
917	OGE Energy Corp.	31,086
928	Questar Corp.	21,335
534	UGI Corp.	22,140
792	Vectren Corp.	28,116
695	Westar Energy, Inc.	22,358

		229,906

	Total Common Stocks (Cost $5,087,962)	6,137,936

	Exchange-Traded Funds — 1.4%
380	SPDR S&P MidCap 400 ETF Trust	92,796

	Total Exchange-Traded Funds (Cost $86,228)	92,796

	Cash Equivalents — 3.4%
215,645	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (b) (c)	215,645

	Total Cash Equivalents (Cost $215,645)	215,645

	Short-Term Securities Held as Collateral for Securities Lending — 3.4%
221,778	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (c)	221,778

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $221,778)	221,778

	Total Investments (Cost $5,611,613) — 103.4%	6,668,155

	Liabilities in Excess of Other Assets — (3.4)%	(221,531)

	Net Assets — 100.0%	$6,446,624

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $217,557.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ETF	—Exchange-Traded Fund
SPDR	—Standard & Poor’s Depositary Receipts

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

27

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
Common Stocks	80.5%
Short-Term Securities Held as Collateral for Securities Lending	15.8%
Cash[1]	3.5%
Exchange-Traded Funds	0.2%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2013

Shares		Value

	Common Stocks — 96.9%
	Bermuda — 1.7%
	Financials — 1.7%
17,750	Arch Capital Group Ltd. *	$1,059,497

	Brazil — 0.7%
	Consumer Staples — 0.7%
10,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (a)	446,700

	Chile — 0.0%
	Materials — 0.0%
800	Sociedad Quimica y Minera de Chile SA ADR (a)	20,704

	Finland — 0.7%
	Industrials — 0.7%
2,000	Cargotec Oyj	74,541
8,400	Kone Oyj	379,060

		453,601

	Germany — 0.2%
	Health Care — 0.2%
1,900	Stada Arzneimittel AG	93,909

	Hong Kong — 0.1%
	Consumer Discretionary — 0.1%
13,000	Television Broadcasts Ltd.	86,926

	Ireland — 0.4%
	Consumer Staples — 0.4%
3,500	Kerry Group PLC	243,173

	Japan — 0.4%
	Consumer Discretionary — 0.1%
2,000	Honda Motor Co. Ltd. ADR	82,700

	Industrials — 0.1%
3,500	Sato Corp.	79,277

	Information Technology — 0.2%
14,800	Furuno Electric Co. Ltd.	103,591

		265,568

Shares		Value

	Sweden — 0.1%
	Consumer Discretionary — 0.1%
4,800	Haldex AB	$44,781

	Switzerland — 0.2%
	Consumer Discretionary — 0.2%
2,000	Garmin Ltd. (a)	92,440

	United Kingdom — 0.5%
	Industrials — 0.5%
4,800	Concentric AB	54,296
26,424	HALMA PLC *	264,087

		318,383

	United States — 91.9%
	Consumer Discretionary — 11.2%
41,500	Cabela’s, Inc., Class A *	2,766,390
1,200	EZCORP, Inc., Class A *	14,028
5,000	Papa John’s International, Inc.	227,000
10,000	PetMed Express, Inc.	166,300
2,000	Rent-A-Center, Inc.	66,680
30,000	Sonic Corp. *	605,700
10,000	Tempur Sealy International, Inc. *	539,600
26,000	Tractor Supply Co.	2,017,080
15,000	Urban Outfitters, Inc. *	556,500

		6,959,278

	Consumer Staples — 2.4%
10,700	Darling International, Inc. *	223,416
15,100	Fresh Del Monte Produce, Inc.	427,330
12,000	Sanderson Farms, Inc.	867,960

		1,518,706

	Energy — 4.7%
3,000	Atwood Oceanics, Inc. *	160,170
18,000	CARBO Ceramics, Inc. (a)	2,097,540
7,000	Denbury Resources, Inc. *	115,010
700	Dril-Quip, Inc. *	76,951
9,660	Halcon Resources Corp. (a) *	37,288

See Notes which are an integral part of the Financial Statements.

28

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2013

Shares		Value

	Common Stocks — (continued)
	United States — (continued)
	Energy — (continued)
1,000	Matrix Service Co. *	$24,470
5,000	SM Energy Co.	415,550

		2,926,979

	Financials — 11.4%
29,000	Cullen/Frost Bankers, Inc. (a)	2,158,470
25,000	Evercore Partners, Inc.	1,494,500
5,000	First Financial Holdings, Inc.	332,550
2,000	FNB Corp.	25,240
20,000	International Bancshares Corp.	527,800
35,000	Janus Capital Group, Inc. (a)	432,950
35,000	Raymond James Financial, Inc.	1,826,650
3,000	Simmons First National Corp.	111,450
10,000	Umpqua Holdings Corp. (a)	191,400

		7,101,010

	Health Care — 9.5%
10,000	Abaxis, Inc. *	400,200
30,000	AmSurg Corp. *	1,377,600
40,000	Arena Pharmaceuticals, Inc. (a) *	234,000
650	Bio-Rad Laboratories, Inc., Class A *	80,346
35,100	Cerner Corp. *	1,956,474
14,000	Edwards LifeSciences Corp. *	920,640
3,000	Kindred Healthcare, Inc.	59,220
5,000	Merit Medical Systems, Inc. *	78,700
32,000	Myriad Genetics, Inc. (a) *	671,360
450	Neogen Corp. *	20,565
7,000	Osiris Therapeutics, Inc. (a) *	112,560
1	PharMerica Corp. *	22

		5,911,687

	Industrials — 14.7%
5,000	Allegiant Travel Co.	527,200
5,000	BE Aerospace, Inc. *	435,150
15,000	EnPro Industries, Inc. *	864,750
25,700	Flowserve Corp.	2,025,931
20,000	Harsco Corp.	560,600
17,000	Lindsay Corp. (a)	1,406,750
2,000	Mine Safety Appliances Co.	102,420
3,000	Old Dominion Freight Line, Inc. *	159,060
10,000	Quanta Services, Inc. *	315,600
1,000	Ryder System, Inc.	73,780
30,000	Trinity Industries, Inc.	1,635,600
15,000	Watts Water Technologies, Inc., Class A	928,050
5,000	Werner Enterprises, Inc. (a)	123,650

		9,158,541

	Information Technology — 24.2%
20,000	3D Systems Corp. (a) *	1,858,600
13,000	ACI Worldwide, Inc. *	845,000
18,000	Anixter International, Inc. (b)	1,617,120
20,000	Cardtronics, Inc. *	869,000
25,000	Diodes, Inc. *	589,000

Shares		Value

	United States — (continued)
	Information Technology — (continued)
3,000	Exlservice Holdings, Inc. *	$82,860
38,500	Geospace Technologies Corp. (a) *	3,650,955
45,000	Jabil Circuit, Inc.	784,800
20,000	Methode Electronics, Inc.	683,800
17,000	Red Hat, Inc. *	952,680
8,000	ScanSource, Inc. *	339,440
44,500	Trimble Navigation Ltd. (b) *	1,544,150
20,000	TriQuint Semiconductor, Inc. *	166,800
10,500	Tyler Technologies, Inc. *	1,072,365

		15,056,570

	Materials — 11.3%
9,000	Albemarle Corp.	570,510
20,500	Eagle Materials, Inc.	1,587,315
10,000	Eastman Chemical Co.	807,000
9,000	Owens-Illinois, Inc. *	322,020
20,000	Quaker Chemical Corp.	1,541,400
10,800	Scotts Miracle-Gro Co./The, Class A (a)	671,976
5,000	Terra Nitrogen Co. LP (a)	705,500
10,000	Texas Industries, Inc. (b) *	687,800
2,500	United States Lime & Minerals, Inc. *	152,925

		7,046,446

	Real Estate Investment Trusts — 0.9%
3,500	Camden Property Trust	199,080
1,064	CBL & Associates Properties, Inc.	19,109
8,500	Equity One, Inc. (a)	190,740
5,000	Weingarten Realty Investors (a)	137,100

		546,029

	Telecommunication Services — 0.3%
15,000	General Communication, Inc., Class A *	167,250

	Utilities — 1.3%
1,000	AGL Resources, Inc.	47,230
5,000	Hawaiian Electric Industries, Inc. (a)	130,300
10,000	Portland General Electric Co.	302,000
7,500	UGI Corp.	310,950

		790,480

		57,182,976

	Total Common Stocks (Cost $37,676,333)	60,308,658

	Exchange-Traded Funds — 0.2%
3,500	iShares China Large-Cap ETF	134,225

	Total Exchange-Traded Funds (Cost $89,145)	134,225

	Cash Equivalents — 4.2%
2,628,213	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (c) (d)	2,628,213

	Total Cash Equivalents (Cost $2,628,213)	2,628,213

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

29

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2013

Shares		Value

	Short-Term Securities Held as Collateral for Securities Lending — 19.0%
11,799,361	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (d)	$11,799,361

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $11,799,361)	11,799,361

	Total Investments (Cost $52,193,052) — 120.3%	74,870,457

	Liabilities in Excess of Other Assets — (20.3)%	(12,642,966)

	Net Assets — 100.0%	$62,227,491

(a)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $11,548,000.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund

See Notes which are an integral part of the Financial Statements.

30

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2013

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Agencies	74.2%
U.S. Government Agencies	17.0%
Common Stocks	5.2%
Cash[1]	2.3%
Collateralized Mortgage Obligations	0.9%
Short-Term Securities Held as Collateral for Securities Lending	0.4%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2013, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

December 31, 2013

Principal Amount		Value

	U.S. Government Mortgage Backed Agencies — 74.4%
	Federal Home Loan Mortgage Corporation — 13.6%
$2,116	Pool # B18052, 4.500%, 3/1/15	$2,241
6,803	Pool # J03237, 5.500%, 8/1/16	7,159
4,525	Pool # E96459, 5.000%, 5/1/18	4,792
37,194	Pool # J10396, 4.000%, 7/1/19	39,268
4,668	Pool # G18008, 4.500%, 9/1/19	4,949
2,499	Pool # G18015, 4.500%, 10/1/19	2,650
21,449	Pool # G12286, 5.000%, 7/1/21	23,154
19,025	Pool # G12297, 6.000%, 7/1/21	20,829
19,957	Pool # G12425, 5.500%, 10/1/21	21,710
33,380	Pool # E02402, 6.000%, 10/1/22	36,550
15,081	Pool # C90779, 5.000%, 1/1/24	16,258
5,716	Pool # C90837, 5.500%, 6/1/24	6,290
48,811	Pool # G13629, 4.500%, 8/1/24	52,355
47,561	Pool # J11053, 4.500%, 10/1/24	50,998
115,047	Pool # J11829, 4.000%, 3/1/25	122,482
54,746	Pool # E02696, 4.000%, 5/1/25	57,796
11,369	Pool # C91000, 6.000%, 11/1/26	12,572
90,677	Pool # D97248, 5.500%, 4/1/27	99,374
25,251	Pool # C91175, 5.000%, 5/1/28	27,304
66,966	Pool # C91251, 4.500%, 6/1/29	71,841
96,266	Pool # C91284, 4.500%, 1/1/30	103,526
118,958	Pool # C91296, 5.000%, 4/1/30	128,315
314,461	Pool # C91413, 3.500%, 12/1/31	320,501
209,955	Pool # C91441, 3.000%, 4/1/32	207,398
262,502	Pool # C91484, 3.000%, 8/1/32	259,293
12,721	Pool # 1G0865, 2.465%, 7/1/35 (a)	13,447
25,261	Pool # A55565, 6.000%, 12/1/36	27,987
25,842	Pool # G03498, 5.500%, 11/1/37	28,165
135,933	Pool # A93316, 4.500%, 8/1/40	144,040
136,818	Pool # A93936, 4.500%, 9/1/40	144,932
199,880	Pool # A94008, 4.000%, 9/1/40	205,405
181,539	Pool # G06784, 3.500%, 10/1/41	180,331

		2,443,912

Principal Amount		Value

	Federal National Mortgage Association — 45.7%
$58,142	Pool # 786729, 5.500%, 8/1/19	$62,875
246,645	Pool # MA0670, 3.500%, 3/1/21	259,250
234,828	Pool # MA0740, 3.500%, 5/1/21	247,294
29,651	Pool # 254501, 5.500%, 9/1/22	32,546
43,800	Pool # 889255, 5.000%, 3/1/23	47,234
109,822	Pool # 962070, 4.000%, 3/1/23	116,501
4,470	Pool # 254908, 5.000%, 9/1/23	4,853
2,833	Pool # 255360, 5.000%, 8/1/24	3,072
85,055	Pool # 935763, 4.000%, 11/1/24	90,505
145,993	Pool # 932438, 4.000%, 1/1/25	154,753
14,392	Pool # 255711, 5.500%, 4/1/25	15,957
9,539	Pool # 357771, 5.000%, 5/1/25	10,348
12,773	Pool # 255745, 5.500%, 5/1/25	14,165
25,428	Pool # 255834, 4.500%, 6/1/25	26,918
11,890	Pool # 255767, 5.500%, 6/1/25	13,178
8,499	Pool # 255808, 5.000%, 7/1/25	9,223
25,755	Pool # 255984, 4.500%, 11/1/25	27,267
12,903	Pool # 256116, 6.000%, 2/1/26	14,345
206,488	Pool # AL0238, 3.500%, 3/1/26	216,049
498,022	Pool # AH9631, 3.000%, 4/1/27	508,805
27,023	Pool # 257163, 5.000%, 4/1/28	29,619
72,938	Pool # 257237, 4.500%, 6/1/28	77,200
19,968	Pool # 257238, 5.000%, 6/1/28	21,860
67,061	Pool # MA0022, 4.500%, 4/1/29	71,410
64,574	Pool # MA0115, 4.500%, 7/1/29	68,809
192,129	Pool # MA0121, 4.000%, 7/1/29	200,622
141,260	Pool # AC1219, 4.500%, 8/1/29	153,147
62,128	Pool # MA0171, 4.500%, 9/1/29	66,202
151,494	Pool # MA0443, 5.000%, 5/1/30	166,238
93,814	Pool # MA0563, 4.000%, 11/1/30	98,045
162,257	Pool # MA0776, 4.500%, 6/1/31	174,418
125,092	Pool # MA0804, 4.000%, 7/1/31	130,675
202,058	Pool # MA0976, 3.500%, 2/1/32	205,747
406,633	Pool # AB4713, 3.000%, 3/1/32	401,425
183,204	Pool # MA1084, 3.500%, 6/1/32	186,567
464,430	Pool # MA1314, 2.500%, 1/1/33	440,097

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

31

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2013

Principal Amount		Value

	U.S. Government Mortgage Backed Agencies — (continued)
	Federal National Mortgage Association — (continued)
$ 5,502	Pool # 721540, 5.000%, 7/1/33	$5,994
783,952	Pool # MA1527, 3.000%, 8/1/33	772,403
788,046	Pool # MA1561, 3.000%, 9/1/33	776,433
40,365	Pool # 746683, 5.500%, 10/1/33	45,165
10,140	Pool # 786457, 5.401%, 7/1/34 (a)	10,886
7,803	Pool # 845573, 2.425%, 2/1/36 (a)	8,285
17,963	Pool # 831487, 5.500%, 4/1/36	19,728
32,378	Pool # 745511, 5.000%, 4/1/36	35,108
32,811	Pool # 868935, 5.500%, 5/1/36	36,081
14,693	Pool # 903812, 5.500%, 12/1/36	16,141
8,185	Pool # 907484, 6.000%, 1/1/37	9,082
263,040	Pool # AD7724, 5.000%, 7/1/40	286,126
142,558	Pool # AD7906, 5.000%, 7/1/40	155,318
264,504	Pool # AE4310, 4.000%, 9/1/40	272,435
124,636	Pool # AE0395, 4.500%, 10/1/40	132,049
127,337	Pool # AE7535, 4.000%, 10/1/40	131,146
145,056	Pool # AE4628, 4.500%, 10/1/40	153,741
124,561	Pool # AE8395, 4.000%, 11/1/40	128,283
284,491	Pool # AH6655, 4.000%, 2/1/41	293,070
262,645	Pool # AJ5469, 3.500%, 11/1/41	261,181
333,186	Pool # AB4106, 3.500%, 12/1/41	331,326

		8,247,200

	Government National Mortgage Association — 15.1%
5,826	Pool # 3590, 5.500%, 8/20/19	6,342
16,245	Pool # 3708, 5.500%, 5/20/20	17,504
27,032	Pool # 3741, 4.500%, 8/20/20	28,855
18,979	Pool # 683937, 6.000%, 2/15/23	20,643
97,536	Pool # 666057, 5.000%, 3/15/23	103,934
225,822	Pool # 741854, 4.000%, 5/15/25	238,736
102,690	Pool # 4886, 4.500%, 12/20/25	109,647
366,035	Pool # 5326, 3.000%, 3/20/27	376,293
226,514	Pool # 3457, 4.500%, 10/20/33	244,389
5,254	Pool # 3571, 6.500%, 6/20/34	5,992
56,694	Pool # 605653, 5.500%, 8/15/34	62,894
3,725	Pool # 3637, 5.500%, 11/20/34	4,142
99,605	Pool # 3689, 4.500%, 3/20/35	107,459
12,419	Pool # 3710, 5.000%, 5/20/35	13,581
5,831	Pool # 650348, 5.500%, 11/15/35	6,411
66,302	Pool # 676974, 5.500%, 5/15/38	72,846
133,451	Pool # 733602, 5.000%, 4/15/40	148,896
211,977	Pool # 4978, 4.500%, 3/20/41	227,572
461,215	Pool # MA0391, 3.000%, 9/20/42	446,564
496,306	Pool # MA1284, 3.000%, 9/20/43	480,327

		2,723,027

	Total U.S. Government Mortgage Backed Agencies (Cost $13,413,877)	13,414,139

Principal Amount/ Shares		Value

	Common Stocks — 5.2%
	Real Estate Investment Trusts — 5.2%
753	Acadia Realty Trust	$18,697
700	Alexandria Real Estate Equities, Inc.	44,534
500	BioMed Realty Trust, Inc.	9,060
400	Boston Properties, Inc.	40,148
700	Coresite Realty Corp. (b)	22,533
700	CubeSmart	11,158
900	Douglas Emmett, Inc.	20,961
1,200	Duke Realty Corp.	18,048
900	DuPont Fabros Technology, Inc. (b)	22,239
700	EastGroup Properties, Inc.	40,551
1,100	Equity Lifestyle Properties, Inc.	39,853
600	Equity Residential	31,122
300	Essex Property Trust, Inc.	43,053
400	Excel Trust, Inc.	4,556
300	Extra Space Storage, Inc.	12,639
300	Federal Realty Investment Trust	30,423
100	General Growth Properties, Inc.	2,007
300	HCP, Inc.	10,896
500	Health Care REIT, Inc.	26,785
500	Home Properties, Inc.	26,810
1,114	Host Hotels & Resorts, Inc.	21,656
600	Kimco Realty Corp.	11,850
700	Kite Realty Group Trust	4,599
700	LaSalle Hotel Properties	21,602
700	Macerich Co./The	41,223
216	Mid-America Apartment Communities, Inc.	13,120
600	National Retail Properties, Inc. (b)	18,198
400	Pennsylvania Real Estate Investment Trust	7,592
300	Post Properties, Inc.	13,569
446	ProLogis, Inc.	16,480
200	Public Storage, Inc.	30,104
400	Regency Centers Corp.	18,520
500	Simon Property Group, Inc.	76,080
400	SL Green Realty Corp.	36,952
200	Sovran Self Storage, Inc.	13,034
900	Tanger Factory Outlet Centers, Inc. (b)	28,818
316	UDR, Inc.	7,379
686	Ventas, Inc.	39,294
316	Vornado Realty Trust	28,058
500	Weingarten Realty Investors (b)	13,710

	Total Common Stocks (Cost $615,715)	937,911

	U.S. Government Agencies — 17.1%
	Federal Farm Credit Bank — 7.7%
$400,000	1.500%, 11/16/15	408,727
500,000	2.580%, 6/8/18	519,248
500,000	1.950%, 7/19/22	457,814

		1,385,789

See Notes which are an integral part of the Financial Statements.

32

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2013

Principal Amount/ Shares		Value

	U.S. Government Agencies — (continued)
	Federal Home Loan Bank — 6.1%
$300,000	0.375%, 6/24/16	$299,166
500,000	3.125%, 12/8/17	532,281
250,000	4.125%, 12/13/19	274,686

		1,106,133

	Federal Home Loan Mortgage Corporation — 3.3%
600,000	0.450%, 11/24/15	600,448

	Total U.S. Government Agencies (Cost $3,053,213)	3,092,370

	Collateralized Mortgage Obligations — 0.9%
	Federal Home Loan Bank — 0.1%
12,242	Series SK-2015, 5.140%, 8/18/15	12,931
	Federal Home Loan Mortgage Corporation — 0.7%
3,540	Series 2770, 4.000%, 1/15/18	3,553
115,908	Series 2784, 4.000%, 4/15/19	122,760

		126,313

	Federal National Mortgage Association — 0.1%
14,880	Series 1999-13, 6.000%, 4/25/29	16,560

	Total Collateralized Mortgage Obligations (Cost $147,571)	155,804

	Cash Equivalents — 2.3%
418,291	Huntington U.S. Treasury Money Market Fund, Institutional Shares 0.030% (c) (d)	418,291

	Total Cash Equivalents (Cost $418,291)	418,291

Shares		Value

	Short-Term Securities Held as Collateral for Securities Lending — 0.4%
76,411	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (d)	$76,411

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $76,411)	76,411

	Total Investments (Cost $17,725,078) — 100.3%	18,094,926

	Liabilities in Excess of Other Assets — (0.3)%	(56,217)

	Net Assets — 100.0%	$18,038,709

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	All or a portion of the security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013 was $74,736.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2013.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

33

Huntington Funds

Statements of Assets and Liabilities

December 31, 2013

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Assets:
Investments, at cost	$35,721,457	$43,104,604	$13,949,527	$18,565,365

Investments, at value	$—	$45,272,451	$17,694,254	$21,631,003
Investments in affiliated securities, at value	44,131,611	152,351	340,496	429,233

Total investments	44,131,611	45,424,802	18,034,750	22,060,236
Income receivable	27,352	147,702	8,434	59,247
Receivable for investments sold	—	1,144,921	—	—
Receivable for shares sold	—	—	—	3,720
Receivable from Adviser	9,016	—	—	—
Tax reclaims receivable	—	1,017	—	1,895
Prepaid expenses and other assets	2,949	2,457	2,271	2,336

Total assets	44,170,928	46,720,899	18,045,455	22,127,434
Liabilities:
Payable for return of collateral on loaned securities	—	4,657,256	685,149	1,689,794
Payable for investments purchased	—	891,750	—	—
Payable for shares redeemed	3,119	15,125	17,191	33,843
Accrued expenses and other payables:
Investment advisory fees	—	20,802	8,839	10,318
Administration fees	6,712	6,131	2,658	3,100
Custodian fees	787	2,036	849	1,037
Professional fees	8,137	10,038	7,111	6,220
Pricing fees	300	1,903	1,286	1,662
Printing and postage	5,292	4,967	2,120	2,452
Transfer and dividend disbursing agent fees and expenses	1,394	1,353	921	962
Compliance service fees	406	385	165	191
Other	616	—	514	601

Total Liabilities	26,763	5,611,746	726,803	1,750,180

Net Assets	$44,144,165	$41,109,153	$17,318,652	$20,377,254

Net Assets consist of:
Paid in capital	$33,757,328	$39,988,707	$11,609,463	$18,598,949
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	8,410,154	2,320,198	4,085,223	3,494,871
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	910,481	(2,578,260)	1,603,832	(2,380,989)
Accumulated net investment income	1,066,202	1,378,508	20,134	664,423

Net Assets	$44,144,165	$41,109,153	$17,318,652	$20,377,254

Shares Outstanding (unlimited number of shares authorized, no par value)	2,748,425	3,275,707	1,572,082	1,785,138

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$16.06	$12.55	$11.02	$11.41

See Notes which are an integral part of the Financial Statements.

34

Huntington Funds

Statements of Assets and Liabilities

December 31, 2013

	Huntington VA International Equity Fund	Huntington VA Mid Corp America Fund	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund
Assets:
Investments, at cost	$30,373,601	$16,256,149	$3,795,029	$5,611,613

Investments, at value	$37,201,221	$25,742,140	$4,005,676	$6,452,510
Investments in affiliated securities, at value	1,564,721	1,335,531	186,352	215,645

Total investments	38,765,942	27,077,671	4,192,028	6,668,155
Cash	—	—	1,188	—
Foreign currencies, at value (Cost $20, $-, $- and $-)	20	—	—	—
Income receivable	42,676	24,701	3,854	6,224
Receivable for shares sold	60,104	—	15	—
Receivable from Adviser	—	—	2,802	3,037
Tax reclaims receivable	40,171	—	358	—
Prepaid expenses and other assets	2,684	2,587	1,927	1,993

Total assets	38,911,597	27,104,959	4,202,172	6,679,409
Liabilities:
Payable for return of collateral on loaned securities	2,103,253	1,261,114	522,788	221,778
Options written, at value (premium received $-, $-, $2,360 and $-)	—	—	4,095	—
Payable for shares redeemed	4,307	10,215	215	575
Accrued expenses and other payables:
Investment advisory fees	15,542	13,037	—	—
Administration fees	5,494	3,919	557	962
Custodian fees	2,049	1,253	144	297
Professional fees	7,938	7,511	11,409	5,480
Pricing fees	4,679	2,067	1,097	1,985
Printing and postage	4,281	3,124	437	770
Transfer and dividend disbursing agent fees and expenses	1,555	1,054	657	729
Compliance service fees	345	235	33	60
Other	2,015	803	320	149

Total Liabilities	2,151,458	1,304,332	541,752	232,785

Net Assets	$36,760,139	$25,800,627	$3,660,420	$6,446,624

Net Assets consist of:
Paid in capital	$29,563,377	$13,436,344	$3,238,273	$5,144,411
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	8,394,298	10,821,523	395,264	1,056,542
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(1,700,603)	1,401,982	(18,967)	231,520
Accumulated net investment income	503,067	140,778	45,850	14,151

Net Assets	$36,760,139	$25,800,627	$3,660,420	$6,446,624

Shares Outstanding (unlimited number of shares authorized, no par value)	2,131,501	1,129,298	400,945	463,353

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$17.25	$22.85	$9.13	$13.91

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

35

Huntington Funds

Statements of Assets and Liabilities

December 31, 2013

	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Assets:
Investments, at cost	$52,193,052	$17,725,078

Investments, at value	$72,242,244	$17,676,635
Investments in affiliated securities, at value	2,628,213	418,291

Total investments	74,870,457	18,094,926
Income receivable	148,711	54,784
Receivable for investments sold	—	42
Receivable for shares sold	1,643	—
Tax reclaims receivable	1,384	—
Prepaid expenses and other assets	3,448	2,290

Total assets	75,025,643	18,152,042
Liabilities:
Payable for return of collateral on loaned securities	11,799,361	76,411
Options written, at value (premium received $81,954 and $-)	199,875	—
Payable for investments purchased	716,324	—
Payable for shares redeemed	23,250	4,081
Accrued expenses and other payables:
Investment advisory fees	30,973	4,022
Administration fees	9,317	2,767
Custodian fees	1,828	928
Professional fees	9,074	10,221
Pricing fees	2,667	11,499
Printing and postage	1,806	2,180
Transfer and dividend disbursing agent fees and expenses	2,158	908
Compliance service fees	570	164
Other	949	152

Total Liabilities	12,798,152	113,333

Net Assets	$62,227,491	$18,038,709

Net Assets consist of:
Paid in capital	$36,591,046	$17,501,073
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	22,559,564	369,848
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	2,807,872	(231,204)
Accumulated net investment income	269,009	398,992

Net Assets	$62,227,491	$18,038,709

Shares Outstanding (unlimited number of shares authorized, no par value)	2,598,170	1,579,408

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$23.95	$11.42

See Notes which are an integral part of the Financial Statements.

36

Huntington Funds

Statements of Operations

Year Ended December 31, 2013

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Investment Income:
Dividend income	$—	$1,795,288	$195,212	$923,062
Dividend income from affiliated securities	1,111,732	378	142	144
Income from securities lending, net(a)	—	73,277	9,980	11,435
Foreign dividend taxes withheld	—	(11,901)	(341)	(27,725)

Total investment income	1,111,732	1,857,042	204,993	906,916

Expenses:
Investment advisory fees	44,697	241,603	106,523	126,171
Administration fees	80,748	72,720	32,073	37,986
Custodian fees	4,459	10,689	4,634	5,559
Transfer and dividend disbursing agent fees and expenses	10,627	10,455	8,615	8,819
Trustees’ fees	3,938	3,571	1,569	1,856
Professional fees	15,180	21,193	12,309	11,576
Pricing fees	871	5,990	4,050	4,728
Printing and postage	9,409	14,526	3,662	4,523
Insurance premiums	3,899	5,621	3,144	3,230
Compliance service fees	1,181	1,035	471	545
Line of credit fees	830	686	325	383
Other	5,325	6,266	3,324	4,053

Total expenses	181,164	394,355	180,699	209,429

Investment advisory fees waived	(44,697)	—	—	—
Reimbursement from adviser	(90,938)	—	—	—

Net expenses	45,529	394,355	180,699	209,429

Net investment income	1,066,203	1,462,687	24,294	697,487

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	—	6,505,851	2,551,447	2,169,087
Net realized gain on transactions of affiliates	1,400,438	—	—	—
Net realized gain on option transactions	—	—	—	43,983
Net realized loss on foreign currency transactions	—	—	—	(3,560)

Net realized gain on investments, options and translation of assets and liabilities in foreign currency transactions	1,400,438	6,505,851	2,551,447	2,209,510

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	3,821,408	(1,055,802)	2,562,913	1,565,559

Net realized and unrealized gain on investments options and foreign currency transactions	5,221,846	5,450,049	5,114,360	3,775,069

Change in net assets resulting from operations	$6,288,049	$6,912,736	$5,138,654	$4,472,556

(a)	Income from securities lending is net of ($-, $16,653, $2,115 and $2,537) expenses paid to Huntington National Bank.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

37

Huntington Funds

Statements of Operations

Year Ended December 31, 2013

	Huntington VA International Equity Fund	Huntington VA Mid Corp America Fund	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund
Investment Income:
Dividend income	$961,204	$380,273	$96,981	$78,129
Dividend income from affiliated securities	792	438	4,247	55
Income from securities lending, net(a)	12,229	24,490	22,510	1,126
Foreign dividend taxes withheld	(101,316)	(1,147)	(2,913)	(66)

Total investment income	872,909	404,054	120,825	79,244

Expenses:
Investment advisory fees	200,777	159,151	22,624	37,487
Administration fees	60,454	47,918	6,813	11,287
Custodian fees	17,407	6,923	975	1,610
Transfer and dividend disbursing agent fees and expenses	10,048	9,386	7,452	7,720
Trustees’ fees	2,955	2,340	333	550
Professional fees	14,226	13,327	19,679	9,346
Pricing fees	14,298	4,028	3,065	8,869
Printing and postage	8,188	5,337	771	1,280
Insurance premiums	3,511	2,864	2,738	2,807
Compliance service fees	919	696	98	170
Line of credit fees	596	491	70	111
Interest expense	—	76	76	3
Other	5,737	5,200	1,821	2,108

Total expenses	339,116	257,737	66,515	83,348

Investment advisory fees waived	(9,266)	—	(22,574)	(18,252)

Net expenses	329,850	257,737	43,941	65,096

Net investment income	543,059	146,317	76,884	14,148

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	2,272,953	2,847,361	(57,024)	229,816
Net realized gain on option transactions	—	—	236	—
Net realized gain (loss) on foreign currency transactions	(32,598)	(471)	(8)	3

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	2,240,355	2,846,890	(56,796)	229,819

Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	4,212,464	4,407,901	310,340	1,120,302

Net realized and unrealized gain on investments options and foreign currency transactions	6,452,819	7,254,791	253,544	1,350,121

Change in net assets resulting from operations	$6,995,878	$7,401,108	$330,428	$1,364,269

(a)	Income from securities lending is net of ($2,589, $5,480, $4,975 and $220) expenses paid to Huntington National Bank.

See Notes which are an integral part of the Financial Statements.

38

Huntington Funds

Statements of Operations

Year Ended December 31, 2013

	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Investment Income:
Dividend income	$620,065	$74,532
Dividend income from affiliated securities	858	212
Interest income	—	390,114
Income from securities lending, net(a)	142,776	817
Foreign dividend taxes withheld	(962)	(19)

Total investment income	762,737	465,656

Expenses:
Investment advisory fees	336,671	116,046
Administration fees	101,364	34,939
Custodian fees	17,516	5,102
Transfer and dividend disbursing agent fees and expenses	12,168	8,709
Trustees’ fees	4,928	1,710
Professional fees	17,269	17,530
Pricing fees	8,962	31,178
Printing and postage	16,758	3,696
Insurance premiums	3,884	3,194
Compliance service fees	1,608	504
Line of credit fees	894	371
Other	7,143	3,956

Total expenses	529,165	226,935

Investment advisory fees waived	—	(25,991)

Net expenses	529,165	200,944

Net investment income	233,572	264,712

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investment transactions	3,283,539	317,490
Net realized gain on option transactions	506,099	—
Net realized gain (loss) on foreign currency transactions	(1,512)	12

Net realized gain on investments, options and translation of assets and liabilities in foreign currency transactions	3,788,126	317,502

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	11,282,454	(952,142)

Net realized and unrealized gain (loss) on investments options and foreign currency transactions	15,070,580	(634,640)

Change in net assets resulting from operations	$15,304,152	$(369,928)

(a)	Income from securities lending is net of ($32,039 and $201) expenses paid to Huntington National Bank.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

39

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Balanced Fund		Huntington VA Dividend Capture Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$1,066,203	$840,997	$1,462,687	$1,285,871
Net realized gain on investments	1,400,438	342,088	6,505,851	1,953,006
Net change in unrealized appreciation/depreciation of investments	3,821,408	2,629,042	(1,055,802)	288,287

Change in net assets resulting from operations	6,288,049	3,812,127	6,912,736	3,527,164

Distributions to Shareholders—
From net investment income	(840,999)	(657,202)	(1,203,200)	(1,257,345)
From net realized gain on investments	(395,753)	(193,193)	—	—

Change in net assets resulting from distributions to shareholders	(1,236,752)	(850,395)	(1,203,200)	(1,257,345)

Change in net assets resulting from capital transactions	(5,289,837)	2,096,820	2,623,976	(1,320,035)

Change in net assets	(238,540)	5,058,552	8,333,512	949,784
Net Assets:
Beginning of year	44,382,705	39,324,153	32,775,641	31,825,857

End of year	$44,144,165	$44,382,705	$41,109,153	$32,775,641

Accumulated net investment income included in net assets at end of year	$1,066,202	$840,998	$1,378,508	$1,250,542

Capital Transactions:
Shares sold	1,001,469	4,527,533	3,169,584	5,180,583
Shares issued in connection with merger	—	—	8,124,507	—
Dividends reinvested	1,236,751	850,395	1,203,200	1,257,345
Shares redeemed	(7,528,057)	(3,281,108)	(9,873,315)	(7,757,963)

Net change resulting from capital transactions	$(5,289,837)	$2,096,820	$2,623,976	$(1,320,035)

Share Transactions:
Shares sold	65,543	321,702	268,467	481,474
Shares issued in connection with merger	—	—	688,657	—
Dividends reinvested	77,685	59,149	97,425	117,729
Shares redeemed	(486,889)	(230,111)	(819,446)	(721,790)

Net change resulting from share transactions	(343,661)	150,740	235,103	(122,587)

See Notes which are an integral part of the Financial Statements.

40

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Growth Fund		Huntington VA Income Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$24,294	$178,613	$697,487	$808,550
Net realized gain on investments	2,551,447	1,084,274	2,209,510	806,384
Net change in unrealized appreciation/depreciation of investments	2,562,913	582,487	1,565,559	465,841

Change in net assets resulting from operations	5,138,654	1,845,374	4,472,556	2,080,775

Distributions to Shareholders—
From net investment income	(167,284)	(61,447)	(809,052)	(776,185)

Change in net assets resulting from distributions to shareholders	(167,284)	(61,447)	(809,052)	(776,185)

Change in net assets resulting from capital transactions	(5,117,896)	(1,932,099)	(3,562,289)	(1,055,762)

Change in net assets	(146,526)	(148,172)	101,215	248,828
Net Assets:
Beginning of year	17,465,178	17,613,350	20,276,039	20,027,211

End of year	$17,318,652	$17,465,178	$20,377,254	$20,276,039

Accumulated net investment income included in net assets at end of year	$20,134	$139,131	$664,423	$798,400

Capital Transactions:
Shares sold	387,927	1,772,989	1,485,561	2,935,290
Dividends reinvested	167,284	61,447	809,052	776,185
Shares redeemed	(5,673,107)	(3,766,535)	(5,856,902)	(4,767,237)

Net change resulting from capital transactions	$(5,117,896)	$(1,932,099)	$(3,562,289)	$(1,055,762)

Share Transactions:
Shares sold	42,737	215,070	140,496	304,026
Dividends reinvested	15,547	7,503	72,626	81,963
Shares redeemed	(584,893)	(452,632)	(539,463)	(494,160)

Net change resulting from share transactions	(526,609)	(230,059)	(326,341)	(108,171)

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

41

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Mid Corp America Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$543,059	$530,330	$146,317	$195,545
Net realized gain (loss) on investments	2,240,355	(1,070,632)	2,846,890	1,738,788
Net change in unrealized appreciation of investments	4,212,464	4,376,541	4,407,901	472,293

Change in net assets resulting from operations	6,995,878	3,836,239	7,401,108	2,406,626

Distributions to Shareholders—
From net investment income	(490,901)	(380,441)	(197,562)	(63,776)
From net realized gain on investments	—	—	(1,499,555)	(1,305,821)

Change in net assets resulting from distributions to shareholders	(490,901)	(380,441)	(1,697,117)	(1,369,597)

Change in net assets resulting from capital transactions	(815,638)	1,530,045	(5,177,287)	7,765,302

Change in net assets	5,689,339	4,985,843	526,704	8,802,331
Net Assets:
Beginning of year	31,070,800	26,084,957	25,273,923	16,471,592

End of year	$36,760,139	$31,070,800	$25,800,627	$25,273,923

Accumulated net investment income included in net assets at end of year	$503,067	$483,808	$140,778	$192,495

Capital Transactions:
Shares sold	5,566,334	7,227,331	903,802	1,962,153
Shares issued in connection with merger	—	—	—	11,114,709
Dividends reinvested	490,901	380,441	1,697,117	1,369,597
Shares redeemed	(6,872,873)	(6,077,727)	(7,778,206)	(6,681,157)

Net change resulting from capital transactions	$(815,638)	$1,530,045	$(5,177,287)	$7,765,302

Share Transactions:
Shares sold	356,756	540,031	44,696	104,397
Shares issued in connection with merger	—	—	—	577,960
Dividends reinvested	29,290	27,001	76,104	74,855
Shares redeemed	(438,619)	(448,471)	(357,886)	(355,997)

Net change resulting from share transactions	(52,573)	118,561	(237,086)	401,215

See Notes which are an integral part of the Financial Statements.

42

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Real Strategies Fund		Huntington VA Rotating Markets Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$76,884	$54,863	$14,148	$47,234
Net realized gain (loss) on investments	(56,796)	105,858	229,819	1,461,398
Net change in unrealized appreciation/depreciation of investments	310,340	(199)	1,120,302	(1,066,523)

Change in net assets resulting from operations	330,428	160,522	1,364,269	442,109

Distributions to Shareholders—
From net investment income	(36,390)	(8,929)	(45,507)	(97,697)
From net realized gain on investments	(101,604)	(18,205)	(581,280)	—

Change in net assets resulting from distributions to shareholders	(137,994)	(27,134)	(626,787)	(97,697)

Change in net assets resulting from capital transactions	(332,465)	126,277	(282,157)	(815,541)

Change in net assets	(140,031)	259,665	455,325	(471,129)
Net Assets:
Beginning of year	3,800,451	3,540,786	5,991,299	6,462,428

End of year	$3,660,420	$3,800,451	$6,446,624	$5,991,299

Accumulated net investment income included in net assets at end of year	$45,850	$26,343	$14,151	$47,211

Capital Transactions:
Shares sold	313,164	678,400	380,778	644,785
Dividends reinvested	137,994	27,134	626,787	97,697
Shares redeemed	(783,623)	(579,257)	(1,289,722)	(1,558,023)

Net change resulting from capital transactions	$(332,465)	$126,277	$(282,157)	$(815,541)

Share Transactions:
Shares sold	36,412	78,869	28,691	51,034
Dividends reinvested	15,540	3,159	46,257	8,028
Shares redeemed	(87,999)	(66,516)	(93,516)	(124,001)

Net change resulting from share transactions	(36,047)	15,512	(18,568)	(64,939)

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

43

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Situs Fund		Huntington VA Mortgage Securities Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$233,572	$222,477	$264,712	$337,480
Net realized gain on investments	3,788,126	392,626	317,502	25,679
Net change in unrealized appreciation/depreciation of investments	11,282,454	7,616,183	(952,142)	300,304

Change in net assets resulting from operations	15,304,152	8,231,286	(369,928)	663,463

Distributions to Shareholders—
From net investment income	(186,069)	—	(472,163)	(487,131)

Change in net assets resulting from distributions to shareholders	(186,069)	—	(472,163)	(487,131)

Change in net assets resulting from capital transactions	1,707,110	1,900,338	(1,181,740)	292,511

Change in net assets	16,825,193	10,131,624	(2,023,831)	468,843
Net Assets:
Beginning of year	45,402,298	35,270,674	20,062,540	19,593,697

End of year	$62,227,491	$45,402,298	$18,038,709	$20,062,540

Accumulated net investment income included in net assets at end of year	$269,009	$307,777	$398,992	$470,344

Capital Transactions:
Shares sold	17,670,048	13,584,039	1,915,784	3,252,286
Dividends reinvested	186,069	—	472,163	487,131
Shares redeemed	(16,149,007)	(11,683,701)	(3,569,687)	(3,446,906)

Net change resulting from capital transactions	$1,707,110	$1,900,338	$(1,181,740)	$292,511

Share Transactions:
Shares sold	875,054	817,181	161,203	269,096
Dividends reinvested	7,901	—	41,165	40,798
Shares redeemed	(777,770)	(698,962)	(300,719)	(283,992)

Net change resulting from share transactions	105,185	118,219	(98,351)	25,902

See Notes which are an integral part of the Financial Statements.

44

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H U N T I N G T O N      F U N D S

45

Huntington Funds

Financial Highlights

(For a share outstanding throughout each year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investment Transactions	Distributions From Return of Capital	Total Distributions
Huntington VA Balanced Fund
2009	$10.26	0.13	(4)	1.68	1.81	(0.05)	—	—	(0.05)
2010	$12.02	0.16		1.09	1.25	(0.01)	—	—	(0.01)
2011	$13.26	0.17		0.06	0.23	(0.12)	— (5)	—	(0.12)
2012	$13.37	0.27		0.99	1.26	(0.22)	(0.06)	—	(0.28)
2013	$14.35	0.43		1.74	2.17	(0.31)	(0.15)	—	(0.46)
Huntington VA Dividend Capture Fund
2009	$7.09	0.37		1.41	1.78	—	—	—	—
2010	$8.87	0.38		0.91	1.29	(0.41)	—	—	(0.41)
2011	$9.75	0.44		0.25	0.69	(0.38)	—	—	(0.38)
2012	$10.06	0.45		0.70	1.15	(0.43)	—	—	(0.43)
2013	$10.78	0.43		1.72	2.15	(0.38)	—	—	(0.38)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Does not include the effect of expenses of underlying funds.
(4)	Per share net investment income (loss) has been calculated using the average shares method.
(5)	Amount is less than $0.005.

See Notes which are an integral part of the Financial Statements.

46

Net Asset Value, End of Year	Total Return(1)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, End of Year (000 Omitted)	Portfolio Turnover Rate

$12.02	17.70%	0.10	%(3)	1.11%	0.61	%(3)	$6,810	20%
$13.26	10.43%	0.10	%(3)	2.08%	0.45	%(3)	$26,869	17%
$13.37	1.75%	0.10	%(3)	1.94%	0.46	%(3)	$39,324	27%
$14.35	9.42%	0.10	%(3)	1.94%	0.41	%(3)	$44,383	13%
$16.06	15.14%	0.10	%(3)	2.39%	0.41	%(3)	$44,144	7%

$8.87	25.11%	1.00%		4.81%	1.00%		$33,557	94%
$9.75	15.12%	0.98%		3.54%	0.98%		$33,625	120%
$10.06	7.07%	0.97%		3.74%	0.97%		$31,826	142%
$10.78	11.47%	0.95%		3.85%	0.95%		$32,776	110%
$12.55	19.96%	0.98%		3.63%	0.98%		$41,109	118%

H U N T I N G T O N      F U N D S

47

Huntington Funds

Financial Highlights

(For a share outstanding throughout each year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investment Transactions	Distributions From Return of Capital	Total Distributions
Huntington VA Growth Fund
2009	$6.14	0.01	0.97	0.98	—	—	—	—
2010	$7.12	0.01	0.68	0.69	(0.01)	—	—	(0.01)
2011	$7.80	0.03	(0.26)	(0.23)	(0.01)	—	—	(0.01)
2012	$7.56	0.09	0.70	0.79	(0.03)	—	—	(0.03)
2013	$8.32	0.04	2.76	2.80	(0.10)	—	—	(0.10)
Huntington VA Income Equity Fund
2009	$6.57	0.22	1.20	1.42	—	—	—	—
2010	$7.99	0.24	0.67	0.91	(0.23)	—	—	(0.23)
2011	$8.67	0.38	0.23	0.61	(0.26)	—	—	(0.26)
2012	$9.02	0.42	0.54	0.96	(0.38)	—	—	(0.38)
2013	$9.60	0.47	1.80	2.27	(0.46)	—	—	(0.46)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

48

Net Asset Value, End of Year	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, End of Year (000 Omitted)	Portfolio Turnover Rate

$7.12	15.96%	0.99%	0.19%	0.99%	$15,272	118%
$7.80	9.72%	1.02%	0.19%	1.02%	$18,511	331%
$7.56	(2.93)%	1.00%	0.40%	1.00%	$17,613	137%
$8.32	10.45%	0.97%	0.98%	0.97%	$17,465	140%
$11.02	33.74%	1.02%	0.14%	1.02%	$17,319	151%

$7.99	21.61%	0.97%	3.28%	0.97%	$20,704	96%
$8.67	11.79%	1.00%	2.81%	1.00%	$21,798	107%
$9.02	7.06%	0.99%	3.57%	0.99%	$20,027	199%
$9.60	10.73%	0.97%	3.85%	0.97%	$20,276	201%
$11.41	23.81%	1.00%	3.32%	1.00%	$20,377	151%

H U N T I N G T O N      F U N D S

49

Huntington Funds

Financial Highlights

(For a share outstanding throughout each year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investment Transactions	Distributions From Return of Capital	Total Distributions
Huntington VA International Equity Fund
2009	$10.06	0.23	3.14	3.37	(0.01)	—	—	(0.01)
2010	$13.42	0.14	1.06	1.20	(0.16)	—	—	(0.16)
2011	$14.46	0.17	(1.84)	(1.67)	(0.16)	—	—	(0.16)
2012	$12.63	0.23	1.54	1.77	(0.17)	—	—	(0.17)
2013	$14.23	0.26	2.99	3.25	(0.23)	—	—	(0.23)
Huntington VA Mid Corp America Fund
2009	$10.78	0.10	3.59	3.69	—	—	—	—
2010	$14.47	0.08	3.19	3.27	(0.10)	—	—	(0.10)
2011	$17.64	0.08	(0.57)	(0.49)	(0.08)	—	—	(0.08)
2012	$17.07	0.13	2.35	2.48	(0.05)	(1.00)	—	(1.05)
2013	$18.50	0.17	5.78	5.95	(0.19)	(1.41)	—	(1.60)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements.

50

Net Asset Value, End of Year	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Year (000 Omitted)	Portfolio Turnover Rate

$13.42	33.47%	1.01%	2.17%	1.05%	$16,362	29%
$14.46	9.18%	1.10%	1.42%	1.10%	$22,648	35%
$12.63	(11.55)%	1.03%	1.77%	1.03%	$26,085	36%
$14.23	14.04%	1.00%	1.79%	1.00%	$31,071	25%
$17.25	22.90%	0.99%	1.62%	1.01%	$36,760	57%

$14.47	34.23%	0.97%	0.76%	0.97%	$18,673	23%
$17.64	22.80%	1.02%	0.41%	1.02%	$20,316	21%
$17.07	(2.77)%	1.02%	0.33%	1.02%	$16,472	24%
$18.50	14.59%	1.06%	0.84%	1.06%	$25,274	29%
$22.85	32.34%	0.97%	0.55%	0.97%	$25,801	4%

H U N T I N G T O N      F U N D S

51

Huntington Funds

Financial Highlights

(For a share outstanding throughout each year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investment Transactions	Distributions From Return of Capital	Total Distributions
Huntington VA Real Strategies Fund
2009	$5.67	0.03	1.94	1.97	—	—	—	—
2010	$7.64	(0.03)	1.72	1.69	(0.02)	—	—	(0.02)
2011	$9.31	0.03	(0.93)	(0.90)	(0.01)	—	—	(0.01)
2012	$8.40	0.13	0.23	0.36	(0.02)	(0.04)	—	(0.06)
2013	$8.70	0.20	0.58	0.78	(0.09)	(0.26)	—	(0.35)
Huntington VA Rotating Markets Fund
2009	$7.85	0.12	2.50	2.62	—	—	—	—
2010	$10.47	0.03	0.72	0.75	(0.12)	—	—	(0.12)
2011	$11.10	0.18	0.58	0.76	(0.04)	—	—	(0.04)
2012	$11.82	0.13	0.69	0.82	(0.21)	—	—	(0.21)
2013	$12.43	0.05	2.95	3.00	(0.11)	(1.41)	—	(1.52)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Per share net investment income (loss) has been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements.

52

Net Asset Value, End of Year	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Year (000 Omitted)	Portfolio Turnover Rate

$7.64	34.74%	1.42%	0.75%	1.79%	$1,166	33%
$9.31	22.15%	1.68%	(0.28)%	1.68%	$3,020	23%
$8.40	(9.63)%	1.54%	0.32%	1.54%	$3,541	65%
$8.70	4.34%	1.26%	1.46%	1.26%	$3,800	33%
$9.13	9.10%	1.17%	2.04%	1.76%	$3,660	48%

$10.47	33.38%	1.01%	1.34%	1.02%	$6,473	229%
$11.10	7.34%	1.14%	0.33%	1.14%	$6,957	254%
$11.82	6.84%	1.15%	1.44%	1.15%	$6,462	2%
$12.43	6.94%	1.11%	0.74%	1.11%	$5,991	113%
$13.91	24.44%	1.04%	0.23%	1.33%	$6,447	103%

H U N T I N G T O N      F U N D S

53

Huntington Funds

Financial Highlights

(For a share outstanding throughout each year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investment Transactions	Distributions From Return of Capital	Total Distributions
Huntington VA Situs Fund
2009	$8.74	0.07	2.81	2.88	—	—	—	—
2010	$11.62	0.01	3.41	3.42	(0.05)	—	—	(0.05)
2011	$14.99	(0.01)	(0.13)	(0.14)	— (3)	—	—	— (3)
2012	$14.85	0.09	3.27	3.36	—	—	—	—
2013	$18.21	0.08	5.73	5.81	(0.07)	—	—	(0.07)
Huntington VA Mortgage Securities Fund
2009	$10.62	0.32	0.26	0.58	—	—	—	—
2010	$11.20	0.16	0.39	0.55	(0.26)	—	—	(0.26)
2011	$11.49	0.23	0.38	0.61	(0.24)	—	—	(0.24)
2012	$11.86	0.21	0.19	0.40	(0.30)	—	—	(0.30)
2013	$11.96	0.19	(0.42)	(0.23)	(0.31)	—	—	(0.31)

(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Amount is less than $0.005.
(4)	Rounds to less than 0.005%.

See Notes which are an integral part of the Financial Statements.

54

Net Asset Value, End of Year	Total Return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, End of Year (000 Omitted)	Portfolio Turnover Rate

$11.62	32.95%	1.01%	0.73%		1.01%	$17,035	10%
$14.99	29.61%	1.02%	0.13%		1.02%	$23,683	19%
$14.85	(0.91)%	0.99%	—	%(4)	0.99%	$35,271	14%
$18.21	22.63%	0.96%	0.55%		0.96%	$45,402	10%
$23.95	31.92%	0.94%	0.42%		0.94%	$62,227	26%

$11.20	5.46%	1.05%	3.40%		1.07%	$10,958	29%
$11.49	4.89%	1.11%	2.44%		1.11%	$17,348	3%
$11.86	5.30%	1.15%	2.09%		1.15%	$19,594	27%
$11.96	3.35%	1.10%	1.66%		1.10%	$20,063	27%
$11.42	(1.95)%	1.04%	1.37%		1.17%	$18,039	24%

H U N T I N G T O N      F U N D S

55

Huntington Funds

Notes to Financial Statements

December 31, 2013

(1)	Organization

The Huntington Funds (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2013, the Trust operated 31 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectuses provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Huntington VA Balanced Fund (“VA Balanced Fund”)

Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)

Huntington VA Growth Fund (“VA Growth Fund”)

Huntington VA Income Equity Fund (“VA Income Equity Fund”)

Huntington VA International Equity Fund (“VA International Equity Fund”)

Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”)

Huntington VA Real Strategies Fund (“VA Real Strategies Fund”)

Huntington VA Rotating Markets Fund (“VA Rotating Markets Fund”)

Huntington VA Situs Fund (“VA Situs Fund”)

Huntington VA Mortgage Securities Fund (“VA Mortgage Securities Fund”)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), the Funds were sold during the year only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Lincoln Insurance Company, Nationwide Insurance Company, Sun Life Assurance Company of Canada (U.S.) and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

On March 28, 2013 the Huntington VA Dividend Capture Fund (“Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the Huntington VA Macro 100 Fund (“Acquired Fund”) pursuant to an agreement and plan of reorganization approved by the Board of Trustees on November 8, 2012. The reorganization provides shareholders of the Acquired Fund access to a larger and more diversified portfolio with a similar investment strategy and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 688,657 shares of the Acquiring Fund (valued at $8,124,507) for 757,410 shares of the Acquired Fund outstanding on March 28, 2013. The investment portfolio of the Acquired Fund, with a fair value of $8,118,995 and identified cost of $6,447,250 was the principal asset acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the identified cost of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $35,322,345. The net assets of the Acquired Fund at that date of $8,124,507, including $1,671,745 of unrealized appreciation, were combined with those of the Acquiring Fund, resulting in combined net assets of $43,446,852.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended December 31, 2013, are as follows:

Net Investment Income*	$1,509,080
Net Realized and Unrealized Gain on Investments	$6,450,532
Net Increase in Net Assets Resulting From Operations	$9,429,430

*	Net Investment Income includes $11,500 of pro forma additional merger expenses.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s accompanying Statement of Operations since March 28, 2013.

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Notes to Financial Statements (continued)

December 31, 2013

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1	- quoted prices in active markets for identical assets.

• Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3	- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded and are then typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except the U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. In valuing debt securities, a security pricing service may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2013

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities. If the movement in the index is greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to fair value its international equity securities, which are then typically categorized as Level 2 in the fair value hierarchy.

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using methods such as discounted cash flow models, various real estate debt spreads, and other market indicators, which the Trustees deem indicative of the estimated fair value of the real estate investments.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013 based on the three levels defined previously:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Balanced Fund
Investment Securities:
Mutual Funds	$43,251,727	$—	$—	$43,251,727
Cash Equivalents	879,884	—	—	879,884

Total Investment Securities	44,131,611	—	—	44,131,611

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Notes to Financial Statements (continued)

December 31, 2013

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Dividend Capture Fund
Investment Securities:
Common Stocks	$30,609,872	$—	$—	$30,609,872
Preferred Stocks	9,587,758	—	—	9,587,758
Exchange-Traded Funds	417,565	—	—	417,565
Cash Equivalents	152,351	—	—	152,351
Short-Term Securities Held as Collateral for Securities Lending	4,657,256	—	—	4,657,256

Total Investment Securities	45,424,802	—	—	45,424,802

VA Growth Fund
Investment Securities:
Common Stocks	17,009,105	—	—	17,009,105
Cash Equivalents	340,496	—	—	340,496
Short-Term Securities Held as Collateral for Securities Lending	685,149	—	—	685,149

Total Investment Securities	18,034,750	—	—	18,034,750

VA Income Equity Fund
Investment Securities:
Common Stocks	19,941,209	—	—	19,941,209
Cash Equivalents	429,233	—	—	429,233
Short-Term Securities Held as Collateral for Securities Lending	1,689,794	—	—	1,689,794

Total Investment Securities	22,060,236	—	—	22,060,236

VA International Equity Fund
Investment Securities:
Common Stocks	34,676,148	—	—	34,676,148
Closed End Funds	421,820	—	—	421,820
Cash Equivalents	1,564,721	—	—	1,564,721
Short-Term Securities Held as Collateral for Securities Lending	2,103,253	—	—	2,103,253

Total Investment Securities	38,765,942	—	—	38,765,942

VA Mid Corp America Fund
Investment Securities:
Common Stocks	24,481,026	—	—	24,481,026
Cash Equivalents	1,335,531	—	—	1,335,531
Short-Term Securities Held as Collateral for Securities Lending	1,261,114	—	—	1,261,114

Total Investment Securities	27,077,671	—	—	27,077,671

VA Real Strategies Fund
Investment Securities:
Common Stocks	2,897,099	—	—	2,897,099
Exchange-Traded Funds	328,435	—	—	328,435
Real Estate Investments	—	—	229,830	229,830
Closed-End Fund	86,655	—	—	86,655
Options Purchased	17	—	—	17
Cash Equivalents	127,204	—	—	127,204
Short-Term Securities Held as Collateral for Securities Lending	522,788	—	—	522,788

Total Investment Securities	3,962,198	—	229,830	4,192,028
Other Financial Instruments: *
Written Options	(4,095)	—	—	(4,095)

Total Investments	3,958,103	—	229,830	4,187,933

VA Rotating Markets Fund
Investment Securities:
Common Stocks	6,137,936	—	—	6,137,936
Exchange-Traded Funds	92,796	—	—	92,796
Cash Equivalents	215,645	—	—	215,645
Short-Term Securities Held as Collateral for Securities Lending	221,778	—	—	221,778

Total Investment Securities	6,668,155	—	—	6,668,155

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59

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2013

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Situs Fund
Investment Securities:
Common Stocks	$60,308,658	$—	$—	$60,308,658
Exchange-Traded Funds	134,225	—	—	134,225
Cash Equivalents	2,628,213	—	—	2,628,213
Short-Term Securities Held as Collateral for Securities Lending	11,799,361	—	—	11,799,361

Total Investment Securities	74,870,457	—	—	74,870,457
Other Financial Instruments:*
Written Options	(199,875)	—	—	(199,875)

Total Investments	74,670,582	—	—	74,670,582

VA Mortgage Securities Fund
Investment Securities:
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corporation	—	2,443,912	—	2,443,912
Federal National Mortgage Association	—	8,247,200	—	8,247,200
Government National Mortgage Association	—	2,723,027	—	2,723,027
U.S. Government Agencies
Federal Farm Credit Bank	—	1,385,789	—	1,385,789
Federal Home Loan Bank	—	1,106,133	—	1,106,133
Federal Home Loan Mortgage Corporation	—	600,448	—	600,448
Common Stocks	937,911	—	—	937,911
Collateralized Mortgage Obligations
Federal Home Loan Bank	—	12,931	—	12,931
Federal Home Loan Mortgage Corporation	—	126,313	—	126,313
Federal National Mortgage Association	—	16,560	—	16,560
Cash Equivalents	418,291	—	—	418,291
Short-Term Securities Held as Collateral for Securities Lending	76,411	—	—	76,411

Total Investment Securities	1,432,613	16,662,313	—	18,094,926

*	Other Financial Instruments are derivative instruments not reflected on the Portfolio of Investments, such as written option contracts.

The following is a summary of the transfers between Level 1 and Level 2 of the fair value hierarchy for the fiscal year ended December 31, 2013:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
VA International Equity Fund
Common Stocks	$—	$16,593,525

Total	$—	$16,593,525

VA Situs Fund
Common Stocks	$—	$1,173,281

Total	$—	$1,173,281

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end. Transfers from Level 2 to Level 1 indicate that the fair value of international equity securities used at the previous reporting period end did not occur as of the current reporting period end.

The following is a summary of the inputs used to value the VA Real Strategies Fund’s Level 3 investments as of December 31, 2013:

Type of Assets	Fair Value at 12/31/13	Valuation Techniques	Unobservable Input(s)	Range (Weighted Average)
Real Estate Investments	$229,830	Discounted Cash Flow	Discount Rate	1.3% - 24.4% (10.1%)
			Market Cap Rate	7.0% - 12.0% (8.4%)

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2013

The significant unobservable inputs used in the fair value measurement of VA Real Strategies Fund’s investments in real estate investments were cash flows and discount and market cap rates. An increase in the cash flows and/or market cap rate or decreases in the discount rate used would increase the value of the investment. A decrease in the cash flows and/or market cap rate or increases in the discount rate used would decrease the value of the investment. Although the changes in the unobservable inputs may significantly change the security’s value, significant and reasonable changes to any of these inputs would not significantly impact the net assets of the VA Real Strategies Fund.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

VA Real Strategies Fund

Real Estate Investments
Balance as of December 31, 2012	$233,195
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	—
Sales	(51,546)
Realized Gain	1,546
Realized Loss	—
Change in unrealized appreciation (depreciation)	46,635

Ending Balance as of December 31, 2013	$229,830

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds did not own any repurchase agreements at December 31, 2013.

C.	When-Issued and Delayed-Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. The Funds did not own any when-issued securities at December 31, 2013.

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2013

The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2013, VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of VA Income Equity Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	—	$—
Options written	2,090	113,042
Options expired	(1,280)	(59,007)
Options closed	(220)	(13,853)
Options exercised	(590)	(40,182)

Outstanding at 12/31/2013	—	$—

The following is a summary of VA Real Strategies Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	—	$—
Options written	31	3,902
Options expired	(12)	(680)
Options closed	(12)	(862)
Options exercised	—	—

Outstanding at 12/31/2013	7	$2,360

At December 31, 2013, VA Real Strategies Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Anadarko Petroleum Corp.	Put	January 2014	$85	7	$4,095	$(1,735)
Net Unrealized Depreciation on Written Option Contracts						$(1,735)

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Notes to Financial Statements (continued)

December 31, 2013

The following is a summary of VA Situs Fund’s written option activity for the year ended December 31, 2013:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2012	150	$56,121
Options written	3,056	868,618
Options expired	(1,053)	(319,709)
Options closed	(693)	(278,014)
Options exercised	(1,110)	(245,062)

Outstanding at 12/31/2013	350	$81,954

At December 31, 2013, VA Situs Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Anixter International, Inc.	Call	February 2014	$85	100	$66,000	$(34,804)
Trimble Navigation Ltd.	Call	February 2014	30	200	100,000	(71,345)
Texas Industries, Inc.	Call	January 2014	60	25	22,375	(8,946)
Texas Industries, Inc.	Call	January 2014	65	25	11,500	(2,826)
Net Unrealized Depreciation on Written Option Contracts						$(117,921)

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2013, and the effect of derivative instruments on the Statements of Operations for the fiscal year ended December 31, 2013.

The fair value of Derivative Instruments as of December 31, 2013 is as follows:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	VA Real Strategies Fund	$4,095
			VA Situs Fund	199,875

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2013 is as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Option Contracts	Net realized gain (loss) on option transactions/net change in unrealized appreciation (depreciation) of investments and options	VA Income Equity Fund	$43,983	$—
		VA Real Strategies Fund	236	(1,735)
		VA Situs Fund	506,099	(142,917)

Balance Sheet Offsetting Information

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2013.

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63

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2013

Securities Loaned
				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
VA Dividend Capture Fund	$4,657,256	$—	$4,657,256	$(4,657,256)	$—	$—
VA Growth Fund	685,149	—	685,149	(685,149)	—	—
VA Income Equity Fund	1,689,794	—	1,689,794	(1,689,794)	—	—
VA International Equity	2,103,253	—	2,103,253	(2,103,253)	—	—
VA Mid Corp America Fund	1,261,114	—	1,261,114	(1,261,114)	—	—
VA Real Strategies Fund	522,788	—	522,788	(522,788)	—	—
VA Rotating Markets Fund	221,778	—	221,778	(221,778)	—	—
VA Situs Fund	11,799,361	—	11,799,361	(11,799,361)	—	—
VA Mortgage Securities Fund	76,411	—	76,411	(76,411)	—	—

Written Options
				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
VA Real Strategies Fund	$4,095	$—	$4,095	$(59,500)	$—	$—
VA Situs Fund	199,875	—	199,875	(3,849,070)	—	—

[1]

Gross Amounts of Recognized Liabilities as presented on the Statements of Assets and Liabilities are the actual closing values of liabilities outstanding as of December 31, 2013. Notional Values for Written Options as of December 31, 2013 are presented in the subsequent table.

The notional value of the written options contracts outstanding at December 31, 2013 and the month-end average notional amount for the fiscal year ended December 31, 2013 are detailed in the table below:

Fund	Average Month-End Notional Amount	December 31, 2013 Notional Amount
VA Income Equity Fund	$1,416,381	$—
VA Real Strategies Fund	16,592	59,500
VA Situs Fund	4,727,396	1,762,500

Derivative positions during the period and at period end are reflected for each Fund in the tables presented above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

Netting Agreements—During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to the netting agreements.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc., the Funds’ investment adviser, will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the

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next business day to meet required amounts under the security lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank serves as the custodian and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

As of December 31, 2013, the following Funds had securities with the following market values on loan and related activity:

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Period	Securities Lending Income Received by the Funds	Fees Paid the Funds to Huntington from Securities Lending
VA Dividend Capture Fund	$4,552,985	$4,657,256	$2,930,958	$89,930	$16,653
VA Growth Fund	681,047	685,149	600,127	12,095	2,115
VA Income Equity Fund	1,648,715	1,689,794	2,030,115	13,972	2,537
VA International Equity Fund	2,069,417	2,103,253	1,046,763	14,818	2,589
VA Mid Corp America Fund	1,236,656	1,261,114	1,172,329	29,970	5,480
VA Real Strategies Fund	512,426	522,788	560,908	27,485	4,975
VA Rotating Markets Fund	217,557	221,778	153,013	1,346	220
VA Situs Fund	11,548,000	11,799,361	7,218,146	174,815	32,039
VA Mortgage Securities Fund	74,736	76,411	104,642	1,018	201

G.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31, 2013, the VA Real Strategies Fund held illiquid restricted securities representing 6.28% respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Cost ($)	Value ($)
Grocery & Pharmacy DST	8/26/11	$50,000	$53,292
New York Power DST	7/21/11	50,000	57,816
Scotts Gahanna LLC	12/13/11	50,000	59,148
Winston-Salem DST	2/22/12	50,000	59,574

H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either

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considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, paydowns gains/losses on mortgage backed and asset backed securities, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily attributable to losses deferred due to wash sales and straddles, capital loss carryfowards, non taxable distributions from underlying investments and the tax treatment of passive foreign investment companies.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

J.	Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated prop rt onally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provis ons available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
VA Balanced Fund	$36,136,621	$8,468,480	$(473,490)	$7,994,990
VA Dividend Capture Fund	43,162,636	3,609,644	(1,347,478)	2,262,166
VA Growth Fund	13,999,581	4,085,822	(50,653)	4,035,169
VA Income Equity Fund	18,582,182	3,648,568	(170,514)	3,478,054
VA International Equity Fund	30,379,427	8,591,488	(204,973)	8,386,515
VA Mid Corp America Fund	16,257,903	10,865,415	(45,647)	10,819,768
VA Real Strategies Fund	3,786,609	678,816	(273,397)	405,419
VA Rotating Markets Fund	5,611,619	1,180,915	(124,379)	1,056,536
VA Situs Fund	52,202,922	23,544,511	(876,976)	22,667,535
VA Mortgage Securities Fund	17,726,078	616,483	(247,635)	368,848

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2013, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$919,082	$317,670	$1,236,752	$—	$1,236,752
VA Dividend Capture Fund	1,203,200	—	1,203,200	—	1,203,200

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December 31, 2013

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Growth Fund	$167,284	$—	$167,284	$—	$167,284
VA Income Equity Fund	809,052	—	809,052	—	809,052
VA International Equity Fund	490,901	—	490,901	—	490,901
VA Mid Corp America Fund	813,991	883,126	1,697,117	—	1,697,117
VA Real Strategies Fund	54,961	83,033	137,994	—	137,994
VA Rotating Markets Fund	45,507	581,280	626,787	—	626,787
VA Situs Fund	186,069	—	186,069	—	186,069
VA Mortgage Securities Fund	472,163	—	472,163	—	472,163

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2012, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$689,697	$160,698	$850,395	$—	$850,395
VA Growth Fund	61,447	—	61,447	—	61,447
VA Income Equity Fund	776,186	—	776,186	—	776,186
VA International Equity Fund	380,441	—	380,441	—	380,441
VA Mid Corp America Fund	63,776	1,305,821	1,369,597	—	1,369,597
VA Real Strategies Fund	8,929	18,205	27,134	—	27,134
VA Rotating Markets Fund	97,697	—	97,697	—	97,697
VA Mortgage Securities Fund	487,131	—	487,131	—	487,131

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Other Temporary Differences	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
VA Balanced Fund	$1,173,789	$1,218,056	$2,391,845	$—	$—	$7,994,990	$10,386,835
VA Dividend Capture Fund	1,417,186	—	1,417,186	—	(2,558,906)	2,262,166	1,120,446
VA Growth Fund	238,964	1,435,056	1,674,020	—	—	4,035,169	5,709,189
VA Income Equity Fund	656,364	—	656,364	(21,396)	(2,334,717)	3,478,054	1,778,305
VA International Equity Fund	538,694	—	538,694	(29,807)	(1,700,597)	8,388,472	7,196,762
VA Mid Corp America Fund	140,778	2,483,527	2,624,305	—	(1,079,791)	10,819,769	12,364,283
VA Real Strategies Fund	42,864	—	42,864	—	(24,401)	403,684	422,147
VA Rotating Markets Fund	228,570	17,106	245,676	—	—	1,056,536	1,302,212
VA Situs Fund	203,488	2,883,263	3,086,751	—	—	22,549,694	25,636,445
VA Mortgage Securities Fund	398,991	—	398,991	—	(230,204)	368,848	537,635

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforw- rds will retain their character as either short-term or long-term capital losses rather than being considered all short-term as perm tted under previous regulation.

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Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

As of December 31, 2013, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains if any, to the extent provided by the Treasury regulations:

Fund	2016	2017	2018	No Expiration Short Term*	No Expiration Long Term*	Total
VA Dividend Capture Fund	$—	$2,558,906	$—	$—	$—	$2,558,906
VA Income Equity Fund	—	2,334,717	—	—	—	2,334,717
VA International Equity Fund	—	1,133,334	567,263	—	—	1,700,597
VA Mid Corp America Fund **	1,079,791	—	—	—	—	1,079,791
VA Real Strategies	—	—	—	24,401	—	24,401
VA Mortgage Securities Fund	100,360	90,146	21,805	17,893	—	230,204

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**	Future utilization is limited under current tax law.

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards:

Fund	Amount
VA Dividend Capture Fund	$6,616,459
VA Growth Fund	751,279
VA Income Equity Fund	1,580,210
VA International Equity Fund	679,586
VA Mid Corp America Fund	359,930
VA Situs Fund	1,013,685

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Adviser”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser. The Adviser receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund, except for VA Balanced Fund, for which the Adviser receives a fee, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the VA Balanced Fund.

The Adviser has agreed to contractually waive all or a portion of its investment advisory fee for VA Balanced Fund (based on average daily net assets) to which it is otherwise entitled and/or to reimburse certain operating expenses of VA Balanced Fund in order to limit the total direct net annual operating expenses to not more than 0.10% of the average daily net assets of VA Balanced Fund through April 30, 2014. Huntington and the Adviser may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

The Adviser has agreed to contractually waive all or a portion of its investment advisory fee for VA International Equity Fund, VA Rotating Markets Fund and VA Mortgage Securities Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of VA International Equity Fund, VA Rotating Markets Fund and VA Mortgage Securities Fund in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.00% of the average daily net assets of each of VA International Equity Fund, VA Rotating Markets Fund and VA Mortgage Securities Fund through April 30, 2014.

The Adviser has agreed to contractually waive all or a portion of its investment advisory fee for VA Real Strategies Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of VA Real Strategies Fund in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.20% of the average daily net assets of VA Real Strategies Fund through April 30, 2015.

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Amounts waived or reimbursed in the contractual period may be recouped by the Adviser within three years of the waiver and/or reimbursement. As of December 31, 2013, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
VA Balanced Fund	$123,165	2014
	133,251	2015
	135,635	2016
VA International Equity Fund	9,266	2016
VA Real Strategies Fund	22,574	2016
VA Rotating Markets Fund	18,252	2016
VA Mortgage Securities Fund	25,991	2016

Administrative Fees—Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, serves as Administrator to the Trust. The fees paid for administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

HASI provides administrative and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Transfer and Dividend Disbursing Agent Fees and Expenses—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for the foreign assets of VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund. Huntington and Brown Brothers Harriman receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General—Certain officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Audit Committee Chairman receives $33,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $50,000 annual retainer plus $2,500 per regular Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Funds for incremental work outside of the regular meeting process based on the value added to the Funds. In addition, the Funds reimburse Trustees who are not employees of or affiliated with the Adviser for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2013, actual Trustee compensation was $325,000 in aggregate from the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Adviser. Income distributions earned from investments in these funds are

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recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

Fund	12/31/12 Market Value	Purchases	Sales	12/31/13 Market Value	Income
U.S. Treasury Money Market Fund
VA Dividend Capture Fund	$606,094	$13,590,920	$(14,044,663)	$152,351	$378
VA Growth Fund	211,691	5,950,454	(5,821,649)	340,496	142
VA Income Equity Fund	712,658	5,899,774	(6,183,199)	429,233	144
VA International Equity Fund	1,158,404	10,506,137	(10,099,820)	1,564,721	792
VA Mid Corp America Fund	782,960	7,460,012	(6,907,441)	1,335,531	438
VA Real Strategies Fund	194,383	2,420,474	(2,487,653)	127,204	59
VA Rotating Markets Fund	86,329	1,198,446	(1,069,130)	215,645	55
VA Situs Fund	2,078,878	22,768,919	(22,219,584)	2,628,213	858
VA Mortgage Securities Fund	572,278	6,358,670	(6,512,657)	418,291	212

Additionally, VA Balanced Fund invests in other funds within the Trust. A summary of the VA Balanced Fund’s investments in these affiliated funds is set forth below:

VA Balanced Fund	12/31/12 Market Value	Purchases	Sales	12/31/13 Market Value	Income
Huntington U.S. Treasury Money Market Fund	$901,499	$6,759,997	$(6,781,612)	$879,884	313
Huntington Fixed Income Securities Fund	13,927,448	1,967,187	(1,363,090)	13,852,496	419,264
VA Dividend Capture Fund	1,773,065	129,800	(641,413)	3,971,879	117,528
VA Growth Fund	7,993,194	147,783	(2,490,246)	7,946,700	77,682
VA Income Equity Fund	5,307,578	243,089	(1,199,424)	5,297,998	212,275
VA International Equity Fund	4,460,478	129,613	(998,431)	4,463,562	60,397
VA Macro 100 Fund	2,220,675	32,716	(182,391)	—	32,716
VA Mid Corp America Fund	3,561,922	236,085	(1,039,383)	3,535,077	235,190
VA Situs Fund	1,341,294	67,765	(460,951)	1,321,920	4,067
VA Mortgage Securities Fund	2,876,808	329,706	(218,607)	2,862,095	74,683

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Huntington Real Strategies Fund owns a 96% interest in Scotts Gahanna LLC. The VA Real Strategies Fund is an affiliate of the Huntington Real Strategies Fund, and together they own 100% of Scotts Gahanna LLC.

(5)	VA Balanced Fund Structure

The VA Balanced Fund (“Investing Fund”), in accordance with its prospectus, seeks to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Fund incur expenses of both the Investing Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 2013, were as follows:

Fund	Purchases	Sales
VA Balanced Fund	$3,283,742	$8,453,715
VA Dividend Capture Fund	52,886,708	51,515,271
VA Growth Fund	25,964,766	30,372,253
VA Income Equity Fund	31,076,425	34,335,100
VA International Equity Fund	17,940,050	19,146,105
VA Mid Corp America Fund	1,120,147	8,401,075
VA Real Strategies Fund	1,707,593	2,022,226
VA Rotating Markets Fund	6,272,387	7,297,623
VA Situs Fund	16,932,162	13,903,709
VA Mortgage Securities Fund	4,603,203	5,658,842

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December 31, 2013

Purchases and sales of long-term U.S. government securities for the fiscal year ended December 31, 2013 were as follows:

Fund	Purchases	Sales
VA Mortgage Securities Fund	$4,294,342	$4,239,134

(7)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

(8)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank, N.A. (“Citi”). Under the terms of the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. Each Fund in the Trust pays a pro-rata portion of this facility fee plus any interest on amounts borrowed. For the fiscal year ended December 31, 2013, the following Funds had borrowings under this Line of Credit.

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding*	Interest Expense Incurred	Maximum Loan Outstanding
VA Mid Corp America Fund	$1,000,000	1.38%	2	$76	$1,000,000
VA Real Strategies Fund	1,000,000	1.36%	2	76	1,000,000
VA Rotating Markets Fund	72,347	1.36%	1	3	72,347

*	Number of Days Outstanding represents the total days during the year ended December 31, 2013 that each Fund utilized the Line of Credit.

As of December 31, 2013 the Funds had no outstanding borrowings under this Line of Credit.

(9)	Other Tax Information (unaudited)

For the year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended December 31, 2013, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
VA Dividend Capture Fund	60.6%
VA Growth Fund	100.0%
VA Income Equity Fund	75.0%
VA International Equity Fund	86.9%
VA Mid Corp America Fund	100.0%
VA Real Strategies Fund	100.0%
VA Rotating Markets Fund	100.0%
VA Situs Fund	100.0%
VA Mortgage Securities Fund	8.0%

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December 31, 2013

For the taxable year ended December 31, 2013, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
VA Balanced Fund	50.8%
VA Dividend Capture Fund	100.0%
VA Growth Fund	100.0%
VA Income Equity Fund	89.6%
VA International Equity Fund	89.2%
VA Mid Corp America Fund	100.0%
VA Real Strategies Fund	100.0%
VA Rotating Markets Fund	100.0%
VA Situs Fund	100.0%
VA Mortgage Securities Fund	16.4%

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
VA Balanced Fund	$317,670
VA Mid Corp America Fund	883,126
VA Real Strategies Fund	83,033
VA Rotating Markets Fund	581,280

The Funds designated the following amounts as short term capital gain distributions.

Fund	Short Term Capital Gains Paid Amount
VA Balanced Fund	$78,083
VA Mid Corp America Fund	616,429
VA Real Strategies Fund	18,571

The VA International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2013 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
VA International Equity Fund	$0.44	$0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2013. These shareholders will receive more detailed information along with their 2013 Form 1099-DIV.

(10) Subsequent Event

At a meeting of the Trustees of the Trust held on January 30, 2014, the Board considered and approved a proposal to reorganize the VA Income Equity Fund and VA Mid Corp America Fund into the VA Dividend Capture Fund and VA Situs Fund, respectively. Pursuant to the reorganization, the VA Income Equity Fund and the VA Mid Corp America Fund each will liquidate by transferring substantially all of its assets to the VA Dividend Capture Fund and VA Situs Fund, respectively. Shares of the VA Income Equity Fund and the VA Mid Corp America Fund will be closed to all new and subsequent investments effective as of the close of business on April 24, 2014. Pending distribution of a Prospectus/Information Statement to shareholders, the reorganization is scheduled to take place at the close of business on or about April 28, 2014.

Additionally, at the same meeting, the Trustees considered and approved the recommendation of the Advisor to dissolve and liquidate each of the VA Balanced Fund, the VA Growth Fund, the VA Real Strategies Fund, the VA Rotating Markets Fund and the VA Mortgage Securities Fund. Accordingly, the Advisor will prepare a Plan of Liquidation (the “Plan”) for execution by the Trust. In connection with the decision to dissolve and liquidate the Funds, the Funds are closed to new and subsequent investments effective as of the close of business May 16, 2014. The Funds will be dissolved and liquidated on or about June 20, 2014.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Mid Corp America Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, and Huntington VA Mortgage Securities Fund, (ten of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2013 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 14, 2014

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Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (Unaudited) (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 19, 2013, the Board unanimously approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most significant of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three- and five-year and since-inception periods ending March 31, 2013, as applicable, as well as each Fund’s performance compared to its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ending June 30, 2013, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA International Equity Fund to not more than 1.00% of its average daily net assets through April 30, 2014. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Mortgage Securities Fund to not more than 1.00% of its average daily net assets through April 30, 2014. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Real Strategies Fund to not more than 1.20% of its average daily net assets through April 30, 2015. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Rotating Markets Fund to not more than 1.00% of its average daily net assets through April 30, 2014. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Balanced Fund to not more than 0.10% of its average daily net assets through April 30, 2014. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board noted that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to its comparable fee and performance analysis for the Funds. The data for the fee and performance analysis was generated on an aggregate portfolio level since not all Funds offer the same types of share classes. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

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Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (the “Funds”) (Unaudited) (continued)

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory fee and total expenses, which included the administrative fee, were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Mortgage Securities Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the three- and five-year and since-inception periods ended March 31, 2013, and the Fund was equal to the median and underperformed the average of its Lipper peer group for the one-year period ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the one- and three-year periods ended June 30, 2013, and underperformed its benchmark index for the five-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the average and median of its Lipper peer group, respectively.

Huntington VA Growth Fund

Among other data considered, the Board noted that the Fund underperformed the median and outperformed the average of its Lipper peer group for the one-year period ended March 31, 2013, and the Fund underperformed the median and average of its Lipper peer group for the three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the average and median of its Lipper peer group, respectively.

Huntington VA Income Equity Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year and since-inception periods ended March 31, 2013, and the Fund outperformed the median and average of its Lipper peer group for the three- and five-year periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, and ten-year and since-inception periods ended June 30, 2013, and outperformed its benchmark index for the five-year period ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the median and average of its Lipper peer group, respectively.

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75

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (the “Funds”) (Unaudited) (continued)

Huntington VA Rotating Markets Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year and since inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the median and average of its Lipper peer group, respectively.

Huntington VA Dividend Capture Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2013, and the Fund outperformed the median and average of its Lipper peer group for the three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark for the one-, three- and ten-year periods ended June 30, 2013, and outperformed its benchmark index for the five-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the median and below the average of its Lipper peer group and total net expenses were above the median and average of its Lipper peer group.

Huntington VA International Equity Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three- and five-year periods ended March 31, 2013, and the Fund was equal to the median and outperformed the average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year periods ended June 30, 2013, and outperformed its benchmark index for the five-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the average and below the median of its Lipper peer group and total net expenses were below the average and median of its Lipper peer group.

Huntington VA Mid Corp America Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three and five-year periods ended March 31, 2013, and the Fund outperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five- and ten-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the average and median of its Lipper peer group, respectively.

Huntington VA Real Strategies Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one- and five-year and since-inception periods ended March 31, 2013, and the Fund outperformed the median and underperformed the average of its Lipper peer group for the three-year period ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the three- and five-year and since-inception periods ended June 30, 2013, and underperformed its benchmark index for the one-year period ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the median and average of its Lipper peer group, respectively.

Huntington VA Situs Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the one-, three- and five-year and since-inception periods ended March 31, 2013. The Board also noted that the Fund outperformed its benchmark index for the three-year period ended June 30, 2013, and underperformed its benchmark index for the one- and five-year periods ended June 30, 2013. The Board also noted that the Fund was equal to its benchmark index for the since-inception period ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the average and below the median of its Lipper peer group and total net expenses were above the median and below the average of its Lipper peer group.

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Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (the “Funds”) (Unaudited) (continued)

Huntington VA Balanced Fund

Among other data considered, the Board noted that the Fund outperformed the median and average of its Lipper peer group for the three-year and since-inception periods ended March 31, 2013, and the Fund underperformed the median and average of its Lipper peer group for the one-year period ended March 31, 2013. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended June 30, 2013. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were below the median and average of its Lipper peer group, respectively.

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77

Huntington Funds

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2013	Ending Account Value, December 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Balanced Fund
Actual	$1,000.00	$1,097.90	$0.53	0.10%
Hypothetical(2)	$1,000.00	$1,024.70	$0.52	0.10%
VA Dividend Capture Fund
Actual	$1,000.00	$1,084.00	$5.40	1.03%
Hypothetical(2)	$1,000.00	$1,020.02	$5.24	1.03%
VA Growth Fund
Actual	$1,000.00	$1,226.80	$6.04	1.08%
Hypothetical(2)	$1,000.00	$1,019.78	$5.48	1.08%
VA Income Equity Fund
Actual	$1,000.00	$1,120.20	$5.62	1.05%
Hypothetical(2)	$1,000.00	$1,019.91	$5.35	1.05%
VA International Equity Fund
Actual	$1,000.00	$1,184.10	$5.52	1.00%
Hypothetical(2)	$1,000.00	$1,020.15	$5.10	1.00%
VA Mid Corp America Fund
Actual	$1,000.00	$1,153.70	$5.46	1.01%
Hypothetical(2)	$1,000.00	$1,020.13	$5.13	1.01%
VA Real Strategies Fund
Actual	$1,000.00	$1,136.80	$6.26	1.16%
Hypothetical(2)	$1,000.00	$1,019.34	$5.92	1.16%
VA Rotating Markets Fund
Actual	$1,000.00	$1,156.00	$5.40	0.99%
Hypothetical(2)	$1,000.00	$1,020.20	$5.06	0.99%
VA Situs Fund
Actual	$1,000.00	$1,207.20	$5.37	0.96%
Hypothetical(2)	$1,000.00	$1,020.34	$4.91	0.96%
VA Mortgage Securities Fund
Actual	$1,000.00	$997.30	$5.05	1.00%
Hypothetical(2)	$1,000.00	$1,020.15	$5.11	1.00%

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Huntington Funds

(1)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2013 through December 31, 2013. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Hypothetical assumes 5% annual return before expenses.

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Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield* Age: 58 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: January 2001

Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position(s): Of Counsel, Cors & Bassett LLC (law firm) (1993-2005).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Eddie R. Munson Age: 63 TRUSTEE Began Serving: June 2012

Principal Occupation(s): Retired (September 2006 to present).

Previous Position(s): Certified Public Accountant, KPMG LLP (June 1972 to September 2006).

Other Directorships Held: Board Member, Huntington Strategy Shares; Board Member, Bearingpoint (2006 to 2008); Board Member, United American Healthcare (September 2006 to June 2008); Board Member, Caraco (June 2011 to December 2011).

David S. Schoedinger Age: 71 TRUSTEE Began serving: May 1990

Principal Occupation(s): Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Mark D. Shary Age: 53 TRUSTEE Began serving: November 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Previous Position(s): Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).

William H. Zimmer, III Age: 60 TRUSTEE Began Serving: December 2006

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, Huntington Strategy Shares.

*	Thomas J. Westerfield became Chairman of the Funds on February 14, 2013.

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Huntington Funds

Officers*

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, Huntington Strategy Shares (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

R. Jeffrey Young Age: 49 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: February 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Martin R. Dean Age: 50 ANTI-MONEY LAUNDERING OFFICER AND CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008)

Paula G. Jurcenko Age: 49 VICE PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): Senior Vice President, HASI (September 2012 to present); President, Unified Financial Securities, Inc. (July 2013 to present).

Previous Position(s): Senior Vice President, Huntington Asset Advisors, Inc. (2004 to 2013); Senior Vice President, Huntington Investment Company (1996 to 2004); Assistant Vice President, Huntington Bancshares, Incorporated (1989 to 1996)

Matthew J. Miller Age: 37 VICE PRESIDENT 2960 N. Meridian St., Ste 300 Indianapolis, IN 46208 Began Serving: February 2010	Principal Occupation(s): Vice President, Relationship Management, HASI (2008 to present). Previous Position(s): Vice President, Transfer Agency Operations, HASI (2002 to 2008).
Bryan W. Ashmus Age: 40 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present).

Previous Position(s): Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Jay S. Fitton Age: 43 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Huntington Shareholder Services: 800-253-0412

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $436,815

Fiscal year ended 2012: $468,050

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $6,630

Fiscal year ended 2012: $26,500

Fees for 2013 and 2012 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $197,117

Fiscal year ended 2012: $276,050

Fees for 2013 and 2012 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $0

Fiscal year ended 2012: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1. the qualifications of the auditor to perform the services involved;

2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3. the permissibility of the services under applicable rules and guidance of the SEC;

4. the effect, if any, of the performance of the proposed services on the auditor’s independence;

5. the effect of the compensation for the proposed services on the auditor’s independence; and

6. the effect, if any, of the proposed services on the Fund’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund’s independent auditor may not include the following:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2. Financial information systems design and implementation;

3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4. Actuarial services;

5. Internal audit outsourcing services;

6. Management functions or human resources;

7. Broker-dealer, investment adviser or investment banking services; and

8. Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund’s Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f. market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and

d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm’s independence.

7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

8. The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

9. The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund’s management.

10. The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11. Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7. The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund’s management.

8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9. Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2013- 0%

Fiscal year ended 2012- 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $298,574 and $260,550 in 2013 and 2012, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date                 2/28/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date                 2/28/2014

By (Signature and Title)*	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date                 2/28/2014